As filed with the SEC on April 6, 2018 .	Registration No. 333‑158634
Registration No. 811-05826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 24

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 171
_____________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

William J. Evers
Vice President and Corporate Counsel
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2018, pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)
■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2018

VUL Protector® (for Contracts issued on or after May 1, 2015*)

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT ISSUED BY:
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: (800) 944-8786

*The VUL Protector® Contract (2015) is offered on or after May 1, 2015, under form number VULNLG-2015 or ICC15 VULNLG-2015, subject to state availability. A state and/or other code may follow the form number. Your Contract's form number is located in the lower left-hand corner of the first page of your Contract.

This prospectus describes the VUL Protector® Contract (2015) (the “Contract”) offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (" Prudential ").
Please read this prospectus before purchasing a VUL Protector® (2015) Contract and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the section DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS .
You (the "Contract Owner") may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Universal Account (the "Separate Account" or “Account”). The Account offers a wide variety of Variable Investment Options from the firms listed below. A complete list of the available Funds is included in this prospectus.

• Advanced Series Trust	• Invesco
• American Funds®	• MFS®
• Dreyfus	• Neuberger Berman
• Fidelity® Investments	• Prudential
• Franklin Templeton®	• TOPS – The Optimized Portfolio System®
You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, referred to as “fixed investment option” in your Contract, which pays a guaranteed interest rate.

In compliance with U.S. law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in VUL Protector® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

State Availability or Variations of Certain Features and Riders	Appendix A

SUMMARY OF CHARGES AND EXPENSES
Expenses other than Fund Expenses
The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.
The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for purchases, surrenders, transfers and other transactions, and certain riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Charge on Premiums (load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge(1)
(Minimum and maximum per $1,000 of Basic Insurance Amount.)
_____________
Initial surrender charge for a representative Contract Owner: male, age 40, preferred best underwriting class, no riders or extras.
	Upon lapse, surrender, or decrease in Basic Insurance Amount.	From $5.31 to $54.56 _____________ $18.47
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee	Upon withdrawal.	$25
Basic Insurance Amount Decrease fee	Upon decrease in Basic Insurance Amount.	$25
BenefitAccess Rider fee	One time charge if the Terminal Illness Option of the rider is exercised	$150
Enhanced Cash Value Rider fee (per $1,000 of Basic Insurance Amount)	One time charge applied on first month of processing.	$0.50
Living Needs BenefitSM Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (percentage of the Contract Fund amount)	One time charge upon exercising the rider benefit.	3.5%

(1)
The surrender charge amount per $1,000 varies based on Contract duration as well as on the individual characteristics of the insured, including issue age, sex, and underwriting classification. The maximum surrender charge amount per $1,000 applies in the first Contract Year to a male, age 65, with a nonsmoker substandard class C and higher underwriting classification. The charge decreases to zero by the end of the 14th year. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and maximum charge per $1,000 of the Net Amount at Risk.
_____________
Initial COI for a representative Contract Owner: male, age 40, preferred best underwriting class with no ratings. (Charge per $1,000 of the Net Amount at Risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.13

Administrative charge for Basic Insurance Amount
Minimum and maximum charge (charge per $1,000 of Basic Insurance Amount plus a flat fee).
_____________
Initial charge for Basic Insurance Amount for a representative Contract Owner: male, age 40, preferred best underwriting class. (Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.07 to $8.21 plus $9(6) _____________ $0.24 plus $9
Mortality and Expense Risk charge (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality charge for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Flat extra per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Accidental Death Benefit Rider(7)
Minimum and maximum charge per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider charge for a representative Contract Owner: male, age 40, preferred best underwriting class. (Charge per $1,000 of the coverage amount.)
	Monthly	From $0.04 to $0.28(6) _____________ $0.08
BenefitAccess Rider (BAR)
2% Monthly Benefit Percentage:
Minimum and maximum charge per $1,000 of the Net Amount at Risk.
Initial BAR COI for a representative Contract Owner: male, age 40, preferred best underwriting class, $250,000 Basic Insurance Amount. (Charge per $1,000 of the Net Amount at Risk.)
_____________

4% Monthly Benefit Percentage (available with form number ICC16 VL 145 B4-2016, VL 145 B4-2016, ICC17 VL 145 B5-2017, or VL 145 B5-2017 only):
Minimum and maximum charge per $1,000 of the Net Amount at Risk.
Initial BAR COI for a representative Contract Owner: male, age 40, preferred best underwriting class, $250,000 Basic Insurance Amount. (Charge per $1,000 of the Net Amount at Risk.)
	Monthly	From $0.0023 to $16.21(1) $0.0038 _____________ From $0.004 to $24.32(1) $0.0056
Children Level Term Rider(7) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(7)(8)
Minimum and maximum charges (percentage of the monthly benefit amount).
_____________
Enhanced Disability Benefit Rider charge for a representative Contract Owner: male, age 40, preferred best underwriting class.
	Monthly	From 7.08% to 12.17%(6) _____________ 7.52%
Net interest on loans(5)	Annually	1% for standard loans. 0.05% for preferred loans.

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Basic Insurance Amount, and Contract duration. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The daily charge is based on the effective annual rate shown.

(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 2% and an effective annual interest credit equal to 1%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(6)
This charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(7)	Duration of the charge is limited. See CHARGES AND EXPENSES.

(8)
The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

Fund Expenses
This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds. Fund prospectuses are available at www.prudential.com/eprospectus or by calling 800-944-8786.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.32%	1.19%
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS
Brief Description of the Contract
VUL Protector® (2015) is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may allocate net premiums to one or more of the available Variable Investment Options or to the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are not guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 1%. These amounts become part of our general account. The fulfillment of our guarantee is dependent on our claims paying ability. Transfers from the Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. Some Contract forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See Appendix A, which is part of your prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. Some Contract forms, features, and/or Variable Investment Options described in this prospectus may not be available through all brokers. The Contract form number for this Contract is VULNLG-2015 or ICC15 VULNLG-2015. A state and/or other code may follow the form number. Your Contract's form number is located in the lower left hand corner of the first page of your Contract.
Types of Death Benefit Available Under the Contract
There are two types of Death Benefit available. You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose. However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience. As long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.
Either type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
You may change your Contract’s Death Benefit type after issue. See Types of Death Benefit and Changing the Type of Death Benefit.
Limited No-Lapse Guarantee Information
Your Contract includes a feature, at no additional charge, that provides a limited guarantee against lapse. The guarantee is effective the first five years of the Contract and provides that the Contract will not lapse, regardless of investment results, as long as the amount of premiums paid and interest from the date(s) received, less withdrawals and interest from the date(s) taken, equals or exceeds the scheduled Limited No-Lapse Guarantee value on each Monthly Date and there is no excess Contract Debt. These are values used solely to determine if a Limited No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, Death Benefit type, issue age, sex, underwriting class, optional benefits and any additional or substandard mortality risk. See LIMITED NO-LAPSE GUARANTEE.
Rider to Provide Lapse Protection Information
Your Contract is issued with a Rider to Provide Lapse Protection. There is no charge for this rider. Beginning in the sixth contract year, this rider provides a guarantee that the Contract will not lapse, regardless of investment results, as long as the No-Lapse Guarantee Value is greater than zero and there is no excess Contract Debt. See Rider to Provide Lapse Protection.
It’s important to note that your No-Lapse Guarantee Value is calculated only to determine if your Contract is protected from lapse and does not represent any amounts actually payable as benefits under the Contract and does not change your actual Contract values. In addition, any no-lapse charges used to calculate your No-Lapse Guarantee Value are used only to determine whether your Contract is in default and do not affect your actual Contract values.

The Contract Fund
Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the Funds ; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit. See Withdrawals, RIDERS, and Persistency Credit.
Premium Payments
You choose the timing and the amount of premium payments, with the exception of the minimum initial premium. All subsequent premium payments are subject to a minimum of $25 per payment.
If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.
Allocation of Premium Payments
When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Pruco Life Variable Universal Account and Allocation of Premiums.
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. During the 10 - day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the money market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the money market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation. See Canceling the Contract.
The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.
Investment Choices
You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also allocate premiums to the Fixed Rate Option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.
We may add or remove Variable Investment Options in the future.
Decreasing the Basic Insurance Amount
Subject to certain limitations, you have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount. A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.
We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.
No administrative processing charge is currently being made in connection with a decrease in Basic Insurance Amount. However, we reserve the right to charge such a fee in an amount of up to $25. See CHARGES AND EXPENSES.
A decrease in the Basic Insurance Amount is not allowed while receiving Benefit Payments under the BenefitAccess Rider. See BenefitAccess Rider.
Access to Contract Values
A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office. The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.
If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its surrender value. See Surrender of a Contract.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract. The amount withdrawn must be at least $500. We may charge an administrative processing fee for each withdrawal in an amount up to $25. Currently, we do not charge a fee for withdrawals. Withdrawal of the Cash Surrender Value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.
Contract Loans
You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount. See Loans.
Persistency Credit Information
If your Contract is not in default, on each Monthly Date on or following the 9th Contract Anniversary, we may credit your Contract Fund with an additional amount for keeping your Contract in-force. See the Persistency Credit section.
Canceling the Contract (“Free-Look”)
Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). You will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less any applicable federal and state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.
SUMMARY OF CONTRACT RISKS
Contract Values Are Not Guaranteed
Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage. However, your Death Benefit may be protected under the Limited No-Lapse Guarantee, the Rider to Provide Lapse Protection, or the Overloan Protection Rider.
The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces
We will not pay a benefit under the Accidental Death Benefit Rider or make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Increase in Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.
Contract Lapse
Each month we determine the value of your Contract Fund. The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Limited No-Lapse Guarantee, Rider to Provide Lapse Protection, or BenefitAccess Rider. See below and BenefitAccess Rider. Your Contract will also be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, unless it remains in-force under the Overloan Protection Rider. See Loans and Overloan Protection Rider.
Should any event occur that would cause your Contract to enter default, we will notify you of the required payment to prevent your Contract from terminating (lapsing). A 61-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Your Contract may be protected against default and will remain in-force if it qualifies under the Limited No-Lapse Guarantee or the Rider to Provide Lapse Protection, as summarized below. Neither the Limited No-Lapse Guarantee nor the rider to Provide Lapse Protection will protect a Contract with excess Contract Debt.

(1)
Each month during the first five Contract Years, we determine the amount of accumulated premium you have paid and add interest from the date of receipt. We then determine the amount of withdrawals made and add interest from the date taken.

The net withdrawal amount is subtracted from the net accumulated premium paid and compared with the Limited No-Lapse Guarantee Value for that Monthly Date. If the actual value meets or exceeds the Limited No-Lapse Guarantee Value, your Contract is protected against default that month. The Limited No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or would otherwise lapse, on a monthly basis, and is not payable under the Contract. See LIMITED NO-LAPSE GUARANTEE.

(2)
Each month, beginning in the sixth Contract Year and thereafter, we determine the value of your Contract Fund and your No-Lapse Guarantee Value under the Rider to Provide Lapse Protection. If the No-Lapse Guarantee Value is greater than zero, your Contract is protected against default that month. The No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or in or would otherwise lapse, on a monthly basis, and is not payable under the Contract. It is equal to the No-Lapse Contract Fund, less any Contract Debt. See Rider to Provide Lapse Protection.

Risks of Using the Contract as a Short Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.
For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need. Withdrawals may also affect whether a Contract is kept in-force under the Limited No-Lapse Guarantee and Rider to Provide Lapse Protection, since withdrawals decrease your Accumulated Net Payments and the No-Lapse Contract Fund. See LIMITED NO-LAPSE GUARANTEE and Rider to Provide Lapse Protection.
Risks of Taking Withdrawals
If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal. We may charge an administrative processing fee of up to $25 for each withdrawal. Currently, we do not charge a fee for withdrawals. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. See Surrender Charges. Withdrawals from a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount. However, under most circumstances, withdrawals from a Contract with a Type A (fixed) Death Benefit require a reduction in the Basic Insurance Amount. No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.
It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.
Withdrawals are not allowed while receiving Benefit Payments under the BenefitAccess Rider. See BenefitAccess Rider.
Risks of Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Taking a Contract loan will prevent the Limited No-Lapse Guarantee or the Rider to Provide Lapse Protection from protecting your Contract from lapsing.
Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.
Loan Repayments are required when exercising the BenefitAccess Rider. See BenefitAccess Rider.
Limitations on Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. We may charge up to $25 for each transfer made exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.
For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. See Transfers/Restrictions on Transfers. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.
In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. Currently, transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit. See Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year. The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.
We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.
Charges on Surrender of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.
We will assess a surrender charge if, during the first 14 Contract Years, the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). The surrender charge varies and is described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.
Potential Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract Owner chooses one of the following definitions of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Contract Fund value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to Contract Fund value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance. We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider. See Overloan Protection Rider.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). We will notify you if payment of a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.
Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified

Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
Replacement of a Contract
The replacement of life insurance is generally not in your best interest. If you are considering purchasing this Contract to replace an existing contract, you should first consider other options. In some cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, if permitted, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new Contract from us and you should consult with a tax adviser.
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS
You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also allocate premiums to the Fixed Rate Option. The Fixed Rate Option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.
Risks Associated with the Variable Investment Options
The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in a corresponding Fund, has its own investment objective and associated risks, which are described in the Fund prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Funds. You bear the investment risk that the Funds may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options. Although the PSF Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Variable Investment Option. For example, when prevailing short-term interest rates are very low, the yield on the PSF Government Money Market Portfolio may be so low that, when Fund and Contract charges are deducted, you experience a negative return. See The Funds .
The Contract offers Variable Investment Options through the Advanced Series Trust ("AST"). The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond Portfolio (those AST bond Portfolios are not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond Portfolio can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Fund’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Fund to another Fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Learn More about the Variable Investment Options
Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks. The Funds' prospectuses are available at www.prudential.com/eprospectus or by calling 800-944-8786.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
Pruco Life Insurance Company
Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971, under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Our principal executive office is located at 213 Washington Street, Newark, New Jersey 07102.
The Pruco Life Variable Universal Account
We have established a Separate Account, the Pruco Life Variable Universal Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989, under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations. Guarantees and benefits within the Contract are subject to our claims paying ability.
You may invest in one or a combination of the available Variable Investment Options. When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional Variable Investment Options in the future.
The Funds
This Contract offers Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Funds”), and Funds managed by companies not affiliated with Pruco Life ("Unaffiliated Funds"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Fund's description in the tables that follow, each Fund has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. Pruco Life has selected the Funds for inclusion as investment options under this Contract in Pruco Life’s role as issuer of this Contract, and Pruco Life does not provide investment advice or recommend any particular Fund. See Service Fees Payable to Pruco Life following the tables below for more information about fees and payments we may receive from the Funds and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.
Each Fund is detailed in its own separate prospectus. The Fund's prospectus and statement of additional information is available at www.prudential.com/eprospectus or by calling 800-944-8786. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. Please refer to the lists below to see which Variable Investment Options you may choose.
The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the Funds use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.
Investment Managers
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund ("PSF") and certain Funds of the Advanced Series Trust ("AST"). PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.

The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
The Investment Managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectuses.
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Fund; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.
The tables below reflect the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other Funds, which are managed by the subadvisers of those Funds.

Affiliated Funds
Fund	Investment Objective Summary	Subadviser
ADVANCED SERIES TRUST
AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory LLC; Loomis, Sayles & Company, L.P.; LSV Asset Management; Pacific Investment Management Company, LLC; PGIM Fixed Income; PGIM Investments LLC;Quantitative Management Associates LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC

AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC; Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.; BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited; Loomis, Sayles & Company, L.P.
AST Fidelity Institutional AMSM Quantitative Portfolio (formerly AST FI Pyramis® Quantitative Portfolio)	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC; LSV Asset Management
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.

Affiliated Funds
Fund	Investment Objective Summary	Subadviser
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC; Quantitative Management Associates LLC
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM Fixed Income; Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio's Subadviser's equity investment strategies.
Wellington Management Company LLP
THE PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio - Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; Quantitative Management Associates LLC
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio - Class I	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; Quantitative Management Associates LLC
PSF Global Portfolio - Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; Quantitative Management Associates LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio - Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio - Class I	Seeks high total return.	PGIM Fixed Income
PSF Jennison 20/20 Focus Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC

Affiliated Funds
Fund	Investment Objective Summary	Subadviser
PSF Jennison Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF SP Prudential U.S. Emerging Growth Portfolio - Class I	Seeks long-term capital appreciation.	Jennison Associates LLC
PSF SP Small Cap Value Portfolio - Class I	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio - Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates LLC
PSF Value Portfolio - Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
Fund	Investment Objective Summary	Investment Adviser/Subadviser
AMERICAN FUNDS INSURANCE SERIES®
American Funds Insurance Series® Blue Chip Income and Growth Fund – Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth Fund - Class 2	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds Insurance Series® International Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
DREYFUS
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Shares	Seeks long-term capital appreciation.	The Dreyfus Corporation/Newton Investment Management (North America) Limited
DREYFUS INVESTMENT PORTFOLIOS
Dreyfus MidCap Stock Portfolio - Service Shares
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400).
The Dreyfus Corporation
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company/FMR Co. Inc., and other investment advisers
Fidelity® VIP Index 500 Portfolio – Service Class 2	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company/Geode Capital Management, LLC; FMR Co., Inc.
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company/FMR Co. Inc., and other investment advisers
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Advisers, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Global Advisors Limited
INVESCO
Invesco V.I. Growth and Income Fund – Series I	Seeks long-term growth of capital and income.	Invesco Advisers, Inc.

Unaffiliated Funds
Fund	Investment Objective Summary	Investment Adviser/Subadviser
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Sustainable Equity Portfolio (formerly Neuberger Berman AMT Socially Responsive Portfolio) - Class S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC
TOPS - THE OPTIMIZED PORTFOLIO SYSTEM®
TOPS® Aggressive Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Balanced ETF Portfolio - Class 2	Seeks income and capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Conservative ETF Portfolio - Class 2	Seeks to preserve capital and provide moderate income and moderate capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Balanced ETF Portfolio - Class 2	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
Service Fees Payable to Pruco Life
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Contract Owners). These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2018, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.55% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us, to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution of Variable Investment Options
We may substitute one or more of the available Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
The Fixed Rate Option
You may choose to allocate, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. This amount becomes part of our general account. The general account consists of all assets owned by us other than those in the Account and in other separate accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 1%. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability. We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so.
Transfers out of the Fixed Rate Option are subject to limits. See Transfers/Restrictions on Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted. See Loans.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.
CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus. There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below. Most charges, although not all, are made by reducing the Contract Fund.
The total amount invested in the Contract Fund, at any time, consists of:

(a)	the Variable Investment Options,

(b)	the Fixed Rate Option, and

(c)	any Contract loan. See Loans.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice. We will supplement this prospectus to reflect any increase in a current Contract charge, up to the maximum Contract charge, before the change is implemented.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. Any changes to any of these current charges will be in consideration of one or more factors such as mortality, expenses, taxes, interest, investment experience, Contract funding, Net Amount at Risk, profit, and/or persistency, which is the length of time Contracts like this one and other contracts stay in effect. Premium based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Sales Charge on Premium
We may charge up to 6% of premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.
Currently, we charge 3% of premiums for sales expenses in the first five Contract Years, 2.25% in Contract Years six through 10, and zero thereafter.
Premium Based Administrative Charge
We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive. This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.
The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). The rate applies uniformly to all Contract Owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.
The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. Beginning in 2018, the required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes.
Surrender Charge
We assess a surrender charge if during the first 14 Contract Years the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund. We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.
We deduct the maximum surrender charge that applies to your Contract in the early durations. The maximum surrender charge we deduct ranges from $5.31 to $54.56 per $1,000 of Basic Insurance Amount. For example, the maximum surrender charge for a Contract Owner, male age 40 in the preferred best underwriting class, with no riders or extras is $18.47 per $1,000 of Basic Insurance Amount. Your actual charge will vary by duration, and the insured’s age, sex, and underwriting classification. A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the data pages of your Contract. The charge decreases to zero by the end of the 14th year.
The chart below provides an example of the surrender charge applied to a representative Contract Owner. You may obtain more information about the particular surrender charge that applies to you by contacting your Pruco Life representative.

Sample Surrender Charges Representative insured: male, age 40 at Contract issuance, preferred best underwriting class, no ratings or extras.
Surrender occurring during Contract Year:	Amount per $1,000 of Basic Insurance Amount:
1	$18.47
2	$17.54
3	$16.52

4	$15.50
5	$14.57
6	$13.55
7	$12.63
8	$11.70
9	$10.68
10	$9.75
11	$7.71
12	$5.76
13	$3.90
14	$1.95
15+	$0.00
If, during the first 14 Contract Years, the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit) we may deduct a percentage of the surrender charge. The percentage will be the amount by which the new Basic Insurance Amount is less than the threshold amount, divided by the threshold amount. The threshold amount is the lowest Basic Insurance Amount since the Contract was issued. After this transaction, a corresponding new surrender charge schedule will be determined to reflect that portion of surrender charges deducted in the past.
If we are processing a full surrender of your Contract, and your Contract includes the Enhanced Cash Value Rider, and your Contract is not in default, we will determine if an Additional Amount is due to you and add that Additional Amount to your Cash Surrender Value. This Additional Amount is not payable when your Contract is surrendered in connection with a 1035 Exchange. The Additional Amount is available in states where it is approved.
Cost of Insurance
We deduct a monthly cost of insurance ("COI") charge from the Contract Fund. The purpose of this charge is to compensate us for the cost of providing insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.
This Contract utilizes a two-tiered COI rate approach based on the Net Amount at Risk when determining the COI charge. Generally, the COI charge is determined by multiplying the Net Amount at Risk by the per $1,000 COI rate. Under this Contract, the COI charge is determined using either one or two COI rates, referred to as the tier 1 rate and the tier 2 rate. When the Net Amount at Risk is below the tier breakpoint, only the tier 1 rate is utilized in calculating the COI charge. When the Net Amount at Risk exceeds the tier breakpoint, the COI charge is determined using a combination of the tier 1 rate and the tier 2 rate. In this situation, the portion of the Net Amount at Risk below the tier breakpoint is divided by $1,000 and multiplied by the tier 1 COI rate. The portion of the Net Amount at Risk above the tier breakpoint is divided by $1,000 and multiplied by the tier 2 COI rate. The sum of these calculations for the two tiers equals the COI charge. The tier breakpoint is determined based upon Contract duration, and the sex, issue age, and underwriting classification of the insured and therefore changes over the life of the Contract. Since the two-tiered COI rate approach is a function of the Net Amount at Risk, a higher Net Amount at Risk may increase the portion of the COI charge that is based on the tier 2 COI rate. Actual COI charges cannot be determined in advance.
The maximum COI charge is determined by multiplying the Net Amount at Risk by the maximum COI rates. The COI rates in effect at any given time vary by Basic Insurance Amount and Contract duration, as well as the issue age, sex, and underwriting classification of the insured. The rates generally increase over time but are never more than the maximum amount listed in the Contract data pages. The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary (“CSO”) Mortality Tables. Our current COI charges range from $0.02 to $83.34 per $1,000 of Net Amount at Risk. The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges ) from the dollar amounts held in each of the chosen investment options.
COI rates are applied to the Net Amount at Risk to determine the COI charge. Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower Net Amount at Risk and lower COI charge. A lower Contract Fund value in relation to the Death Benefit will result in a higher Net Amount at Risk and a higher COI charge. For Contracts with a Type A Death Benefit, the Net Amount at Risk generally changes as the Contract Fund changes. For Contracts with a Type B Death Benefit, the Net Amount at Risk generally does not change as the Contract Fund changes. See Types of Death Benefit .
The following table provides hypothetical examples of the Net Amount at Risk’s role in determining COI charges. The examples assume a $250,000 Basic Insurance Amount, the Death Benefit meets the definition of life insurance test, and a current monthly tier 1 COI rate of $1.00 per $1,000 of Net Amount at Risk and tier 2 COI rate of $1.25 per $1,000 of Net Amount at Risk.

Example Net Amount at Risk Scenarios
Death Benefit Type	Death Benefit amount	Contract Fund value	Net Amount at Risk	Tier breakpoint	Month’s COI charge
Type A	$250,000	$25,000	$225,000	$150,000	$243.75
Type A	$250,000	$75,000	$175,000	$150,000	$181.25
Type A	$250,000	$25,000	$225,000	$200,000	$231.25

Type A	$250,000	$75,000	$175,000	$200,000	$175.00
Type B	$275,000	$25,000	$250,000	$150,000	$275.00
Type B	$325,000	$75,000	$250,000	$150,000	$275.00
Type B	$275,000	$25,000	$250,000	$200,000	$262.50
Type B	$325,000	$75,000	$250,000	$200,000	$262.50
Because the Net Amount at Risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the Net Amount at Risk, and may also cause the Contract to lapse earlier unless additional premiums are paid. Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the Net Amount at Risk on which COI charges are based.
Administrative Charge for Basic Insurance Amount
In addition to the CO I charge, each month we deduct from the Contract Fund a n administrative charge for the Basic Insurance Amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

(1)	The first part of the charge is a flat monthly fee of $9 per month.

(2)
The second part of the charge is an amount per $1,000 of the Basic Insurance Amount. The amount varies by issue age, sex, and underwriting classification. Generally, the rate per $1,000 of Basic Insurance Amount is higher for older issue ages and for higher-risk underwriting classifications. Currently, we deduct this part of the charge during the first seven Contract Years.

The following table provides examples of the initial administrative charges per $1,000 of Basic Insurance Amount.

Sample Administrative Charges: (per $1,000 rates)
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.19	$0.36	$0.17	$0.26
45	$0.37	$0.66	$0.31	$0.53
55	$0.61	$0.85	$0.35	$0.67
65	$0.91	$0.90	$0.58	$0.86
The highest charge per thousand is $8.21 and applies to male nonsmokers at age 85 in the worst rating class. The lowest charge per thousand is $0.07 and applies to female nonsmoking classes at younger ages. The amount of the maximum charge that applies to your particular Contract is shown on the Contract’s data pages under the heading “Adjustments to the Contract Fund.”
You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Charges for Rider Coverage.
We generally deduct the monthly charges proportionately from the dollar amount held in each of the chosen investment options. Alternatively, you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges. See Allocated Charges.
Mortality and Expense Risk Charge
Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.25%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Additional Mortality Charge for Certain Risks
We may assess an additional charge on a permanent or temporary basis for unique or specific mortality risks that exceed our standard underwriting guidelines. This additional monthly charge or "flat extra" is charged as a dollar amount per $1,000 of Basic Insurance Amount.
Generally, a permanent flat extra rating is assessed for non-medical risks such as aviation. A temporary flat extra charge is used in scenarios where mortality risk is higher in the earlier Contract Years and reduces in later years, such as may be the case for certain occupational and avocational risks and for some insureds with cancer histories. The actual dollar amounts are initially determined through the research completed for the activity or impairment during the underwriting process. The flat extra charge per $1,000 will vary based on individual circumstances of the insured, including issue age, type of risk, and the frequency of exposure to the risk.

Transaction Charges

(a)	We may charge a transfer fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a transaction fee for transfers.

(b)	We may charge a withdrawal fee of up to $25 in connection with each withdrawal. Currently, we do not charge a transaction fee for withdrawals.

(c)	We may charge a Basic Insurance Amount decrease fee of up to $25 for any decrease in Basic Insurance Amount. Currently, we do not charge a transaction fee for a decrease in the Basic Insurance Amount.
Charges for Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental. The charge ranges from $0.04 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
BenefitAccess Rider – We deduct a monthly charge for this rider, which provides an acceleration of the Death Benefit in the event the insured is Chronically Ill or Terminally Ill. The current charge for the 2% Monthly Benefit Percentage ranges from $0.0021 to $14.74 per $1,000 of rider Net Amount at Risk. The current charge for the 4% Monthly Benefit Percentage ranges from $0.004 to $22.11 per $1,000 of rider Net Amount at Risk. The current charge is based on the Basic Insurance Amount, Monthly Benefit Percent, and Contract duration, as well as the insured’s issue age, sex, and underwriting classification. Benefit Payments made under the Terminal Illness Option of this rider will incur a transaction charge of up to $150.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage. Rider charges may continue even after coverage on your last covered child has ended. If your children are no longer covered under the rider and you do not expect to have additional children who would be covered, consider discontinuing the rider.

•
Enhanced Cash Value Rider - We deduct a one-time charge for this rider, which provides an Additional Amount upon full surrender of the Contract for its surrender value. The charge is deducted from the Contract Fund on the date the initial premium is applied. The charge (current and maximum) is $0.50 per $1,000 of Basic Insurance Amount.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides a monthly benefit amount to the Contract Fund while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting classification of the insured. The charge ranges from 7.08% to 12.17% of the monthly benefit amount and is charged until the first Contract Anniversary on or after the insured’s 60th birthday. The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions.

•
Living Needs Benefit SM Rider - We deduct a transaction fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill or is confined to a nursing home.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider, which may guarantee protection against lapse due to Contract Debt.
Net Interest on Loans
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on the earlier of each Contract Anniversary or when the loan is paid back. The net interest on loans reflects the net difference between the interest rates charged and credited. A standard loan has an effective annual interest rate of 2%. A preferred loan has an effective annual interest rate of 1.05%. All loans have an effective annual interest credit equal to 1%. See Loans .
Fund Expenses
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at www.prudential.com/eprospectus or by calling 800-944-8786. If a change in a Fund's expenses increases the maximum Total Annual Fund Operating Expenses, as presented under SUMMARY OF CHARGES AND EXPENSES , we will supplement this prospectus upon notification of this change from the Fund.
Allocated Charges
You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges. Monthly charges include: (1) COI charge, (2) administrative charge for Basic Insurance Amount, (3) any monthly rider charges, and (4) any additional mortality charge for extra risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 33⅓% cannot. The Fixed Rate Option is not available as one of your allocation options.
If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero. Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121
Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value. You may continue to make transfers, loans, loan repayments, and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in Good Order at our Service Office.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.
Incontestability
We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement of Age or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Settlement Options
The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds. Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
LIMITED NO-LAPSE GUARANTEE
Your contract is issued with a limited guarantee against lapse. The guarantee is effective the first five years of the Contract and provides that the Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. The Limited No-Lapse Guarantee is based on premium payments and is not a benefit you need to elect. Withdrawals and outstanding Contract loans adversely affect the status of the Limited No-Lapse Guarantee. See Withdrawals and Loans.

How We Calculate and Determine if You Have a Limited No-Lapse Guarantee
We calculate your Contract's Accumulated Net Payments on the Contract Date and on each Monthly Date of the first five Contract years. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 3%, less withdrawals accumulated at 3%. For Contracts that had previously lapsed because of excess Contract Debt, we also subtract the Contract Debt in effect at the time of lapse accumulated at 3% starting at the date of default. If you have an outstanding Contract loan, the Limited No-Lapse Guarantee will not keep the Contract in-force.
We also calculate Limited No-Lapse Guarantee Values. These are values used solely to determine if a Limited No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, definition of life insurance test, issue age, sex, underwriting class, optional benefits and any additional or substandard mortality risk. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.
On each Monthly Date, we will compare your Accumulated Net Payments to the Limited No-Lapse Guarantee Value. If your Accumulated Net Payments equal or exceed the Limited No-Lapse Guarantee Value, and there is no excess Contract Debt, then the Contract is kept in-force, regardless of the amount in the Contract Fund.
The following table provides sample Limited No-Lapse Guarantee Values (to the nearest dollar). The example assumes: (1) the insured is a male, age 40, preferred best underwriting classification , with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount and Level Death Benefit option; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Contract Anniversary	Limited No-Lapse Guarantee Value	Contract Anniversary	Limited No-Lapse Guarantee Value
Contract Date	$0.00	3rd	$4,966
1st	$1,607	4th	$6,722
2nd	$3,262	5th	$8,531
Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Limited No-Lapse Guarantee Values.
See the Rider to Provide Lapse Protection for No-Lapse Guarantee information after the first five years.
RIDERS
Contract Owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. All riders are only available at Contract issuance, except as noted. The available riders include the following (as described more fully below):

•	BenefitAccess Rider, which provides for an acceleration of the Death Benefit if the insured becomes Chronically Ill or Terminally Ill.

•	Accidental Death Benefit Rider, which provides an additional Death Benefit that is payable if the insured's death is accidental.

•	Children Level Term Rider, which provides term life insurance coverage on the life of the insured's covered children.

•	Enhanced Cash Value Rider, which provides an Additional Amount upon full surrender of the Contract for its surrender value.

•	Enhanced Disability Benefit Rider, which pays a monthly benefit amount into the Contract if the insured is totally disabled.

•
Living Needs BenefitSM Rider, which allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home. This rider may be added after Contract issuance, subject to our underwriting requirements.

•	Overloan Protection Rider, which if exercised, guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.
Additionally, each Contract is issued with an attached Rider to Provide Lapse Protection that is not optional. There is no charge for the Rider to Provide Lapse Protection.
Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Enhanced Cash Value Rider, the Living Needs Benefit SM Rider, the Overloan Protection Rider, and the Terminal Illness Option of the BenefitAccess Rider.
We will not pay a benefit under the Accidental Death Benefit rider or make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Some riders may depend on the performance of the Contract Fund . Rider benefits will no longer be available if the Contract lapses, or if you choose to keep the Contract in-force under the Overloan Protection Rider. Some riders are not available in conjunction with other riders and certain restrictions may apply as set forth below. Some riders or features described in this prospectus may be subject to state variations or may not be available in all states. See Appendix A, which is part of your prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. A Pruco Life representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.

Rider to Provide Lapse Protection
Your Contract is issued with an attached Rider to Provide Lapse Protection. Under the Rider to Provide Lapse Protection, beginning in the sixth Contract year, we agree to keep your Contract in-force and guarantee that your Contract will not lapse, as long as the No-Lapse Guarantee Value is greater than zero and there is no excess Contract Debt. The Rider to Provide Lapse Protection will not prevent your Contract from lapsing when you have an outstanding loan.
On the Contract Date and on each Monthly Date thereafter, we will calculate your No-Lapse Guarantee Value (your No-Lapse Contract Fund, less any Contract Debt). Your No-Lapse Contract Fund is the accumulated value of the prior No-Lapse Contract Fund, plus any no-lapse invested premium amounts, plus no-lapse interest, and minus a no-lapse charge factor. Additionally, the No-Lapse Contract Fund is adjusted for any withdrawals, loans, and administrative fees. If the No-Lapse Guarantee Value is greater than zero and there is no excess Contract Debt, your Contract will remain in-force until the next Monthly Date, even if you experience poor investment results and your Contract's Cash Surrender Value f alls to zero or less.
In later years we may, depending on the value of your Contract Fund, increase the No-Lapse Contract Fund. This potential increase is referred to as the lapse protection enhancement amount. For issue ages up through 70, we will calculate a lapse protection enhancement amount on each Contract Anniversary beginning on the earlier of: (a) the 19th Contract Anniversary, and (b) the first Contract Anniversary on or after the insured reaches age 79. For issue ages of 71 and older, we will calculate a lapse protection enhancement amount on each Contract Anniversary beginning on the 9th Contract Anniversary. The lapse protection enhancement amount is based on the value of the Contract Fund compared to the No-Lapse Contract Fund. If 65% of the Contract Fund value exceeds the No-Lapse Contract Fund and the No-Lapse Contract Fund is not a negative value, the No-Lapse Contract Fund will be increased to equal 65% of the Contract Fund. If at the time of calculation the No-Lapse Contract Fund is a negative amount, we will increase the No-Lapse Contract Fund by an amount equivalent to 65% of the Contract Fund. The amount is calculated before monthly charges are deducted. Depending on the amounts in your Contract Fund and No-Lapse Contract Fund, it is possible the lapse protection enhancement amount may be zero.
The following chart illustrates an example of an initial lapse protection enhancement amount calculation. For a representative insured age 40 at issue, the lapse protection enhancement amount calculation begins on the 19th Contract Anniversary (age 59).

Sample lapse protection enhancement amount calculations.
	Example 1	Example 2
Contract Fund	$100,000.00	$100,000.00
No-Lapse Contract Fund	$50,000.00	$75,000.00
65% of Contract Fund	$65,000.00	$65,000.00
Lapse protection enhancement amount	$15,000.00	$0
New No-Lapse Contract Fund value	$65,000.00	$75,000.00
Under the Rider to Provide Lapse Protection, premiums are applied to your No-Lapse Contract Fund as of the date they are received. For any premium we receive in the 21-day period preceding a Contract Anniversary on which the sale charges decrease, we will subtract a no-lapse charge for sales expenses no greater than the amount we would subtract if that premium were received on the Contract Anniversary.
Your No-Lapse Guarantee Value is calculated solely to determine whether your Contract is in-force or in default. These are not cash values that you realize by surrendering the Contract, nor are they payable as Death Benefits, and they do not change your Contract values. The process to calculate your No-Lapse Guarantee Value is similar to the process that determines your actual contract values, however, the No-Lapse Guarantee Value will not be impacted by any investment loss or gain of the Contract Fund.
The charge factor used to determine the No-Lapse Guarantee Contract Fund and No-Lapse Guarantee Value will vary based on Basic Insurance Amount, duration, age, sex, underwriting class, and extra ratings. In addition, the charge factor is used only to determine whether your Contract is in default and does not affect your actual Contract values. The charges that are specific to your Contract will appear in the section titled Lapse Protection Rider Data in your Contract. For Contracts receiving monthly benefits under the Enhanced Disability Benefit Rider, the No-Lapse Contract Fund will be credited on each Monthly Date with an amount equal to the no-lapse charge factor for that Monthly Date.
Beginning in year six, the Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero and having no excess Contract Debt. If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less and the No-Lapse Guarantee Value equals zero or less, your Contract will be in default. If you take withdrawals and loans from your Contract, you increase the risk that your Contract will go into default.
Should any event occur that would cause your Contract to go into default or lapse, we will notify you of the required payment to keep your Contract in-force. Your payment must be received at the Payment Office or postmarked within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions. If your Contract lapses, and you meet the requirements to reinstate it, the Rider to Provide Lapse Protection will also be reinstated. See LAPSE AND REINSTATEMENT.
If you elected the Guideline Premium Test for the definition of life insurance test, you may not be able to pay enough to get the guarantee for the duration you desire without violating the definition of life insurance. This is not true when choosing the Cash Value Accumulation Test for the definition of life insurance. See PREMIUMS and Tax Treatment of Contract Benefits - Treatment as Life Insurance.

BenefitAccess Rider
The BenefitAccess Rider provides for the acceleration of the Death Benefit in the event the insured is Chronically Ill, subject to certain eligibility requirements, and approval of the claim (“Chronic Illness Option”). This rider will also provide acceleration of the Death Benefit if the insured becomes Terminally Ill, subject to certain eligibility requirements and approval of the claim (“Terminal Illness Option”). This rider is only available at Contract issuance and there is a charge for this rider. You may terminate this rider at anytime. This rider is not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs BenefitSM Rider.
Exercise of an accelerated Death Benefit option under this rider will cause a reduction in, or elimination of, the Contract’s Death Benefit, cash value, and loan value as described below under Impact of Rider Benefits on Contract and Riders. Premiums or charges needed to keep the Contract in force will also be reduced based on the reduced Death Benefit. There may be adverse tax consequences in the event you accelerate the Death Benefit. See Tax Treatment of Contract Benefits - BenefitAccess Rider.
This rider should be purchased for the purpose of providing Chronic Illness and Terminal Illness coverage. For Terminal Illness coverage only, consider the Living Needs BenefitSM Rider below.
Conditions for Eligibility of Benefit Payments:
Terminal Illness Option
You are eligible to receive an accelerated benefit under this option subject to the following conditions:

(a)	The Contract must be in-force and the insured must be living;

(b)	You must submit a claim in a form that meets our needs;

(c)	We must receive due proof of the insured's Terminal Illness and Written Certification by a Licensed Physician that the insured has a life expectancy of six months or less;

(d)	We must receive authorization from the insured to obtain copies of any relevant medical records we may require;

(e)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract;

(f)	You must send us the Contract if we ask for it; and

(g)	We reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option.
Chronic Illness Option
You are eligible to receive an accelerated benefit under this option subject to the following conditions:

(a)	The Contract must be in-force and the insured must be living;

(b)	You must submit a claim in a form that meets our needs;

(c)
We must receive due proof of the insured's Chronic Illness and Written Certification by a Licensed Health Care Practitioner, prior to the start of every Benefit Year, that the insured is Chronically Ill;

(d)	We must receive authorization from the insured to obtain copies of any relevant medical records that we require;

(e)	You must not have received a Benefit Payment under the Terminal Illness Option; and

(f)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract.

(g)
(Applicable to rider form number ICC17 VL 145 B5-2017 or VL 145 B5-2017 only.) The Elimination Period must be satisfied unless waived by us. The Elimination Period will be waived if the following conditions have been met:

1.	The Licensed Health Care Practitioner certifies that the insured is Chronically Ill and not expected to recover from the Chronic Illness during the insured's lifetime; and

2.	All other conditions of eligibility have been met and we approve the claim.
We reserve the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured, which may include examination or tests by a Licensed Health Care Practitioner of our choice, while a claim is pending or during a Benefit Period, to ensure that the insured is Chronically Ill. We may also contact the insured's Licensed Health Care Practitioner for confirmation of continued Chronic Illness. If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.
Prior to the end of each Benefit Year, we will send you a request for Recertification, which, for continuous monthly Benefit Payments, must be completed and returned to us prior to the start of the next Benefit Year to satisfy us that the insured continues to be eligible for Benefit Payment. You will be notified if you continue to be eligible for Benefit Payments. If we receive Recertification within 90 days after the end of the current Benefit Year, the new Benefit Year will begin on the Monthly Date on or following the date on which we receive the Recertification. If we do not receive Recertification within 90 days after the end of the current Benefit Year, any request for benefits will be treated as a new claim, and the new Benefit Year will begin on the Monthly Date on or following the date on which all conditions of eligibility are met, including satisfaction of the Elimination Period unless waived, and we approve the claim.
Benefit Payments:
Terminal Illness Option
You have the option to accelerate all or a partial amount of the Death Benefit. If you accelerate a partial amount, the remaining Death Benefit must be no less than $25,000, and you may only make one additional acceleration, which must be for the full Death Benefit. The only payment option is a single lump sum Benefit Payment. The present value will be determined based on the following factors: (1) the amount of the Death Benefit; (2) the insured’s reduced life expectancy; and (3) a discount factor no greater than the greater of (a) the yield on 90-day federal treasury bills at the time the benefit is accelerated, and (b) the maximum statutory adjustable contract loan interest rate at the time the benefit is accelerated. Payment will be made subject to the conditions of eligibility described above and after we have approved the claim.
If you accelerate a Death Benefit under this option, you will no longer be eligible for the Chronic Illness Option and any Benefit Payments you may be receiving under that option will end.
If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan in the same proportion as the reduction in the Death Benefit. If the policy is in default but not past the grace period at the time of claim, the Benefit Payment will be reduced by the amount needed to bring the Contract out of default. See Contract Lapse.
See below for an example of an accelerated Benefit Payment under the Terminal Illness Option.
Chronic Illness Option
The maximum amount of your life insurance that can be accelerated is the Lifetime Benefit Amount, which is equal to the Contract’s Death Benefit. The maximum Lifetime Benefit Amount will be determined at the time you make the initial claim. The Lifetime Benefit Amount will be reduced by any transactions you make that reduce the Death Benefit of the Contract.
You have the option to receive your Benefit Payments monthly or annually and payments will begin no later than the Monthly Date on or following the date the claim is approved. If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan in the same proportion as the reduction in the Death Benefit.
If you choose to receive monthly Benefit Payments, the Maximum Monthly Benefit Payment for that year will be calculated at the beginning of each Benefit Year and recalculated at the beginning of each subsequent Benefit Year. Subject to a minimum payment of $500, you have the option to receive less than the Maximum Monthly Benefit Payment amount, but the amount may not be changed during the Benefit Year. An amount that is less than the maximum may extend your payment period.
When we determine the Maximum Monthly Benefit Payment amount each Benefit Year, we use the per diem limitation (maximum daily amount allowed) declared by the Internal Revenue Service (" IRS ") and the Lifetime Benefit Amount. The Maximum Monthly Benefit Payment is equal to the lowest of:

(a)	The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent;

(b)	The per diem limitation in effect at the start date of the current Benefit Year times 30; and

(c)	The Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30.
Generally, the Monthly Benefit Percent used to determine the Maximum Monthly Benefit Payment is 2%. At the time of application, you may be able to choose a Monthly Benefit Percent of 4% for the calculation of the Benefit Payment. The availability of the optional 4% Monthly Benefit Percent is limited to Contracts with Basic Insurance Amounts of $500,000 or less and is only available under rider form number VL 145 B4-2016, ICC16 VL 145 B4-2016, VL 145 B5-2017, or ICC17 VL 145 B5-2017 (a state and/or other code may follow the form number).
If you choose to receive your Benefit Payments on an annual basis, the annual Benefit Payment will equal the sum of the present value of each Maximum Monthly Benefit Payment for the Benefit Year. The discount factor used to determine the present value will be the one in effect on the Benefit Year start date and will not exceed the greater of (1) the current yield on 90-day federal treasury bills, or (2) the current maximum statutory adjustable contract loan interest rate.
When you receive monthly Benefit Payments the remaining amount that can be accelerated will be reduced each month by the amount of the monthly Benefit Payment chosen. An annual Benefit Payment will reduce the remaining amount by twelve times the Maximum Monthly Benefit Payment amount for that Benefit Year.
If the policy is in default but not past the grace period at the time of claim, the first Benefit Payment will be reduced by the amount needed to bring the Contract out of default (see Contract Lapse). If the amount needed to bring the Contract out of default is more than the amount of the first Benefit Payment net of the amount allocated to reduce any Contract loan, the first Benefit Payment will be increased to an amount that will bring the Contract out of default.
If at any time while Benefit Payments are being paid the Contract Debt exceeds the cash value of the Contract, the amount of the excess will be deducted from the net Benefit Payments. If no Benefit Payment is payable during that month, or the excess Contract Debt exceeds the Benefit Payment, the Contract will be in default and a loan repayment will be required by you to keep the Contract in-force.
See below for an example of accelerated Benefit Payments under the Chronic Illness Option.
When Benefit Payments End:
Chronic Illness Option (only)
Benefit Payments will continue to be made until the earliest of the following dates: (1) the date we receive written notification that you wish to discontinue Benefit Payments; (2) the date the insured no longer meets the eligibility requirements, including Recertification; (3) the date the Lifetime Benefit Amount is exhausted; (4) the date a claim is approved under the Terminal Illness Option; or (5) the date the rider terminates.
If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements.

Impact of Rider Benefits on Contract and Riders:
Accelerating the Death Benefit will impact the benefits and values under the Contract and rider as shown below.
Terminal Illness Option
A one-time acceleration of a partial amount of the Death Benefit results in the following:

(1)	A proportionate reduction in the Basic Insurance Amount, Death Benefit, Contract Fund, surrender charge, No-Lapse Contract Fund, and Contract Debt.

(2)	Premiums or charges to keep the Contract in-force will be recalculated based on the insured’s age and the reduced Death Benefit amount.

(3)	If your Contract includes the Rider to Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children (Children Level Term Rider), the rider will stay in effect.

(4)	Any Accidental Death Benefit Rider on the Contract will not be affected.

(5)	The monthly charge for this rider will be permanently waived.
Acceleration of the full death benefit results in the following:

(1)	The Contract and all benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider, will end.

(2)	If your Contract includes the Rider for Level Term Insurance Benefit on Dependent Children, it will become paid-up.

Example: Shown below is an example of how an accelerated benefit under the Terminal Illness Option will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.
Sex and issue age: Male, 45 Contract Date: 06/05/2017	Underwriting Classification: preferred best Claim Date: 06/05/2027
	Contract values as of 06/05/2027 (before acceleration of Death Benefit):	Contract values as of 06/05/2027 (after acceleration of Death Benefit)*:
		100% of Death Benefit	50% of Death Benefit
Benefit Payment payable:	- - -	$191,260	$95,555
Basic Insurance Amount:	$200,000	$0	$100,000
Contract Debt:	$1,040	$0	$520
Death Benefit:	$198,960	$0	$99,480
Contract Fund:	$12,200	$0	$6,100
Surrender Charge:	$860	$0	$430
Cash value:	$11,340	$0	$5,670
Cash Surrender Value:	$10,300	$0	$5,150
Annual premium:	$1,588	$0	$857
*A six-month discount at an annual rate of 8% has been applied for early payment. A transaction charge of $150 has been deducted following each acceleration.
Chronic Illness Option
Following each Benefit Payment while there is a Death Benefit remaining, benefits and values under the Contract and rider will be impacted as follows:

(1)	The Contract will remain in-force in accordance with Contract terms.

(2)	A proportionate reduction will be made (using the reduction factor below) in the Basic Insurance Amount, Contract Fund, surrender charges, No-Lapse Contract Fund, and any outstanding Contract Debt.

(3)	Any Accidental Death Benefit Rider on the Contract will not be affected.

(4)	If the Contract includes the Rider to Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children (Children Level Term Rider), the rider will stay in effect.

(5)	While you are receiving Benefit Payments, you may not take a withdrawal or decrease the Contract’s Basic Insurance Amount.

(6)	You may continue to make premium payments while you are receiving Benefit Payments.

(7)	The monthly charge for this rider will be permanently waived following approval of the initial claim.

(8)
While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund and No-Lapse Contract Fund will be waived. Monthly charges will be waived until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates. Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect, even if subsequent Benefit Payments are no longer made.

Reduction factor = 1 − (A / B)
Where:    A = is the gross monthly Chronic Illness Option Benefit Payment, and
B = is the Death Benefit immediately prior to the Benefit Payment.

Example:
Shown below is an example of an accelerated benefit under the Chronic Illness Option and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: Male, 45 Contract Date: 06/05/2017 Basic Insurance Amount: $500,000	Underwriting Classification: preferred best Claim Date: 10/04/2019 Death Benefit Option: Type A (fixed)
Lifetime Benefit Amount is equal to the Death Benefit at the time of initial claim = $500,000.
Maximum Monthly Benefit Payment, calculated at the beginning of each Benefit Year using the IRS per diem limitation and your Lifetime Benefit Amount, is equal to the lowest of:
(a) The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent (2% in this example): $500,000 x 0.02 = $10,000; or
(b) Per diem limitation (a maximum allowable amount declared annually by the IRS for chronic illness payments under section 7702B) in effect at the start date of the current benefit year ($360 for 2017) times 30: $360 x 30 = $10,800); or
(c) Initial Daily Benefit Limit (which is the per diem limitation in effect on the Contract Date) compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30. This limit on the Contract Date was $360, increased annually on each succeeding Contract Anniversary by the Daily Benefit Limit Compound Rate, resulting in a current daily benefit limit in Contract Year 3 of $389.38: $389.38 x 30 = $11,681.40.
The Monthly Benefit Percent, Initial Daily Benefit Limit and the Daily Benefit Limit Compound Rate vary based upon the characteristics of the insured and can be found in the Contract.
The reduction factor equals 1 minus the quotient of the gross Chronic Illness Benefit Payment divided by the Death Benefit prior to payment: 1 - (10,000/500,000) = 1 - 0.0200 = 0.9800
The Chronic Illness Benefit payable is equal to the Maximum Monthly Benefit Payment minus the loan reduction amount. ($10,000 - $20.80 = $9,979.20)

	Contract values as of 10/04/2019 (before acceleration of Death Benefit):	Contract values as of 10/04/2019 (after acceleration of Death Benefit):
Benefit Payment payable:	- - -	$9,979.20
Basic Insurance Amount:	$500,000	$490,000 (500,000 x 0.9800)
Contract Debt:	$1,040	$1,019.20 (1,040 x 0.9800)
Death Benefit:	$498,960	$488,980.80
Contract Fund:	$20,000	$19,600 (20,000 x 0.9800)
Surrender Charge:	$3,350	$3,283.00 (3,350 x 0.9800)
Cash value:	$16,650	$16,317
Cash Surrender Value:	$15,610	$15,298
Annual premium:	$3,816	$3,734
If the Contract to which the rider is attached has a Type A Death Benefit, when this option is exercised, the Basic Insurance Amount will be changed to equal the Type A Death Benefit. If the Contract to which this rider is attached has a Type B Death Benefit, when this option is exercised, the Death Benefit will be changed to a Type A Death Benefit and the Basic Insurance Amount will be changed to equal the Type A Death Benefit. Once you have exercised the Chronic Illness Option, the Contract’s Death Benefit type must remain Type A.
When you submit a claim under the Chronic Illness Option, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. You will not receive Benefit Payments if you do not transfer all Contract value from the Variable Investment Options to the Fixed Rate Option and all Contract value must remain in the Fixed Rate Option while receiving Benefit Payments. Additional premium payments or loan repayments must also be allocated to the Fixed Rate Option while your claim is reviewed and while you are receiving Benefit Payments. Fund transfers, dollar cost averaging, and automatic rebalancing will not be allowed.
After an acceleration of the Lifetime Benefit Amount, any Rider for Level Term Insurance Benefit on Dependent Children will become paid up and any benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider will end.

Rider or Benefits Termination:
This rider terminates on the earliest of: 1) when you request that we remove it; 2) the grace period ends if the Contract is in default; 3) full acceleration of the Death Benefit is made due to the death of the insured, Terminal Illness, or Chronic Illness; or 4) this rider or Contract ends for any other reason.
When this rider is terminated, if Benefit Payments are discontinued, or the claim is not approved, your Contract may still be in-force. The Death Benefit and Contract Fund values will have been reduced as a result of any payments made prior to the date we stop payments or this rider terminates, and Contract value will remain in the Fixed Rate Option. You may transfer funds from the Fixed Rate Option to your choice of Variable Investment Options. Your first transfer from the Fixed Rate Option will not be subject to the Fixed Rate Option restrictions described in the section titled Transfers/Restrictions on Transfers. You may also allocate new premium payments and loan repayments to the Variable Investment Options of your choice. You must notify us if you wish to resume allocations to the Variable Investment Options or change your premium allocation.
Further, if you request that we remove this rider, choose to discontinue Benefit Payments, or if the insured no longer has a Chronic Illness or fails to recertify before you have received 25 monthly Benefit Payments or the annual equivalent, deductions and monthly charges from the Contract Fund and No-Lapse Contract Fund will resume and you may need to make additional payments into the Contract to protect it from lapse.
Accidental Death Benefit Rider
The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision. A death resulting from injury must occur no more than 90 days after the injury. This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100 th birthday and the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office. This rider is not available on Contracts that have the Overloan Protection Rider.
Children Level Term Rider
The Children Level Term Rider provides term life insurance coverage on the life of the insured's dependent children, as defined in the benefit provision. The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 75 th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25 th birthday, (3) the end of the day before the date a rider is converted to a new Contract, and (4) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
Enhanced Cash Value Rider
The Enhanced Cash Value Rider, in certain years, provides an Additional Amount upon full surrender of the Contract for its surrender value. It is not payable when the Contract is surrendered in connection with a 1035 exchange. This Additional Amount is never included as part of the Contract Fund value. The rider can only be elected at the time the Contract is issued, and cannot be removed after the Contract is issued. A minimum Basic Insurance Amount of $250,000 is required for a Contract to be issued with the Enhanced Cash Value Rider.
Enhanced Disability Benefit Rider
The Enhanced Disability Benefit Rider pays a monthly benefit amount into the Contract if the insured is totally disabled, as defined by the benefit provisions. The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60 th birthday. The Enhanced Disability Benefit Rider is not available with Contracts that include the BenefitAccess Rider.
Living Needs Benefit SM Rider
The Living Needs Benefit SM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. The Living Needs Benefit SM Rider is not available with Contracts that include the BenefitAccess Rider.
The Living Needs Benefit SM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value. One or both of the following options may be available. You should consult with a Pruco Life representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs Benefit SM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit SM . The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit SM claim form.
The Nursing Home Option is available on the Living Needs Benefit SM Rider after the insured has been confined to an eligible nursing home for six months or more. When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit SM . The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit SM claim form in a single sum.

All or part of the Contract's Death Benefit may be accelerated. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs Benefit SM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner and we will notify you prior to discontinuing this practice.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit SM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit SM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit SM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit SM payment may also affect your eligibility for certain government benefits or entitlements.
Overloan Protection Rider
The Overloan Protection Rider, if exercised, guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract. Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider. There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.
The following eligibility requirements must be met to exercise the rider:

(a)	We must receive a written request in Good Order to exercise the rider benefits;

(b)	Contract Debt must exceed the Basic Insurance Amount;

(c)	The Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75 th birthday;

(d)	The Guideline Premium Test must be used as the Contract’s definition of life insurance;

(e)	Contract Debt must be a minimum of 95% of the cash value;

(f)	The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and

(g)	Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.
We will send you a notification upon your becoming eligible for this benefit. We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.
When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office. Decreases to your Basic Insurance Amount, rating reductions, and withdrawals will no longer be permitted. The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit SM Rider. Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.
Any unloaned Contract Fund value remaining in the Variable Investment Options will be transferred to the Fixed Rate Option. Additionally, fund transfers into any of the Variable Investment Options will no longer be permitted. Any Auto-Rebalancing, dollar cost averaging, allocated charges, or premium allocation instructions will be discontinued.
Premium payments will no longer be accepted for the Contract. Instead, all payments received will be applied as loan or loan interest repayments. We will no longer send any regularly scheduled bills, and electronic fund transfer of premium payments will be cancelled.
If you have a Type B Death Benefit, we will change it to a Type A Death Benefit. You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider. The Basic Insurance Amount will be set equal to the Death Benefit at the time the rider is exercised. From that point onward, the Death Benefit will be the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies. The Attained Age factors are shown in your Contract. For an explanation of the Attained Age factors, see Tax Treatment of Contract Benefits - Treatment as Life Insurance .
Please note that the IRS may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection Rider benefit. Distributions are subject to income tax. Were the IRS to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. You should consult a tax adviser as to the tax risks associated with exercising the Overloan Protection Rider.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Generally, the Contract may be issued on insureds through age 85. Currently, the minimum Basic Insurance Amount for a Contract issued for insureds ages 18 through 75 is $75,000 ($50,000 for insureds issue ages 0 through 17, $100,000 for insureds issue ages 76 through 80, and $250,000 for insureds issue ages 81 and above). For Contracts issued with the Enhanced Cash Value Rider, the minimum Basic Insurance Amount is $250,000.
We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred best nonsmokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule. These are the current underwriting requirements. We reserve the right to change them on a non‑discriminatory basis.

Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a paper application or (2) our worksheet process. When using the paper application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting. Accelerated underwriting may not be available with the registered representative you select while other registered representatives may use it exclusively for eligible applications.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.
PREMIUMS
Minimum Initial Premium
The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. The minimum initial premium is equal to 8.6% of the Limited No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits. There is no insurance under the Contract unless at least the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.
We may require an additional premium if deductions from the premium payments and any Contract Fund charges due on or before the payment date exceed the minimum initial premium. We reserve the right to refuse to accept any payment that would require us to increase the Death Benefit (under Section 7702 of the Internal Revenue Code) by more than the payment increases the Contract Fund . Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.
Generally, the net amount of the minimum initial premium will be placed in the Contract Fund as of the Contract Date. If we do not receive your initial premium on or before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. See Allocation of Premiums. In no case will the premium be applied with an effective date that precedes the date of this offering.
Available Types of Premium
After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Two possible patterns of premiums are described below. Understanding them may help you understand how the Contract works.

•
The Single Premium No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans, withdrawals,or Contract changes.

•
The Lifetime Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date up to the insured’s Attained Age 121, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans, withdrawals, or Contract changes.

You should note that either one or both of the premiums defined above may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test. In that case, you may not be able to pay enough premium to obtain a guarantee for the duration you desire, without violating the definition of life insurance. If a premium payment would otherwise cause the definition of life insurance test to be violated, we will return the portion of the premium in excess of the allowable amount. This will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance. If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in-force, and when you will need to pay that amount. It’s important to know that these additional payment amounts could be substantial. For an explanation of the Guideline Premium Test and the Cash Value Accumulation Test, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.
We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the Rider to Provide Lapse Protection. When you do make a premium payment, the minimum amount that we will accept is $25.
You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.
Allocation of Premiums
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the sales charge and the premium based administrative charge from the initial premium. During the 10 - day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the money market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the money market investment option. After the 10th day these funds, adjusted for any investment results, will be transferred out of the money market investment option and allocated according to your current premium allocation. The transfer from the money market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.
The sales charge and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). With respect to any initial premium payment received before the Contract Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.
Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider or the terms of the BenefitAccess Rider, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. The total allocation to all selected investment options must equal 100%.
Valuation of Variable Investment Options
Amounts allocated to a Variable Investment Option are converted to a number of units. The number of units added to each Variable Investment Option is determined by dividing the amount allocated to each Variable Investment Option by the dollar value of one unit for such Variable Investment Option.
Amounts taken from each Variable Investment Option decrease the number of units in each Variable Investment Option. The number of units subtracted from each Variable Investment Option is determined by dividing the amount taken from the Variable Investment Option by the dollar value of one unit for such Variable Investment Option.
The unit value for each Variable Investment Option will vary to reflect the investment experience of the applicable Fund and will be determined on each valuation day by multiplying the unit value of the particular Variable Investment Option on the preceding valuation day by a net investment factor for that Variable Investment Option for the valuation period then ended. The valuation day is any date on which the New York Stock Exchange ("NYSE") is open for trading and the Fund is valued. The valuation period is the period of time from the close of the immediately preceding valuation day to the close of the current valuation day.
The net investment factor for each of the Variable Investment Options is equal to:

(a)
the net asset value per share at the end of the valuation period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the valuation period then ended); divided by

(b)	the net asset value per share determined as of the end of the immediately preceding valuation period; minus

(c)	the daily portion of the mortality and expense risk charge assessed during the valuation period as shown in the section titled Mortality and Expense Risk Charge .

The net investment factor may be greater or less than one. Therefore, the value of a unit may increase or decrease.
If the NYSE is closed (except for holidays or weekends) or trading is restricted due to an existing emergency as defined by the SEC so that we cannot value the Variable Investment Options, we may postpone all transactions which require valuation of the Variable Investment Option until valuation is possible.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Transfers/Restrictions on Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
There is no transaction charge for the first 12 transfers per Contract Year among investment options. We may charge up to $25 for each transfer made exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.
Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers out of the money market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.
Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.
If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option. The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge. Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.
The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Funds. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Funds, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Fund, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.
In addition, owners of variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Funds available to them, and unfavorable consequences associated with such frequent trading within the Fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA money market investment option into other Variable Investment Options available under the Contract (excluding the Fixed Rate Option). If DCA allocates money to a Variable Investment Option at a time when the Fund no longer accepts additional investments, automatic transfers to that Variable Investment Option will be directed to the PSF Government Money Market Portfolio. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.
Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA , at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. DCA will not be allowed. See BenefitAccess Rider. DCA will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider. See Overloan Protection Rider.
Auto-Rebalancing
As an administrative practice, we are currently offering a feature called Auto‑Rebalancing. This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.
Auto-rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date. The Fixed Rate Option cannot participate in this administrative procedure. If auto-rebalancing involves allocating to a Fund that became closed to additional investments, the auto-rebalancing feature will be turned off. Currently, a transfer that occurs under the auto-rebalancing feature is not counted towards the

20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. Auto-rebalancing will not be allowed. See BenefitAccess Rider. Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider. See Overloan Protection Rider.
DEATH BENEFITS
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death.
We may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.
In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of the Alliance Account settlement option (the "Alliance Account"). If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works. Amounts in an Alliance Account earn interest at a rate set by the issuer. This rate is not guaranteed and can change. The beneficiary may withdraw amounts in an Alliance Account at any time. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation. Any Pruco Life representative authorized to sell this Contract can explain all the settlement options upon request.
Types of Death Benefit
You must select from two types of Death Benefit at issue. A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the Net Amount at Risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost of Insurance , PREMIUMS, and How a Contract's Cash Surrender Value Will Vary .
A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type B Contract has a greater cost of insurance charge due to a greater Net Amount at Risk. As long as the Contract is not in default and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract. We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost of Insurance , PREMIUMS, and How a Contract's Cash Surrender Value Will Vary .
The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.
Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal will generally result in a reduction of the Basic Insurance Amount by the amount of the withdrawal and will result in the deduction of any applicable surrender charge. See Withdrawals .
Changing the Type of Death Benefit
You may change the type of Death Benefit any time after issue and subject to our approval. We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so. A Death Benefit type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES.
If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.
The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.

	Changing the Death Benefit from Type A to Type B	Changing the Death Benefit from Type B to Type A
Basic Insurance Amount	$300,000 to $250,000	$250,000 to $300,000
Contract Fund	$50,000 to $50,000	$50,000 to $50,000
Death Benefit*	$300,000 to $300,000	$300,000 to $300,000
* assuming there is no Contract Debt
You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office. If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, your Contract’s Death Benefit type must changed to Type A (if not already so) and remain as Type A for the duration of the Contract. See BenefitAccess Rider.
Decreases in Basic Insurance Amount
You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.
The following conditions must be met:

(a)	The amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages;

(b)	The Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages;

(c)	The Contract must not be in default;

(d)	The surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;

(e)	If we ask you to do so, you must send us the Contract to be endorsed; and

(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

(g)	You must not have exercised the Chronic Illness Option of the BenefitAccess Rider.
If we approve the decrease, we will send you new Contract data pages showing the amount and effective date of the change and the re-calculated charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount. However, we reserve the right to charge such a fee in an amount of up to $25.
We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.
CONTRACT VALUES
How a Contract's Cash Surrender Value Will Vary
The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt plus any Additional Amount upon surrender. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Fund (s);

(2)	interest credited on any amounts allocated to the Fixed Rate Option;

(3)	interest credited on any loan; and

(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted, the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit. See Withdrawals, RIDERS, and Persistency Credit.
Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance in the Contract Fund, outstanding Contract Debt, and/or any applicable surrender charge.

Persistency Credit
On each Monthly Date, if your Contract has been in-force at least 9 years and is not in default, we may credit your Contract Fund with an additional amount, called a persistency credit, for keeping your Contract in-force. The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in-force.
The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans. The persistency credit currently starts on the 9th Contract Anniversary and is currently calculated using an annual rate equal to 0.40% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly. The credited amount will be allocated to the investment options according to your current premium allocation.

Determination of Sample Persistency Credit
Contract Fund (net of outstanding loans)	$100,000.00
Monthly Credit Rate	0.03327%
Persistency Credit Amount	$33.27
New Contract Fund (net of outstanding loans)	$100,033.27
On and following the 9th Contract Anniversary, if your Contract is in-force, we will credit your Contract Fund with the calculated amount for that Monthly Date. If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit. The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated. However, if your Contract is reinstated, we will begin calculating a persistency credit on the Monthly Date following the reinstatement date. The persistency credit will not change the status of your Contract if your cash value is zero or less and your Contract is kept in-force under the Rider to Provide Lapse Protection. No persistency credit will be calculated on the amount of any Contract loan. The persistency credit amount is not guaranteed, and we reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
Loans
You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount.
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 2% for standard loans.
On and after the 10th Contract Anniversary, all new and existing loans will be considered preferred loans. Preferred loans are charged interest at an effective annual rate of 1.05%.
When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable. Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 1%. Generally on each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.
The Contract Debt is the amount of all outstanding loans plus any interest accrued, but not yet due. If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, the Contract will go into default. If the contract goes into default, we will mail you a notice stating the amount needed to keep the contract in-force. That amount will equal a premium which we estimate will keep the contract in-force for three months from the date of default. We grant a 61-day grace period from the date we mail the notice to pay the amount. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS . See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.
Taking a Contract loan will prevent the Limited No-Lapse Guarantee or the Rider to Provide Lapse Protection from protecting your Contract from lapsing. See Limited No-Lapse Guarantee and Rider to Provide Lapse Protection . If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt. See Overloan Protection Rider.
No persistency credit will be calculated on the amount of any Contract loans. See Persistency Credit.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the IRS may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the IRS to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.
Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.
Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.
Loan repayments will be applied towards the loan according to when they are received. Loan interest is due on your Contract Anniversary. If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due. Any loan repayment amount exceeding the interest due is applied towards the existing principal amount.
If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount. For any repayment exceeding the principal amount, we will apply the remainder of the loan repayment towards the interest due.
When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the repaid portion of the loan since the last transaction date. Any loan repayment amounts will also be reflected in your No-Lapse Guarantee Value. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.
Loan repayments are required when exercising either option of the BenefitAccess Rider. See BenefitAccess Rider.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions.

(1)	We must receive a request for the withdrawal in Good Order at our Service Office.

(2)
Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.

(3)	The withdrawal amount must be at least $500.

(4)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.

(5)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

(6)	You must not be receiving Benefit Payments under the BenefitAccess Rider.
We may charge a withdrawal fee for each withdrawal of up to $25. Currently, we do not charge a transaction fee for a withdrawal. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. The withdrawal may also decrease the Basic Insurance Amount, which may result in the deduction of a surrender charge. See Surrender Charges. Withdrawals from a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount. However, under most circumstances, withdrawals from a Contract with a Type A (fixed) Death Benefit require a reduction in the Basic Insurance Amount. It is possible a withdrawal from a Contract with a Type A Death Benefit will not decrease the Basic Insurance Amount if the Contract Fund has grown to the point where the base Contract’s Death Benefit has been increased as required by the Internal Revenue Code's definition of life insurance test. See Tax Treatment of Contract Benefits.
The following table provides a hypothetical example of a withdrawal from a Contract with a Type A Death Benefit. The example assumes the withdrawal occurred in the 5th Contract Year, no Contract Debt, the Death Benefit was not increased to satisfy the definition of life insurance test, and no change to the Basic Insurance Amount has previously occurred.

Example of a Type A Death Benefit Withdrawal
Net amount of withdrawal:		$10,000
Withdrawal Surrender Charge (2% reduction):		$150
Gross amount of withdrawal:		$10,150
Contract values (current)	Before	After
Basic Insurance Amount:	$500,000	$490,000

Death Benefit amount:	$500,000	$490,000
Contract Fund value:	$100,000	$89,850
Contract Surrender Charge:	$7,500	$7,350
No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages. It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.
Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.
When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Limited No-Lapse Guarantee and the Rider to Provide Lapse Protection, since withdrawals and their associated charges will decrease your no-lapse guarantee values. See Limited No-Lapse Guarantee and Rider to Provide Lapse Protection .
Surrender of a Contract
You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: (a) the Contract, (b) a signed request for surrender, (c) any tax withholding information required under federal or state law, and (d) the authorization of any assignee or irrevocable beneficiary. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits and Surrender Charge .
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.
If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its Cash Surrender Value. The Additional Amount will be equal to the surrender charge as of the date of surrender multiplied by an Additional Amount Factor.
To be eligible for the Additional Amount, the following conditions must be met:

(a)	The Contract must not be in default;

(b)	You must ask for the surrender in a signed written request;

(c)	The surrender must not be the subject of an exchange pursuant to Section 1035 of the United States Internal Revenue Code;

(d)	You must have purchased The Rider for Payment of An Additional Amount Upon Surrender (Enhanced Cash Value Rider).
The Additional Amount will not be available for Contracts that are in default at the end of the grace period and the premium required to bring the Contract out of default has not been paid.
When Proceeds Are Paid
Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.
We may delay payment of proceeds from the Variable Investment Option(s) if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law). Where required by law, we will pay interest at the rate of 3% a year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

LAPSE AND REINSTATEMENT
We will determine the value of the Contract Fund on each Monthly Date. If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in-force under the Limited No-Lapse Guarantee (first five Contract years) or the Rider to Provide Lapse Protection (years six and after). See LIMITED NO-LAPSE GUARANTEE and Rider to Provide Lapse Protection. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. A 61-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits. We reserve the right to change the requirements to reinstate a lapsed Contract.
A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(a)	We receive a written request for reinstatement in Good Order at our Service Office;

(b)	Renewed evidence of insurability is provided on the insured;

(c)	Submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement; and

(d)	The insured is living on the date the Contract is reinstated.
The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement. If your Contract is reinstated after lapse, the Rider to Provide Lapse Protection will also be reinstated.
TAXES
Tax Treatment of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation in the statements of additional information for the Funds.
In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract Owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.
Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases. The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor. Attained Age factors under the Cash Value Accumulation test vary based on the Attained Age, sex, and smoker classification of the insured. For example, the Attained Age factors for a male, age 40, with a preferred best (nonsmoker) underwriting classification and with no extra risk or substandard ratings, range from 4.04 in the first year to 1.00 at age 121. A listing of Attained Age factors can be found on your Contract’s data pages.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. The Attained Age factors under the Guideline Premium test are based on the Attained Age of the insured. For example, the Attained Age factors for an insured age 40 range from 2.50 in the first year to 1.00 at age 121.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider. See Overloan Protection Rider. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax adviser should be consulted before you choose to continue the Contract after the insured reaches age 100.
Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS . The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the IRS may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the IRS to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
BenefitAccess Rider. The benefits paid under the rider are intended to be treated as accelerated Death Benefits under the Internal Revenue Code Section 101(g)(1). Accelerated Benefit Payments due to Chronic Illness are subject to limits imposed by the federal government and any amounts received in excess of these limits are includable in gross income. Federal tax law requires that you receive a Recertification of Chronic Illness every 12 months to retain eligibility for income tax free treatment of benefits. The rider is not intended to be a qualified long term care insurance contract under section 7702B of the Internal Revenue Code nor is it intended to eliminate the need for insurance of these types. Any benefit received under the rider may impact the recipient’s eligibility for Medicaid or other government benefits. In some circumstances, accelerated benefits paid under the rider may be taxable as income. The exclusion from income tax for accelerated Death Benefits does not apply to any amounts paid to a Contract Owner other than the insured if the Contract Owner has an insurable interest with respect to the life of the insured by reason of the insured being an officer, employee or director of the Contract Owner or by reason of the insured being financially interested in any trade or business carried on by the Contract Owner. In addition, special rules apply to determine the taxability of benefits when there is more than one Contract providing accelerated benefits on account of Chronic Illness and/or other insurance policies on the insured that will pay similar benefits, and more than one Contract Owner. We do not provide tax advice. We advise you to seek the help of a professional tax adviser for assistance with any questions you may have.
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of Issued Life Insurance Policies to Third Parties.  Beginning in 2018, if you sell your Contract to a third party, such as a life settlement company, that purchaser is required to report the amount of the sales proceeds to us and the IRS.  We are then required to report your cost basis in that Contract to you and the IRS.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
The earnings of the Account are taxed as part of our operations. Currently, no charge is being made to the Account for our federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge. We periodically review the question of a charge to the Account for our federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to Contract Owners with investments in separate account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, LLC (“Pruco Securities”), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract is sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities received gross distribution revenue for its variable life insurance products of $120,592,554 in 2017, $100,714,661 in 2016, and $97,551,382 in 2015. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,855,401 in 2017, $2,574,216 in 2016, and $2,464,259 in 2015. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is an amount that is generally somewhat larger than the Lifetime Modal No-Lapse Premium. See Available Types of Premium. The Commissionable Target Premium

will vary by issue age, sex, underwriting class and rating class of the insured, any extra risk charges, or additional riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 122% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the first year’s Commissionable Target Premium, up to 4.2% on premiums received in excess of the first year's Commissionable Target Premium. Broker-dealers will receive compensation up to 6% of the Commissionable Target Premium received in Contract Years two through four and up to 4% of the Commissionable Target Premium received in years five through 10. Moreover, broker-dealers will receive compensation up to 3% on premiums received in years two through four and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2017) that received payment or accrued a payment amount with respect to variable product business during 2017 may be found in the statement of additional information. The least amount paid or accrued and the greatest amount paid or accrued during 2017 were $1.00 and $9,341,154, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Account . Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Account ; the ability of Pruco Securities to perform its contract with the Account ; or Pruco Life's ability to meet its obligations under the Contracts.
FINANCIAL STATEMENTS
Our audited consolidated financial statements are shown in the statement of additional information and should be considered only as bearing upon our ability to meet its obligations under the Contract.
The Account’s audited financial statements are available in the statement of additional information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.
Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the statement of additional information.
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS
Activities of Daily Living (ADLs) – refer to basic human functional abilities including:

1.	Bathing - which means washing oneself by sponge bath or in either a tub or shower.

2.
Continence - which means the ability to maintain control of bowel or bladder function or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for a catheter or colostomy bag.

3.	Dressing - which means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs. Dressing does not include putting on or tying shoes.

4.	Eating - which means feeding oneself by getting food into the body from a receptacle, such as a plate, cup, or table or by feeding tube or intravenously. Eating does not include preparing a meal.

5.	Toileting - which means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

6.	Transferring - which means moving into or out of a bed, chair or wheelchair. Transferring does not include the task of getting into and out of the tub or shower.
Additional Amount – An amount equal to the Contract’s surrender charge multiplied by an Additional Amount Factor, which may be payable if you surrender the Contract while it is in-force and the conditions described in Surrender of a Contract, are met.
Attained Age – The insured's age on the Contract Date plus the number of years since then.
Basic Insurance Amount – The total amount of life insurance as shown in the Contract. Does not include any riders that may be attached to the Contract,
Benefit Payment – The periodic or lump sum payment of the accelerated benefit.
Benefit Period – Under the Chronic Illness Option of the BenefitAccess Rider, a period of time not to exceed twelve consecutive months.
Benefit Year – Under the Chronic Illness Option of the BenefitAccess Rider, a period of twelve months that begins on the Monthly Date on or following the date you have satisfied all conditions for eligibility, including Recertification. Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.
Cash Surrender Value – The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract

Fund minus any Contract Debt and minus any applicable surrender charge plus any Additional Amount upon surrender. Also referred to in the Contract as “Net Cash Value.”
Chronically Ill – An insured has been certified by a Licensed Health Care Practitioner as the following:
1. being unable to perform (without Substantial Assistance from another individual) at least two Activities of Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity; or
2. requiring Substantial Supervision from another individual to protect such individual from threats to health and safety due to a Severe Cognitive Impairment; and
3. needing services pursuant to a Licensed Health Care Practitioner’s Plan of Care as set forth in Written Certification or Re-certification (this condition is not applicable to rider form ICC17 VL 145 B5-2017 or VL 145 B5-2017) ; and
4. is not expected to recover from the Chronic Illness (this condition is not applicable to rider form ICC17 VL 145 B5-2017 or VL 145 B5-2017).
Contract – The variable universal life insurance Contract described in this prospectus.
Contract Anniversary – The same date as the Contract Date in each later year.
Contract Date – The date the Contract is effective, as specified in the Contract.
Contract Debt – The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund – The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner – You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.
Daily Benefit Limit Compound Rate – An interest rate used in conjunction with the Initial Daily Benefit Limit for determining the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.
Death Benefit – If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Elimination Period – (A pplicable to rider form ICC17 VL 145 B5-2017 or VL 145 B5-2017 only.) A period of 90 consecutive days after which the insured becomes eligible for Benefit Payments if all other conditions for eligibility are met and we have approved the claim. The Elimination Period begins when we receive Written Certification that the insured is Chronically Ill. The Elimination Period does not apply to Terminal Illness claims.
Fixed Rate Option – An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%. Also referred to in the Contract as “fixed investment option.”
Fund - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio."
Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Initial Daily Benefit Limit – The per diem limit in effect on the Contract Date and used in the calculation of the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.
Licensed Health Care Practitioner – A physician (as defined in section 1861(r)(1) of the Social Security Act), or any registered nurse, licensed social worker, or other individual whom the United States Secretary of the Treasury may prescribe by regulation. The Licensed Health Care Practitioner must be acting within the scope of his/her license when providing a certification that the insured is Chronically Ill. May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.
Licensed Physician – A physician (as defined in section 1861(r)(1) of the Social Security Act). The Licensed Physician must be acting within the scope of his/her license when providing a certification that the insured is Terminally Ill. May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.
Lifetime Benefit Amount – The maximum amount that can be accelerated during the lifetime of the insured under the Chronic Illness Option of the BenefitAccess Rider. For purposes of Benefit Payments, it is fixed at time of initial claim.
Limited No-Lapse Guarantee Premium - Premium that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first five Contract Years, regardless of investment performance and assuming no loans or withdrawals.
Maximum Monthly Benefit Payment – The maximum amount that may be paid to you on a monthly basis once a claim has been approved under the Chronic Illness Option of the BenefitAccess Rider. This payment amount will be recalculated at the beginning of every Benefit Year.
Monthly Benefit Percent – A factor used in the calculation of the Maximum Monthly Benefit Payment and the maximum allowable percentage of the Lifetime Benefit Amount that may be paid in a given month under the Chronic Illness Option of the BenefitAccess Rider.
Monthly Date – The Contract Date and the same date in each subsequent month.
Net Amount at Risk - The amount by which the Contract’s Death Benefit exceeds the Contract Fund. For example, if the Contract's Death Benefit is $500,000 and the Contract Fund is $100,000, the Net Amount at Risk is $400,000.
Payment Office – The office at which we process premium

payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Plan of Care – A written plan for care designed especially for a Chronically Ill individual by a Licensed Health Care Practitioner. The Plan of Care should recommend the frequency and type of Services most suitable to meet the Chronically Ill individual’s need for substantial assistance or substantial supervision and the most appropriate type of providers for such Services.
Pruco Life Insurance Company – Pruco Life, us, we, our. The company offering the Contract.
Recertification –

•
(Not applicable to rider form ICC17 VL 145 B5-2017 or VL 145 B5-2017) Written and signed documentation completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured continues to be Chronically Ill. Recertification must be received prior to the start of each Benefit Year following the initial Benefit Year in order to continue receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider. The Written Certification must also include due proof of the insured’s continued Chronic Illness.

•
(Applicable to rider form ICC17 VL 145 B5-2017 or VL 145 B5-2017) A signed statement completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Chronically Ill. The Written Certification must include due proof of the insured’s Chronic Illness. Recertification must be received each year in order for you to continue receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider beyond a Benefit Year. The Recertification will be effective as of the start of the new Benefit Year.

Separate Account – Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life Variable Universal Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
Service Office – The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Services – The necessary diagnostic, preventive, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services which are required by a Chronically Ill individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.
Severe Cognitive Impairment – A loss or deterioration in intellectual capacity that is (a) comparable to and includes Alzheimer’s disease and similar forms of irreversible dementia, and (b) measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s (i) short-term or long-term memory, (ii) orientation as to people, places, or time, and (iii) deductive or abstract reasoning.
Substantial Assistance – Hands-on assistance and standby assistance.

1.	Hands-on assistance is the physical assistance of another person without which the individual would be unable to perform the Activity of Daily Living.

2.
Standby assistance is the presence of another person within arm’s reach of the individual that is necessary to prevent, by physical intervention, injury to the individual while performing the Activity of Daily Living.

Substantial Supervision – Requiring continual supervision by another person to protect the individual from threats to health or safety due to Severe Cognitive Impairment and may include cueing by verbal prompting, gestures, or other similar demonstrations.
Terminally Ill – The insured has a medical condition that is reasonably expected to result in the insured’s death within six months or less.
Valuation Period – The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.
Written Certification –

•
(Not applicable to rider form ICC17 VL 145 B5-2017 or VL 145 B5-2017) For Terminal Illness, a signed statement completed by a Licensed Physician, at your or the insured’s expense, certifying that the insured is Terminally Ill. For Chronic Illness, Written Certification means a signed statement completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Chronically Ill and is not expected to recover from the Chronic Illness condition. The Written Certification must also include due proof of the insured’s Terminal Illness or Chronic Illness.

•
(Applicable to rider form ICC17 VL 145 B5-2017 or VL 145 B5-2017) For Terminal Illness, a signed statement completed by a Licensed Physician, at your or the insured’s expense, certifying that the insured is Terminally Ill. For Chronic Illness, Written Certification means a signed statement completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Chronically Ill. The Written Certification must also include due proof of the insured’s Terminal Illness or Chronic Illness. Certification for each Chronic Illness claim will be effective as of the first day of the Benefit Year.

To Learn More About VUL Protector®

The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-158634. The SAI contains additional information about the Pruco Life Variable Universal Account. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a web site (http://www.sec.gov) that contains the VUL Protector® SAI, material incorporated by reference, and other information about us. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.
You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI and personalized illustrations, without charge, or other documents. You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-05826

Appendix A: State Availability or Variations of Certain Features and Riders

State	Rider or Feature	Availability or Variation
CA	Allocation of Premiums Transfers/Restrictions on Transfers
The sections Allocation of Premiums and Transfers/Restrictions on Transfers are modified to include the following:

If you are age 60 or older at issue, unless you ask us otherwise, we will allocate all net premiums into the money market investment option until 30 days after you receive this Contract. At the end of that day (unless you ask us otherwise) we will re-allocate the amount in the money market investment option in accordance with your current premium allocation.

CA	Canceling the Contract (“Free-Look”)
The section Canceling the Contract is modified to include the following:

If you are age 60 or older at issue, you may return the Contract for a refund within 30 days after you receive it. Your refund amount will depend on whether or not you directed us to allocate your invested premium outside of the Money Market investment option during this period.

If you did not direct us to allocate net premiums outside of the Money Market investment option, you will receive a refund of all premium payments made and any charges deducted or fees paid, less any applicable federal and/or state income tax withholding.

If you did direct us to allocate net premiums outside of the Money Market investment option, you will receive a refund of the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or fees paid, less any applicable federal and/or state income tax withholding.

A Contract returned according to this provision shall be deemed void from the beginning.

CA	BenefitAccess Rider
The following is added:

RIGHT TO CANCEL:
You may return the rider for a refund within 30 days after you receive it.

Written Consent:
You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract authorizing the acceleration of the Contract’s Death Benefit.

Conditions for Eligibility of Benefit Payments are hereby deleted and replaced with the following:

Terminal Illness Option

You are eligible to receive an accelerated death benefit under the Terminal Illness Option when the following conditions have been met:

(a)    The contract must be in force and the insured must be living;
(b)    You must provide Written Certification by a Licensed Health Care Practitioner that the insured's life expectancy is 12 months or less.

Chronic Illness Option

You are eligible to receive an accelerated death benefit under the Chronic Illness Option when the following conditions have been met:

i

(a)    The Contract must be in-force and the insured must be living;
(b)    We must receive proof that a Licensed Health Care Practitioner has certified, in writing, that the insured is Chronically Ill and is not expected to recover during the insured's lifetime;
(c)    We must receive authorization from the insured to obtain copies of any relevant medical records that we require;
(d)    You must not have received a Benefit Payment under the Terminal Illness Option.

You may select your own Licensed Health Care Practitioner to certify that the insured is Chronically Ill. We will send you a form that your Licensed Health Care Practitioner must complete and return to us. The certification must occur on or after the Contract effective date. We reserve the right to verify that all of the conditions of eligibility have been satisfied and to determine if the insured is eligible for benefits.

An independent Licensed Health Care Practitioner shall certify that the insured is Chronically Ill. In order to be considered "independent", a Licensed Health Care Practitioner shall not be an employee of the insurer and shall not be compensated in any manner that is linked to the outcome of the certification. If the insured is not personally examined by a Licensed Health Care Practitioner and a determination is made that the insured is not Chronically Ill, we will notify you of the right to obtain a second assessment by a Licensed Health Care Practitioner, upon request, who shall personally examine the insured.

Approximately ninety days prior to the end of each Benefit Year, we will send you a request for Recertification, which must be completed and returned to us prior to the start of the next Benefit Year to satisfy us that the insured continues to be eligible for Benefit Payment. You will be notified if you continue to be eligible for Benefit Payments. If we do not receive Recertification prior to the end of the Benefit Year, any subsequent request will be treated as a new claim.

The following is added to Benefit Payments:

Terminal Illness Option

We reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option.

Chronic Illness Option

You may choose to receive a single, lump-sum Benefit Payment. If you choose to accelerate the entire Death Benefit, the Contract and all other benefits on the life of the insured will end and any Rider for Level Term Insurance Benefit on Dependent Children will become paid up.

The single, lump-sum payment will equal the Death Benefit Amount multiplied by the discount factor, and will never be less than the Contract Fund less any Contract Debt. Generally, any amount received over the IRS limits will be taxable. If there is an outstanding loan at the time the single lump-sum payment is made, a portion of the Benefit Payment will be used to repay the loan.

The discount rate used to determine the present value will be based on the insured life expectancy at the time the payment is made and will not exceed the greater of (1) the current yield on 90-day federal treasury bills, or (2) the current maximum statutory adjustable contract loan interest rate.

The last paragraph under When Benefit Payments End is hereby deleted and replaced with the following:

If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements and the Lifetime Benefit Amount has not been exhausted.

Item 8 for the Chronic Illness Option under Impact of Rider Benefits on Contract and Riders is hereby deleted and replaced with the following:

(8)     While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund will be waived. Monthly charges will be waived until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates. Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect. If you have an outstanding loan, interest on the loan will continue to be accrued.

Items 1, 3, 4, and 6 in the definition of Activities of Daily Living in the Definitions of Special Terms Used in This Prospectus are replaced with the following:

1. Bathing - which means washing oneself by sponge bath or in either a tub or shower, including the act of getting into or out of a tub or shower.
3. Dressing - which means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
4. Eating - which means feeding oneself by getting food into the body from a receptacle, such as a plate, cup, or table or by feeding tube or intravenously.
6. Transferring - which means the ability to move into or out of a bed, chair or wheelchair.

Item 3 in the definition of Chronic Illness in the Definitions of Special Terms Used in This Prospectus is deleted.

The definition of Licensed Health Care Practitioner in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

A physician, registered nurse, licensed social worker, or other individual whom the United States Secretary of the Treasury may prescribe by regulation. May not be the insured, the Contract Owner, the insured’s or Contract Owner's (if different than insured) spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children; parents or grandparents of either the insured or Contract Owner or the insured’s or Contract Owner's spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children.

The definition of Per Diem Limitation is hereby added to the Definitions of Special Terms Used in This Prospectus:

A maximum allowable amount declared annually by the IRS for Chronic Illness payments under section 7702B of the Internal Revenue Code.

The definition of Recertification in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

Written documentation completed by a Licensed Health Care Practitioner certifying that the insured continues to be Chronically Ill. Recertification must be received prior to the start of each Benefit Year following the initial Benefit Year in order for you to continue receiving benefit payments under the Chronic Illness Option of the BenefitAccess Rider.

The definition of Severe Cognitive Impairment in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

A loss or deterioration in intellectual capacity that is (a) comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia, and (b) measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s (i) short-term or long-term memory, (ii) orientation as to people, places, or time, and (iii) deductive or abstract reasoning.

The definition of Substantial Assistance in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

Hands-on assistance and standby assistance. Hands-on assistance means the physical assistance of another person without which the individual would be unable to perform the activity of daily living. Standby assistance means the presence of another person within arm’s reach of the individual that is necessary to prevent, by physical intervention, injury to the individual while the individual is performing the Activity of Daily Living (such as being ready to catch the individual if the individual falls while getting into or out of the bathtub or shower as part of bathing, or being ready to remove food from the individual’s throat if the individual chokes while eating).

The definition of Substantial Supervision in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

Requiring continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).

The definition of Terminally Ill in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

The insured has a medical condition that is reasonably expected to result in the insured’s death within 12 months or less.

The definition of Written Certification in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

Written documentation completed by a Licensed Health Care Practitioner certifying that the insured is Terminally Ill or Chronically Ill.

Any reference to Plan of Care in the Definitions of Special Terms Used in this Prospectus is hereby deleted.

Any reference to Services in the Definitions of Special Terms Used in this Prospectus is hereby deleted.

CA	Enhanced Disability Benefit Rider
The description of the Enhanced Disability Benefit Rider under Charges for Rider Coverage is hereby deleted and replaced with the following:

Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides a monthly benefit amount to the Contract Fund while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting classification of the insured. The charge ranges from 7.08% to 12.17% of the monthly benefit amount and is charged until the first Contract Anniversary on or after the insured’s 65th birthday. The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions.

The description of the Enhanced Disability Benefit Rider is hereby deleted and replaced with the following:

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays a monthly benefit amount into the Contract if the insured is totally disabled, as defined in the benefit provision. The rider coverage will end as of the first Contract Anniversary on or after the insured’s 65th birthday. For total disability occurring on or after the first Contract Anniversary following the insured’s 60th birthday, payments will only be made until the month before the first Contract Anniversary following the insured’s 65th birthday and while the insured remains totally disabled. This rider is not available on Contracts that include the BenefitAccess Rider.

CA	Living Needs BenefitSM Rider (applicable to rider form number ORD 87241-2016 CA)
The Nursing Home Option is not available.

The description of the Living Needs BenefitSM Rider is modified to replace the Terminal Illness Option paragraph (third paragraph) with the following:
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a Licensed Physician certifies the insured as Terminally Ill with a life expectancy of 12 months or less. When that evidence is provided and confirmed by us, we will pay as a Living Needs BenefitSM an accelerated payment of the entire adjusted Death Benefit or a one-time payment of a partial amount.

CT	Exchange of Contract
Within eighteen months of the issue date, you may exchange this Contract for a new contract of fixed benefit insurance on the insured's life. You will not have to prove to us that the insured is insurable. When we use the term “new contract” we mean the contract for which this Contract may be exchanged.

Your right to make this exchange is subject to all these conditions: (1) You must ask for the exchange in writing in a form that meets our needs. (2) You must surrender the Contract to us. (3) We must have your request in Good Order and the Contract at our Service Office while the Contract is in-force and has not lapsed. (4) You must pay back any Contract debt under this contract, to the extent it may exceed the loan value of the new contract. (5) You must pay any other charges required for the exchange.

   The exchange date will be the later of: (1) the date we receive the Contract and your request in Good Order at our Service Office; and (2) the date we receive the payment, if any, required for the exchange. The new contract will take effect on the exchange date only if the insured is then living. If the new contract takes effect, the Contract will end just before the exchange date.

The new contract will be a fixed benefit individual life plan we or our parent company, The Prudential Insurance Company of America, would regularly issue on that date for the same rating class, amount, issue age and sex. It will have a Basic Insurance Amount equal to the Basic Insurance Amount of this one. It will have the same Contract date and issue age as this Contract and be in the same rating class.

 There will be a charge or allowance for the exchange. We compute two amounts, A and B, as described below. If A exceeds B, then the difference is the charge we require for the exchange. If B exceeds A, then the difference is the allowance we grant for the exchange.

•    A is the accumulation, at 6%, of the new contract's premium from their due dates to the exchange date.
•    B is this Contract's Cash Surrender Value on the exchange date plus the premium adjustments and monthly charges deducted under this Contract for the Contract and any benefit that is in both contracts.

v

CT	BenefitAccess Rider
Under Conditions for Eligibility of Benefit Payments for the Terminal Illness Option, (f) is replaced with the following:

(f)    We reserve the right to set a minimum on the amount of the Death Benefit you may exercise under the option of no more than 25% of the Basic Insurance Amount of the Contract.

Under Conditions for Eligibility of Benefit Payments for the Chronic Illness Option, (c) is replaced with the following:

(c)    We must receive Written Certification by a Licensed Health Care Practitioner, prior to the start of every Benefit Year, that the insured is Chronically Ill and has been confined for at least six months in the insured’s place of residence or any institution that provides the necessary services, and is expected to remain there for the rest of his or her life;

Under Conditions for Eligibility of Benefit Payments for the Chronic Illness Option, the following paragraph is deleted:

“We reserve the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured, which may include examination or tests by a Licensed Health Care Practitioner of our choice, while a claim is pending or during a Benefit Period, to ensure that the insured is Chronically Ill. If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.”

Under Benefit Payments for the Terminal Illness Option, item (3) is replaced with the following:

(3) an interest rate no greater than the statutory maximum policy loan interest rate at the time the benefit is accelerated.

The definition of Licensed Health Care Practitioner includes Advanced Practice Registered Nurse.

Any reference to Plan of Care in the Definitions of Special Terms Used in This Prospectus is deleted.

CT	Living Needs BenefitSM Rider
The Nursing Home Option is not available.

Only a partial acceleration of the Death Benefit is allowed. The maximum amount that may be accelerated is 75%.

Certification of Terminal Illness can be performed by a licensed physician or Advanced Practice Registered Nurse.

The following sentence is deleted:

“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”

The definition of Licensed Health Care Practitioner includes Advanced Practice Registered Nurse.

DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	BenefitAccess Rider	Fee for exercising the Terminal Illness Option is $100. The term Licensed Health Care Practitioner is replaced with Licensed Physician.
FL	Living Needs BenefitSM Rider	Fee for exercising the rider is $100. The Nursing Home Option is not available.
KY	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

MA	Accidental Death Benefit Rider	Not available.
MA	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
MI	Living Needs BenefitSM Rider	The Nursing Home Option is referred to as “Option A” and the Terminal Illness Option is referred to as “Option B.”
MN	Living Needs BenefitSM Rider	Unless converting from a Contract with an existing rider, the rider is not available for the first Contract Year for insureds 65 and older.
MT	Unisex Rates	Unisex rates apply. Any reference to sex throughout the prospectus is not applicable.
ND	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

NM	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
OH	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

PA	Accidental Death Benefit Rider	The following sentence is deleted: “A death resulting from injury must occur no more than 90 days after the injury.”
OR	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
UT	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
WA	Accidental Death Benefit Rider	A death resulting from injury must occur no more than one year after the injury.
WA	Living Needs BenefitSM Rider	Not available.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectuses is May 1, 2018.

Pruco Life Variable Universal Account (the "Account")
Pruco Life Insurance Company

VUL Protector®

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This statement of additional information is not a prospectus. Please review the VUL Protector® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786. You can also view the statement of additional information located with the prospectus at www.prudential.com/eprospectus , or request a copy by writing to us.

The defined terms used in this statement of additional information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company founded on December 23, 1971, under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.
Control of Pruco Life Insurance Company
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a wholly-owned subsidiary of Pruco Life. Pruco Life and Pruco Life of New Jersey’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.
As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.
State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the state of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal executive office . As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a service agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Pruco Life has reimbursed Prudential $147,398,553 in 2017, $134,323,229 in 2016, $115,795,950 in 2015, and $86,644,753 in 2014, of which the life business accounted for $43,943,282, $40,178,302, and $35,996,482 respectively .

Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Our individual life reinsurance treaties covering VUL Protector® Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis.  Pruco Life or its affiliates retain any such mortality risk that is not ceded under these treaties.

TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $1,394,460 in 2017, $1,507,087 in 2016, and $1,620,970 in 2015 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

1

Cyber Security

With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made. A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of a Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of this Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

2

The Contract Date is the date specified in the Contract. This date is used to determine the insurance age of the proposed insured. It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates. It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application. If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above. The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are two types of Death Benefit available under the Contract: (1) Type A, a generally fixed Death Benefit; and (2) Type B, a variable Death Benefit. The Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance, and the Type B (variable) Death Benefit varies with investment performance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

3

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test. These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of Attained Age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

4

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test. These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a paper application or (2) our worksheet process. When using the paper application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.

Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Increases in the Basic Insurance Amount are not allowed.

5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2017) that received payment or accrued a payment amount with respect to variable product business during 2017. The least amount paid or accrued and the greatest amount paid or accrued during 2017 were $1.00 and $9,341,154, respectively.

Names of Firms:

1ST GLOBAL CAPITAL CORPORATION, 1ST GLOBAL INS SVS INC, 1ST GLOBAL INSURANCE AGENCY OF MA INC, 3 MARK EQUITIES INC (J CLAY), AGENCY SERVICES OF AR INC, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN GENERAL INS AGCY INC, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS FIN SVCS INC, AMERIPRISE FINANCIAL CENTER, AMERIPRISE FINANCIAL SERVICES INC, AMERITAS INVESTMENT CORP, AON CONSULTING INC, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, ASSOCIATED SECURITIES CORP, ASSOCIATES DIVERSIFIED BROKERAGE INC, AUSDAL FINANCIAL PARTNERS INC, AVISEN SECURITIES INC, AXA NETWORK LLC, AYCO SERVICES INS AGCY INC (K OSTER), BAIRD INSURANCE SERVICES, BB&T INSURANCE SERVICES, INC, BBVA COMPASS INSURANCE AGENCY INC, BBVA SECURITIES INC, BCG SECURITIES INC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER & COMPANY INSURANCE INC, BROKER DEALER FINANCIAL SERVICES, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, CADARET GRANT & CO INC, CADARET GRANT AND CO INC (B ULLMAN), CADARET GRANT INS AGENCY OF OHIO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAPITAL FINANCIAL SERVICES INC, CAPITAL INVESTMENT GROUP INC (B LONG), CAPITAL INVESTMENT GROUP INC (J CHRISTIAN), CAPITAL SYNERGY PARTNERS INC, CAROLINAS INVESTMENT CONSULTING LLC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTARA CAPITAL SECURITIES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CENTERRE CAPITAL LLC, CES INSURANCE AGENCY INC, CES INSURANCE AGENCY OF TX INC, CETERA ADVISOR NETWORK LLC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA FINANCIAL SPECIALISTS LLC (H POWELL), CETERA INVESTMENT SERVICES LLC (K HENDERSHOT), CFD INVESTMENTS INC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CLARK CONSULTING INC, CLARK SECURITIES INC, CLIENT ONE SECURITIES LLC, CMS INVESTMENT RESOURCES LLC, COLORADO FINANCIAL GROUP INC, COMERICA INSURANCE SERVICES INC, COMMONWEALTH FINANCIAL NETWORK, COMMUNITYAMERICA FINANCIAL SOLUTIONS LLC, COMPREHENSIVE ASSET MANAGEMENT, COMPREHENSIVE ASSET MANAGEMENT & SERVICING INC, COMPREHENSIVE BROKERAGE SERVICES INC, COMPREHENSIVE BROKERAGE SVCS (TILCHIN), CONCORDE INSURANCE AGENCY INC, CONCORDE INVESTMENT SERVICES LLC, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CROWN CAPITAL SECURITIES LP (T BURNS), CURTIS INSURANCE LLC (E SEARFOSS), CUSO FINANCIAL SERVICES INC, CUSO FINANCIAL SERVICES LP, CUTTER & COMPANY BROKERAGE INC, DEMPSEY FIN NETWORK INC, DEMPSEY FIN NETWORK INC (B HASTINGS), EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, EDWARD JONES INS AGCY OF OH LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITY SERVICES INC, ESSEX FINANCIAL SERVICES INC, EXECUTIVE INS AGENCY INC, FARMERS FINANCIAL SOLUTIONS, FASI OF TX INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL PLANNING CONSULTANTS, FINANCIAL TELESIS INC, FINANCIAL WEST GROUP, FINANCIAL WEST INVESTMENT GROUP, FIRST ALLIED SECURITIES, FIRST BROKERAGE

6

AMERICA LLC, FIRST DAKOTA INC, FIRST GLOBAL INSURANCE SVC INC, FIRST HEARTLAND CAPITAL INC, FIRST HEARTLAND CAPITAL INC (D HOFF), FIRST LIBERTIES SECURITIES INC, FIRST STATE FINANCIAL MGMT INC, FNBB CAPITAL MARKETS LLC, FORESTERS EQUITY SERVICES INC, FORTHRIGHT AGENCY OF AZ INC, FORTHRIGHT AGENCY OF NJ INC (J HEALD), FORTHRIGHT AGENCY OF OHIO INC, FORTHRIGHT INS AGENCY OF MA, FORTHRIGHT INSURANCE AGENCY OF MA, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, FSC SECURITIES CORP, GENEOS WEALTH MANAGEMENT INC, GIRARD SECURITIES INC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GUARDIAN INV SVS CORP, GWN SECURITIES INC, H BECK INC, H D VEST INSURANCE AGENCY LLC, H D VEST INVESTMENT SECURITIES, H&R BLOCK FINANCIAL ADVISORS INC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR FINANCIAL SERVICES LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEARTLAND INVESTMENT ASSOCIATES INC, HEREFORD INSURANCE AGENCY INC, HIGHTOWER SECURITIES LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT INC, HORNOR TOWNSEND & KENT INC (J CARMAN), HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, HWG INS AGENCY INC (G HOOD), HWG INS AGENCY INC (J MANLEY), IBN FINANCIAL SERVICES INC, ICC INSURANCE AGENCY INC, ICC SOUTHWEST INS AGENCY INC, IFS SECURITIES INC, IMS INSURANCE AGENCY INC, IMS INSURANCE AGENCY INC (T BADAR), IMS SECURITIES INC, INDEPENDENT FINANCIAL GROUP INC, INDEPENDENT FINANCIAL GROUP LLC, INFINEX INVESTMENTS INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERSECURITIES INSURANCE AGENCY INC, INTERVEST INTERNAT'L EQUITIES CORP, INTERVEST INTERNAT'L EQUITIES CORP (W CHERNEKOFF), INTERVEST INTERNATIONAL INC, INVERNESS SECURITIES LLC, INVEST FIN CORP INS AGCY INC OF IL, INVEST FINANCIAL CORP AGENCY OF IL, INVEST FINANCIAL CORPORATION, INVEST FINANCIAL CORPORATION INSURANCE, INVESTACORP INC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT PROFESSIONALS INC, INVESTORS SECURITY COMPANY INC, ISI INSURANCE AGENCY INC (R SIMARD), J J B HILLIARD W L LYONS LLC, J W COLE FINANCIAL INC, J.W. COLE INSURANCE SERVICES INC, JANNEY MONTGOMERY SCOTT LLC, JK FINANCIAL SERVICES INC, KCD FINANCIAL INC, KCG SECURITIES LLC, KCL SERVICE COMPANY OF TEXAS, KESTRA INVESTMENT SERVICES LLC, KEYCORP INSURANCE AGENCY USA INC, KFG ENTERPRISES INC, KINGSBURY CAPITAL INC, KMS FINANCIAL SERVICES INC, KOVACK SECURITIES INC, KOVACK SECURITIES INC (R LANDERS), L M KOHN & CO, LA SALLE STREET SECURITIES INC, LARSON FINANCIAL GROUP LLC, LEADERS GROUP INC, LEGEND EQUITIES CORP, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES CORP, LIFEMARK SECURITIES CORP (A KALINOWSKI), LINCOLN FINANCIAL ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN FINANCIAL SEC CORP (A GERSTEN), LINCOLN FINANCIAL SEC CORP (C GRAHAM), LINCOLN FINANCIAL SEC CORP (F PRELLE JR), LINCOLN FINANCIAL SEC CORP (G NEMEC), LINCOLN FINANCIAL SEC CORP (G RICHARDSON), LINCOLN FINANCIAL SEC CORP (J AARON), LINCOLN FINANCIAL SEC CORP (J PERRY), LINCOLN FINANCIAL SEC CORP (M DOOLEY), LINCOLN FINANCIAL SEC CORP (N YAMPOL), LINCOLN FINANCIAL SEC CORP (S VAN WEZEL), LINCOLN INVESTMENT PLANNING INC, LINCOLN INVESTMENT PLANNING LLC, LINCOLN INVESTMENT PLANNING LLC (LEC), LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORPORATION, LPL FINANCIAL LLC, LPL INSURANCE ASSOCIATES, LSY INC DBA AMERICAN INVESTORS CO, M HOLDINGS SECURITIES INC, M-FINANCIAL SECURITIES MARKETING INC, M&T SECURITIES INC, MANNA CAPITAL MANAGEMENT, MARINER INSURANCE RESOURCES LLC, MARSH INSURANCE & INVESTMENTS CORP, MCG SECURITIES LLC, MERCAP SECURITIES LLC, MERCER HEALTH & BENEFITS ADMINISTRATION LLC, MERRILL LYNCH LIFE AGENCY INC, MERRILL LYNCH PIERCE FENNER AND SMITH INC, METLIFE SECURITIES INC, MFAS CORP (B BOEGER), MFAS CORP (B FRANKEN), MIDAMERICA FINANCIAL SERVICES INC, MMC SECURITIES CORP, MML INS AGCY INC (C PATCH), MML INS AGCY INC (D PAJAK), MML INS AGCY INC (F SCRUGGS), MML INS AGCY INC (G KOROGHLIAN), MML INS AGCY INC (H NICHOLS), MML INS AGCY INC (H OK), MML INS AGCY INC (J ABEL), MML INS AGCY INC (J MOODY), MML INS AGCY INC (J PELLICANE), MML INS AGCY INC (J VANGILDER), MML INS AGCY INC (M DAMSKY), MML INS AGCY INC (O BACQUE JR), MML INS AGCY INC (P SPEECE), MML INS AGCY INC (P SULLIVAN), MML INS AGCY INC (T MCDONALD), MML INSURANCE AGENCY INC, MML INVESTORS SERVICES INC, MML INVESTORS SERVICES LLC, MONEY CONCEPTS CAPITAL CORP, MORGAN STANLEY DEAN WITTER INS SVCS INC, MORGAN STANLEY INSURANCE SERVICES, MORGAN STANLEY INSURANCE SERVICES INC, MORGAN STANLEY SMITH BARNEY, MSC OF TX INC, MSI FINANCIAL SERVICES INC, MTL EQUITY PRODUCTS INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL PLANNING CORP, NETWORK AGENCY INC, NETWORK AGENCY INC (S KLEHR-OTTINGER), NETWORK AGENCY OF OHIO INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SECURITIES INC, NEXT FINANCIAL GROUP INC, NEXT FINANCIAL INS AGCY OF TX INC, NFP ADVISOR SERVICES LLC, NFP INSURANCE SVCS. INC, NIAGARA INTERNATIONAL CAPITAL LIMITED, NICOL INVESTORS CORPORATION, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS LLC, NORTHWESTERN MUTUAL INVESTMENT SERVICES, NPB FINANCIAL GROUP LLC, NPC INSURANCE AGENCY INC, NYLIFE INSURANCE AGENCY INC, NYLIFE SECURITIES, NYLIFE SECURITIES LLC, NYLINK INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OBS BROKERAGE SERVICES INC, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INSURANCE AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, OPPENHEIMER LIFE AGENCY LIMITED, OPPENHEIMER LIFE AGENCY LTD (T LEY), PACKERLAND BROKERAGE SERVICES INC, PARK AVENUE SECURITIES LLC, PARKLAND SECURITIES LLC, PARTNERS MKTG SVCS OF PA INC, PJ ROBB VARIABLE CORP, PLUS AGENCY LLC, PREFERRED MARKETING SERVICES INC (M ROTHSCHILD), PREFERRED PRODUCT NETWORK INC, PRINCIPAL SECURITIES INC, PRINCOR FINANCIAL SERVICES CORPORATION, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PRIVATE LEDGER INSURANCE AGCY, PROEQUITIES INC, PROSPERA FINANCIAL SERVICES, PURSHE KAPLAN STERLING INS INV, PURSHE KAPLAN STERLING INVESTMENT INC, QUEST CAPITAL STRATEGIES INC, QUESTAR AGENCY INC, QUESTAR CAPITAL CORPORATION, RAB AGENCY INC, RAYMOND JAMES AND ASSOCIATES INC, RAYMOND JAMES INSURANCE GROUP INC, RBC CAPITAL MARKETS CORPORATION, RBC CAPITAL MARKETS LLC, REGULUS ADVISORS LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROBERT W BAIRD & CO INCORPORATED, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, ROYAL ALLIANCE INS AGCY OF OH INC (L WALLER), ROYAL ALLIANCE INS AGENCY OF TX INC, S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SBHU LIFE AGENCY INC, SBS INSURANCE AGENCY OF FLORIDA INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURIAN FINANCIAL SVS INC (R LEVITZ), SECURITIES AMERICA INC, SECURITIES SERVICE NETWORK INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGMA FINANCIAL CORP (E STINES), SIGNAL SECURITIES INC, SIGNATOR FINANCIAL SERVICES INC, SIGNATOR INSURANCE AGENCY INC, SIGNATOR INVESTORS INC, SII INSURANCE AGENCY INC, SII INVESTMENTS INC, SIMMONS FIRST INS SERVICES INC, SMITH BROWN & GROOVER INC, SORRENTO PACIFIC FINANCIAL LLC, SORRENTO PACIFIC FINANCIAL LLC (P KAPLAN), SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, SSI EQUITY SERVICES INC, SSN AGENCY INC (M GIOKAS), ST BERNARD FINANCIAL SERVICES, STANLEY LAMAN GROUP SECURITIES LLC, STANLEY LAMAN GROUP SECURITIES LLC (W STANLEY), STEPHENS INSURANCE LLC, STERN CAPITAL DE, STERNE AGEE FINANCIAL SERVICES, INC., STIFEL NICOLAUS & COMPANY INC, SUMMIT BROKERAGE SERVICES, INC., SUMMIT EQUITIES INC, SUNSET FINANCIAL SERVICES INC, SUPERIOR FINANCIAL SERVICES INC, TAYLOR CAPITAL MANAGEMENT INC, TBS AGENCY INC, TBS

7

AGENCY INC (B PLACE), TBS AGENCY INC (B WEINSTEIN), TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, TRADING SERVICES CORP, TRANSAMERICA FINANCIAL ADVISORS INC, TRG ADVISORS INC, TRIAD ADVISORS INC, TRIAD INSURANCE INC, TRUSTMONT FINANCIAL GROUP INC, UBS FINANCIAL SERVICES, UBS FINANCIAL SERVICES INC, UBS FINANCIAL SERVICES INS AGENCY, UBS FINANCIAL SERVICES INS AGENCY INC, UBS FINANCIAL SERVICES INS AGENCY INC (J BUTCHER), UBS FINANCIAL SERVICES INS AGENCY INC (S KIRSON), UNIONBANC INVESTMENT SERVICES LLC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL SERVICES, UNITED PLANNERS FINANCIAL SERVICES OF AMERICA, UNIVEST INSURANCE INC, UPFSA INS AGENCY OF AZ INC, UPFSA INSURANCE AGENCY OF AZ INC, US BANCORP INSURANCE SERVICES LLC, US BANCORP INVESTMENTS INC, USA FINANCIAL SECURITIES CORP, USALLIANZ SECURITIES INC, USI SECURITIES INC, VALMARK SECURITIES INC, VALOR INSURANCE AGENCY INC, VANDERBILT SECURITIES LLC, VOYA FINANCIAL ADVISORS INC, VOYA INSURANCE SOLUTIONS INC, VSR FINANCIAL SERVICES INC, VSR FINANCIAL SERVICES INC OF TEXAS INC, W & R INSURANCE AGENCY INC, W S GRIFFITH SEC INC (R PLYBON), WACHOVIA INSURANCE SERVICES BROKER DEALER INC, WALL STREET FINANCIAL GROUP INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS INSURANCE AGENCY, WELLS FARGO ADVISORS LLC, WELLS FARGO WEALTH BROKERAGE INS AGENCY, WESTERN EQUITY GROUP INC, WESTERN INTERNATIONAL SECURITIES INC, WINDHAM FINANCIAL SERVICES INC, WOODBURY FINANCIAL AGENCY OH INC, WOODBURY FINANCIAL SERVICES INC, WORLD CAPITAL BROKERAGE INC, WORLD EQUITY GROUP INC, WORTH FINANCIAL GROUP INC, WRP INVESTMENTS INC, 2nd GLOBAL CAPITAL CORPORATION .

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of Pruco Life Variable Universal Account as of December 31, 2017, and for each of the periods presented, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this Statement of Additional Information have been examined by Vy Ho, FSA, MAAA, Vice President and Actuary of Prudential .

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”). Standard and non-standard average annual

8

return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Yield

The “total return” figures for the Government Money Market Variable Investment Option are calculated using historical investment returns of the Government Money Market Portfolio of The Prudential Series Fund as if VUL Protector® had been investing in that Variable Investment Option during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with VUL Protector® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Government Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1]365/7)-1.

The yields on amounts held in the Government Money Market Variable Investment Option will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$181,537,204	$151,533,550	$98,864,363	$30,418,919	$52,591,271
Net Assets	$181,537,204	$151,533,550	$98,864,363	$30,418,919	$52,591,271

NET ASSETS, representing:
Accumulation units	$181,537,204	$151,533,550	$98,864,363	$30,418,919	$52,591,271
	$181,537,204	$151,533,550	$98,864,363	$30,418,919	$52,591,271

Units outstanding	97,241,502	41,154,472	30,912,143	2,374,115	7,399,461

Portfolio shares held	18,153,720	11,532,234	1,918,951	1,018,036	1,935,638
Portfolio net asset value per share	$10.00	$13.14	$51.52	$29.88	$27.17
Investment in portfolio shares, at cost	$181,537,204	$133,493,007	$51,091,472	$24,634,853	$43,970,436

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$935,074	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	745,484	606,315	228,721	78,363	273,624
NET INVESTMENT INCOME (LOSS)	189,590	(606,315)	(228,721)	(78,363)	(273,624)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,169,470	2,546,548	484,887	2,382,727
Net change in unrealized gain (loss) on investments	—	8,543,430	17,726,049	2,996,828	3,801,773
NET GAIN (LOSS) ON INVESTMENTS	—	9,712,900	20,272,597	3,481,715	6,184,500

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$189,590	$9,106,585	$20,043,876	$3,403,352	$5,910,876
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$81,999,152	$50,183,651	$12,946,176	$577,731,005	$31,951,924
Net Assets	$81,999,152	$50,183,651	$12,946,176	$577,731,005	$31,951,924

NET ASSETS, representing:
Accumulation units	$81,999,152	$50,183,651	$12,946,176	$577,731,005	$31,951,924
	$81,999,152	$50,183,651	$12,946,176	$577,731,005	$31,951,924

Units outstanding	7,198,759	14,713,220	2,039,981	135,770,200	12,342,302

Portfolio shares held	2,588,357	9,706,702	482,346	9,729,387	930,729
Portfolio net asset value per share	$31.68	$5.17	$26.84	$59.38	$34.33
Investment in portfolio shares, at cost	$48,013,363	$48,944,208	$14,383,837	$395,235,915	$19,119,318

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$2,864,071	$—	$8,141,657	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	204,092	104,507	13,408	1,941,395	85,916
NET INVESTMENT INCOME (LOSS)	(204,092)	2,759,564	(13,408)	6,200,262	(85,916)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	10,188,845	—
Net realized gain (loss) on shares redeemed	1,596,875	171,643	(271,437)	7,573,437	643,081
Net change in unrealized gain (loss) on investments	10,348,670	380,262	297,489	75,045,897	5,629,566
NET GAIN (LOSS) ON INVESTMENTS	11,945,545	551,905	26,052	92,808,179	6,272,647

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,741,453	$3,311,469	$12,644	$99,008,441	$6,186,731

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$72,917,639	$133,330,055	$44,030,748	$43,157,357	$2,810,737
Net Assets	$72,917,639	$133,330,055	$44,030,748	$43,157,357	$2,810,737

NET ASSETS, representing:
Accumulation units	$72,917,639	$133,330,055	$44,030,748	$43,157,357	$2,810,737
	$72,917,639	$133,330,055	$44,030,748	$43,157,357	$2,810,737

Units outstanding	17,641,592	40,829,888	3,901,820	22,876,741	1,748,231

Portfolio shares held	5,777,943	2,161,291	1,143,359	2,487,456	76,985
Portfolio net asset value per share	$12.62	$61.69	$38.51	$17.35	$36.51
Investment in portfolio shares, at cost	$70,479,464	$56,711,733	$22,725,864	$38,006,802	$2,081,029

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$449,913	$10,301

EXPENSES
Charges for mortality and expense risk,
and for administration	452,955	300,522	202,941	242,238	22,275
NET INVESTMENT INCOME (LOSS)	(452,955)	(300,522)	(202,941)	207,675	(11,974)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	1,657,572	24,980
Net realized gain (loss) on shares redeemed	595,484	4,415,665	1,783,159	429,773	67,427
Net change in unrealized gain (loss) on investments	1,598,733	31,376,668	3,395,903	7,290,288	536,937
NET GAIN (LOSS) ON INVESTMENTS	2,194,217	35,792,333	5,179,062	9,377,633	629,344

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,741,262	$35,491,811	$4,976,121	$9,585,308	$617,370

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Income & Growth Fund (Class I)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
ASSETS
Investment in the portfolios, at fair value	$4,560,540	$6,024,023	$2,244,240	$880,210	$3,620,964
Net Assets	$4,560,540	$6,024,023	$2,244,240	$880,210	$3,620,964

NET ASSETS, representing:
Accumulation units	$4,560,540	$6,024,023	$2,244,240	$880,210	$3,620,964
	$4,560,540	$6,024,023	$2,244,240	$880,210	$3,620,964

Units outstanding	2,065,252	1,602,988	1,262,162	349,026	1,034,201

Portfolio shares held	93,263	537,379	125,869	82,186	160,504
Portfolio net asset value per share	$48.90	$11.21	$17.83	$10.71	$22.56
Investment in portfolio shares, at cost	$3,133,588	$4,120,561	$2,390,458	$677,807	$3,371,449

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Income & Growth Fund (Class I)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$4,449	$96,084	$—	$20,587	$20,974

EXPENSES
Charges for mortality and expense risk,
and for administration	21,102	39,044	16,313	1,775	3,318
NET INVESTMENT INCOME (LOSS)	(16,653)	57,040	(16,313)	18,812	17,656

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	168,350	—	247,591	24,210	30,986
Net realized gain (loss) on shares redeemed	287,489	312,198	(122,632)	158,986	93,239
Net change in unrealized gain (loss) on investments	615,142	83,604	360,223	(38,638)	71,610
NET GAIN (LOSS) ON INVESTMENTS	1,070,981	395,802	485,182	144,558	195,835

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,054,328	$452,842	$468,869	$163,370	$213,491

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	Invesco V.I. Managed Volatility Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$703,955	$87,404,748	$13,981,032	$386,451	$104,827
Net Assets	$703,955	$87,404,748	$13,981,032	$386,451	$104,827

NET ASSETS, representing:
Accumulation units	$703,955	$87,404,748	$13,981,032	$386,451	$104,827
	$703,955	$87,404,748	$13,981,032	$386,451	$104,827

Units outstanding	532,255	20,758,701	684,859	112,109	51,036

Portfolio shares held	11,555	3,320,849	448,254	28,291	8,027
Portfolio net asset value per share	$60.92	$26.32	$31.19	$13.66	$13.06
Investment in portfolio shares, at cost	$459,130	$47,449,400	$8,908,188	$365,777	$111,393

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	Invesco V.I. Managed Volatility Fund (Series I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$2,033	$1,314

EXPENSES
Charges for mortality and expense risk,
and for administration	2,452	184,329	13,362	727	195
NET INVESTMENT INCOME (LOSS)	(2,452)	(184,329)	(13,362)	1,306	1,119

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	21,767	—	—	41,636	—
Net realized gain (loss) on shares redeemed	382,099	2,691,266	346,270	6,616	(167)
Net change in unrealized gain (loss) on investments	(164,752)	6,721,824	2,827,064	(11,407)	8,727
NET GAIN (LOSS) ON INVESTMENTS	239,114	9,413,090	3,173,334	36,845	8,560

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$236,662	$9,228,761	$3,159,972	$38,151	$9,679

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares)	Janus Henderson VIT Research Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$1,080,930	$778,921	$1,625,091	$43,895	$5,366,128
Net Assets	$1,080,930	$778,921	$1,625,091	$43,895	$5,366,128

NET ASSETS, representing:
Accumulation units	$1,080,930	$778,921	$1,625,091	$43,895	$5,366,128
	$1,080,930	$778,921	$1,625,091	$43,895	$5,366,128

Units outstanding	1,479,733	377,337	565,363	31,697	2,294,080

Portfolio shares held	47,058	11,683	43,815	550	150,396
Portfolio net asset value per share	$22.97	$66.67	$37.09	$79.87	$35.68
Investment in portfolio shares, at cost	$743,933	$663,467	$1,352,897	$27,515	$3,855,293

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$3,794	$21,112	$—	$12,240

EXPENSES
Charges for mortality and expense risk,
and for administration	2,297	1,207	3,004	84	12,541
NET INVESTMENT INCOME (LOSS)	(2,297)	2,587	18,108	(84)	(301)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	62,621	44,120	2,914	4,345	48,242
Net realized gain (loss) on shares redeemed	77,542	38,975	8,139	2,620	160,994
Net change in unrealized gain (loss) on investments	202,626	53,678	218,509	3,474	994,986
NET GAIN (LOSS) ON INVESTMENTS	342,789	136,773	229,562	10,439	1,204,222

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$340,492	$139,360	$247,670	$10,355	$1,203,921

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Prudential SP International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund
ASSETS
Investment in the portfolios, at fair value	$100,433,263	$8,013,350	$29,635,183	$4,026,840	$1,386,387
Net Assets	$100,433,263	$8,013,350	$29,635,183	$4,026,840	$1,386,387

NET ASSETS, representing:
Accumulation units	$100,433,263	$8,013,350	$29,635,183	$4,026,840	$1,386,387
	$100,433,263	$8,013,350	$29,635,183	$4,026,840	$1,386,387

Units outstanding	25,777,683	1,455,770	11,070,744	110,185	38,957

Portfolio shares held	6,790,620	260,682	3,685,968	149,087	44,379
Portfolio net asset value per share	$14.79	$30.74	$8.04	$27.01	$31.24
Investment in portfolio shares, at cost	$56,994,648	$8,471,437	$21,666,349	$3,150,071	$1,212,184

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Prudential SP International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$100,335	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	202,374	6,497	44,263	302	293
NET INVESTMENT INCOME (LOSS)	(202,374)	93,838	(44,263)	(302)	(293)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	108,114	143,277
Net realized gain (loss) on shares redeemed	2,181,851	(99,176)	282,941	47,730	93,284
Net change in unrealized gain (loss) on investments	16,058,760	1,595,400	7,386,379	1,012,310	(8,345)

NET GAIN (LOSS) ON INVESTMENTS	18,240,611	1,496,224	7,669,320	1,168,154	228,216
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$18,038,237	$1,590,062	$7,625,057	$1,167,852	$227,923

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear
ASSETS
Investment in the portfolios, at fair value	$2,053,448	$2,727,184	$2,866	$818	$—
Net Assets	$2,053,448	$2,727,184	$2,866	$818	$—

NET ASSETS, representing:
Accumulation units	$2,053,448	$2,727,184	$2,866	$818	$—
	$2,053,448	$2,727,184	$2,866	$818	$—

Units outstanding	103,442	95,398	720	261	—

Portfolio shares held	151,211	195,778	47	12	—
Portfolio net asset value per share	$13.58	$13.93	$60.88	$69.41	$33.06
Investment in portfolio shares, at cost	$1,884,101	$2,442,104	$2,547	$602	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$31,812	$38,130	$—	$3	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	336	294	7	1	—
NET INVESTMENT INCOME (LOSS)	31,476	37,836	(7)	2	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	127,214	84	—	—
Net realized gain (loss) on shares redeemed	(7,188)	43,554	2	4	(121)
Net change in unrealized gain (loss) on investments	370,603	147,424	597	142	—
NET GAIN (LOSS) ON INVESTMENTS	363,415	318,192	683	146	(121)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$394,891	$356,028	$676	$148	$(121)

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30
ASSETS
Investment in the portfolios, at fair value	$3,488	$303,146	$2,725	$605	$12,085
Net Assets	$3,488	$303,146	$2,725	$605	$12,085

NET ASSETS, representing:
Accumulation units	$3,488	$303,146	$2,725	$605	$12,085
	$3,488	$303,146	$2,725	$605	$12,085

Units outstanding	550	60,376	792	204	5,300

Portfolio shares held	50	20,524	37	16	493
Portfolio net asset value per share	$70.40	$14.77	$72.89	$36.93	$24.53
Investment in portfolio shares, at cost	$2,871	$303,204	$2,451	$809	$11,003

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$7	$200

EXPENSES
Charges for mortality and expense risk,
and for administration	8	540	7	—	28
NET INVESTMENT INCOME (LOSS)	(8)	(540)	(7)	7	172

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	8,312	—	—	—
Net realized gain (loss) on shares redeemed	35	126,056	5	(43)	25
Net change in unrealized gain (loss) on investments	639	942	443	6	1,749
NET GAIN (LOSS) ON INVESTMENTS	674	135,310	448	(37)	1,774

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$666	$134,770	$441	$(30)	$1,946

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
ASSETS
Investment in the portfolios, at fair value	$12,305	$3,619	$5,438	$1,981	$1,918
Net Assets	$12,305	$3,619	$5,438	$1,981	$1,918

NET ASSETS, representing:
Accumulation units	$12,305	$3,619	$5,438	$1,981	$1,918
	$12,305	$3,619	$5,438	$1,981	$1,918

Units outstanding	6,901	1,060	2,269	509	496

Portfolio shares held	294	49	105	42	41
Portfolio net asset value per share	$41.90	$73.28	$52.00	$47.64	$46.61
Investment in portfolio shares, at cost	$8,538	$2,811	$4,925	$1,808	$1,658

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$38	$—	$—	$—	$6

EXPENSES
Charges for mortality and expense risk,
and for administration	27	8	12	4	4
NET INVESTMENT INCOME (LOSS)	11	(8)	(12)	(4)	2

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	215	—	167	111
Net realized gain (loss) on shares redeemed	213	73	(4)	4	7
Net change in unrealized gain (loss) on investments	1,635	371	848	129	58
NET GAIN (LOSS) ON INVESTMENTS	1,848	659	844	300	176

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,859	$651	$832	$296	$178

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$1,780,803	$23,391	$890	$729	$12,852
Net Assets	$1,780,803	$23,391	$890	$729	$12,852

NET ASSETS, representing:
Accumulation units	$1,780,803	$23,391	$890	$729	$12,852
	$1,780,803	$23,391	$890	$729	$12,852

Units outstanding	1,677,850	4,520	417	705	4,316

Portfolio shares held	1,780,803	547	23	37	193
Portfolio net asset value per share	$1.00	$42.74	$38.54	$19.75	$66.66
Investment in portfolio shares, at cost	$1,780,803	$15,529	$857	$1,577	$12,729

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$376	$—	$9	$—	$126

EXPENSES
Charges for mortality and expense risk,
and for administration	4,614	55	3	3	33
NET INVESTMENT INCOME (LOSS)	(4,238)	(55)	6	(3)	93

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	86	4	—	527
Net realized gain (loss) on shares redeemed	—	725	1	(161)	1,104
Net change in unrealized gain (loss) on investments	—	4,984	68	206	(663)
NET GAIN (LOSS) ON INVESTMENTS	—	5,795	73	45	968

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,238)	$5,740	$79	$42	$1,061

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus
ASSETS
Investment in the portfolios, at fair value	$10,303	$15,298	$1,155	$9,590	$10,919
Net Assets	$10,303	$15,298	$1,155	$9,590	$10,919

NET ASSETS, representing:
Accumulation units	$10,303	$15,298	$1,155	$9,590	$10,919
	$10,303	$15,298	$1,155	$9,590	$10,919

Units outstanding	2,886	3,524	272	4,769	4,885

Portfolio shares held	294	389	27	270	442
Portfolio net asset value per share	$35.03	$39.34	$42.06	$35.52	$24.72
Investment in portfolio shares, at cost	$9,544	$13,803	$728	$9,290	$10,533

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$1	$455	$50

EXPENSES
Charges for mortality and expense risk,
and for administration	26	34	4	23	28
NET INVESTMENT INCOME (LOSS)	(26)	(34)	(3)	432	22

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,244	1,198	—	558	—
Net realized gain (loss) on shares redeemed	1,471	20	8	50	(681)
Net change in unrealized gain (loss) on investments	(1,667)	510	285	(1,283)	2,088
NET GAIN (LOSS) ON INVESTMENTS	1,048	1,728	293	(675)	1,407

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,022	$1,694	$290	$(243)	$1,429
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities
ASSETS
Investment in the portfolios, at fair value	$65,881	$175,686	$43,922	$20,432	$855
Net Assets	$65,881	$175,686	$43,922	$20,432	$855

NET ASSETS, representing:
Accumulation units	$65,881	$175,686	$43,922	$20,432	$855
	$65,881	$175,686	$43,922	$20,432	$855

Units outstanding	8,019	12,399	7,316	7,025	229

Portfolio shares held	827	1,547	1,536	403	19
Portfolio net asset value per share	$79.70	$113.54	$28.59	$50.65	$45.65
Investment in portfolio shares, at cost	$65,881	$175,686	$43,922	$13,460	$761

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$18

EXPENSES
Charges for mortality and expense risk,
and for administration	128	302	61	47	3
NET INVESTMENT INCOME (LOSS)	(128)	(302)	(61)	(47)	15

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	496	29
Net realized gain (loss) on shares redeemed	35,817	120,249	22,129	431	3
Net change in unrealized gain (loss) on investments	138	1,019	—	2,439	28
NET GAIN (LOSS) ON INVESTMENTS	35,955	121,268	22,129	3,366	60

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$35,827	$120,966	$22,068	$3,319	$75

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$66,789,212	$10,807,869	$10,364,600	$8,486,187	$10,642,604
Net Assets	$66,789,212	$10,807,869	$10,364,600	$8,486,187	$10,642,604

NET ASSETS, representing:
Accumulation units	$66,789,212	$10,807,869	$10,364,600	$8,486,187	$10,642,604
	$66,789,212	$10,807,869	$10,364,600	$8,486,187	$10,642,604

Units outstanding	2,611,439	429,616	540,789	466,719	373,330

Portfolio shares held	1,927,539	934,129	542,082	560,514	371,599
Portfolio net asset value per share	$34.65	$11.57	$19.12	$15.14	$28.64
Investment in portfolio shares, at cost	$35,916,521	$7,700,478	$8,322,161	$6,204,271	$6,201,610

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	112,973	10,355	15,355	8,059	9,836
NET INVESTMENT INCOME (LOSS)	(112,973)	(10,355)	(15,355)	(8,059)	(9,836)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,021,578	281,032	137,370	89,135	267,825
Net change in unrealized gain (loss) on investments	15,590,151	353,303	933,977	1,057,345	460,981
NET GAIN (LOSS) ON INVESTMENTS	16,611,729	634,335	1,071,347	1,146,480	728,806

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$16,498,756	$623,980	$1,055,992	$1,138,421	$718,970

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$14,462,911	$41,715,993	$23,506,540	$12,249,276	$30,600,465
Net Assets	$14,462,911	$41,715,993	$23,506,540	$12,249,276	$30,600,465

NET ASSETS, representing:
Accumulation units	$14,462,911	$41,715,993	$23,506,540	$12,249,276	$30,600,465
	$14,462,911	$41,715,993	$23,506,540	$12,249,276	$30,600,465

Units outstanding	685,850	2,268,514	942,804	621,887	1,147,991

Portfolio shares held	1,533,713	1,402,218	471,356	516,629	687,496
Portfolio net asset value per share	$9.43	$29.75	$49.87	$23.71	$44.51
Investment in portfolio shares, at cost	$10,748,342	$25,228,048	$12,476,718	$8,879,280	$16,520,568

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	14,797	76,429	39,676	14,271	55,852
NET INVESTMENT INCOME (LOSS)	(14,797)	(76,429)	(39,676)	(14,271)	(55,852)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	197,972	1,136,930	764,484	154,049	757,707
Net change in unrealized gain (loss) on investments	2,424,210	5,545,074	4,935,273	2,198,067	4,981,001
NET GAIN (LOSS) ON INVESTMENTS	2,622,182	6,682,004	5,699,757	2,352,116	5,738,708

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,607,385	$6,605,575	$5,660,081	$2,337,845	$5,682,856

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,804,683	$16,957,313	$18,328,263	$14,292,735	$5,994,885
Net Assets	$7,804,683	$16,957,313	$18,328,263	$14,292,735	$5,994,885

NET ASSETS, representing:
Accumulation units	$7,804,683	$16,957,313	$18,328,263	$14,292,735	$5,994,885
	$7,804,683	$16,957,313	$18,328,263	$14,292,735	$5,994,885

Units outstanding	632,748	1,024,484	1,053,250	937,925	495,965

Portfolio shares held	726,693	733,448	893,190	464,050	544,990
Portfolio net asset value per share	$10.74	$23.12	$20.52	$30.80	$11.00
Investment in portfolio shares, at cost	$7,666,052	$15,667,677	$14,265,317	$11,217,716	$5,930,247

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	9,186	15,032	23,725	15,162	7,221
NET INVESTMENT INCOME (LOSS)	(9,186)	(15,032)	(23,725)	(15,162)	(7,221)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,089	(2,142)	156,149	133,387	19,077
Net change in unrealized gain (loss) on investments	98,268	1,581,119	2,747,712	2,576,298	41,568
NET GAIN (LOSS) ON INVESTMENTS	105,357	1,578,977	2,903,861	2,709,685	60,645

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$96,171	$1,563,945	$2,880,136	$2,694,523	$53,424

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$747,297	$8,360,191	$—	$1,088,971	$4,320,342
Net Assets	$747,297	$8,360,191	$—	$1,088,971	$4,320,342

NET ASSETS, representing:
Accumulation units	$747,297	$8,360,191	$—	$1,088,971	$4,320,342
	$747,297	$8,360,191	$—	$1,088,971	$4,320,342

Units outstanding	40,751	298,707	—	63,299	263,327

Portfolio shares held	29,089	367,481	—	27,361	192,443
Portfolio net asset value per share	$25.69	$22.75	$—	$39.80	$22.45
Investment in portfolio shares, at cost	$644,403	$7,010,620	$—	$1,028,149	$3,799,826

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	5/19/2017*	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$2,199	$119,260	$—	$8,294	$19,305

EXPENSES
Charges for mortality and expense risk,
and for administration	717	6,019	2,569	1,349	4,107
NET INVESTMENT INCOME (LOSS)	1,482	113,241	(2,569)	6,945	15,198

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	23,633	151,460	—	58,781	35,410
Net realized gain (loss) on shares redeemed	6,339	219,336	168,761	1,850	89,851
Net change in unrealized gain (loss) on investments	64,231	361,925	73,988	60,616	385,341
NET GAIN (LOSS) ON INVESTMENTS	94,203	732,721	242,749	121,247	510,602

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$95,685	$845,962	$240,180	$128,192	$525,800

*Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	MFS Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,704,572	$55,270,028	$24,124,403	$69,883,516	$157,924,210
Net Assets	$10,704,572	$55,270,028	$24,124,403	$69,883,516	$157,924,210

NET ASSETS, representing:
Accumulation units	$10,704,572	$55,270,028	$24,124,403	$69,883,516	$157,924,210
	$10,704,572	$55,270,028	$24,124,403	$69,883,516	$157,924,210

Units outstanding	710,903	4,310,829	999,965	3,720,343	8,243,530

Portfolio shares held	362,867	4,052,055	823,640	4,594,577	8,754,114
Portfolio net asset value per share	$29.50	$13.64	$29.29	$15.21	$18.04
Investment in portfolio shares, at cost	$10,494,236	$49,586,246	$19,774,374	$45,639,864	$108,277,577

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$406,064	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	11,322	123,405	49,207	103,883	264,148
NET INVESTMENT INCOME (LOSS)	394,742	(123,405)	(49,207)	(103,883)	(264,148)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,596	503,873	147,747	3,142,648	2,867,071
Net change in unrealized gain (loss) on investments	728,197	1,820,537	2,649,267	5,473,124	17,226,048

NET GAIN (LOSS) ON INVESTMENTS	735,793	2,324,410	2,797,014	8,615,772	20,093,119

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,130,535	$2,201,005	$2,747,807	$8,511,889	$19,828,971

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio
ASSETS
Investment in the portfolios, at fair value	$28,852,702	$7,020,685	$33,714,992	$9,332,128	$—
Net Assets	$28,852,702	$7,020,685	$33,714,992	$9,332,128	$—

NET ASSETS, representing:
Accumulation units	$28,852,702	$7,020,685	$33,714,992	$9,332,128	$—
	$28,852,702	$7,020,685	$33,714,992	$9,332,128	$—

Units outstanding	1,767,592	317,596	1,354,209	372,255	—

Portfolio shares held	1,781,031	472,773	2,032,248	494,811	—
Portfolio net asset value per share	$16.20	$14.85	$16.59	$18.86	$—
Investment in portfolio shares, at cost	$22,568,293	$5,712,988	$28,315,484	$7,395,361	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	4/28/2017*

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	70,972	14,385	64,678	18,782	7,977
NET INVESTMENT INCOME (LOSS)	(70,972)	(14,385)	(64,678)	(18,782)	(7,977)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,139,145	35,175	294,656	101,565	1,350,043
Net change in unrealized gain (loss) on investments	2,119,029	836,018	3,560,155	1,068,804	(913,704)

NET GAIN (LOSS) ON INVESTMENTS	3,258,174	871,193	3,854,811	1,170,369	436,339

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,187,202	$856,808	$3,790,133	$1,151,587	$428,362

*Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$4,283,026	$190,644,472	$6,800,005	$5,918,031	$945,607
Net Assets	$4,283,026	$190,644,472	$6,800,005	$5,918,031	$945,607

NET ASSETS, representing:
Accumulation units	$4,283,026	$190,644,472	$6,800,005	$5,918,031	$945,607
	$4,283,026	$190,644,472	$6,800,005	$5,918,031	$945,607

Units outstanding	205,825	13,698,284	400,330	473,348	82,421

Portfolio shares held	291,759	13,598,037	458,840	486,280	79,798
Portfolio net asset value per share	$14.68	$14.02	$14.82	$12.17	$11.85
Investment in portfolio shares, at cost	$3,453,789	$145,575,282	$5,865,538	$5,503,060	$883,000

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$66,103	$63,955	$6,725

EXPENSES
Charges for mortality and expense risk,
and for administration	9,278	334,406	6,426	7,812	1,805
NET INVESTMENT INCOME (LOSS)	(9,278)	(334,406)	59,677	56,143	4,920

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	47,784	44,955	—
Net realized gain (loss) on shares redeemed	32,056	2,566,394	35,504	18,481	7,905
Net change in unrealized gain (loss) on investments	522,806	18,664,410	741,418	320,273	43,576
NET GAIN (LOSS) ON INVESTMENTS	554,862	21,230,804	824,706	383,709	51,481

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$545,584	$20,896,398	$884,383	$439,852	$56,401

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$9,359,954	$10,368,900	$3,816,425	$6,963,009	$4,999,004
Net Assets	$9,359,954	$10,368,900	$3,816,425	$6,963,009	$4,999,004

NET ASSETS, representing:
Accumulation units	$9,359,954	$10,368,900	$3,816,425	$6,963,009	$4,999,004
	$9,359,954	$10,368,900	$3,816,425	$6,963,009	$4,999,004

Units outstanding	583,144	710,107	287,352	492,331	358,886

Portfolio shares held	619,454	864,796	313,335	553,059	394,866
Portfolio net asset value per share	$15.11	$11.99	$12.18	$12.59	$12.66
Investment in portfolio shares, at cost	$8,343,109	$9,420,515	$3,580,839	$6,255,765	$4,584,266

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$92,100	$105,656	$50,298	$96,771	$73,147

EXPENSES
Charges for mortality and expense risk,
and for administration	9,488	12,044	7,548	14,158	9,478
NET INVESTMENT INCOME (LOSS)	82,612	93,612	42,750	82,613	63,669

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	56,773	26,265	5,125	—	—
Net realized gain (loss) on shares redeemed	43,436	132,823	12,245	16,751	14,688
Net change in unrealized gain (loss) on investments	871,674	867,920	262,339	848,304	480,272
NET GAIN (LOSS) ON INVESTMENTS	971,883	1,027,008	279,709	865,055	494,960

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,054,495	$1,120,620	$322,459	$947,668	$558,629

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP Mid Cap Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$16,527,370	$28,531,183	$20,650,286	$12,705,974	$11,115,859
Net Assets	$16,527,370	$28,531,183	$20,650,286	$12,705,974	$11,115,859

NET ASSETS, representing:
Accumulation units	$16,527,370	$28,531,183	$20,650,286	$12,705,974	$11,115,859
	$16,527,370	$28,531,183	$20,650,286	$12,705,974	$11,115,859

Units outstanding	1,114,073	1,886,293	1,694,457	936,804	829,404

Portfolio shares held	213,670	573,953	954,706	342,941	294,148
Portfolio net asset value per share	$77.35	$49.71	$21.63	$37.05	$37.79
Investment in portfolio shares, at cost	$15,040,354	$26,488,093	$18,039,442	$11,494,045	$9,787,632

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP Mid Cap Portfolio (Service Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$67,231	$351,254	$216,175	$81,701	$43,114

EXPENSES
Charges for mortality and expense risk,
and for administration	21,514	50,511	30,380	17,949	14,895
NET INVESTMENT INCOME (LOSS)	45,717	300,743	185,795	63,752	28,219

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	907,727	1,344,369	156,001	452,153	285,985
Net realized gain (loss) on shares redeemed	18,909	(11,413)	15,985	40,225	29,678
Net change in unrealized gain (loss) on investments	1,470,063	2,658,374	3,013,159	1,109,086	1,114,916
NET GAIN (LOSS) ON INVESTMENTS	2,396,699	3,991,330	3,185,145	1,601,464	1,430,579

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,442,416	$4,292,073	$3,370,940	$1,665,216	$1,458,798

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
ASSETS
Investment in the portfolios, at fair value	$5,583,253	$4,081,458	$2,631,859	$1,172,450	$1,361,338
Net Assets	$5,583,253	$4,081,458	$2,631,859	$1,172,450	$1,361,338

NET ASSETS, representing:
Accumulation units	$5,583,253	$4,081,458	$2,631,859	$1,172,450	$1,361,338
	$5,583,253	$4,081,458	$2,631,859	$1,172,450	$1,361,338

Units outstanding	480,172	345,549	224,828	78,115	78,557

Portfolio shares held	345,285	200,465	164,800	24,694	89,151
Portfolio net asset value per share	$16.17	$20.36	$15.97	$47.48	$15.27
Investment in portfolio shares, at cost	$5,259,666	$4,066,500	$2,354,262	$1,179,333	$1,393,047

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$163,974	$77,732	$24,080	$9,576	$8,854

EXPENSES
Charges for mortality and expense risk,
and for administration	8,260	6,886	3,512	959	1,084
NET INVESTMENT INCOME (LOSS)	155,714	70,846	20,568	8,617	7,770

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	140,965	—	60,243	126,164
Net realized gain (loss) on shares redeemed	11,404	1,524	8,494	(2,658)	(2,612)
Net change in unrealized gain (loss) on investments	195,847	26,341	246,121	118,147	80,108
NET GAIN (LOSS) ON INVESTMENTS	207,251	168,830	254,615	175,732	203,660

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$362,965	$239,676	$275,183	$184,349	$211,430
The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	Hartford Growth Opportunities HLS Fund (Class IB)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$3,854,234	$2,977,402	$9,662,041	$9,378,894	$13,154,452
Net Assets	$3,854,234	$2,977,402	$9,662,041	$9,378,894	$13,154,452

NET ASSETS, representing:
Accumulation units	$3,854,234	$2,977,402	$9,662,041	$9,378,894	$13,154,452
	$3,854,234	$2,977,402	$9,662,041	$9,378,894	$13,154,452

Units outstanding	235,358	170,211	899,350	683,864	928,258

Portfolio shares held	161,603	80,667	730,865	448,322	579,491
Portfolio net asset value per share	$23.85	$36.91	$13.22	$20.92	$22.70
Investment in portfolio shares, at cost	$3,787,809	$2,745,582	$9,720,580	$8,613,229	$12,459,940

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	Hartford Growth Opportunities HLS Fund (Class IB)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$51,390	$—	$253,883	$145,145	$171,583

EXPENSES
Charges for mortality and expense risk,
and for administration	3,280	2,497	14,986	14,565	25,572
NET INVESTMENT INCOME (LOSS)	48,110	(2,497)	238,897	130,580	146,011

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	244,258	34,224	—	297,009	471,455
Net realized gain (loss) on shares redeemed	(8,261)	(4,910)	(1,249)	24,548	1,236
Net change in unrealized gain (loss) on investments	272,562	604,427	13,613	676,946	790,305
NET GAIN (LOSS) ON INVESTMENTS	508,559	633,741	12,364	998,503	1,262,996

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$556,669	$631,244	$251,261	$1,129,083	$1,409,007

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	AST Small-Cap Growth Opportunities Portfolio	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$23,407,373	$10,411,522	$8,307,160	$43,362,755
Net Assets	$23,407,373	$10,411,522	$8,307,160	$43,362,755

NET ASSETS, representing:
Accumulation units	$23,407,373	$10,411,522	$8,307,160	$43,362,755
	$23,407,373	$10,411,522	$8,307,160	$43,362,755

Units outstanding	1,559,960	701,855	286,773	3,840,794

Portfolio shares held	87,413	703,481	418,919	2,033,900
Portfolio net asset value per share	$267.78	$14.80	$19.83	$21.32
Investment in portfolio shares, at cost	$19,825,598	$9,568,847	$4,955,670	$37,987,898

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	AST Small-Cap Growth Opportunities Portfolio	AST International Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$325,822	$183,487	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	45,091	20,893	7,208	84,648
NET INVESTMENT INCOME (LOSS)	280,731	162,594	(7,208)	(84,648)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	51,648	302,472	—	—
Net realized gain (loss) on shares redeemed	482,907	9,019	234,193	186,072
Net change in unrealized gain (loss) on investments	2,694,052	887,237	1,535,351	7,751,863
NET GAIN (LOSS) ON INVESTMENTS	3,228,607	1,198,728	1,769,544	7,937,935

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,509,338	$1,361,322	$1,762,336	$7,853,287

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$189,590	$(606,315)	$(228,721)	$(78,363)	$(273,624)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,169,470	2,546,548	484,887	2,382,727
Net change in unrealized gain (loss) on investments	—	8,543,430	17,726,049	2,996,828	3,801,773
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	189,590	9,106,585	20,043,876	3,403,352	5,910,876

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	194,100,207	7,822,049	6,133,334	4,519,055	1,945,490
Policy loans	(3,395,880)	(905,791)	(1,601,371)	(114,783)	(86,676)
Policy loan repayments and interest	627,487	538,779	774,928	20,708	53,784
Surrenders, withdrawals and death benefits	(23,932,713)	(2,366,067)	(2,970,617)	(443,411)	(5,489,908)
Net transfers between other subaccounts
or fixed rate option	(155,226,578)	6,044,770	1,066,218	4,561,030	(6,582,642)
Miscellaneous transactions	36,823	(31,906)	2,186	1,012	(21,766)
Other charges	(8,828,385)	(5,015,471)	(3,393,911)	(2,563,644)	(1,425,448)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	3,380,961	6,086,363	10,767	5,979,967	(11,607,166)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,570,551	15,192,948	20,054,643	9,383,319	(5,696,290)

NET ASSETS
Beginning of period	177,966,653	136,340,602	78,809,720	21,035,600	58,287,561
End of period	$181,537,204	$151,533,550	$98,864,363	$30,418,919	$52,591,271

Beginning units	101,402,795	39,905,293	31,353,510	2,262,749	9,992,830
Units issued	60,169,695	4,369,635	1,395,320	464,313	1,804,318
Units redeemed	(64,330,988)	(3,120,456)	(1,836,687)	(352,947)	(4,397,687)
Ending units	97,241,502	41,154,472	30,912,143	2,374,115	7,399,461

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(204,092)	$2,759,564	$(13,408)	$6,200,262	$(85,916)
Capital gains distributions received	—	—	—	10,188,845	—
Net realized gain (loss) on shares redeemed	1,596,875	171,643	(271,437)	7,573,437	643,081
Net change in unrealized gain (loss) on investments	10,348,670	380,262	297,489	75,045,897	5,629,566
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,741,453	3,311,469	12,644	99,008,441	6,186,731

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,824,873	4,230,554	2,218,258	20,941,020	2,013,974
Policy loans	(1,521,964)	(1,031,252)	(243,498)	(3,865,457)	(519,593)
Policy loan repayments and interest	615,758	328,142	75,236	2,242,832	299,030
Surrenders, withdrawals and death benefits	(2,112,748)	(1,562,982)	(364,706)	(8,348,928)	(934,330)
Net transfers between other subaccounts
or fixed rate option	440,892	4,668,813	111,466	10,908,380	810,900
Miscellaneous transactions	(1,367)	(2,232)	848	(202,310)	939
Other charges	(2,637,733)	(2,324,090)	(813,833)	(13,625,098)	(965,426)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(392,289)	4,306,953	983,771	8,050,439	705,494

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,349,164	7,618,422	996,415	107,058,880	6,892,225

NET ASSETS
Beginning of period	70,649,988	42,565,229	11,949,761	470,672,125	25,059,699
End of period	$81,999,152	$50,183,651	$12,946,176	$577,731,005	$31,951,924

Beginning units	7,320,284	14,353,380	1,878,938	137,201,638	12,302,224
Units issued	360,784	1,618,603	360,336	6,163,041	819,154
Units redeemed	(482,309)	(1,258,763)	(199,293)	(7,594,479)	(779,076)
Ending units	7,198,759	14,713,220	2,039,981	135,770,200	12,342,302

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(452,955)	$(300,522)	$(202,941)	$207,675	$(11,974)
Capital gains distributions received	—	—	—	1,657,572	24,980
Net realized gain (loss) on shares redeemed	595,484	4,415,665	1,783,159	429,773	67,427
Net change in unrealized gain (loss) on investments	1,598,733	31,376,668	3,395,903	7,290,288	536,937
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,741,262	35,491,811	4,976,121	9,585,308	617,370

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	85,029	7,062,263	1,450,988	62,363	81,017
Policy loans	(193,216)	(2,495,909)	(142,004)	(3,359)	—
Policy loan repayments and interest	164,062	954,194	27,244	8,351	3,168
Surrenders, withdrawals and death benefits	(5,294,031)	(4,358,732)	(199,033)	(82,856)	(131,140)
Net transfers between other subaccounts
or fixed rate option	32,829,476	2,801,993	(1,606,177)	(1,588,814)	(33,912)
Miscellaneous transactions	(3,058)	(4,020)	(99,086)	(107,856)	(172)
Other charges	(983,659)	(4,196,318)	(847,652)	(293,061)	(108,836)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	26,604,603	(236,529)	(1,415,720)	(2,005,232)	(189,875)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,345,865	35,255,282	3,560,401	7,580,076	427,495

NET ASSETS
Beginning of period	44,571,774	98,074,773	40,470,347	35,577,281	2,383,242
End of period	$72,917,639	$133,330,055	$44,030,748	$43,157,357	$2,810,737

Beginning units	11,034,065	42,069,736	4,132,326	23,919,587	1,891,374
Units issued	10,813,520	1,795,956	124,822	804,518	101,250
Units redeemed	(4,205,993)	(3,035,804)	(355,328)	(1,847,364)	(244,393)
Ending units	17,641,592	40,829,888	3,901,820	22,876,741	1,748,231

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Income & Growth Fund (Class I)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(16,653)	$57,040	$(16,313)	$18,812	$17,656
Capital gains distributions received	168,350	—	247,591	24,210	30,986
Net realized gain (loss) on shares redeemed	287,489	312,198	(122,632)	158,986	93,239
Net change in unrealized gain (loss) on investments	615,142	83,604	360,223	(38,638)	71,610
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,054,328	452,842	468,869	163,370	213,491

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,905	98,384	56,569	7,440	1,451
Policy loans	(5,649)	(1,956)	(124,529)	—	—
Policy loan repayments and interest	4,767	617	4,292	—	—
Surrenders, withdrawals and death benefits	(157,636)	(297,365)	(62,579)	—	—
Net transfers between other subaccounts
or fixed rate option	383,693	75,858	(835,862)	(465,123)	1,459,895
Miscellaneous transactions	(2,662)	1,599	50	52	(98)
Other charges	(120,377)	(153,703)	(64,322)	(20,031)	(13,255)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	143,041	(276,566)	(1,026,381)	(477,662)	1,447,993

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,197,369	176,276	(557,512)	(314,292)	1,661,484

NET ASSETS
Beginning of period	3,363,171	5,847,747	2,801,752	1,194,502	1,959,480
End of period	$4,560,540	$6,024,023	$2,244,240	$880,210	$3,620,964

Beginning units	2,064,581	1,683,304	1,870,675	569,575	644,422
Units issued	508,302	227,982	32,648	152,368	684,141
Units redeemed	(507,631)	(308,298)	(641,161)	(372,917)	(294,362)
Ending units	2,065,252	1,602,988	1,262,162	349,026	1,034,201

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	Invesco V.I. Managed Volatility Fund (Series I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,452)	$(184,329)	$(13,362)	$1,306	$1,119
Capital gains distributions received	21,767	—	—	41,636	—
Net realized gain (loss) on shares redeemed	382,099	2,691,266	346,270	6,616	(167)
Net change in unrealized gain (loss) on investments	(164,752)	6,721,824	2,827,064	(11,407)	8,727
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	236,662	9,228,761	3,159,972	38,151	9,679

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,944	5,187,333	2,486,357	7,782	4,717
Policy loans	(5,564)	(1,406,124)	(300,719)	—	—
Policy loan repayments and interest	2,604	825,293	46,170	—	—
Surrenders, withdrawals and death benefits	(2,668)	(2,989,811)	(515,976)	—	—
Net transfers between other subaccounts
or fixed rate option	(1,309,823)	2,739,292	(101,767)	1,413	—
Miscellaneous transactions	(232)	8,252	744	(22)	—
Other charges	(29,552)	(2,878,913)	(1,059,530)	(5,022)	(1,249)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,329,291)	1,485,322	555,279	4,151	3,468

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,092,629)	10,714,083	3,715,251	42,302	13,147

NET ASSETS
Beginning of period	1,796,584	76,690,665	10,265,781	344,149	91,680
End of period	$703,955	$87,404,748	$13,981,032	$386,451	$104,827

Beginning units	1,690,139	20,975,061	645,854	111,162	49,249
Units issued	86,430	1,216,143	97,732	29,621	2,431
Units redeemed	(1,244,314)	(1,432,503)	(58,727)	(28,674)	(644)
Ending units	532,255	20,758,701	684,859	112,109	51,036

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,297)	$2,587	$18,108	$(84)	$(301)
Capital gains distributions received	62,621	44,120	2,914	4,345	48,242
Net realized gain (loss) on shares redeemed	77,542	38,975	8,139	2,620	160,994
Net change in unrealized gain (loss) on investments	202,626	53,678	218,509	3,474	994,986
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	340,492	139,360	247,670	10,355	1,203,921

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,863	16,681	41,022	—	258,898
Policy loans	(220,820)	(1,634)	—	—	(138,571)
Policy loan repayments and interest	1,438	100,449	—	—	68,343
Surrenders, withdrawals and death benefits	—	(158,302)	(23,753)	(3,074)	(275,815)
Net transfers between other subaccounts
or fixed rate option	3,179	320,139	63,298	—	(283,054)
Miscellaneous transactions	(113)	7,530	5	—	(173)
Other charges	(18,389)	(10,968)	(30,165)	(4,278)	(131,738)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(222,842)	273,895	50,407	(7,352)	(502,110)

TOTAL INCREASE (DECREASE) IN NET ASSETS	117,650	413,255	298,077	3,003	701,811

NET ASSETS
Beginning of period	963,280	365,666	1,327,014	40,892	4,664,317
End of period	$1,080,930	$778,921	$1,625,091	$43,895	$5,366,128

Beginning units	1,778,286	224,673	544,309	37,854	2,537,216
Units issued	23,683	304,937	43,265	—	123,533
Units redeemed	(322,236)	(152,273)	(22,211)	(6,157)	(366,669)
Ending units	1,479,733	377,337	565,363	31,697	2,294,080

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Prudential SP International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(202,374)	$93,838	$(44,263)	$(302)	$(293)
Capital gains distributions received	—	—	—	108,114	143,277
Net realized gain (loss) on shares redeemed	2,181,851	(99,176)	282,941	47,730	93,284
Net change in unrealized gain (loss) on investments	16,058,760	1,595,400	7,386,379	1,012,310	(8,345)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,038,237	1,590,062	7,625,057	1,167,852	227,923

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,811,752	829,620	1,989,698	88,528	52,172
Policy loans	(1,687,792)	(65,429)	(481,451)	(252)	(1,610)
Policy loan repayments and interest	855,630	19,729	280,695	158	19
Surrenders, withdrawals and death benefits	(3,157,404)	(224,430)	(951,831)	(169,858)	(186,465)
Net transfers between other subaccounts
or fixed rate option	1,951,362	1,217,785	1,025,324	(256,134)	(162,050)
Miscellaneous transactions	1,251	2,091	352	(40)	(1,794)
Other charges	(3,438,691)	(352,583)	(909,255)	(113,662)	(44,139)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,336,108	1,426,783	953,532	(451,260)	(343,867)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,374,345	3,016,845	8,578,589	716,592	(115,944)

NET ASSETS
Beginning of period	81,058,918	4,996,505	21,056,594	3,310,248	1,502,331
End of period	$100,433,263	$8,013,350	$29,635,183	$4,026,840	$1,386,387

Beginning units	26,137,357	1,293,913	10,782,783	123,007	47,769
Units issued	1,168,811	275,391	979,317	15,029	10,922
Units redeemed	(1,528,485)	(113,534)	(691,356)	(27,851)	(19,734)
Ending units	25,777,683	1,455,770	11,070,744	110,185	38,957

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$31,476	$37,836	$(7)	$2	$—
Capital gains distributions received	—	127,214	84	—	—
Net realized gain (loss) on shares redeemed	(7,188)	43,554	2	4	(121)
Net change in unrealized gain (loss) on investments	370,603	147,424	597	142	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	394,891	356,028	676	148	(121)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	44,682	61,201	197	56	—
Policy loans	(3,033)	—	—	—	—
Policy loan repayments and interest	34	—	—	—	—
Surrenders, withdrawals and death benefits	(42,079)	(153,093)	—	—	—
Net transfers between other subaccounts
or fixed rate option	(23,738)	(147,936)	—	—	121
Miscellaneous transactions	(164)	(634)	—	—	—
Other charges	(54,337)	(71,587)	(43)	(20)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(78,635)	(312,049)	154	36	121

TOTAL INCREASE (DECREASE) IN NET ASSETS	316,256	43,979	830	184	—

NET ASSETS
Beginning of period	1,737,192	2,683,205	2,036	634	—
End of period	$2,053,448	$2,727,184	$2,866	$818	$—

Beginning units	108,772	107,118	678	248	—
Units issued	11,270	17,362	54	19	123,155
Units redeemed	(16,600)	(29,082)	(12)	(6)	(123,155)
Ending units	103,442	95,398	720	261	—

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(8)	$(540)	$(7)	$7	$172
Capital gains distributions received	—	8,312	—	—	—
Net realized gain (loss) on shares redeemed	35	126,056	5	(43)	25
Net change in unrealized gain (loss) on investments	639	942	443	6	1,749
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	666	134,770	441	(30)	1,946

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	56	848	—	—	705
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(488,806)	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(311)	(1,186)	(327)	(106)	(574)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(255)	(489,144)	(327)	(106)	131

TOTAL INCREASE (DECREASE) IN NET ASSETS	411	(354,374)	114	(136)	2,077

NET ASSETS
Beginning of period	3,077	657,520	2,611	741	10,008
End of period	$3,488	$303,146	$2,725	$605	$12,085

Beginning units	593	184,213	896	241	5,241
Units issued	6	4,072,108	—	—	328
Units redeemed	(49)	(4,195,945)	(104)	(37)	(269)
Ending units	550	60,376	792	204	5,300

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$11	$(8)	$(12)	$(4)	$2
Capital gains distributions received	—	215	—	167	111
Net realized gain (loss) on shares redeemed	213	73	(4)	4	7
Net change in unrealized gain (loss) on investments	1,635	371	848	129	58
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,859	651	832	296	178

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	903	56	269	112	112
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(833)	(342)	(218)	(49)	(49)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	70	(286)	51	63	63

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,929	365	883	359	241

NET ASSETS
Beginning of period	10,376	3,254	4,555	1,622	1,677
End of period	$12,305	$3,619	$5,438	$1,981	$1,918

Beginning units	6,860	1,150	2,246	492	478
Units issued	554	12	119	30	30
Units redeemed	(513)	(102)	(96)	(13)	(12)
Ending units	6,901	1,060	2,269	509	496
The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(4,238)	$(55)	$6	$(3)	$93
Capital gains distributions received	—	86	4	—	527
Net realized gain (loss) on shares redeemed	—	725	1	(161)	1,104
Net change in unrealized gain (loss) on investments	—	4,984	68	206	(663)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,238)	5,740	79	42	1,061

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	169	339	56	—	848
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(312,273)	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	989,272	—	—	—	(103)
Miscellaneous transactions	(1,000)	—	—	—	—
Other charges	(12,881)	(2,742)	(24)	(138)	(1,336)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	663,287	(2,403)	32	(138)	(591)

TOTAL INCREASE (DECREASE) IN NET ASSETS	659,049	3,337	111	(96)	470

NET ASSETS
Beginning of period	1,121,754	20,054	779	825	12,382
End of period	$1,780,803	$23,391	$890	$729	$12,852

Beginning units	1,053,894	5,039	402	838	4,481
Units issued	32,558,594	65	26	—	14,701
Units redeemed	(31,934,638)	(584)	(11)	(133)	(14,866)
Ending units	1,677,850	4,520	417	705	4,316

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$—	$—	$(26)	$(34)	$(3)
Capital gains distributions received	—	—	1,244	1,198	—
Net realized gain (loss) on shares redeemed	—	—	1,471	20	8
Net change in unrealized gain (loss) on investments	—	—	(1,667)	510	285
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	—	—	1,022	1,694	290

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	882	57
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	173	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	(1,812)	(187)	(28)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	—	—	(1,639)	695	29

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	(617)	2,389	319

NET ASSETS
Beginning of period	—	—	10,920	12,909	836
End of period	$—	$—	$10,303	$15,298	$1,155

Beginning units	—	—	3,431	3,351	266
Units issued	—	—	6,048	220	14
Units redeemed	—	—	(6,593)	(47)	(8)
Ending units	—	—	2,886	3,524	272

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$432	$22	$(128)	$(302)	$(61)
Capital gains distributions received	558	—	—	—	—
Net realized gain (loss) on shares redeemed	50	(681)	35,817	120,249	22,129
Net change in unrealized gain (loss) on investments	(1,283)	2,088	138	1,019	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(243)	1,429	35,827	120,966	22,068

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	905	706	—	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(536)	(121,633)	(324,499)	(53,989)
Miscellaneous transactions	—	—	(4)	(10)	2
Other charges	(676)	(138)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	229	32	(121,637)	(324,509)	(53,987)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14)	1,461	(85,810)	(203,543)	(31,919)

NET ASSETS
Beginning of period	9,604	9,458	151,691	379,229	75,841
End of period	$9,590	$10,919	$65,881	$175,686	$43,922

Beginning units	4,663	4,622	23,734	44,939	15,777
Units issued	457	135,672	618,213	895,897	430,435
Units redeemed	(351)	(135,409)	(633,928)	(928,437)	(438,896)
Ending units	4,769	4,885	8,019	12,399	7,316

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(47)	$15	$(112,973)	$(10,355)	$(15,355)
Capital gains distributions received	496	29	—	—	—
Net realized gain (loss) on shares redeemed	431	3	1,021,578	281,032	137,370
Net change in unrealized gain (loss) on investments	2,439	28	15,590,151	353,303	933,977
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,319	75	16,498,756	623,980	1,055,992

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	713	55	5,182,656	1,718,449	1,709,876
Policy loans	—	—	(843,626)	(231,500)	(183,978)
Policy loan repayments and interest	—	—	401,108	48,033	103,083
Surrenders, withdrawals and death benefits	—	—	(1,218,051)	(431,124)	(241,169)
Net transfers between other subaccounts
or fixed rate option	—	—	8,106,546	(252,986)	277,958
Miscellaneous transactions	—	—	(2,805)	(130)	(267)
Other charges	(1,421)	(23)	(2,807,383)	(668,433)	(764,700)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(708)	32	8,818,445	182,309	900,803

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,611	107	25,317,201	806,289	1,956,795

NET ASSETS
Beginning of period	17,821	748	41,472,011	10,001,580	8,407,805
End of period	$20,432	$855	$66,789,212	$10,807,869	$10,364,600

Beginning units	7,294	221	2,048,953	421,909	491,184
Units issued	249	14	670,509	47,686	92,860
Units redeemed	(518)	(6)	(108,023)	(39,979)	(43,255)
Ending units	7,025	229	2,611,439	429,616	540,789

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(8,059)	$(9,836)	$(14,797)	$(76,429)	$(39,676)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	89,135	267,825	197,972	1,136,930	764,484
Net change in unrealized gain (loss) on investments	1,057,345	460,981	2,424,210	5,545,074	4,935,273
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,138,421	718,970	2,607,385	6,605,575	5,660,081

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,026,509	1,327,272	2,169,673	3,475,005	1,961,361
Policy loans	(118,005)	(241,497)	(211,211)	(603,465)	(447,575)
Policy loan repayments and interest	39,969	58,817	67,838	323,450	232,925
Surrenders, withdrawals and death benefits	(298,189)	(358,087)	(591,843)	(1,483,500)	(867,019)
Net transfers between other subaccounts
or fixed rate option	442,533	211,296	2,582,908	453,809	1,355,316
Miscellaneous transactions	(183)	(171)	(653)	1,325	4,934
Other charges	(376,602)	(545,348)	(976,215)	(1,709,803)	(893,298)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	716,032	452,282	3,040,497	456,821	1,346,644

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,854,453	1,171,252	5,647,882	7,062,396	7,006,725

NET ASSETS
Beginning of period	6,631,734	9,471,352	8,815,029	34,653,597	16,499,815
End of period	$8,486,187	$10,642,604	$14,462,911	$41,715,993	$23,506,540

Beginning units	408,505	357,912	450,700	2,205,367	845,367
Units issued	81,303	42,572	268,162	270,961	192,707
Units redeemed	(23,089)	(27,154)	(33,012)	(207,814)	(95,270)
Ending units	466,719	373,330	685,850	2,268,514	942,804

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(14,271)	$(55,852)	$(9,186)	$(15,032)	$(23,725)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	154,049	757,707	7,089	(2,142)	156,149
Net change in unrealized gain (loss) on investments	2,198,067	4,981,001	98,268	1,581,119	2,747,712
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,337,845	5,682,856	96,171	1,563,945	2,880,136

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,967,753	2,422,756	1,163,678	2,627,957	2,364,812
Policy loans	(145,479)	(434,747)	(56,386)	(361,300)	(204,498)
Policy loan repayments and interest	31,007	230,642	12,493	129,899	57,221
Surrenders, withdrawals and death benefits	(236,889)	(1,200,826)	(92,124)	(611,221)	(378,727)
Net transfers between other subaccounts
or fixed rate option	2,574,298	2,018,775	1,826,182	8,920	4,346,295
Miscellaneous transactions	(471)	(18,408)	(46)	335	877
Other charges	(869,551)	(1,175,587)	(583,172)	(904,002)	(1,039,397)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	3,320,668	1,842,605	2,270,625	890,588	5,146,583

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,658,513	7,525,461	2,366,796	2,454,533	8,026,719

NET ASSETS
Beginning of period	6,590,763	23,075,004	5,437,887	14,502,780	10,301,544
End of period	$12,249,276	$30,600,465	$7,804,683	$16,957,313	$18,328,263

Beginning units	385,753	1,071,439	424,251	965,525	654,236
Units issued	258,665	153,344	249,777	117,794	449,332
Units redeemed	(22,531)	(76,792)	(41,280)	(58,835)	(50,318)
Ending units	621,887	1,147,991	632,748	1,024,484	1,053,250

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	5/19/2017*

OPERATIONS
Net investment income (loss)	$(15,162)	$(7,221)	$1,482	$113,241	$(2,569)
Capital gains distributions received	—	—	23,633	151,460	—
Net realized gain (loss) on shares redeemed	133,387	19,077	6,339	219,336	168,761
Net change in unrealized gain (loss) on investments	2,576,298	41,568	64,231	361,925	73,988
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,694,523	53,424	95,685	845,962	240,180

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,566,158	849,486	144,892	1,490,784	309,055
Policy loans	(200,400)	(54,093)	(13,563)	(57,198)	(10,746)
Policy loan repayments and interest	77,531	21,495	1,036	11,787	6,374
Surrenders, withdrawals and death benefits	(474,424)	(181,658)	(12,646)	(180,401)	(42,858)
Net transfers between other subaccounts
or fixed rate option	3,403,819	1,791,604	134,289	118,111	(5,320,631)
Miscellaneous transactions	775	260	(30)	4,592	(7,253)
Other charges	(573,743)	(325,250)	(60,728)	(553,279)	(187,390)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	3,799,716	2,101,844	193,250	834,396	(5,253,449)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,494,239	2,155,268	288,935	1,680,358	(5,013,269)

NET ASSETS
Beginning of period	7,798,496	3,839,617	458,362	6,679,833	5,013,269
End of period	$14,292,735	$5,994,885	$747,297	$8,360,191	$—

Beginning units	589,899	299,206	27,508	265,971	311,476
Units issued	394,659	246,182	16,244	103,358	43,119
Units redeemed	(46,633)	(49,423)	(3,001)	(70,622)	(354,595)
Ending units	937,925	495,965	40,751	298,707	—

*Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$6,945	$15,198	$394,742	$(123,405)	$(49,207)
Capital gains distributions received	58,781	35,410	—	—	—
Net realized gain (loss) on shares redeemed	1,850	89,851	7,596	503,873	147,747
Net change in unrealized gain (loss) on investments	60,616	385,341	728,197	1,820,537	2,649,267
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	128,192	525,800	1,130,535	2,201,005	2,747,807

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	250,038	598,130	2,262,610	3,694,532	3,147,197
Policy loans	(16,457)	(55,110)	(157,076)	(792,350)	(146,539)
Policy loan repayments and interest	1,181	46,407	50,711	910,618	25,383
Surrenders, withdrawals and death benefits	(26,035)	(45,212)	(170,940)	(2,155,087)	(211,514)
Net transfers between other subaccounts
or fixed rate option	69,750	1,981,169	1,501,682	(646,784)	3,174,300
Miscellaneous transactions	96	7,049	1,702	(2,108)	(9)
Other charges	(124,623)	(287,932)	(970,558)	(2,124,207)	(1,746,818)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	153,950	2,244,501	2,518,131	(1,115,386)	4,242,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	282,142	2,770,301	3,648,666	1,085,619	6,989,807

NET ASSETS
Beginning of period	806,829	1,550,041	7,055,906	54,184,409	17,134,596
End of period	$1,088,971	$4,320,342	$10,704,572	$55,270,028	$24,124,403

Beginning units	51,533	96,918	505,816	4,379,333	817,619
Units issued	18,149	230,777	245,944	386,616	227,614
Units redeemed	(6,383)	(64,368)	(40,857)	(455,120)	(45,268)
Ending units	63,299	263,327	710,903	4,310,829	999,965

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(103,883)	$(264,148)	$(70,972)	$(14,385)	$(64,678)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,142,648	2,867,071	1,139,145	35,175	294,656
Net change in unrealized gain (loss) on investments	5,473,124	17,226,048	2,119,029	836,018	3,560,155
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,511,889	19,828,971	3,187,202	856,808	3,790,133

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,690,466	18,516,536	2,800,771	1,109,009	5,168,562
Policy loans	(1,946,085)	(3,184,075)	(418,523)	(47,833)	(213,243)
Policy loan repayments and interest	797,146	940,916	164,908	5,132	107,236
Surrenders, withdrawals and death benefits	(4,714,148)	(5,988,398)	(1,327,718)	(42,211)	(394,284)
Net transfers between other subaccounts
or fixed rate option	(1,439,209)	4,340,130	(9,464,149)	734,340	11,537,570
Miscellaneous transactions	(5,021)	(7,739)	276	91	2,242
Other charges	(2,710,077)	(9,152,257)	(1,708,655)	(573,092)	(2,629,412)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(3,326,928)	5,465,113	(9,953,090)	1,185,436	13,578,671

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,184,961	25,294,084	(6,765,888)	2,042,244	17,368,804

NET ASSETS
Beginning of period	64,698,555	132,630,126	35,618,590	4,978,441	16,346,188
End of period	$69,883,516	$157,924,210	$28,852,702	$7,020,685	$33,714,992

Beginning units	3,878,811	7,940,783	2,396,434	261,652	760,349
Units issued	366,223	845,878	196,163	67,452	686,804
Units redeemed	(524,691)	(543,131)	(825,005)	(11,508)	(92,944)
Ending units	3,720,343	8,243,530	1,767,592	317,596	1,354,209

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	4/28/2017*	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(18,782)	$(7,977)	$(9,278)	$(334,406)	$59,677
Capital gains distributions received	—	—	—	—	47,784
Net realized gain (loss) on shares redeemed	101,565	1,350,043	32,056	2,566,394	35,504
Net change in unrealized gain (loss) on investments	1,068,804	(913,704)	522,806	18,664,410	741,418
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,151,587	428,362	545,584	20,896,398	884,383

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,628,640	679,283	759,471	20,009,303	1,284,939
Policy loans	(121,923)	(28,977)	(65,273)	(3,752,029)	(27,404)
Policy loan repayments and interest	57,329	45,294	3,561	1,476,530	2,441
Surrenders, withdrawals and death benefits	(143,250)	(103,601)	(25,286)	(8,518,471)	(74,947)
Net transfers between other subaccounts
or fixed rate option	1,019,160	(10,096,771)	193,219	564,006	1,839,123
Miscellaneous transactions	429	(6)	19	(4,812)	536
Other charges	(782,414)	(312,911)	(369,579)	(8,588,914)	(594,701)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,657,971	(9,817,689)	496,132	1,185,613	2,429,987

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,809,558	(9,389,327)	1,041,716	22,082,011	3,314,370

NET ASSETS
Beginning of period	6,522,570	9,389,327	3,241,310	168,562,461	3,485,635
End of period	$9,332,128	$—	$4,283,026	$190,644,472	$6,800,005

Beginning units	303,463	442,861	180,596	13,614,493	223,119
Units issued	97,178	23,736	35,766	1,024,112	196,495
Units redeemed	(28,386)	(466,597)	(10,537)	(940,321)	(19,284)
Ending units	372,255	—	205,825	13,698,284	400,330

*Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$56,143	$4,920	$82,612	$93,612	$42,750
Capital gains distributions received	44,955	—	56,773	26,265	5,125
Net realized gain (loss) on shares redeemed	18,481	7,905	43,436	132,823	12,245
Net change in unrealized gain (loss) on investments	320,273	43,576	871,674	867,920	262,339
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	439,852	56,401	1,054,495	1,120,620	322,459

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	844,845	126,098	1,848,644	1,277,461	583,781
Policy loans	(7,241)	(7,055)	(41,526)	(1,593,329)	(25,889)
Policy loan repayments and interest	5,407	2,252	3,342	642,471	287
Surrenders, withdrawals and death benefits	(149,545)	(47,923)	(91,904)	(26,362)	(15,459)
Net transfers between other subaccounts
or fixed rate option	1,897,415	155,227	3,103,981	1,542,180	405,382
Miscellaneous transactions	996	(2)	318	4,733	(57)
Other charges	(462,363)	(88,877)	(1,024,692)	(769,788)	(401,710)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	2,129,514	139,720	3,798,163	1,077,366	546,335

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,569,366	196,121	4,852,658	2,197,986	868,794

NET ASSETS
Beginning of period	3,348,665	749,486	4,507,296	8,170,914	2,947,631
End of period	$5,918,031	$945,607	$9,359,954	$10,368,900	$3,816,425

Beginning units	288,911	70,099	302,866	604,158	244,723
Units issued	210,798	23,375	321,780	300,910	67,306
Units redeemed	(26,361)	(11,053)	(41,502)	(194,961)	(24,677)
Ending units	473,348	82,421	583,144	710,107	287,352

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$82,613	$63,669	$45,717	$300,743	$185,795
Capital gains distributions received	—	—	907,727	1,344,369	156,001
Net realized gain (loss) on shares redeemed	16,751	14,688	18,909	(11,413)	15,985
Net change in unrealized gain (loss) on investments	848,304	480,272	1,470,063	2,658,374	3,013,159
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	947,668	558,629	2,442,416	4,292,073	3,370,940

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,245,299	911,011	2,536,337	3,186,086	1,351,408
Policy loans	(46,822)	(55,303)	(135,936)	(66,809)	(19,914)
Policy loan repayments and interest	42,565	4,246	2,881	21,012	851
Surrenders, withdrawals and death benefits	(40,584)	(11,027)	(61,874)	(192,192)	(39,591)
Net transfers between other subaccounts
or fixed rate option	416,083	271,822	6,136,177	6,687,378	9,061,941
Miscellaneous transactions	—	390	1,183	(54)	717
Other charges	(654,265)	(545,334)	(1,118,840)	(1,790,400)	(712,203)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	962,276	575,805	7,359,928	7,845,021	9,643,209

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,909,944	1,134,434	9,802,344	12,137,094	13,014,149

NET ASSETS
Beginning of period	5,053,065	3,864,570	6,725,026	16,394,089	7,636,137
End of period	$6,963,009	$4,999,004	$16,527,370	$28,531,183	$20,650,286

Beginning units	419,295	315,328	574,331	1,325,242	824,709
Units issued	101,775	72,425	561,145	612,200	892,064
Units redeemed	(28,739)	(28,867)	(21,403)	(51,149)	(22,316)
Ending units	492,331	358,886	1,114,073	1,886,293	1,694,457
The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$63,752	$28,219	$155,714	$70,846	$20,568
Capital gains distributions received	452,153	285,985	—	140,965	—
Net realized gain (loss) on shares redeemed	40,225	29,678	11,404	1,524	8,494
Net change in unrealized gain (loss) on investments	1,109,086	1,114,916	195,847	26,341	246,121
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,665,216	1,458,798	362,965	239,676	275,183

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,891,153	1,707,794	786,406	501,756	402,834
Policy loans	(41,992)	(28,383)	(10,887)	(8,511)	(21,753)
Policy loan repayments and interest	7,921	2,801	2,278	6,805	917
Surrenders, withdrawals and death benefits	(46,405)	(69,558)	(16,297)	(23,790)	(12,988)
Net transfers between other subaccounts
or fixed rate option	4,103,597	3,944,981	1,970,389	1,166,998	1,066,866
Miscellaneous transactions	454	335	(46)	55	(35)
Other charges	(919,843)	(762,644)	(410,585)	(268,871)	(203,831)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	4,994,885	4,795,326	2,321,258	1,374,442	1,232,010

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,660,101	6,254,124	2,684,223	1,614,118	1,507,193

NET ASSETS
Beginning of period	6,045,873	4,861,735	2,899,030	2,467,340	1,124,666
End of period	$12,705,974	$11,115,859	$5,583,253	$4,081,458	$2,631,859

Beginning units	534,539	430,264	269,515	225,175	113,049
Units issued	448,030	436,581	233,869	130,257	121,491
Units redeemed	(45,765)	(37,441)	(23,212)	(9,883)	(9,712)
Ending units	936,804	829,404	480,172	345,549	224,828

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	Hartford Growth Opportunities HLS Fund (Class IB)	MFS Total Return Bond Series (Initial Class)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$8,617	$7,770	$48,110	$(2,497)	$238,897
Capital gains distributions received	60,243	126,164	244,258	34,224	—
Net realized gain (loss) on shares redeemed	(2,658)	(2,612)	(8,261)	(4,910)	(1,249)
Net change in unrealized gain (loss) on investments	118,147	80,108	272,562	604,427	13,613
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	184,349	211,430	556,669	631,244	251,261

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	247,000	311,530	677,924	615,139	1,338,363
Policy loans	(2,021)	(5,627)	(91,987)	(35,163)	(22,978)
Policy loan repayments and interest	1,377	2,372	4,762	4,686	41,675
Surrenders, withdrawals and death benefits	(17,854)	(11,646)	(127,641)	(57,802)	(62,924)
Net transfers between other subaccounts
or fixed rate option	84,873	116,063	359,359	105,088	4,521,607
Miscellaneous transactions	(29)	3	577	(309)	(82)
Other charges	(94,137)	(92,130)	(275,115)	(261,051)	(662,224)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	219,209	320,565	547,879	370,588	5,153,437

TOTAL INCREASE (DECREASE) IN NET ASSETS	403,558	531,995	1,104,548	1,001,832	5,404,698

NET ASSETS
Beginning of period	768,892	829,343	2,749,686	1,975,570	4,257,343
End of period	$1,172,450	$1,361,338	$3,854,234	$2,977,402	$9,662,041

Beginning units	62,341	58,152	198,119	146,831	411,039
Units issued	20,390	25,365	61,443	36,703	520,654
Units redeemed	(4,616)	(4,960)	(24,204)	(13,323)	(32,343)
Ending units	78,115	78,557	235,358	170,211	899,350

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity VIP Index 500 Portfolio (Service Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	AST Small-Cap Growth Opportunities Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$130,580	$146,011	$280,731	$162,594	$(7,208)
Capital gains distributions received	297,009	471,455	51,648	302,472	—
Net realized gain (loss) on shares redeemed	24,548	1,236	482,907	9,019	234,193
Net change in unrealized gain (loss) on investments	676,946	790,305	2,694,052	887,237	1,535,351
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,129,083	1,409,007	3,509,338	1,361,322	1,762,336

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,375,549	1,330,580	2,822,732	989,097	1,067,988
Policy loans	(22,468)	(8,750)	(15,585)	(15,423)	(174,698)
Policy loan repayments and interest	47,418	15,632	10,281	3,844	31,082
Surrenders, withdrawals and death benefits	(89,028)	(165,801)	(97,904)	(111,537)	(401,235)
Net transfers between other subaccounts
or fixed rate option	2,439,679	3,446,466	5,077,712	1,637,930	143,879
Miscellaneous transactions	348	129	2,455	(892)	2,204
Other charges	(623,286)	(795,410)	(1,732,302)	(593,790)	(470,037)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	3,128,212	3,822,846	6,067,389	1,909,229	199,183

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,257,295	5,231,853	9,576,727	3,270,551	1,961,519

NET ASSETS
Beginning of period	5,121,599	7,922,599	13,830,646	7,140,971	6,345,641
End of period	$9,378,894	$13,154,452	$23,407,373	$10,411,522	$8,307,160

Beginning units	431,975	637,524	1,116,251	562,011	279,417
Units issued	284,390	321,026	676,151	170,162	33,479
Units redeemed	(32,501)	(30,292)	(232,442)	(30,318)	(26,123)
Ending units	683,864	928,258	1,559,960	701,855	286,773

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

SUBACCOUNTS
AST International Value Portfolio
1/1/2017
to
12/31/2017

OPERATIONS
Net investment income (loss)	$(84,648)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	186,072
Net change in unrealized gain (loss) on investments	7,751,863
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,853,287

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,009,069
Policy loans	(788,106)
Policy loan repayments and interest	504,373
Surrenders, withdrawals and death benefits	(1,369,210)
Net transfers between other subaccounts
or fixed rate option	1,635,682
Miscellaneous transactions	(7,932)
Other charges	(1,480,664)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,503,212

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,356,499

NET ASSETS
Beginning of period	34,006,256
End of period	$43,362,755

Beginning units	3,691,696
Units issued	470,277
Units redeemed	(321,179)
Ending units	3,840,794

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(514,756)	$(566,605)	$(197,203)	$(59,382)	$(471,973)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	993,234	2,645,321	183,339	590,454
Net change in unrealized gain (loss) on investments	—	5,722,121	94,323	1,254,968	4,515,131
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(514,756)	6,148,750	2,542,441	1,378,925	4,633,612

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	116,071,648	6,230,521	5,944,972	3,395,668	1,519,858
Policy loans	(1,844,393)	(952,609)	(1,573,613)	(87,155)	(149,038)
Policy loan repayments and interest	494,134	450,748	683,661	13,059	20,512
Surrenders, withdrawals and death benefits	(5,647,924)	(3,999,373)	(4,549,138)	(261,250)	(238,153)
Net transfers between other subaccounts
or fixed rate option	746,203	10,174,377	(484,581)	3,800,863	(95,805,062)
Miscellaneous transactions	(9,577)	22,397	26,193	1,837	(69,185)
Other charges	(6,760,241)	(4,136,709)	(2,913,914)	(1,753,171)	(636,152)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	103,049,850	7,789,352	(2,866,420)	5,109,851	(95,357,220)

TOTAL INCREASE (DECREASE) IN NET ASSETS	102,535,094	13,938,102	(323,979)	6,488,776	(90,723,608)

NET ASSETS
Beginning of period	75,431,559	122,402,500	79,133,699	14,546,824	149,011,169
End of period	$177,966,653	$136,340,602	$78,809,720	$21,035,600	$58,287,561

Beginning units	46,684,805	37,795,375	32,782,842	1,907,163	29,180,648
Units issued	78,023,870	6,175,193	1,653,556	567,816	454,494
Units redeemed	(23,305,880)	(4,065,275)	(3,082,888)	(212,230)	(19,642,312)
Ending units	101,402,795	39,905,293	31,353,510	2,262,749	9,992,830

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(191,270)	$2,437,377	$(11,607)	$6,439,840	$(82,961)
Capital gains distributions received	—	—	—	21,580,662	—
Net realized gain (loss) on shares redeemed	2,629,022	(70,240)	(336,071)	6,706,265	2,138,005
Net change in unrealized gain (loss) on investments	4,639,759	3,405,971	2,611,294	13,714,588	(849,435)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,077,511	5,773,108	2,263,616	48,441,355	1,205,609

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,321,726	3,636,164	2,337,503	16,776,385	2,046,995
Policy loans	(1,287,292)	(657,265)	(92,351)	(3,789,033)	(593,751)
Policy loan repayments and interest	584,153	250,269	37,398	1,806,848	254,841
Surrenders, withdrawals and death benefits	(4,005,363)	(2,315,013)	(313,115)	(9,406,514)	(1,799,923)
Net transfers between other subaccounts
or fixed rate option	(5,032,094)	2,318,266	1,467,004	(3,296,743)	(3,809,876)
Miscellaneous transactions	(18,077)	(3,155)	(10,813)	(30,592)	15,386
Other charges	(2,485,892)	(2,006,682)	(853,841)	(11,202,789)	(884,193)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(6,922,839)	1,222,584	2,571,785	(9,142,438)	(4,770,521)

TOTAL INCREASE (DECREASE) IN NET ASSETS	154,672	6,995,692	4,835,401	39,298,917	(3,564,912)

NET ASSETS
Beginning of period	70,495,316	35,569,537	7,114,360	431,373,208	28,624,611
End of period	$70,649,988	$42,565,229	$11,949,761	$470,672,125	$25,059,699

Beginning units	8,495,714	14,496,924	1,382,344	143,288,970	14,963,152
Units issued	774,106	1,309,578	646,076	6,642,394	849,074
Units redeemed	(1,949,536)	(1,453,122)	(149,482)	(12,729,726)	(3,510,002)
Ending units	7,320,284	14,353,380	1,878,938	137,201,638	12,302,224

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(258,487)	$(247,913)	$(173,740)	$170,852	$(8,010)
Capital gains distributions received	—	—	—	1,307,085	150,234
Net realized gain (loss) on shares redeemed	264,236	3,236,209	1,656,222	(13,747)	15,032
Net change in unrealized gain (loss) on investments	558,775	(3,932,105)	6,664,650	(915,932)	(179,167)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	564,524	(943,809)	8,147,132	548,258	(21,911)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,376	6,702,099	1,077,509	65,118	114,349
Policy loans	(218,770)	(2,122,897)	(71,838)	(5,104)	—
Policy loan repayments and interest	147,854	826,912	32,522	57,944	1,971
Surrenders, withdrawals and death benefits	(133,687)	(3,327,908)	(168,336)	(38,232)	(18,690)
Net transfers between other subaccounts
or fixed rate option	2,299,037	3,512,775	361,146	(826,857)	(559,091)
Miscellaneous transactions	28,562	(2,564)	(19,118)	7,414	1,456
Other charges	(496,530)	(3,675,500)	(580,831)	(210,527)	(116,571)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,658,842	1,912,917	631,054	(950,244)	(576,576)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,223,366	969,108	8,778,186	(401,986)	(598,487)

NET ASSETS
Beginning of period	42,348,408	97,105,665	31,692,161	35,979,267	2,981,729
End of period	$44,571,774	$98,074,773	$40,470,347	$35,577,281	$2,383,242

Beginning units	10,646,804	42,538,178	4,238,867	24,567,166	2,261,210
Units issued	3,323,728	2,785,131	488,078	447,944	112,946
Units redeemed	(2,936,467)	(3,253,573)	(594,619)	(1,095,523)	(482,782)
Ending units	11,034,065	42,069,736	4,132,326	23,919,587	1,891,374

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Income & Growth Fund (Class I)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(17,300)	$60,308	$(20,329)	$26,112	$17,783
Capital gains distributions received	196,844	—	601,222	24,667	138,937
Net realized gain (loss) on shares redeemed	183,462	363,669	(381,697)	40,276	3,967
Net change in unrealized gain (loss) on investments	(315,127)	612,797	64,332	60,139	122,051
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	47,879	1,036,774	263,528	151,194	282,738

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	53,201	128,914	51,542	6,498	1,225
Policy loans	(13,522)	(408)	(15,561)	—	—
Policy loan repayments and interest	4,114	1,054	1,715	—	—
Surrenders, withdrawals and death benefits	(62,623)	(9,856)	(35,675)	(205,780)	(226,330)
Net transfers between other subaccounts
or fixed rate option	(285,864)	(1,289,218)	(2,432,886)	(17,965)	1,610,418
Miscellaneous transactions	862	1,470	902	(4,770)	(7,484)
Other charges	(110,615)	(169,262)	(90,678)	(27,478)	(13,634)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(414,447)	(1,337,306)	(2,520,641)	(249,495)	1,364,195

TOTAL INCREASE (DECREASE) IN NET ASSETS	(366,568)	(300,532)	(2,257,113)	(98,301)	1,646,933

NET ASSETS
Beginning of period	3,729,739	6,148,279	5,058,865	1,292,803	312,547
End of period	$3,363,171	$5,847,747	$2,801,752	$1,194,502	$1,959,480

Beginning units	2,290,714	2,133,074	3,426,800	698,208	118,453
Units issued	163,986	84,667	162,619	7,520	635,051
Units redeemed	(390,119)	(534,437)	(1,718,744)	(136,153)	(109,082)
Ending units	2,064,581	1,683,304	1,870,675	569,575	644,422

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	Invesco V.I. Managed Volatility Fund (Series I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,490)	$(152,887)	$(9,947)	$3,003	$1,506
Capital gains distributions received	121,356	—	—	8,583	2,699
Net realized gain (loss) on shares redeemed	116,853	3,466,929	201,479	(1,294)	(1,244)
Net change in unrealized gain (loss) on investments	(90,295)	12,378,960	4,133	54,178	5,771
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	144,424	15,693,002	195,665	64,470	8,732

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,425	4,666,114	2,407,744	6,831	5,487
Policy loans	(25,953)	(1,589,847)	(133,519)	—	—
Policy loan repayments and interest	2,235	710,139	45,123	—	—
Surrenders, withdrawals and death benefits	—	(2,768,954)	(312,021)	(15,535)	(3,516)
Net transfers between other subaccounts
or fixed rate option	(1,048,272)	(496,705)	(11,162)	—	—
Miscellaneous transactions	138	30,249	411	268	2
Other charges	(31,630)	(2,444,077)	(1,019,959)	(4,946)	(1,342)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,087,057)	(1,893,081)	976,617	(13,382)	631

TOTAL INCREASE (DECREASE) IN NET ASSETS	(942,633)	13,799,921	1,172,282	51,088	9,363

NET ASSETS
Beginning of period	2,739,217	62,890,744	9,093,499	293,061	82,317
End of period	$1,796,584	$76,690,665	$10,265,781	$344,149	$91,680

Beginning units	3,010,823	22,319,661	570,511	116,391	48,817
Units issued	231,886	1,312,702	142,413	2,718	3,241
Units redeemed	(1,552,570)	(2,657,302)	(67,070)	(7,947)	(2,809)
Ending units	1,690,139	20,975,061	645,854	111,162	49,249

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,816)	$2,464	$22,566	$(85)	$6,410
Capital gains distributions received	42,517	35,903	17,532	3,436	297,808
Net realized gain (loss) on shares redeemed	2,049	24,865	(13,783)	2,082	67,653
Net change in unrealized gain (loss) on investments	(31,011)	(11,721)	25,653	(4,695)	(374,803)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,739	51,511	51,968	738	(2,932)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,674	31,552	40,797	—	273,191
Policy loans	(170)	(143,655)	—	—	(138,564)
Policy loan repayments and interest	1,420	51,146	—	—	50,110
Surrenders, withdrawals and death benefits	—	(5,919)	(39,377)	—	(197,407)
Net transfers between other subaccounts
or fixed rate option	155,534	—	434,508	—	(114,771)
Miscellaneous transactions	190	(673)	56	—	1,647
Other charges	(15,435)	(11,340)	(28,497)	(5,986)	(134,968)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	154,213	(78,889)	407,487	(5,986)	(260,762)

TOTAL INCREASE (DECREASE) IN NET ASSETS	165,952	(27,378)	459,455	(5,248)	(263,694)

NET ASSETS
Beginning of period	797,328	393,044	867,559	46,140	4,928,011
End of period	$963,280	$365,666	$1,327,014	$40,892	$4,664,317

Beginning units	1,458,172	270,184	370,500	43,514	2,681,225
Units issued	347,926	54,405	423,442	—	158,708
Units redeemed	(27,812)	(99,916)	(249,633)	(5,660)	(302,717)
Ending units	1,778,286	224,673	544,309	37,854	2,537,216

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Prudential SP International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(176,330)	$232,500	$(37,188)	$(147)	$(168)
Capital gains distributions received	—	133,504	—	185,325	57,149
Net realized gain (loss) on shares redeemed	1,637,295	(288,396)	70,784	(14,316)	(110,026)
Net change in unrealized gain (loss) on investments	1,732,872	(413,686)	(833,601)	(246,329)	230,945
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,193,837	(336,078)	(800,005)	(75,467)	177,900

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,868,246	868,414	2,434,141	110,284	73,006
Policy loans	(1,752,650)	(61,732)	(364,874)	(685)	—
Policy loan repayments and interest	752,315	19,208	250,879	45,221	30,010
Surrenders, withdrawals and death benefits	(3,319,695)	(194,939)	(922,202)	(158,956)	(121,167)
Net transfers between other subaccounts
or fixed rate option	(233,728)	16,759	(587,627)	302,610	(890,502)
Miscellaneous transactions	(3,175)	557	(3,517)	(3,599)	(3,237)
Other charges	(3,266,030)	(314,220)	(867,079)	(102,026)	(46,983)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(954,717)	334,047	(60,279)	192,849	(958,873)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,239,120	(2,031)	(860,284)	117,382	(780,973)

NET ASSETS
Beginning of period	78,819,798	4,998,536	21,916,878	3,192,866	2,283,304
End of period	$81,058,918	$4,996,505	$21,056,594	$3,310,248	$1,502,331

Beginning units	26,777,694	1,408,687	10,892,425	111,234	77,394
Units issued	1,096,207	161,700	818,727	35,316	18,260
Units redeemed	(1,736,544)	(276,474)	(928,369)	(23,543)	(47,885)
Ending units	26,137,357	1,293,913	10,782,783	123,007	47,769

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$20,439	$47,757	$19	$2	$(1)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(17,199)	(38,371)	(5)	—	163
Net change in unrealized gain (loss) on investments	(5,621)	213,182	(5)	91	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,381)	222,568	9	93	162

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	64,501	86,210	216	75	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	11,257	37,574	—	—	—
Surrenders, withdrawals and death benefits	(40,132)	(116,473)	—	—	—
Net transfers between other subaccounts
or fixed rate option	283,644	(150,619)	—	—	(124)
Miscellaneous transactions	(1,478)	(3,659)	—	—	(38)
Other charges	(56,123)	(70,230)	(38)	(17)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	261,669	(217,197)	178	58	(162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	259,288	5,371	187	151	—

NET ASSETS
Beginning of period	1,477,904	2,677,834	1,849	483	—
End of period	$1,737,192	$2,683,205	$2,036	$634	$—

Beginning units	87,925	110,347	618	223	—
Units issued	28,477	21,247	71	33	321,166
Units redeemed	(7,630)	(24,476)	(11)	(8)	(321,166)
Ending units	108,772	107,118	678	248	—

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(8)	$(432)	$(7)	$6	$244
Capital gains distributions received	45	9,114	26	—	—
Net realized gain (loss) on shares redeemed	12	50,062	(32)	(2,825)	(3,000)
Net change in unrealized gain (loss) on investments	(650)	(622)	110	3,017	3,040
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(601)	58,122	97	198	284

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	1,130	—	—	705
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	304,325	—	(4,876)	(19,313)
Miscellaneous transactions	—	(906)	—	—	—
Other charges	(298)	(985)	(306)	(154)	(698)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(223)	303,564	(306)	(5,030)	(19,306)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(824)	361,686	(209)	(4,832)	(19,022)

NET ASSETS
Beginning of period	3,901	295,834	2,820	5,573	29,030
End of period	$3,077	$657,520	$2,611	$741	$10,008

Beginning units	634	98,053	1,005	2,249	16,350
Units issued	14	4,285,378	—	—	395
Units redeemed	(55)	(4,199,218)	(109)	(2,008)	(11,504)
Ending units	593	184,213	896	241	5,241
The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$9	$(8)	$(13)	$(4)	$(1)
Capital gains distributions received	—	—	—	81	24
Net realized gain (loss) on shares redeemed	68	48	(1,426)	(1)	—
Net change in unrealized gain (loss) on investments	1,251	(192)	736	102	292
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,328	(152)	(703)	178	315

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,206	74	286	150	152
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	(6,867)	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(731)	(324)	(266)	(46)	(45)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	475	(250)	(6,847)	104	107

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,803	(402)	(7,550)	282	422

NET ASSETS
Beginning of period	8,573	3,656	12,105	1,340	1,255
End of period	$10,376	$3,254	$4,555	$1,622	$1,677

Beginning units	6,520	1,236	5,978	457	444
Units issued	902	27	152	50	49
Units redeemed	(562)	(113)	(3,884)	(15)	(15)
Ending units	6,860	1,150	2,246	492	478

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(4,386)	$(88)	$5	$(5)	$183
Capital gains distributions received	—	816	47	—	—
Net realized gain (loss) on shares redeemed	—	8,463	1	(9,325)	846
Net change in unrealized gain (loss) on investments	—	(13,935)	(83)	11,684	(724)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,386)	(4,744)	(30)	2,354	305

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,949	357	75	—	1,130
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(291,722)	(90,788)	—	(6,318)	(28,640)
Miscellaneous transactions	(1,103)	—	—	—	—
Other charges	(35,792)	(3,275)	(25)	(207)	(1,638)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(320,668)	(93,706)	50	(6,525)	(29,148)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(325,054)	(98,450)	20	(4,171)	(28,843)

NET ASSETS
Beginning of period	1,446,808	118,504	759	4,996	41,225
End of period	$1,121,754	$20,054	$779	$825	$12,382

Beginning units	1,355,399	31,265	376	7,889	15,736
Units issued	25,102,775	86	39	—	406
Units redeemed	(25,404,280)	(26,312)	(13)	(7,051)	(11,661)
Ending units	1,053,894	5,039	402	838	4,481

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1)	$—	$(55)	$(27)	$(2)
Capital gains distributions received	—	—	—	649	—
Net realized gain (loss) on shares redeemed	11	152	1,968	(6)	3
Net change in unrealized gain (loss) on investments	—	—	(3,555)	1,502	89
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10	152	(1,642)	2,118	90

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	882	75
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(11)	(152)	(71,723)	—	—
Miscellaneous transactions	1	—	—	—	—
Other charges	—	—	(2,290)	(163)	(24)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(10)	(152)	(74,013)	719	51

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	(75,655)	2,837	141

NET ASSETS
Beginning of period	—	—	86,575	10,072	695
End of period	$—	$—	$10,920	$12,909	$836

Beginning units	—	—	32,471	3,136	247
Units issued	454,699	140,637	—	265	27
Units redeemed	(454,699)	(140,637)	(29,040)	(50)	(8)
Ending units	—	—	3,431	3,351	266

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$117	$(27)	$(101)	$(245)	$(49)
Capital gains distributions received	—	—	—	1,638	—
Net realized gain (loss) on shares redeemed	96	2,534	15,419	47,413	4,201
Net change in unrealized gain (loss) on investments	1,386	(1,547)	203	(756)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,599	960	15,521	48,050	4,152

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,206	705	—	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(1,064)	64,743	155,779	35,568
Miscellaneous transactions	—	—	156	(2,778)	487
Other charges	(732)	(158)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	474	(517)	64,899	153,001	36,055

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,073	443	80,420	201,051	40,207

NET ASSETS
Beginning of period	7,531	9,015	71,271	178,178	35,634
End of period	$9,604	$9,458	$151,691	$379,229	$75,841

Beginning units	4,438	4,380	15,340	22,878	10,322
Units issued	607	74,621	663,076	1,073,572	447,627
Units redeemed	(382)	(74,379)	(654,682)	(1,051,511)	(442,172)
Ending units	4,663	4,622	23,734	44,939	15,777

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(59)	$10	$(80,396)	$(9,412)	$(12,731)
Capital gains distributions received	370	20	—	—	—
Net realized gain (loss) on shares redeemed	7,905	3	1,008,763	252,566	85,141
Net change in unrealized gain (loss) on investments	(7,627)	59	299,034	172,135	213,109
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	589	92	1,227,401	415,289	285,519

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	749	75	4,272,610	1,651,944	1,634,752
Policy loans	—	—	(624,155)	(171,206)	(310,210)
Policy loan repayments and interest	—	—	408,027	87,895	82,230
Surrenders, withdrawals and death benefits	—	—	(1,345,323)	(261,597)	(246,851)
Net transfers between other subaccounts
or fixed rate option	(38,819)	—	3,204,188	184,464	213,788
Miscellaneous transactions	—	—	(11,990)	968	(344)
Other charges	(1,682)	(22)	(2,170,776)	(698,199)	(777,705)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(39,752)	53	3,732,581	794,269	595,660

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,163)	145	4,959,982	1,209,558	881,179

NET ASSETS
Beginning of period	56,984	603	36,512,029	8,792,022	7,526,626
End of period	$17,821	$748	$41,472,011	$10,001,580	$8,407,805

Beginning units	25,512	204	1,763,602	388,298	455,820
Units issued	310	24	437,843	73,567	77,655
Units redeemed	(18,528)	(7)	(152,492)	(39,956)	(42,291)
Ending units	7,294	221	2,048,953	421,909	491,184

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(6,102)	$(7,648)	$(8,742)	$(60,616)	$(28,704)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	49,930	144,259	97,973	653,337	1,246,199
Net change in unrealized gain (loss) on investments	339,323	1,964,028	39,852	5,038,653	(468,591)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	383,151	2,100,639	129,083	5,631,374	748,904

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,032,627	1,145,702	1,748,709	3,111,036	1,890,491
Policy loans	(114,942)	(171,365)	(149,966)	(684,046)	(322,396)
Policy loan repayments and interest	21,354	98,214	74,373	377,005	116,167
Surrenders, withdrawals and death benefits	(262,843)	(234,296)	(384,032)	(1,261,781)	(692,205)
Net transfers between other subaccounts
or fixed rate option	197,962	134,544	1,360,034	1,257,691	(1,119,201)
Miscellaneous transactions	593	(2,268)	252	(5,754)	(5,891)
Other charges	(349,537)	(487,387)	(736,017)	(1,517,393)	(689,372)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	525,214	483,144	1,913,353	1,276,758	(822,407)

TOTAL INCREASE (DECREASE) IN NET ASSETS	908,365	2,583,783	2,042,436	6,908,132	(73,503)

NET ASSETS
Beginning of period	5,723,369	6,887,569	6,772,593	27,745,465	16,573,318
End of period	$6,631,734	$9,471,352	$8,815,029	$34,653,597	$16,499,815

Beginning units	364,507	334,365	307,939	2,083,726	869,853
Units issued	70,466	46,413	169,174	334,978	194,947
Units redeemed	(26,468)	(22,866)	(26,413)	(213,337)	(219,433)
Ending units	408,505	357,912	450,700	2,205,367	845,367

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(6,854)	$(45,065)	$(5,511)	$(12,597)	$(12,173)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,886	664,284	978	(99,645)	80,115
Net change in unrealized gain (loss) on investments	60,211	1,782,698	69,416	2,838,514	536,611
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	120,243	2,401,917	64,883	2,726,272	604,553

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,378,061	2,222,704	755,374	2,524,435	1,777,056
Policy loans	(56,673)	(447,324)	(39,026)	(282,056)	(91,343)
Policy loan repayments and interest	14,331	242,858	16,042	120,966	14,618
Surrenders, withdrawals and death benefits	(171,813)	(749,883)	(114,045)	(525,550)	(215,182)
Net transfers between other subaccounts
or fixed rate option	1,688,245	234,324	2,215,202	195,114	2,137,439
Miscellaneous transactions	1,369	(900)	(65)	(2,603)	(620)
Other charges	(581,768)	(1,038,594)	(337,513)	(870,340)	(679,176)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	2,271,752	463,185	2,495,969	1,159,966	2,942,792

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,391,995	2,865,102	2,560,852	3,886,238	3,547,345

NET ASSETS
Beginning of period	4,198,768	20,209,902	2,877,035	10,616,542	6,754,199
End of period	$6,590,763	$23,075,004	$5,437,887	$14,502,780	$10,301,544

Beginning units	206,953	1,049,892	222,613	879,890	404,892
Units issued	200,983	123,456	237,460	137,325	292,481
Units redeemed	(22,183)	(101,909)	(35,822)	(51,690)	(43,137)
Ending units	385,753	1,071,439	424,251	965,525	654,236

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(7,749)	$(4,018)	$1,613	$82,136	$16,060
Capital gains distributions received	—	—	14,986	199,834	288,871
Net realized gain (loss) on shares redeemed	23,364	(11,620)	2,464	61,093	(30,314)
Net change in unrealized gain (loss) on investments	142,953	177,988	19,940	707,151	104,471
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	158,568	162,350	39,003	1,050,214	379,088

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,361,361	640,815	107,227	866,403	703,290
Policy loans	(150,146)	(35,880)	(10,898)	(39,203)	(27,268)
Policy loan repayments and interest	89,932	25,855	8,091	11,837	14,429
Surrenders, withdrawals and death benefits	(358,855)	(65,587)	(10,244)	(116,214)	(65,183)
Net transfers between other subaccounts
or fixed rate option	666,880	498,436	48,621	1,181,893	2,033,616
Miscellaneous transactions	(357)	912	(129)	(1,973)	(741)
Other charges	(466,308)	(248,631)	(51,690)	(420,156)	(334,612)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,142,507	815,920	90,978	1,482,587	2,323,531

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,301,075	978,270	129,981	2,532,801	2,702,619

NET ASSETS
Beginning of period	6,497,421	2,861,347	328,381	4,147,032	2,310,650
End of period	$7,798,496	$3,839,617	$458,362	$6,679,833	$5,013,269

Beginning units	474,021	221,534	20,187	202,721	140,207
Units issued	160,692	97,585	10,427	98,452	197,740
Units redeemed	(44,814)	(19,913)	(3,106)	(35,202)	(26,471)
Ending units	589,899	299,206	27,508	265,971	311,476

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$5,389	$6,652	$231,513	$(122,576)	$(37,208)
Capital gains distributions received	59,616	68,172	140,456	—	—
Net realized gain (loss) on shares redeemed	(6,253)	3,126	(34,980)	348,919	52,700
Net change in unrealized gain (loss) on investments	12,383	106,965	261,149	1,756,926	1,066,476
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,135	184,915	598,138	1,983,269	1,081,968

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	238,467	308,170	1,909,243	4,029,690	2,861,474
Policy loans	(7,907)	(32,963)	(94,752)	(711,124)	(133,761)
Policy loan repayments and interest	8,998	5,114	30,526	848,376	6,689
Surrenders, withdrawals and death benefits	(14,141)	(18,967)	(412,177)	(1,971,816)	(154,470)
Net transfers between other subaccounts
or fixed rate option	91,257	418,993	948,372	1,687,008	2,343,401
Miscellaneous transactions	35	(528)	(748)	(3,517)	80
Other charges	(107,396)	(122,482)	(776,798)	(2,464,358)	(1,609,075)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	209,313	557,337	1,603,666	1,414,259	3,314,338

TOTAL INCREASE (DECREASE) IN NET ASSETS	280,448	742,252	2,201,804	3,397,528	4,396,306

NET ASSETS
Beginning of period	526,381	807,789	4,854,102	50,786,881	12,738,290
End of period	$806,829	$1,550,041	$7,055,906	$54,184,409	$17,134,596

Beginning units	32,506	46,773	363,544	4,261,015	652,058
Units issued	25,144	59,161	185,332	532,312	195,987
Units redeemed	(6,117)	(9,016)	(43,060)	(413,994)	(30,426)
Ending units	51,533	96,918	505,816	4,379,333	817,619

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(97,511)	$(226,477)	$(59,066)	$(11,021)	$(33,866)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,468,258	1,696,275	428,106	17,979	86,585
Net change in unrealized gain (loss) on investments	2,494,865	6,062,450	837,156	164,118	1,291,834
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,865,612	7,532,248	1,206,196	171,076	1,344,553

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,227,252	17,108,952	3,088,953	1,106,538	3,468,753
Policy loans	(1,261,746)	(1,912,232)	(586,776)	(31,096)	(113,897)
Policy loan repayments and interest	366,966	740,910	260,753	3,636	10,063
Surrenders, withdrawals and death benefits	(2,358,636)	(4,638,638)	(1,230,744)	(54,607)	(379,984)
Net transfers between other subaccounts
or fixed rate option	(2,434,638)	4,219,589	10,709,330	390,270	2,456,796
Miscellaneous transactions	12,013	(6,064)	585	(327)	(303)
Other charges	(2,849,899)	(8,644,896)	(1,644,269)	(516,441)	(1,745,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,298,688)	6,867,621	10,597,832	897,973	3,695,698

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,566,924	14,399,869	11,804,028	1,069,049	5,040,251

NET ASSETS
Beginning of period	62,131,631	118,230,257	23,814,562	3,909,392	11,305,937
End of period	$64,698,555	$132,630,126	$35,618,590	$4,978,441	$16,346,188

Beginning units	3,955,099	7,510,323	1,687,480	213,669	577,535
Units issued	291,357	913,317	946,413	60,186	225,230
Units redeemed	(367,645)	(482,857)	(237,459)	(12,203)	(42,416)
Ending units	3,878,811	7,940,783	2,396,434	261,652	760,349

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(14,546)	$(20,672)	$(7,261)	$(300,032)	$28,141
Capital gains distributions received	—	—	—	—	31,494
Net realized gain (loss) on shares redeemed	43,002	21,531	15,528	1,431,749	(611)
Net change in unrealized gain (loss) on investments	365,879	567,110	127,775	9,432,106	308,735
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	394,335	567,969	136,042	10,563,823	367,759

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,486,637	1,906,472	671,776	21,035,734	1,101,804
Policy loans	(119,292)	(179,414)	(23,791)	(3,573,517)	(20,341)
Policy loan repayments and interest	19,819	37,504	1,134	1,896,494	1,798
Surrenders, withdrawals and death benefits	(137,486)	(180,904)	(29,578)	(6,614,038)	(69,641)
Net transfers between other subaccounts
or fixed rate option	584,733	275,224	315,826	(1,626,977)	431,538
Miscellaneous transactions	(344)	(1,905)	(6)	3,068	(133)
Other charges	(755,988)	(942,373)	(350,645)	(8,638,867)	(523,619)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,078,079	914,604	584,716	2,481,897	921,406

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,472,414	1,482,573	720,758	13,045,720	1,289,165

NET ASSETS
Beginning of period	5,050,156	7,906,754	2,520,552	155,516,741	2,196,470
End of period	$6,522,570	$9,389,327	$3,241,310	$168,562,461	$3,485,635

Beginning units	251,026	397,365	146,831	13,409,609	148,878
Units issued	71,440	72,395	44,789	1,166,601	95,002
Units redeemed	(19,003)	(26,899)	(11,024)	(961,717)	(20,761)
Ending units	303,463	442,861	180,596	13,614,493	223,119

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$24,956	$1,589	$41,444	$38,434	$28,605
Capital gains distributions received	21,316	—	79,867	42,762	—
Net realized gain (loss) on shares redeemed	38,044	36,127	1,262	(26,185)	(4,450)
Net change in unrealized gain (loss) on investments	157,910	26,311	274,691	366,142	129,044
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	242,226	64,027	397,264	421,153	153,199

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	858,996	106,713	1,252,836	969,344	694,851
Policy loans	(13,664)	(9,439)	(3,774)	(40,658)	(3,806)
Policy loan repayments and interest	538	1,831	5,292	431,212	4,127
Surrenders, withdrawals and death benefits	(47,307)	(14)	(155,875)	(197,397)	(13,776)
Net transfers between other subaccounts
or fixed rate option	1,148,612	406,198	1,147,390	4,096,808	314,419
Miscellaneous transactions	3,042	50	(358)	875	1,405
Other charges	(325,585)	(62,508)	(604,637)	(472,980)	(405,393)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,624,632	442,831	1,640,874	4,787,204	591,827

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,866,858	506,858	2,038,138	5,208,357	745,026

NET ASSETS
Beginning of period	1,481,807	242,628	2,469,158	2,962,557	2,202,605
End of period	$3,348,665	$749,486	$4,507,296	$8,170,914	$2,947,631

Beginning units	125,560	22,551	165,895	252,903	193,891
Units issued	274,117	104,977	172,794	412,416	80,022
Units redeemed	(110,766)	(57,429)	(35,823)	(61,161)	(29,190)
Ending units	288,911	70,099	302,866	604,158	244,723
The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$64,213	$46,149	$32,096	$168,826	$80,840
Capital gains distributions received	—	—	314,908	1,225,547	347,748
Net realized gain (loss) on shares redeemed	(252,469)	(15,003)	(15,099)	(47,425)	(34,321)
Net change in unrealized gain (loss) on investments	571,726	179,920	119,621	20,399	(297,997)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	383,470	211,066	451,526	1,367,347	96,270

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,237,944	910,265	1,186,339	2,256,411	638,807
Policy loans	(9,822)	(5,180)	(10,126)	(16,380)	(405)
Policy loan repayments and interest	469,636	1,103	1,337	43,671	232
Surrenders, withdrawals and death benefits	(76,622)	(17,778)	(76,490)	(69,570)	(6,865)
Net transfers between other subaccounts
or fixed rate option	(3,452,368)	284,630	3,834,498	6,122,578	5,835,321
Miscellaneous transactions	(279)	(54)	653	(4,786)	(7,765)
Other charges	(773,638)	(511,754)	(581,115)	(1,170,784)	(296,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(2,605,149)	661,232	4,355,096	7,161,140	6,162,837

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,221,679)	872,298	4,806,622	8,528,487	6,259,107

NET ASSETS
Beginning of period	7,274,744	2,992,272	1,918,404	7,865,602	1,377,030
End of period	$5,053,065	$3,864,570	$6,725,026	$16,394,089	$7,636,137

Beginning units	647,675	258,747	170,400	706,739	148,067
Units issued	131,417	83,625	422,770	668,746	795,326
Units redeemed	(359,797)	(27,044)	(18,839)	(50,243)	(118,684)
Ending units	419,295	315,328	574,331	1,325,242	824,709

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$27,959	$8,082	$83,217	$34,963	$15,151
Capital gains distributions received	210,010	139,165	—	159,816	32,322
Net realized gain (loss) on shares redeemed	(12,147)	(6,724)	(5,279)	(6,014)	(3,159)
Net change in unrealized gain (loss) on investments	171,757	310,748	199,540	108,796	59,231
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	397,579	451,271	277,478	297,561	103,545

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,301,057	1,035,326	494,132	305,981	214,164
Policy loans	(17,586)	(28,664)	(9,202)	(1,209)	(83)
Policy loan repayments and interest	2,068	8,107	7,040	233	70
Surrenders, withdrawals and death benefits	(29,274)	(11,735)	(14,291)	(10,932)	(5,713)
Net transfers between other subaccounts
or fixed rate option	2,555,006	1,793,242	1,268,801	716,382	351,438
Miscellaneous transactions	(277)	178	123	397	26
Other charges	(515,533)	(429,261)	(237,170)	(172,806)	(117,974)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	3,295,461	2,367,193	1,509,433	838,046	441,928

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,693,040	2,818,464	1,786,911	1,135,607	545,473

NET ASSETS
Beginning of period	2,352,833	2,043,271	1,112,119	1,331,733	579,193
End of period	$6,045,873	$4,861,735	$2,899,030	$2,467,340	$1,124,666

Beginning units	216,533	196,607	114,472	139,444	63,107
Units issued	337,908	247,733	167,304	94,201	55,503
Units redeemed	(19,902)	(14,076)	(12,261)	(8,470)	(5,561)
Ending units	534,539	430,264	269,515	225,175	113,049

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	Hartford Growth Opportunities HLS Fund (Class IB)	MFS Total Return Bond Series (Initial Class)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$5,958	$4,454	$44,719	$1,016	$94,811
Capital gains distributions received	64,214	87,922	258,144	273,027	—
Net realized gain (loss) on shares redeemed	(6,780)	(9,166)	(15,143)	(49,198)	724
Net change in unrealized gain (loss) on investments	(25,843)	(44,374)	18,788	(218,733)	(52,624)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,549	38,836	306,508	6,112	42,911

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	240,746	164,181	518,773	557,889	611,787
Policy loans	(620)	(9,644)	(21,906)	(22,183)	(3,985)
Policy loan repayments and interest	194	3,077	3,274	6,898	2,825
Surrenders, withdrawals and death benefits	(4,801)	(6,617)	(8,951)	(20,603)	(20,494)
Net transfers between other subaccounts
or fixed rate option	39,643	233,288	629,072	176,008	2,651,001
Miscellaneous transactions	(55)	(276)	(8)	(111)	535
Other charges	(85,931)	(65,375)	(205,796)	(238,535)	(325,608)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	189,176	318,634	914,458	459,363	2,916,061

TOTAL INCREASE (DECREASE) IN NET ASSETS	226,725	357,470	1,220,966	465,475	2,958,972

NET ASSETS
Beginning of period	542,167	471,873	1,528,720	1,510,095	1,298,371
End of period	$768,892	$829,343	$2,749,686	$1,975,570	$4,257,343

Beginning units	46,216	34,868	126,084	111,256	129,379
Units issued	19,522	28,433	82,309	61,996	312,062
Units redeemed	(3,397)	(5,149)	(10,274)	(26,421)	(30,402)
Ending units	62,341	58,152	198,119	146,831	411,039

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	MFS Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity VIP Index 500 Portfolio (Service Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	AST Small-Cap Growth Opportunities Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$73,895	$55,577	$152,089	$81,527	$(5,465)
Capital gains distributions received	314,159	575,449	7,917	280,303	—
Net realized gain (loss) on shares redeemed	13,415	(24,989)	34,904	(11,298)	82,883
Net change in unrealized gain (loss) on investments	113,203	607,795	862,153	269,872	393,994
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	514,672	1,213,832	1,057,063	620,404	471,412

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	590,788	1,161,597	1,697,210	649,263	1,106,389
Policy loans	(13,130)	(14,858)	(3,069)	(12,634)	(106,522)
Policy loan repayments and interest	3,937	29,687	2,787	23,413	42,135
Surrenders, withdrawals and death benefits	(26,428)	(73,404)	(50,135)	(32,901)	(193,707)
Net transfers between other subaccounts
or fixed rate option	1,637,743	1,809,357	4,687,477	3,439,627	91,688
Miscellaneous transactions	(521)	(200)	106,866	162	161
Other charges	(332,947)	(547,555)	(1,126,205)	(389,431)	(435,970)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,859,442	2,364,624	5,314,931	3,677,499	504,174

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,374,114	3,578,456	6,371,994	4,297,903	975,586

NET ASSETS
Beginning of period	2,747,485	4,344,143	7,458,652	2,843,068	5,370,055
End of period	$5,121,599	$7,922,599	$13,830,646	$7,140,971	$6,345,641

Beginning units	264,474	417,376	670,023	264,936	254,408
Units issued	203,199	251,734	945,865	325,665	45,128
Units redeemed	(35,698)	(31,586)	(499,637)	(28,590)	(20,119)
Ending units	431,975	637,524	1,116,251	562,011	279,417

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

SUBACCOUNTS
AST International Value Portfolio
1/1/2016
to
12/31/2016

OPERATIONS
Net investment income (loss)	$(69,188)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(307,104)
Net change in unrealized gain (loss) on investments	557,100
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	180,808

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,481,163
Policy loans	(1,164,143)
Policy loan repayments and interest	749,674
Surrenders, withdrawals and death benefits	(1,301,902)
Net transfers between other subaccounts
or fixed rate option	507,675
Miscellaneous transactions	(4,769)
Other charges	(1,293,555)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	974,143

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,154,951

NET ASSETS
Beginning of period	32,851,305
End of period	$34,006,256

Beginning units	3,579,668
Units issued	439,057
Units redeemed	(327,029)
Ending units	3,691,696

The accompanying notes are an integral part of these financial statements.
A77

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2017

Note 1:	General

Pruco Life Variable Universal Account (the “Account”) was established under the laws of the State of Arizona on April 17, 1989 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable universal life insurance contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

MPremier VUL (“MPVUL”)	Pruselect I ("CVUL 1")
M Premier VUL Protector (“MPVULP”)	Pruselect II ("CVUL 2")
PruLife Advisor Select ("VULPAS")	Pruselect III ("PS3")
PruLife Custom Premier (Base, 2014, 2015) (“PCP”)	Survivorship Variable Universal Life (“SVUL2”)
PruLife Custom Premier II ("PCP2")	Variable Universal Life Protector (Base, 2014, 2015) (“VULP”)
PruLife SVUL Protector ("SVULP")

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	Janus Henderson VIT Balanced Portfolio (Service Shares)
Prudential Diversified Bond Portfolio	(formerly Janus Aspen Balanced Portfolio)
Prudential Equity Portfolio (Class I)	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service
Prudential Flexible Managed Portfolio	Shares)
Prudential Conservative Balanced Portfolio	Janus Henderson VIT Research Portfolio (Service Shares)
Prudential Value Portfolio (Class I)	(formerly Janus Aspen Janus Portfolio)
Prudential High Yield Bond Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Natural Resources Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)
Prudential Stock Index Portfolio	(formerly Janus Aspen Overseas Portfolio)
Prudential Global Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential Government Income Portfolio	M Large Cap Growth Fund
Prudential Jennison Portfolio (Class I)	M Capital Appreciation Fund
Prudential Small Capitalization Stock Portfolio	M International Equity Fund
T. Rowe Price International Stock Portfolio	M Large Cap Value Fund
Janus Henderson VIT Research Portfolio (Institutional Shares)	ProFund VP Asia 30
(formerly Janus Aspen Janus Portfolio)	ProFund VP Basic Materials
MFS Growth Series (Initial Class)	ProFund VP Bear*
American Century VP Value Fund (Class I)	ProFund VP Biotechnology
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	ProFund VP UltraBull
American Century VP Income & Growth Fund (Class I)	ProFund VP Consumer Services
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial	ProFund VP Oil & Gas
Shares)	ProFund VP Europe 30
Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	ProFund VP Financials
Prudential SP Small Cap Value Portfolio (Class I)	ProFund VP Health Care
Prudential Jennison 20/20 Focus Portfolio (Class I)	ProFund VP Japan
Goldman Sachs VIT Small Cap Equity Insights Fund	ProFund VP Mid-Cap Growth
(Institutional Class)	ProFund VP Mid-Cap Value
Invesco V.I. Managed Volatility Fund (Series I)	ProFund VP Government Money Market
Invesco V.I. Technology Fund (Series I)	ProFund VP NASDAQ-100
Janus Henderson VIT Enterprise Portfolio (Service Shares)	ProFund VP Pharmaceuticals
(formerly Janus Aspen Enterprise Portfolio)	ProFund VP Precious Metals

A78

Note 1:	General (continued)

ProFund VP Real Estate	AST Preservation Asset Allocation Portfolio
ProFund VP Short NASDAQ-100 **	AST FI Pyramis Quantitative Portfolio
ProFund VP Short Small-Cap**	AST Prudential Growth Allocation Portfolio
ProFund VP Small-Cap	AST Advanced Strategies Portfolio
ProFund VP Small-Cap Growth	AST Schroders Global Tactical Portfolio***
ProFund VP Technology	AST RCM World Trends Portfolio
ProFund VP Telecommunications	AST BlackRock Global Strategies Portfolio
ProFund VP U.S. Government Plus	TOPS Aggressive Growth ETF Portfolio (Class 2)
ProFund VP UltraMid-Cap	TOPS Balanced ETF Portfolio (Class 2)
ProFund VP UltraNASDAQ-100	TOPS Conservative ETF Portfolio (Class 2)
ProFund VP UltraSmall-Cap	TOPS Growth ETF Portfolio (Class 2)
ProFund VP Bull	TOPS Moderate Growth ETF Portfolio (Class 2)
ProFund VP Utilities	TOPS Managed Risk Balanced ETF Portfolio (Class 2)
AST T. Rowe Price Large-Cap Growth Portfolio (formerly AST	TOPS Managed Risk Growth ETF Portfolio (Class 2)
Value Equity Portfolio)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
AST Cohen & Steers Realty Portfolio	American Funds IS Growth Fund (Class 2)
AST J.P. Morgan Strategic Opportunities Portfolio	American Funds IS Growth-Income Fund (Class 2)
AST T. Rowe Price Large-Cap Value Portfolio	American Funds IS International Fund (Class 2)
AST Small-Cap Value Portfolio	Fidelity VIP Contrafund Portfolio (Service Class 2)
AST Goldman Sachs Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio (Service Class 2)
AST Hotchkis & Wiley Large-Cap Value Portfolio	Franklin Income VIP Fund (Class 2)
AST Loomis Sayles Large-Cap Growth Portfolio	Franklin Mutual Shares VIP Fund (Class 2)
AST MFS Growth Portfolio	Templeton Growth VIP Fund (Class 2)
AST Small-Cap Growth Portfolio	Hartford Capital Appreciation HLS Fund (Class IB)
AST BlackRock Low Duration Bond Portfolio	Hartford Disciplined Equity HLS Fund (Class IB)
AST T. Rowe Price Natural Resources Portfolio	Hartford Dividend and Growth HLS Fund (Class IB)
AST MFS Global Equity Portfolio	Hartford Growth Opportunities HLS Fund (Class IB)
AST J.P. Morgan International Equity Portfolio	MFS Total Return Bond Series (Initial Class)
AST Templeton Global Bond Portfolio	MFS Value Series (Initial Class)
Neuberger Berman Advisers Management Trust Socially	Invesco V.I. Growth and Income Fund (Series I)
Responsive Portfolio (Class S)	Fidelity VIP Index 500 Portfolio (Service Class 2)
American Century VP Mid Cap Value Fund (Class I)	American Funds IS Blue Chip Income and Growth Fund
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio****	(Class 2)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service	AST Small-Cap Growth Opportunities Portfolio
Shares) (formerly The Dreyfus Socially Responsible Growth	AST International Value Portfolio
Fund, Inc.)	ProFund VP Banks**
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service	ProFund VP Rising Rates Opportunity**
Shares)	ProFund VP Industrials**
MFS Utilities Series (Initial Class)	ProFund VP Consumer Goods**
AST BlackRock/Loomis Sayles Bond Portfolio	ProFund VP Internet**
AST T. Rowe Price Asset Allocation Portfolio	ProFund VP Semiconductor**
AST Wellington Management Hedged Equity Portfolio	ProFund VP Small-Cap Value**
AST Balanced Asset Allocation Portfolio
___________

*	Subaccount was available for investment but had no assets as of December 31, 2017.

**	Subaccount was available for investment but had no assets as of December 31, 2017, and no activity during 2017.

***	Subaccount was no longer available for investment as of December 31, 2017.

****	Subaccount liquidated on May 19, 2017.

The following table sets forth the date at which a merger took place in the Account. The transfer from the removed subaccount to the surviving subaccount for the period ended December 31, 2017 is reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 28, 2017	AST Schroders Global Tactical Portfolio	AST Prudential Growth Allocation Portfolio

The Portfolios are open-end management investment companies, and each Portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

A79

Note 1:	General (continued)

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Certain prior period contract owner transaction amounts in the Statements of Changes in Net Assets have been reclassified to conform to the current period's presentation.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions—Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of investments sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one significant unobservable input for the investment.

As of December 31, 2017, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2017, there were no transfers between fair value levels.

A80

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2017 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$183,462,627	$180,827,151
Prudential Diversified Bond Portfolio	16,901,478	11,421,430
Prudential Equity Portfolio (Class I)	5,667,168	5,885,122
Prudential Flexible Managed Portfolio	8,681,221	2,779,617
Prudential Conservative Balanced Portfolio	13,229,275	25,110,065
Prudential Value Portfolio (Class I)	3,769,134	4,365,515
Prudential High Yield Bond Portfolio	8,248,699	4,046,253
Prudential Natural Resources Portfolio (Class I)	2,211,896	1,241,532
Prudential Stock Index Portfolio	34,612,708	28,503,663
Prudential Global Portfolio	2,461,465	1,841,889
Prudential Government Income Portfolio	43,975,691	17,824,044
Prudential Jennison Portfolio (Class I)	7,962,267	8,499,319
Prudential Small Capitalization Stock Portfolio	2,321,460	3,940,120
T. Rowe Price International Stock Portfolio	1,286,940	3,534,410
Janus Henderson VIT Research Portfolio (Institutional Shares)	155,386	367,536
MFS Growth Series (Initial Class)	1,113,625	991,685
American Century VP Value Fund (Class I)	860,142	1,175,752
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	51,774	1,094,468
American Century VP Income & Growth Fund (Class I)	348,926	828,362
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares)	2,379,743	935,067
Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	96,692	1,428,435
Prudential SP Small Cap Value Portfolio (Class I)	7,739,987	6,438,994
Prudential Jennison 20/20 Focus Portfolio (Class I)	1,649,471	1,107,554
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	92,754	89,331
Invesco V.I. Managed Volatility Fund (Series I)	4,682	1,409
Invesco V.I. Technology Fund (Series I)	15,004	240,142
Janus Henderson VIT Enterprise Portfolio (Service Shares)	549,159	276,471
Janus Henderson VIT Balanced Portfolio (Service Shares)	110,719	63,316
Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares)	—	7,437
Janus Henderson VIT Research Portfolio (Service Shares)	256,491	771,143
SP Prudential U.S. Emerging Growth Portfolio (Class I)	6,670,513	5,536,779
Janus Henderson VIT Overseas Portfolio (Service Shares)	2,044,143	623,857
Prudential SP International Growth Portfolio (Class I)	2,470,774	1,561,505
M Large Cap Growth Fund	356,163	807,726
M Capital Appreciation Fund	350,720	694,880

A81

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
M International Equity Fund	$203,508	$282,479
M Large Cap Value Fund	386,302	698,646
ProFund VP Asia 30	196	48
ProFund VP Basic Materials	55	20
ProFund VP Bear	21,220	21,098
ProFund VP Biotechnology	38	300
ProFund VP UltraBull	17,107,961	17,597,645
ProFund VP Consumer Services	—	334
ProFund VP Oil & Gas	—	106
ProFund VP Europe 30	706	602
ProFund VP Financials	902	859
ProFund VP Health Care	38	331
ProFund VP Japan	256	217
ProFund VP Mid-Cap Growth	109	49
ProFund VP Mid-Cap Value	109	49
ProFund VP Government Money Market	34,606,264	33,947,591
ProFund VP NASDAQ-100	301	2,759
ProFund VP Pharmaceuticals	54	25
ProFund VP Precious Metals	—	141
ProFund VP Real Estate	41,674	42,297
ProFund VP Small-Cap	21,262	22,927
ProFund VP Small-Cap Growth	882	221
ProFund VP Technology	54	28
ProFund VP Telecommunications	903	697
ProFund VP U.S. Government Plus	287,778	287,775
ProFund VP UltraMid-Cap	4,346,387	4,468,153
ProFund VP UltraNASDAQ-100	10,252,273	10,577,085
ProFund VP UltraSmall-Cap	2,208,384	2,262,432
ProFund VP Bull	663	1,419
ProFund VP Utilities	54	24
AST T. Rowe Price Large-Cap Growth Portfolio	11,229,026	2,523,554
AST Cohen & Steers Realty Portfolio	1,154,868	982,914
AST J.P. Morgan Strategic Opportunities Portfolio	1,692,919	807,471
AST T. Rowe Price Large-Cap Value Portfolio	1,111,507	403,534
AST Small-Cap Value Portfolio	1,134,854	692,408
AST Goldman Sachs Mid-Cap Growth Portfolio	3,844,395	818,693
AST Hotchkis & Wiley Large-Cap Value Portfolio	4,017,113	3,636,721
AST Loomis Sayles Large-Cap Growth Portfolio	3,419,840	2,112,872
AST MFS Growth Portfolio	3,827,700	521,304
AST Small-Cap Growth Portfolio	3,625,979	1,839,226
AST BlackRock Low Duration Bond Portfolio	2,757,851	496,413
AST T. Rowe Price Natural Resources Portfolio	1,776,400	900,844
AST MFS Global Equity Portfolio	5,968,303	845,445
AST J.P. Morgan International Equity Portfolio	4,510,772	726,219
AST Templeton Global Bond Portfolio	2,683,118	588,495

A82

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	$244,236	$51,703
American Century VP Mid Cap Value Fund (Class I)	2,689,159	1,860,782
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	539,286	5,795,304
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	268,055	115,454
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	3,676,834	1,436,440
MFS Utilities Series (Initial Class)	3,154,536	647,726
AST BlackRock/Loomis Sayles Bond Portfolio	4,587,934	5,826,725
AST T. Rowe Price Asset Allocation Portfolio	5,227,881	1,035,087
AST Wellington Management Hedged Equity Portfolio	5,935,582	9,366,394
AST Balanced Asset Allocation Portfolio	15,122,364	9,921,400
AST Preservation Asset Allocation Portfolio	3,059,392	13,083,455
AST FI Pyramis Quantitative Portfolio	1,414,020	242,970
AST Prudential Growth Allocation Portfolio	15,709,616	2,195,622
AST Advanced Strategies Portfolio	2,297,906	658,716
AST Schroders Global Tactical Portfolio	509,858	10,335,524
AST RCM World Trends Portfolio	694,605	207,750
AST BlackRock Global Strategies Portfolio	13,430,241	12,579,035
TOPS Aggressive Growth ETF Portfolio (Class 2)	2,755,535	331,974
TOPS Balanced ETF Portfolio (Class 2)	2,452,007	330,305
TOPS Conservative ETF Portfolio (Class 2)	272,005	134,089
TOPS Growth ETF Portfolio (Class 2)	4,393,134	604,458
TOPS Moderate Growth ETF Portfolio (Class 2)	3,783,788	2,718,467
TOPS Managed Risk Balanced ETF Portfolio (Class 2)	856,205	317,418
TOPS Managed Risk Growth ETF Portfolio (Class 2)	1,329,967	381,850
TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)	951,858	385,530
American Funds IS Growth Fund (Class 2)	7,661,986	323,571
American Funds IS Growth-Income Fund (Class 2)	8,521,957	727,447
American Funds IS International Fund (Class 2)	9,875,974	263,144
Fidelity VIP Contrafund Portfolio (Service Class 2)	5,566,964	590,028
Fidelity VIP Mid Cap Portfolio (Service Class 2)	5,245,526	465,095
Franklin Income VIP Fund (Class 2)	2,586,302	273,303
Franklin Mutual Shares VIP Fund (Class 2)	1,489,748	122,192
Templeton Growth VIP Fund (Class 2)	1,337,950	109,453
Hartford Capital Appreciation HLS Fund (Class IB)	281,320	63,071
Hartford Disciplined Equity HLS Fund (Class IB)	397,361	77,880
Hartford Dividend and Growth HLS Fund (Class IB)	913,885	369,287
Hartford Growth Opportunities HLS Fund (Class IB)	578,345	210,254
MFS Total Return Bond Series (Initial Class)	5,489,182	350,731
MFS Value Series (Initial Class)	3,562,739	449,093
Invesco V.I. Growth and Income Fund (Series I)	4,198,519	401,244
Fidelity VIP Index 500 Portfolio (Service Class 2)	9,242,306	3,220,008
American Funds IS Blue Chip Income and Growth Fund (Class 2)	2,304,382	416,045
AST Small-Cap Growth Opportunities Portfolio	860,910	668,934
AST International Value Portfolio	4,777,959	3,359,394

A83

Note 6:     Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (formerly Prudential Investments LLC) ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

As of the close of business on December 15, 2017, the Prudential High Yield Bond Portfolio settled a redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash with an affiliate. See The Prudential Series Fund financial statements for further information.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Boards of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

A84

Note 7:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the range of total return are presented for the products offered by Pruco Life and funded by the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2017	97,242	$1.12404	to	$11.88034	$181,537	0.57%		0.00%	to	0.90%	-0.32%	to	0.56%
December 31, 2016	101,403	$1.12761	to	$11.81436	$177,967	0.10%		0.00%	to	0.90%	-0.78%	to	0.09%
December 31, 2015	46,685	$1.13648	to	$11.80327	$75,432	0.00%	(2)	0.00%	to	0.90%	-0.91%	to	0.00%	(2)
December 31, 2014	134,769	$1.14691	to	$11.80320	$223,073	0.00%	(2)	0.00%	to	0.90%	-0.91%	to	0.00%	(2)
December 31, 2013	136,945	$1.15745	to	$11.80315	$223,182	0.00%	(2)	0.00%	to	0.90%	-0.93%	to	0.00%	(2)

	Prudential Diversified Bond Portfolio
December 31, 2017	41,154	$2.22183	to	$22.28162	$151,534	0.00%		0.00%	to	0.90%	3.95%	to	7.00%
December 31, 2016	39,905	$2.07846	to	$20.82325	$136,341	0.00%		0.00%	to	0.90%	4.65%	to	5.59%
December 31, 2015	37,795	$1.97041	to	$19.72100	$122,403	0.00%		0.00%	to	0.90%	-1.61%	to	-0.26%	(3)
December 31, 2014	37,380	$1.97761	to	$19.77188	$121,023	1.09%		0.00%	to	0.90%	0.92%	to	7.09%
December 31, 2013	37,128	$1.84865	to	$18.46284	$113,453	3.97%		0.00%	to	0.90%	-1.60%	to	-0.71%

	Prudential Equity Portfolio (Class I)
December 31, 2017	30,912	$2.51871	to	$31.46459	$98,864	0.00%		0.00%	to	0.90%	24.66%	to	25.78%
December 31, 2016	31,354	$2.02042	to	$25.01541	$78,810	0.00%		0.00%	to	0.90%	2.85%	to	3.77%
December 31, 2015	32,783	$1.96442	to	$24.10544	$79,134	0.00%		0.00%	to	0.90%	-0.99%	to	2.36%
December 31, 2014	33,932	$1.93643	to	$23.54968	$81,077	0.00%		0.00%	to	0.90%	-0.39%	to	7.71%
December 31, 2013	35,073	$1.81405	to	$21.86396	$78,836	0.00%		0.00%	to	0.90%	32.34%	to	33.53%

	Prudential Flexible Managed Portfolio
December 31, 2017	2,374	$2.39912	to	$26.76395	$30,419	0.00%		0.20%	to	0.90%	9.55%	to	14.75%
December 31, 2016	2,263	$2.10545	to	$23.33762	$21,036	0.00%		0.20%	to	0.90%	7.55%	to	8.30%
December 31, 2015	1,907	$1.95761	to	$21.55947	$14,547	0.00%		0.20%	to	0.90%	-1.77%	to	2.71%
December 31, 2014	6,785	$1.95542	to	$21.39680	$19,526	0.00%		0.20%	to	0.90%	7.11%	to	10.83%
December 31, 2013	6,394	$1.77667	to	$19.31512	$13,502	0.00%		0.20%	to	0.90%	19.07%	to	19.91%

	Prudential Conservative Balanced Portfolio
December 31, 2017	7,399	$2.22717	to	$23.53030	$52,591	0.00%		0.20%	to	0.90%	7.43%	to	12.15%
December 31, 2016	9,993	$1.99983	to	$20.99303	$58,288	0.00%		0.20%	to	0.90%	6.32%	to	7.06%
December 31, 2015	29,181	$1.88097	to	$19.61793	$149,011	0.00%		0.20%	to	0.90%	-1.95%	to	2.19%
December 31, 2014	2,576	$1.89037	to	$19.58841	$11,804	0.00%		0.20%	to	0.90%	6.07%	to	8.56%
December 31, 2013	3,238	$1.75355	to	$18.05422	$8,722	0.00%		0.20%	to	0.90%	15.12%	to	15.92%

	Prudential Value Portfolio (Class I)
December 31, 2017	7,199	$2.97366	to	$19.83151	$81,999	0.00%		0.00%	to	0.90%	15.95%	to	16.99%
December 31, 2016	7,320	$2.56468	to	$16.95191	$70,650	0.00%		0.00%	to	0.90%	10.40%	to	11.39%
December 31, 2015	8,496	$2.32309	to	$15.21788	$70,495	0.00%		0.00%	to	0.90%	-9.68%	to	-8.19%	(3)
December 31, 2014	8,775	$2.55318	to	$16.57627	$78,983	0.00%		0.00%	to	0.90%	-0.18%	to	10.10%
December 31, 2013	9,139	$2.33971	to	$15.05507	$73,524	0.00%		0.00%	to	0.90%	31.91%	to	33.09%

	Prudential High Yield Bond Portfolio
December 31, 2017	14,713	$2.74899	to	$27.52155	$50,184	6.15%		0.00%	to	0.90%	3.30%	to	7.80%
December 31, 2016	14,353	$2.55272	to	$25.52928	$42,565	6.47%		0.00%	to	0.90%	15.21%	to	16.24%
December 31, 2015	14,497	$2.19840	to	$21.96197	$35,570	6.23%		0.00%	to	0.90%	-5.95%	to	-2.45%	(3)
December 31, 2014	14,291	$2.25610	to	$22.51345	$36,214	6.07%		0.00%	to	0.90%	-2.22%	to	2.71%
December 31, 2013	13,934	$2.19909	to	$21.91910	$34,574	6.38%		0.00%	to	0.90%	6.31%	to	7.26%

A85

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Natural Resources Portfolio (Class I)
December 31, 2017	2,040	$6.19062	to	$11.23162	$12,946	0.00%	0.00%	to	0.60%	-0.78%		to	-0.19%
December 31, 2016	1,879	$6.20825	to	$11.28050	$11,950	0.00%	0.00%	to	0.59%	24.62%		to	25.36%
December 31, 2015	1,382	$4.95729	to	$9.02085	$7,114	0.00%	0.00%	to	0.60%	-34.15%		to	-8.60%
December 31, 2014	1,073	$6.91015	to	$11.60554	$7,714	0.00%	0.00%	to	0.60%	-27.35%		to	-19.90%
December 31, 2013	969	$8.63543	to	$14.57562	$8,792	0.00%	0.00%	to	0.60%	9.57%		to	10.23%

	Prudential Stock Index Portfolio
December 31, 2017	135,770	$2.15354	to	$32.04251	$577,731	1.57%	0.00%	to	0.90%	13.08%		to	21.46%
December 31, 2016	137,202	$1.78888	to	$26.38014	$470,672	1.84%	0.00%	to	0.90%	10.84%		to	11.83%
December 31, 2015	143,289	$1.61397	to	$23.58951	$431,373	1.58%	0.00%	to	0.90%	-1.89%		to	1.18%
December 31, 2014	112,945	$1.60949	to	$23.31331	$320,871	3.00%	0.00%	to	0.90%	3.38%		to	13.31%
December 31, 2013	111,276	$1.43327	to	$20.57494	$282,641	0.00%	0.00%	to	0.90%	30.72%		to	31.89%

	Prudential Global Portfolio
December 31, 2017	12,342	$1.61163	to	$28.42751	$31,952	0.00%	0.00%	to	0.90%	23.72%		to	24.84%
December 31, 2016	12,302	$1.30262	to	$22.77185	$25,060	0.00%	0.00%	to	0.90%	3.52%		to	4.44%
December 31, 2015	14,963	$1.25837	to	$21.80297	$28,625	0.00%	0.00%	to	0.90%	-3.79%		to	4.66%
December 31, 2014	14,943	$1.24031	to	$21.29787	$27,730	0.00%	0.00%	to	0.90%	-1.22%		to	3.25%
December 31, 2013	14,976	$1.21215	to	$20.62715	$26,997	0.00%	0.00%	to	0.90%	26.15%		to	27.29%

	Prudential Government Income Portfolio
December 31, 2017	17,642	$4.13328	to	$4.13328	$72,918	0.00%	0.60%	to	0.60%	2.32%		to	2.32%
December 31, 2016	11,034	$4.03947	to	$4.03947	$44,572	0.00%	0.60%	to	0.60%	1.56%		to	1.56%
December 31, 2015	10,647	$3.97757	to	$3.97757	$42,348	0.00%	0.60%	to	0.60%	0.07%		to	0.07%
December 31, 2014	33,792	$3.97492	to	$3.97492	$134,322	0.35%	0.60%	to	0.60%	5.23%		to	5.23%
December 31, 2013	34,540	$3.77723	to	$3.77723	$130,464	1.78%	0.60%	to	0.60%	-2.92%		to	-2.92%

	Prudential Jennison Portfolio (Class I)
December 31, 2017	40,830	$1.93423	to	$39.59298	$133,330	0.00%	0.00%	to	0.90%	18.64%		to	36.69%
December 31, 2016	42,070	$1.42768	to	$28.96471	$98,075	0.00%	0.00%	to	0.90%	-1.78%		to	-0.90%
December 31, 2015	42,538	$1.45360	to	$29.22783	$97,106	0.00%	0.00%	to	0.90%	3.30%	(3)	to	11.48%
December 31, 2014	45,100	$1.31554	to	$26.21782	$91,229	0.00%	0.00%	to	0.90%	1.31%		to	9.99%
December 31, 2013	47,989	$1.20695	to	$23.83674	$88,027	0.00%	0.00%	to	0.90%	36.44%		to	37.66%

	Prudential Small Capitalization Stock Portfolio
December 31, 2017	3,902	$9.66701	to	$27.33182	$44,031	0.00%	0.00%	to	0.60%	12.33%		to	13.00%
December 31, 2016	4,132	$8.60619	to	$24.18775	$40,470	0.00%	0.00%	to	0.60%	25.75%		to	26.50%
December 31, 2015	4,239	$6.84380	to	$19.12023	$31,692	0.00%	0.00%	to	0.60%	-4.33%		to	0.86%
December 31, 2014	4,384	$7.04589	to	$19.56736	$33,553	0.00%	0.00%	to	0.60%	3.65%		to	5.39%
December 31, 2013	4,393	$6.72562	to	$18.56661	$31,155	0.00%	0.00%	to	0.60%	40.11%		to	40.95%

	T. Rowe Price International Stock Portfolio
December 31, 2017	22,877	$1.48328	to	$1.91242	$43,157	1.09%	0.20%	to	0.90%	26.74%		to	27.63%
December 31, 2016	23,920	$1.17029	to	$1.50436	$35,577	1.07%	0.20%	to	0.90%	1.22%		to	1.93%
December 31, 2015	24,567	$1.15620	to	$1.48180	$35,979	0.96%	0.20%	to	0.90%	-1.78%		to	-1.09%
December 31, 2014	24,094	$1.17715	to	$1.50425	$35,805	1.06%	0.20%	to	0.90%	-2.12%		to	-1.45%
December 31, 2013	24,474	$1.20263	to	$1.53224	$37,033	2.45%	0.20%	to	0.90%	13.03%		to	13.83%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2017	1,748	$1.54295	to	$2.11823	$2,811	0.39%	0.20%	to	0.90%	26.74%		to	27.63%
December 31, 2016	1,891	$1.21741	to	$1.66626	$2,383	0.51%	0.20%	to	0.90%	-0.40%		to	0.30%
December 31, 2015	2,261	$1.22224	to	$1.66796	$2,982	0.64%	0.20%	to	0.90%	4.41%	(3)	to	5.13%
December 31, 2014	2,145	$1.17067	to	$1.59278	$2,682	0.37%	0.20%	to	0.90%	11.98%		to	12.77%
December 31, 2013	2,387	$1.04544	to	$1.41803	$2,695	0.78%	0.20%	to	0.90%	29.18%		to	30.07%
A86

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Growth Series (Initial Class)
December 31, 2017	2,065	$1.65051	to	$2.75853	$4,561	0.11%	0.20%	to	0.90%	30.23%		to	31.14%
December 31, 2016	2,065	$1.26739	to	$2.11186	$3,363	0.04%	0.20%	to	0.90%	1.53%		to	2.24%
December 31, 2015	2,291	$1.24830	to	$2.07377	$3,730	0.15%	0.20%	to	0.90%	6.61%	(3)	to	7.35%
December 31, 2014	2,731	$1.17092	to	$1.93959	$4,040	0.10%	0.20%	to	0.90%	7.97%		to	8.73%
December 31, 2013	2,773	$1.08445	to	$1.79103	$3,747	0.23%	0.20%	to	0.90%	35.63%		to	36.58%

	American Century VP Value Fund (Class I)
December 31, 2017	1,603	$3.47689	to	$4.10709	$6,024	1.66%	0.20%	to	0.90%	7.78%		to	8.53%
December 31, 2016	1,683	$3.21638	to	$3.78430	$5,848	1.69%	0.20%	to	0.90%	19.41%		to	20.24%
December 31, 2015	2,133	$2.68565	to	$3.14739	$6,148	2.13%	0.20%	to	0.90%	-4.74%		to	-4.08%	(3)
December 31, 2014	2,203	$2.81106	to	$3.28118	$6,649	1.55%	0.20%	to	0.90%	12.07%		to	12.85%
December 31, 2013	2,313	$2.50080	to	$2.90753	$6,233	1.64%	0.20%	to	0.90%	30.55%		to	31.46%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2017	1,262	$1.74028	to	$1.91188	$2,244	0.00%	0.20%	to	0.90%	20.31%		to	21.16%
December 31, 2016	1,871	$1.44644	to	$1.57793	$2,802	0.00%	0.20%	to	0.90%	3.24%		to	3.96%
December 31, 2015	3,427	$1.40107	to	$1.51782	$5,059	0.00%	0.20%	to	0.90%	-3.53%		to	-2.85%
December 31, 2014	3,678	$1.45230	to	$1.56237	$5,594	0.00%	0.20%	to	0.90%	6.51%		to	7.26%
December 31, 2013	3,636	$1.36349	to	$1.45656	$5,170	0.00%	0.20%	to	0.90%	36.92%		to	37.88%

	American Century VP Income & Growth Fund (Class I)
December 31, 2017	349	$2.52190	to	$2.52190	$880	2.32%	0.20%	to	0.20%	20.25%		to	20.25%
December 31, 2016	570	$2.09718	to	$2.09718	$1,195	2.35%	0.20%	to	0.20%	13.26%		to	13.26%
December 31, 2015	698	$1.85160	to	$1.85160	$1,293	2.12%	0.20%	to	0.20%	-5.81%		to	-5.81%
December 31, 2014	764	$1.96578	to	$1.96578	$1,502	2.04%	0.20%	to	0.20%	12.29%		to	12.29%
December 31, 2013	783	$1.75069	to	$1.75069	$1,371	2.25%	0.20%	to	0.20%	35.54%		to	35.54%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
December 31, 2017	1,034	$3.50122	to	$3.50122	$3,621	1.26%	0.20%	to	0.20%	15.15%		to	15.15%
December 31, 2016	644	$3.04068	to	$3.04068	$1,959	1.31%	0.20%	to	0.20%	15.24%		to	15.24%
December 31, 2015	118	$2.63858	to	$2.63858	$313	0.60%	0.20%	to	0.20%	-2.48%		to	-2.48%
December 31, 2014	121	$2.70580	to	$2.70580	$326	1.04%	0.20%	to	0.20%	11.87%		to	11.87%
December 31, 2013	148	$2.41878	to	$2.41878	$357	1.42%	0.20%	to	0.20%	34.72%		to	34.72%

	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)
December 31, 2017	532	$1.32259	to	$1.32259	$704	0.00%	0.20%	to	0.20%	24.42%		to	24.42%
December 31, 2016	1,690	$1.06298	to	$1.06298	$1,797	0.00%	0.20%	to	0.20%	16.84%		to	16.84%
December 31, 2015	3,011	$0.90979	to	$0.90979	$2,739	0.00%	0.20%	to	0.20%	-2.48%		to	-2.48%
December 31, 2014	3,397	$0.93288	to	$0.93288	$3,169	0.00%	0.20%	to	0.20%	1.38%		to	1.38%
December 31, 2013	5,747	$0.92018	to	$0.92018	$5,288	0.00%	0.20%	to	0.20%	48.24%		to	48.24%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2017	20,759	$3.32471	to	$34.51674	$87,405	0.00%	0.00%	to	0.90%	9.76%		to	12.19%
December 31, 2016	20,975	$2.99001	to	$30.76602	$76,691	0.00%	0.00%	to	0.90%	24.34%		to	25.45%
December 31, 2015	22,320	$2.40467	to	$24.52366	$62,891	0.00%	0.00%	to	0.90%	-7.17%		to	-5.36%	(3)
December 31, 2014	23,213	$2.56375	to	$25.91379	$68,991	0.00%	0.00%	to	0.90%	1.10%		to	4.94%
December 31, 2013	23,750	$2.46506	to	$24.69406	$67,383	0.00%	0.00%	to	0.90%	36.22%		to	37.44%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2017	685	$13.41832	to	$21.76790	$13,981	0.00%	0.00%	to	0.25%	29.96%		to	30.28%
December 31, 2016	646	$10.32492	to	$16.70809	$10,266	0.00%	0.00%	to	0.25%	1.36%		to	1.61%
December 31, 2015	571	$10.18643	to	$16.44287	$9,093	0.00%	0.00%	to	0.25%	1.47%	(3)	to	6.27%
December 31, 2014	476	$15.37004	to	$15.47279	$7,318	0.00%	0.00%	to	0.10%	-1.93%		to	7.15%
December 31, 2013	414	$14.35834	to	$14.43992	$5,950	0.00%	0.00%	to	0.10%	29.75%		to	29.88%

	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)
December 31, 2017	112	$3.44711	to	$3.44711	$386	0.56%	0.20%	to	0.20%	11.34%		to	11.34%
December 31, 2016	111	$3.09592	to	$3.09592	$344	1.20%	0.20%	to	0.20%	22.96%		to	22.96%
December 31, 2015	116	$2.51791	to	$2.51791	$293	0.28%	0.20%	to	0.20%	-2.32%		to	-2.32%
December 31, 2014	113	$2.57774	to	$2.57774	$292	0.16%	0.20%	to	0.20%	6.71%		to	6.71%
December 31, 2013	969	$2.41556	to	$2.41556	$2,340	1.05%	0.20%	to	0.20%	35.35%		to	35.35%

A87

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)	Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest				Total Return*** Lowest — Highest
	Invesco V.I. Managed Volatility Fund (Series I)
December 31, 2017	51	$2.05398	to	$2.05398		$105	1.35%	0.20%	to	0.20%		10.34%	to	10.34%
December 31, 2016	49	$1.86154	to	$1.86154		$92	1.97%	0.20%	to	0.20%		10.40%	to	10.40%
December 31, 2015	49	$1.68622	to	$1.68622		$82	1.45%	0.20%	to	0.20%		-2.35%	to	-2.35%
December 31, 2014	47	$1.72676	to	$1.72676		$80	2.90%	0.20%	to	0.20%		20.33%	to	20.33%
December 31, 2013	58	$1.43504	to	$1.43504		$83	3.01%	0.20%	to	0.20%		10.54%	to	10.54%

	Invesco V.I. Technology Fund (Series I)
December 31, 2017	1,480	$0.73049	to	$0.73049		$1,081	0.00%	0.20%	to	0.20%		34.85%	to	34.85%
December 31, 2016	1,778	$0.54169	to	$0.54169		$963	0.00%	0.20%	to	0.20%		-0.93%	to	-0.93%
December 31, 2015	1,458	$0.54680	to	$0.54680		$797	0.00%	0.20%	to	0.20%		6.61%	to	6.61%
December 31, 2014	1,489	$0.51292	to	$0.51292		$764	0.00%	0.20%	to	0.20%		10.83%	to	10.83%
December 31, 2013	1,531	$0.46281	to	$0.46281		$709	0.00%	0.20%	to	0.20%		24.88%	to	24.88%

	Janus Henderson VIT Enterprise Portfolio (Service Shares)
December 31, 2017	377	$2.06426	to	$2.06426		$779	0.62%	0.20%	to	0.20%		26.83%	to	26.83%
December 31, 2016	225	$1.62755	to	$1.62755		$366	0.77%	0.20%	to	0.20%		11.88%	to	11.88%
December 31, 2015	270	$1.45473	to	$1.45473		$393	0.71%	0.20%	to	0.20%		3.56%	to	3.56%
December 31, 2014	394	$1.40468	to	$1.40468		$554	0.06%	0.20%	to	0.20%		12.02%	to	12.02%
December 31, 2013	2,969	$1.25399	to	$1.25399		$3,723	0.36%	0.20%	to	0.20%		31.77%	to	31.77%

	Janus Henderson VIT Balanced Portfolio (Service Shares)
December 31, 2017	565	$2.87442	to	$2.87442		$1,625	1.40%	0.20%	to	0.20%		17.90%	to	17.90%
December 31, 2016	544	$2.43798	to	$2.43798		$1,327	2.14%	0.20%	to	0.20%		4.12%	to	4.12%
December 31, 2015	371	$2.34159	to	$2.34159		$868	1.31%	0.20%	to	0.20%		0.21%	to	0.21%
December 31, 2014	606	$2.33669	to	$2.33669		$1,416	1.71%	0.20%	to	0.20%		8.02%	to	8.02%
December 31, 2013	1,385	$2.16315	to	$2.16315		$2,996	1.33%	0.20%	to	0.20%		19.57%	to	19.57%

	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares)
December 31, 2017	32	$1.38484	to	$1.38484		$44	0.00%	0.20%	to	0.20%		28.19%	to	28.19%
December 31, 2016	38	$1.08028	to	$1.08028		$41	0.00%	0.20%	to	0.20%		1.88%	to	1.88%
December 31, 2015	44	$1.06035	to	$1.06035		$46	0.00%	0.20%	to	0.20%		6.13%	to	6.13%
December 31, 2014	56	$0.99906	to	$0.99906		$56	0.00%	0.20%	to	0.20%		5.32%	to	5.32%
December 31, 2013	75	$0.94857	to	$0.94857		$71	0.00%	0.20%	to	0.20%		35.36%	to	35.36%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2017	2,294	$2.33912	to	$2.33912		$5,366	0.24%	0.25%	to	0.25%		27.24%	to	27.24%
December 31, 2016	2,537	$1.83836	to	$1.83836		$4,664	0.38%	0.25%	to	0.25%		0.02%	to	0.02%
December 31, 2015	2,681	$1.83797	to	$1.83797		$4,928	0.46%	0.25%	to	0.25%		4.81%	to	4.81%
December 31, 2014	2,623	$1.75354	to	$1.75354		$4,600	0.23%	0.25%	to	0.25%		12.45%	to	12.45%
December 31, 2013	2,709	$1.55936	to	$1.55936		$4,224	0.66%	0.25%	to	0.25%		29.66%	to	29.66%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2017	25,778	$3.23879	to	$42.63457		$100,433	0.00%	0.00%	to	0.90%		21.35%	to	22.43%
December 31, 2016	26,137	$2.66896	to	$34.82253		$81,059	0.00%	0.00%	to	0.90%		3.39%	to	4.32%
December 31, 2015	26,778	$2.58140	to	$33.38120		$78,820	0.00%	0.00%	to	0.90%		-7.66%	to	-2.36%	(3)
December 31, 2014	27,210	$2.66766	to	$34.18836		$80,596	0.00%	0.00%	to	0.90%		2.92%	to	10.35%
December 31, 2013	27,949	$2.45791	to	$31.21928		$75,183	0.00%	0.00%	to	0.90%		27.33%	to	28.47%

	Janus Henderson VIT Overseas Portfolio (Service Shares)
December 31, 2017	1,456	$1.78099	to	$12.49653		$8,013	1.59%	0.00%	to	0.25%		30.48%	to	30.80%
December 31, 2016	1,294	$1.36434	to	$9.57740		$4,997	5.05%	0.00%	to	0.25%		-6.94%	to	-6.71%
December 31, 2015	1,409	$1.46538	to	$7.39307	(5)	$4,999	0.52%	0.00%	to	0.20%	(5)	-16.71%	to	-8.80%	(3)
December 31, 2014	1,211	$1.61003	to	$8.10664		$5,302	7.35%	0.00%	to	0.20%		-16.82%	to	-12.10%
December 31, 2013	4,035	$1.83544	to	$9.22266		$10,564	3.07%	0.00%	to	0.20%		14.05%	to	14.28%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2017	11,071	$2.02594	to	$25.16700		$29,635	0.00%	0.00%	to	0.90%		34.60%	to	35.81%
December 31, 2016	10,783	$1.50516	to	$18.53092		$21,057	0.00%	0.00%	to	0.90%		-4.44%	to	-3.58%
December 31, 2015	10,892	$1.57516	to	$19.21956		$21,917	0.00%	0.00%	to	0.90%		-5.89%	to	3.37%
December 31, 2014	10,543	$1.53754	to	$18.59346		$20,665	0.00%	0.00%	to	0.90%		-6.56%	to	-3.45%
December 31, 2013	10,183	$1.64541	to	$19.72037		$21,338	0.00%	0.00%	to	0.90%		17.81%	to	18.87%

A88

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)	Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest				Total Return*** Lowest — Highest
	M Large Cap Growth Fund
December 31, 2017	110	$14.10438		to	$39.01765	$4,027	0.00%	0.00%	to	0.25%		38.63%	to	38.97%
December 31, 2016	123	$10.17416		to	$28.07535	$3,310	0.00%	0.00%	to	0.25%		-2.56%	to	-2.32%
December 31, 2015	111	$10.44198		to	$28.74292	$3,193	0.03%	0.00%	to	0.25%		5.13%	to	7.70%
December 31, 2014	109	$26.68708		to	$26.68708	$2,908	0.04%	0.00%	to	0.00%		10.21%	to	10.21%
December 31, 2013	103	$24.21416		to	$24.21416	$2,492	0.55%	0.00%	to	0.00%		36.15%	to	36.15%

	M Capital Appreciation Fund
December 31, 2017	39	$14.19043		to	$42.53294	$1,386	0.00%	0.00%	to	0.25%		18.72%	to	19.02%
December 31, 2016	48	$11.95253		to	$35.73639	$1,502	0.00%	0.00%	to	0.25%		20.76%	to	21.06%
December 31, 2015	77	$9.89787		to	$29.51961	$2,283	0.00%	0.00%	to	0.25%		-6.58%	to	-0.63%
December 31, 2014	76	$31.59900		to	$31.59900	$2,408	0.00%	0.00%	to	0.00%		12.42%	to	12.42%
December 31, 2013	73	$28.10842		to	$28.10842	$2,066	0.00%	0.00%	to	0.00%		39.20%	to	39.20%

	M International Equity Fund
December 31, 2017	103	$12.19679		to	$20.85069	$2,053	1.69%	0.00%	to	0.25%		23.74%	to	24.05%
December 31, 2016	109	$9.85666		to	$16.80834	$1,737	1.34%	0.00%	to	0.25%		-0.30%	to	-0.05%
December 31, 2015	88	$9.88638		to	$16.81706	$1,478	1.75%	0.00%	to	0.25%		-3.94%	to	-0.27%
December 31, 2014	79	$17.50710		to	$17.50710	$1,376	2.04%	0.00%	to	0.00%		-7.06%	to	-7.06%
December 31, 2013	70	$18.83652		to	$18.83652	$1,324	2.87%	0.00%	to	0.00%		16.32%	to	16.32%

	M Large Cap Value Fund
December 31, 2017	95	$12.81445		to	$30.59610	$2,727	1.55%	0.00%	to	0.25%		14.71%	to	14.99%
December 31, 2016	107	$11.17121		to	$26.60662	$2,683	2.01%	0.00%	to	0.25%		9.37%	to	9.64%
December 31, 2015	110	$24.26745	(5)	to	$24.26745	$2,678	1.39%	0.00%	to	0.00%	(5)	-0.66%	to	-0.66%	(3)
December 31, 2014	107	$24.42804		to	$24.42804	$2,607	1.23%	0.00%	to	0.00%		9.68%	to	9.68%
December 31, 2013	94	$22.27169		to	$22.27169	$2,085	2.67%	0.00%	to	0.00%		34.22%	to	34.22%

	ProFund VP Asia 30
December 31, 2017	1	$3.97933		to	$3.97933	$3	0.00%	0.25%	to	0.25%		32.54%	to	32.54%
December 31, 2016	1	$3.00228		to	$3.00228	$2	1.19%	0.25%	to	0.25%		0.39%	to	0.39%
December 31, 2015	1	$2.99061		to	$2.99061	$2	0.28%	0.25%	to	0.25%		-9.60%	to	-9.60%
December 31, 2014	1	$3.30833		to	$3.30833	$2	0.08%	0.25%	to	0.25%		-1.81%	to	-1.81%
December 31, 2013	1	$3.36940		to	$3.36940	$2	0.05%	0.25%	to	0.25%		14.69%	to	14.69%

	ProFund VP Basic Materials
December 31, 2017	0(1)	$3.13587		to	$3.13587	$1	0.42%	0.25%	to	0.25%		22.65%	to	22.65%
December 31, 2016	0(1)	$2.55675		to	$2.55675	$1	0.42%	0.25%	to	0.25%		18.20%	to	18.20%
December 31, 2015	0(1)	$2.16306		to	$2.16306	$ 0(1)	0.54%	0.25%	to	0.25%		-14.13%	to	-14.13%
December 31, 2014	0(1)	$2.51914		to	$2.51914	$ 0(1)	0.56%	0.25%	to	0.25%		1.43%	to	1.43%
December 31, 2013	0(1)	$2.48355		to	$2.48355	$ 0(1)	0.94%	0.25%	to	0.25%		18.13%	to	18.13%

	ProFund VP Bear
December 31, 2017	—	$0.16278		to	$0.16278	$—	0.00%	0.25%	to	0.25%		-18.18%	to	-18.18%
December 31, 2016	—	$0.19896		to	$0.19896	$—	0.00%	0.25%	to	0.25%		-13.26%	to	-13.26%
December 31, 2015	—	$0.22938		to	$0.22938	$—	0.00%	0.25%	to	0.25%		-5.15%	to	-5.15%
December 31, 2014	—	$0.24183		to	$0.24183	$—	0.00%	0.25%	to	0.25%		-14.44%	to	-14.44%
December 31, 2013	0(1)	$0.28266		to	$0.28266	$ 0(1)	0.00%	0.25%	to	0.25%		-26.74%	to	-26.74%

	ProFund VP Biotechnology
December 31, 2017	1	$6.34156		to	$6.34156	$3	0.00%	0.25%	to	0.25%		22.24%	to	22.24%
December 31, 2016	1	$5.18793		to	$5.18793	$3	0.00%	0.25%	to	0.25%		-15.69%	to	-15.69%
December 31, 2015	1	$6.15326		to	$6.15326	$4	0.00%	0.25%	to	0.25%		3.04%	to	3.04%
December 31, 2014	1	$5.97151		to	$5.97151	$3	0.00%	0.25%	to	0.25%		29.40%	to	29.40%
December 31, 2013	1	$4.61466		to	$4.61466	$2	0.00%	0.25%	to	0.25%		67.99%	to	67.99%

	ProFund VP UltraBull
December 31, 2017	60	$5.02097		to	$5.02097	$303	0.00%	0.25%	to	0.25%		40.67%	to	40.67%
December 31, 2016	184	$3.56934		to	$3.56934	$658	0.00%	0.25%	to	0.25%		18.30%	to	18.30%
December 31, 2015	98	$3.01708		to	$3.01708	$296	0.00%	0.25%	to	0.25%		-3.13%	to	-3.13%
December 31, 2014	263	$3.11442		to	$3.11442	$819	0.00%	0.25%	to	0.25%		22.93%	to	22.93%
December 31, 2013	137	$2.53355		to	$2.53355	$347	0.00%	0.25%	to	0.25%		67.63%	to	67.63%

A89

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Consumer Services
December 31, 2017	1	$3.44261	to	$3.44261	$3	0.00%	0.25%	to	0.25%	18.07%	to	18.07%
December 31, 2016	1	$2.91571	to	$2.91571	$3	0.00%	0.25%	to	0.25%	3.93%	to	3.93%
December 31, 2015	1	$2.80557	to	$2.80557	$3	0.00%	0.25%	to	0.25%	4.43%	to	4.43%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2013	—	$2.39495	to	$2.39495	$—	0.00%	0.25%	to	0.25%	39.53%	to	39.53%

	ProFund VP Oil & Gas
December 31, 2017	0(1)	$2.96470	to	$2.96470	$1	1.22%	0.25%	to	0.25%	-3.42%	to	-3.42%
December 31, 2016	0(1)	$3.06957	to	$3.06957	$1	0.65%	0.25%	to	0.25%	23.88%	to	23.88%
December 31, 2015	2	$2.47790	to	$2.47790	$6	0.54%	0.25%	to	0.25%	-23.56%	to	-23.56%
December 31, 2014	6	$3.24166	to	$3.24166	$20	0.43%	0.25%	to	0.25%	-11.09%	to	-11.09%
December 31, 2013	4	$3.64604	to	$3.64604	$14	0.43%	0.25%	to	0.25%	23.76%	to	23.76%

	ProFund VP Europe 30
December 31, 2017	5	$2.28010	to	$2.28010	$12	1.77%	0.25%	to	0.25%	19.41%	to	19.41%
December 31, 2016	5	$1.90942	to	$1.90942	$10	2.23%	0.25%	to	0.25%	7.54%	to	7.54%
December 31, 2015	16	$1.77556	to	$1.77556	$29	4.70%	0.25%	to	0.25%	-11.10%	to	-11.10%
December 31, 2014	17	$1.99722	to	$1.99722	$34	1.25%	0.25%	to	0.25%	-8.87%	to	-8.87%
December 31, 2013	17	$2.19168	to	$2.19168	$38	1.48%	0.25%	to	0.25%	21.34%	to	21.34%

	ProFund VP Financials
December 31, 2017	7	$1.78310	to	$1.78310	$12	0.34%	0.25%	to	0.25%	17.89%	to	17.89%
December 31, 2016	7	$1.51254	to	$1.51254	$10	0.36%	0.25%	to	0.25%	15.04%	to	15.04%
December 31, 2015	7	$1.31485	to	$1.31485	$9	0.29%	0.25%	to	0.25%	-1.74%	to	-1.74%
December 31, 2014	18	$1.33813	to	$1.33813	$24	0.19%	0.25%	to	0.25%	12.63%	to	12.63%
December 31, 2013	12	$1.18806	to	$1.18806	$14	0.42%	0.25%	to	0.25%	31.74%	to	31.74%

	ProFund VP Health Care
December 31, 2017	1	$3.41427	to	$3.41427	$4	0.00%	0.25%	to	0.25%	20.62%	to	20.62%
December 31, 2016	1	$2.83067	to	$2.83067	$3	0.00%	0.25%	to	0.25%	-4.29%	to	-4.29%
December 31, 2015	1	$2.95756	to	$2.95756	$4	0.00%	0.25%	to	0.25%	4.76%	to	4.76%
December 31, 2014	7	$2.82318	to	$2.82318	$20	0.06%	0.25%	to	0.25%	23.39%	to	23.39%
December 31, 2013	4	$2.28801	to	$2.28801	$8	0.36%	0.25%	to	0.25%	39.41%	to	39.41%

	ProFund VP Japan
December 31, 2017	2	$2.39664	to	$2.39664	$5	0.00%	0.25%	to	0.25%	18.16%	to	18.16%
December 31, 2016	2	$2.02829	to	$2.02829	$5	0.00%	0.25%	to	0.25%	0.16%	to	0.16%
December 31, 2015	6	$2.02498	to	$2.02498	$12	0.00%	0.25%	to	0.25%	5.55%	to	5.55%
December 31, 2014	6	$1.91858	to	$1.91858	$12	0.00%	0.25%	to	0.25%	2.97%	to	2.97%
December 31, 2013	6	$1.86326	to	$1.86326	$12	0.00%	0.25%	to	0.25%	47.86%	to	47.86%

	ProFund VP Mid-Cap Growth
December 31, 2017	1	$3.89194	to	$3.89194	$2	0.00%	0.25%	to	0.25%	18.01%	to	18.01%
December 31, 2016	0(1)	$3.29790	to	$3.29790	$2	0.00%	0.25%	to	0.25%	12.60%	to	12.60%
December 31, 2015	0(1)	$2.92894	to	$2.92894	$1	0.00%	0.25%	to	0.25%	0.03%	to	0.03%
December 31, 2014	0(1)	$2.92795	to	$2.92795	$1	0.00%	0.25%	to	0.25%	5.63%	to	5.63%
December 31, 2013	1	$2.77199	to	$2.77199	$4	0.00%	0.25%	to	0.25%	30.20%	to	30.20%

	ProFund VP Mid-Cap Value
December 31, 2017	0(1)	$3.86782	to	$3.86782	$2	0.32%	0.25%	to	0.25%	10.33%	to	10.33%
December 31, 2016	0(1)	$3.50564	to	$3.50564	$2	0.20%	0.25%	to	0.25%	24.03%	to	24.03%
December 31, 2015	0(1)	$2.82649	to	$2.82649	$1	0.13%	0.25%	to	0.25%	-8.45%	to	-8.45%
December 31, 2014	0(1)	$3.08751	to	$3.08751	$1	0.06%	0.25%	to	0.25%	9.91%	to	9.91%
December 31, 2013	0(1)	$2.80913	to	$2.80913	$1	0.33%	0.25%	to	0.25%	31.83%	to	31.83%

	ProFund VP Government Money Market
December 31, 2017	1,678	$1.06136	to	$1.06136	$1,781	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2016	1,054	$1.06439	to	$1.06439	$1,122	0.02%	0.25%	to	0.25%	-0.29%	to	-0.29%
December 31, 2015	1,355	$1.06744	to	$1.06744	$1,447	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2014	595	$1.07043	to	$1.07043	$637	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2013	1,275	$1.07347	to	$1.07347	$1,368	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
A90

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP NASDAQ-100
December 31, 2017	5	$5.17516	to	$5.17516	$23	0.00%	0.25%	to	0.25%	30.04%	to	30.04%
December 31, 2016	5	$3.97955	to	$3.97955	$20	0.00%	0.25%	to	0.25%	4.99%	to	4.99%
December 31, 2015	31	$3.79030	to	$3.79030	$119	0.00%	0.25%	to	0.25%	7.19%	to	7.19%
December 31, 2014	33	$3.53616	to	$3.53616	$117	0.00%	0.25%	to	0.25%	16.71%	to	16.71%
December 31, 2013	35	$3.02984	to	$3.02984	$105	0.00%	0.25%	to	0.25%	33.94%	to	33.94%

	ProFund VP Pharmaceuticals
December 31, 2017	0(1)	$2.13502	to	$2.13502	$1	1.02%	0.25%	to	0.25%	10.08%	to	10.08%
December 31, 2016	0(1)	$1.93946	to	$1.93946	$1	1.01%	0.25%	to	0.25%	-3.97%	to	-3.97%
December 31, 2015	0(1)	$2.01966	to	$2.01966	$1	0.14%	0.25%	to	0.25%	4.18%	to	4.18%
December 31, 2014	8	$1.93854	to	$1.93854	$16	0.92%	0.25%	to	0.25%	19.06%	to	19.06%
December 31, 2013	3	$1.62825	to	$1.62825	$5	1.73%	0.25%	to	0.25%	31.29%	to	31.29%

	ProFund VP Precious Metals
December 31, 2017	1	$1.03358	to	$1.03358	$1	0.00%	0.25%	to	0.25%	5.02%	to	5.02%
December 31, 2016	1	$0.98418	to	$0.98418	$1	0.00%	0.25%	to	0.25%	55.43%	to	55.43%
December 31, 2015	8	$0.63319	to	$0.63319	$5	0.00%	0.25%	to	0.25%	-33.02%	to	-33.02%
December 31, 2014	8	$0.94531	to	$0.94531	$8	0.00%	0.25%	to	0.25%	-24.06%	to	-24.06%
December 31, 2013	9	$1.24474	to	$1.24474	$11	0.00%	0.25%	to	0.25%	-38.10%	to	-38.10%

	ProFund VP Real Estate
December 31, 2017	4	$2.97769	to	$2.97769	$13	0.98%	0.25%	to	0.25%	7.78%	to	7.78%
December 31, 2016	4	$2.76269	to	$2.76269	$12	1.34%	0.25%	to	0.25%	5.46%	to	5.46%
December 31, 2015	16	$2.61973	to	$2.61973	$41	0.67%	0.25%	to	0.25%	0.07%	to	0.07%
December 31, 2014	16	$2.61779	to	$2.61779	$43	1.57%	0.25%	to	0.25%	24.71%	to	24.71%
December 31, 2013	17	$2.09915	to	$2.09915	$35	1.51%	0.25%	to	0.25%	-0.16%	to	-0.16%

	ProFund VP Short NASDAQ-100
December 31, 2017	—	$0.08037	to	$0.08037	$—	0.00%	0.00%	to	0.00%	-25.23%	to	-25.23%
December 31, 2016	—	$0.10749	to	$0.10749	$—	0.00%	0.25%	to	0.25%	-10.22%	to	-10.22%
December 31, 2015	—	$0.11973	to	$0.11973	$—	0.00%	0.25%	to	0.25%	-13.30%	to	-13.30%
December 31, 2014	—	$0.13809	to	$0.13809	$—	0.00%	0.25%	to	0.25%	-19.54%	to	-19.54%
December 31, 2013	—	$0.17163	to	$0.17163	$—	0.00%	0.25%	to	0.25%	-29.59%	to	-29.59%

	ProFund VP Short Small-Cap
December 31, 2017	—	$0.10014	to	$0.10014	$—	0.00%	0.00%	to	0.00%	-14.37%	to	-14.37%
December 31, 2016	—	$0.11695	to	$0.11695	$—	0.00%	0.25%	to	0.25%	-21.78%	to	-21.78%
December 31, 2015	—	$0.14952	to	$0.14952	$—	0.00%	0.25%	to	0.25%	-1.09%	to	-1.09%
December 31, 2014	—	$0.15117	to	$0.15117	$—	0.00%	0.25%	to	0.25%	-9.48%	to	-9.48%
December 31, 2013	—	$0.16701	to	$0.16701	$—	0.00%	0.25%	to	0.25%	-31.35%	to	-31.35%

	ProFund VP Small-Cap
December 31, 2017	3	$3.56983	to	$3.56983	$10	0.00%	0.25%	to	0.25%	12.15%	to	12.15%
December 31, 2016	3	$3.18308	to	$3.18308	$11	0.00%	0.25%	to	0.25%	19.39%	to	19.39%
December 31, 2015	32	$2.66621	to	$2.66621	$87	0.00%	0.25%	to	0.25%	-6.44%	to	-6.44%
December 31, 2014	34	$2.84976	to	$2.84976	$98	0.00%	0.25%	to	0.25%	2.22%	to	2.22%
December 31, 2013	36	$2.78780	to	$2.78780	$101	0.00%	0.25%	to	0.25%	36.84%	to	36.84%

	ProFund VP Small-Cap Growth
December 31, 2017	4	$4.34088	to	$4.34088	$15	0.00%	0.25%	to	0.25%	12.69%	to	12.69%
December 31, 2016	3	$3.85220	to	$3.85220	$13	0.00%	0.25%	to	0.25%	19.93%	to	19.93%
December 31, 2015	3	$3.21196	to	$3.21196	$10	0.00%	0.25%	to	0.25%	0.92%	to	0.92%
December 31, 2014	3	$3.18262	to	$3.18262	$9	0.00%	0.25%	to	0.25%	1.92%	to	1.92%
December 31, 2013	3	$3.12264	to	$3.12264	$8	0.00%	0.25%	to	0.25%	40.07%	to	40.07%

	ProFund VP Technology
December 31, 2017	0(1)	$4.24328	to	$4.24328	$1	0.06%	0.25%	to	0.25%	34.85%	to	34.85%
December 31, 2016	0(1)	$3.14674	to	$3.14674	$1	0.00%	0.25%	to	0.25%	12.06%	to	12.06%
December 31, 2015	0(1)	$2.80797	to	$2.80797	$1	0.00%	0.25%	to	0.25%	2.15%	to	2.15%
December 31, 2014	1	$2.74887	to	$2.74887	$3	0.00%	0.25%	to	0.25%	17.82%	to	17.82%
December 31, 2013	0(1)	$2.33314	to	$2.33314	$ 0(1)	0.00%	0.25%	to	0.25%	24.88%	to	24.88%

A91

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Telecommunications
December 31, 2017	5	$2.01077	to	$2.01077	$10	5.01%	0.25%	to	0.25%	-2.37%	to	-2.37%
December 31, 2016	5	$2.05951	to	$2.05951	$10	1.60%	0.25%	to	0.25%	21.35%	to	21.35%
December 31, 2015	4	$1.69710	to	$1.69710	$8	1.67%	0.25%	to	0.25%	1.27%	to	1.27%
December 31, 2014	4	$1.67579	to	$1.67579	$7	3.33%	0.25%	to	0.25%	0.31%	to	0.31%
December 31, 2013	3	$1.67053	to	$1.67053	$6	2.49%	0.25%	to	0.25%	11.79%	to	11.79%

	ProFund VP U.S. Government Plus
December 31, 2017	5	$2.23507	to	$2.23507	$11	0.44%	0.25%	to	0.25%	9.21%	to	9.21%
December 31, 2016	5	$2.04651	to	$2.04651	$9	0.00%	0.25%	to	0.25%	-0.56%	to	-0.56%
December 31, 2015	4	$2.05794	to	$2.05794	$9	0.00%	0.25%	to	0.25%	-5.87%	to	-5.87%
December 31, 2014	4	$2.18639	to	$2.18639	$9	0.17%	0.25%	to	0.25%	36.05%	to	36.05%
December 31, 2013	—	$1.60710	to	$1.60710	$—	0.04%	0.25%	to	0.25%	-19.31%	to	-19.31%

	ProFund VP UltraMid-Cap
December 31, 2017	8	$8.21530	to	$8.21530	$66	0.00%	0.25%	to	0.25%	28.54%	to	28.54%
December 31, 2016	24	$6.39137	to	$6.39137	$152	0.00%	0.25%	to	0.25%	37.57%	to	37.57%
December 31, 2015	15	$4.64596	to	$4.64596	$71	0.00%	0.25%	to	0.25%	-9.38%	to	-9.38%
December 31, 2014	10	$5.12661	to	$5.12661	$53	0.00%	0.25%	to	0.25%	15.05%	to	15.05%
December 31, 2013	4	$4.45585	to	$4.45585	$17	0.00%	0.25%	to	0.25%	70.19%	to	70.19%

	ProFund VP UltraNASDAQ-100
December 31, 2017	12	$14.16972	to	$14.16972	$176	0.00%	0.25%	to	0.25%	67.91%	to	67.91%
December 31, 2016	45	$8.43882	to	$8.43882	$379	0.00%	0.25%	to	0.25%	8.35%	to	8.35%
December 31, 2015	23	$7.78836	to	$7.78836	$178	0.00%	0.25%	to	0.25%	13.32%	to	13.32%
December 31, 2014	74	$6.87292	to	$6.87292	$510	0.00%	0.25%	to	0.25%	35.50%	to	35.50%
December 31, 2013	37	$5.07231	to	$5.07231	$186	0.00%	0.25%	to	0.25%	78.60%	to	78.60%

	ProFund VP UltraSmall-Cap
December 31, 2017	7	$6.00328	to	$6.00328	$44	0.00%	0.25%	to	0.25%	24.89%	to	24.89%
December 31, 2016	16	$4.80701	to	$4.80701	$76	0.00%	0.25%	to	0.25%	39.24%	to	39.24%
December 31, 2015	10	$3.45228	to	$3.45228	$36	0.00%	0.25%	to	0.25%	-13.19%	to	-13.19%
December 31, 2014	—	$3.97683	to	$3.97683	$—	0.00%	0.25%	to	0.25%	5.12%	to	5.12%
December 31, 2013	13	$3.78316	to	$3.78316	$51	0.00%	0.25%	to	0.25%	86.20%	to	86.20%

	ProFund VP Bull
December 31, 2017	7	$2.90844	to	$2.90844	$20	0.00%	0.25%	to	0.25%	19.04%	to	19.04%
December 31, 2016	7	$2.44323	to	$2.44323	$18	0.00%	0.25%	to	0.25%	9.39%	to	9.39%
December 31, 2015	26	$2.23358	to	$2.23358	$57	0.00%	0.25%	to	0.25%	-0.70%	to	-0.70%
December 31, 2014	27	$2.24942	to	$2.24942	$61	0.00%	0.25%	to	0.25%	11.19%	to	11.19%
December 31, 2013	26	$2.02303	to	$2.02303	$53	0.00%	0.25%	to	0.25%	29.44%	to	29.44%

	ProFund VP Utilities
December 31, 2017	0(1)	$3.74124	to	$3.74124	$1	2.15%	0.25%	to	0.25%	10.36%	to	10.36%
December 31, 2016	0(1)	$3.38998	to	$3.38998	$1	1.55%	0.25%	to	0.25%	14.79%	to	14.79%
December 31, 2015	0(1)	$2.95330	to	$2.95330	$1	2.03%	0.25%	to	0.25%	-6.63%	to	-6.63%
December 31, 2014	0(1)	$3.16314	to	$3.16314	$1	6.02%	0.25%	to	0.25%	25.57%	to	25.57%
December 31, 2013	0(1)	$2.51900	to	$2.51900	$ 0(1)	9.22%	0.25%	to	0.25%	13.03%	to	13.03%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2017	2,611	$14.59726	to	$31.27885	$66,789	0.00%	0.00%	to	0.90%	18.83%	to	37.88%
December 31, 2016	2,049	$10.61305	to	$22.68512	$41,472	0.00%	0.00%	to	0.90%	1.78%	to	2.70%
December 31, 2015	1,764	$10.36009	to	$22.08934	$36,512	0.00%	0.00%	to	0.90%	2.56%	to	9.58%
December 31, 2014	1,594	$18.98799	to	$20.15754	$31,666	0.00%	0.00%	to	0.90%	2.45%	to	8.34%
December 31, 2013	1,489	$17.68319	to	$18.60497	$27,326	0.00%	0.00%	to	0.90%	42.74%	to	44.03%

	AST Cohen & Steers Realty Portfolio
December 31, 2017	430	$12.30363	to	$25.16519	$10,808	0.00%	0.10%	to	0.25%	5.98%	to	6.14%
December 31, 2016	422	$11.60937	to	$23.70983	$10,002	0.00%	0.10%	to	0.25%	4.55%	to	4.71%
December 31, 2015	388	$11.10390	to	$22.64375	$8,792	0.00%	0.10%	to	0.25%	4.46%	to	11.04%
December 31, 2014	353	$21.61925	to	$21.61925	$7,630	0.00%	0.10%	to	0.10%	7.80%	to	30.78%
December 31, 2013	314	$16.53090	to	$16.53090	$5,198	0.00%	0.10%	to	0.10%	3.03%	to	3.03%

A92

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2017	541	$19.11915	to	$19.22895	$10,365	0.00%	0.10%	to	0.25%	11.86%		to	12.03%
December 31, 2016	491	$17.06612	to	$17.18990	$8,408	0.00%	0.10%	to	0.25%	3.58%		to	3.73%
December 31, 2015	456	$16.45192	to	$16.59599	$7,527	0.00%	0.10%	to	0.25%	-3.00%		to	0.54%
December 31, 2014	397	$16.49849	to	$16.66786	$6,582	0.00%	0.10%	to	0.25%	0.95%		to	5.34%
December 31, 2013	336	$15.66161	to	$15.84616	$5,285	0.00%	0.10%	to	0.25%	10.76%		to	10.92%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2017	467	$11.07486	to	$19.49533	$8,486	0.00%	0.10%	to	0.25%	16.26%		to	16.43%
December 31, 2016	409	$9.52580	to	$16.74354	$6,632	0.00%	0.10%	to	0.25%	5.86%		to	6.02%
December 31, 2015	365	$8.99815	to	$15.79253	$5,723	0.00%	0.10%	to	0.25%	-11.00%		to	-6.16%	(3)
December 31, 2014	346	$16.82860	to	$16.82860	$5,825	0.00%	0.10%	to	0.10%	-4.50%		to	1.46%
December 31, 2013	322	$16.58696	to	$16.58696	$5,347	0.00%	0.10%	to	0.10%	34.49%		to	34.49%

	AST Small-Cap Value Portfolio
December 31, 2017	373	$13.94516	to	$28.51649	$10,643	0.00%	0.10%	to	0.25%	7.08%		to	7.24%
December 31, 2016	358	$13.02318	to	$26.59138	$9,471	0.00%	0.10%	to	0.25%	28.88%		to	29.07%
December 31, 2015	334	$10.10491	to	$20.60184	$6,888	0.00%	0.10%	to	0.25%	-5.21%		to	1.45%
December 31, 2014	323	$21.55128	to	$21.55128	$6,955	0.00%	0.10%	to	0.10%	1.90%		to	5.16%
December 31, 2013	309	$20.49319	to	$20.49319	$6,337	0.00%	0.10%	to	0.10%	37.26%		to	37.26%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2017	686	$11.81267	to	$30.84605	$14,463	0.00%	0.10%	to	0.25%	13.29%		to	26.96%
December 31, 2016	451	$9.31792	to	$24.29544	$8,815	0.00%	0.10%	to	0.25%	1.39%		to	1.54%
December 31, 2015	308	$9.19006	to	$23.92640	$6,773	0.00%	0.10%	to	0.25%	-8.45%		to	-2.35%
December 31, 2014	227	$25.39399	to	$25.39399	$5,759	0.00%	0.10%	to	0.10%	2.76%		to	11.42%
December 31, 2013	206	$22.79208	to	$22.79208	$4,686	0.00%	0.10%	to	0.10%	32.06%		to	32.06%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2017	2,269	$12.89941	to	$19.57783	$41,716	0.00%	0.00%	to	0.90%	18.13%		to	19.19%
December 31, 2016	2,205	$10.84943	to	$16.42566	$34,654	0.00%	0.00%	to	0.90%	18.82%		to	19.88%
December 31, 2015	2,084	$9.07249	to	$13.70120	$27,745	0.00%	0.00%	to	0.90%	-9.98%		to	-7.84%	(3)
December 31, 2014	2,047	$14.00308	to	$14.86597	$30,007	0.00%	0.00%	to	0.90%	3.07%		to	13.75%
December 31, 2013	1,920	$12.42155	to	$13.06945	$24,781	0.00%	0.00%	to	0.90%	38.61%		to	39.86%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2017	943	$14.66524	to	$29.75062	$23,507	0.00%	0.00%	to	0.90%	31.80%		to	32.99%
December 31, 2016	845	$11.05507	to	$22.39348	$16,500	0.00%	0.00%	to	0.90%	4.64%		to	5.57%
December 31, 2015	870	$10.49742	to	$21.23221	$16,573	0.00%	0.00%	to	0.90%	4.02%	(3)	to	10.07%
December 31, 2014	899	$15.07361	to	$19.30884	$15,587	0.00%	0.00%	to	0.90%	3.73%		to	10.59%
December 31, 2013	920	$13.75290	to	$17.47747	$14,369	0.00%	0.00%	to	0.90%	35.39%		to	36.61%

	AST MFS Growth Portfolio
December 31, 2017	622	$13.81409	to	$29.14020	$12,249	0.00%	0.10%	to	0.25%	14.80%		to	30.58%
December 31, 2016	386	$10.59514	to	$22.31671	$6,591	0.00%	0.10%	to	0.25%	1.66%		to	1.81%
December 31, 2015	207	$10.42243	to	$21.92026	$4,199	0.00%	0.10%	to	0.25%	3.26%		to	7.12%
December 31, 2014	155	$20.46295	to	$20.46295	$3,175	0.00%	0.10%	to	0.10%	3.14%		to	8.60%
December 31, 2013	127	$18.84230	to	$18.84230	$2,394	0.00%	0.10%	to	0.10%	36.57%		to	36.57%

	AST Small-Cap Growth Portfolio
December 31, 2017	1,148	$24.94542	to	$27.20245	$30,600	0.00%	0.00%	to	0.90%	22.81%		to	23.91%
December 31, 2016	1,071	$20.31185	to	$21.95263	$23,075	0.00%	0.00%	to	0.90%	11.08%		to	12.07%
December 31, 2015	1,050	$18.28611	to	$19.58745	$20,210	0.00%	0.00%	to	0.90%	-4.85%		to	0.79%
December 31, 2014	1,012	$18.30683	to	$19.43458	$19,378	0.00%	0.00%	to	0.90%	2.89%		to	4.09%
December 31, 2013	995	$17.79202	to	$18.71957	$18,387	0.00%	0.00%	to	0.90%	33.97%		to	35.17%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2017	633	$10.20892	to	$13.88236	$7,805	0.00%	0.10%	to	0.25%	0.68%		to	1.60%
December 31, 2016	424	$10.06295	to	$13.66344	$5,438	0.00%	0.10%	to	0.25%	1.38%		to	1.53%
December 31, 2015	223	$9.92588	to	$13.45725	$2,877	0.00%	0.10%	to	0.25%	-0.74%		to	0.38%
December 31, 2014	165	$13.40620	to	$13.40620	$2,217	0.00%	0.10%	to	0.10%	-0.89%		to	-0.20%
December 31, 2013	148	$13.43281	to	$13.43281	$1,984	0.00%	0.10%	to	0.10%	-2.27%		to	-2.27%

A93

Note 7:	Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)	Unit Value Lowest — Highest					Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest				Total Return*** Lowest — Highest
	AST T. Rowe Price Natural Resources Portfolio
December 31, 2017	1,024	$16.55205		to	$16.55205		$16,957	0.00%	0.10%		to	0.10%		10.20%	to	10.20%
December 31, 2016	966	$15.02062		to	$15.02062		$14,503	0.00%	0.10%		to	0.10%		24.49%	to	24.49%
December 31, 2015	880	$12.06576	(5)	to	$12.06576		$10,617	0.00%	0.10%		to	0.10%	(5)	-23.60%	to	-19.33%	(3)
December 31, 2014	839	$14.95723		to	$14.95723		$12,553	0.00%	0.10%		to	0.10%		-16.57%	to	-8.45%
December 31, 2013	775	$16.33792		to	$16.33792		$12,661	0.00%	0.10%		to	0.10%		15.27%	to	15.27%

	AST MFS Global Equity Portfolio
December 31, 2017	1,053	$12.45196		to	$28.30373		$18,328	0.00%	0.10%		to	0.25%		11.40%	to	23.72%
December 31, 2016	654	$10.08005		to	$22.87816		$10,302	0.00%	0.10%		to	0.25%		6.84%	to	7.00%
December 31, 2015	405	$9.43437		to	$21.38066		$6,754	0.00%	0.10%		to	0.25%		-6.34%	to	2.10%
December 31, 2014	203	$21.72023		to	$21.72023		$4,417	0.00%	0.10%		to	0.10%		0.29%	to	3.53%
December 31, 2013	162	$20.98033		to	$20.98033		$3,398	0.00%	0.10%		to	0.10%		27.51%	to	27.51%

	AST J.P. Morgan International Equity Portfolio
December 31, 2017	938	$11.57629		to	$18.47077		$14,293	0.00%	0.10%		to	0.25%		15.77%	to	29.50%
December 31, 2016	590	$8.95249		to	$14.26309		$7,798	0.00%	0.10%		to	0.25%		1.68%	to	1.83%
December 31, 2015	474	$8.80480		to	$14.00691		$6,497	0.00%	0.10%		to	0.25%		-12.51%	to	-2.89%	(3)
December 31, 2014	401	$14.42397		to	$14.42397		$5,779	0.00%	0.10%		to	0.10%		-6.94%	to	-6.46%
December 31, 2013	352	$15.41982		to	$15.41982		$5,435	0.00%	0.10%		to	0.10%		15.25%	to	15.25%

	AST Templeton Global Bond Portfolio
December 31, 2017	496	$10.04330		to	$14.26307		$5,995	0.00%	0.10%		to	0.25%		1.79%	to	1.94%
December 31, 2016	299	$9.86693		to	$13.99175		$3,840	0.00%	0.10%		to	0.25%		4.10%	to	4.25%
December 31, 2015	222	$9.47853		to	$13.42118		$2,861	0.00%	0.10%		to	0.25%		-5.21%	to	-4.71%	(3)
December 31, 2014	152	$14.08501		to	$14.08501		$2,137	0.00%	0.10%		to	0.10%		-3.16%	to	0.46%
December 31, 2013	139	$14.02102		to	$14.02102		$1,954	0.00%	0.10%		to	0.10%		-3.85%	to	-3.85%

	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)
December 31, 2017	41	$12.59302		to	$21.26685		$747	0.37%	0.00%		to	0.25%		17.81%	to	18.11%
December 31, 2016	28	$10.68881		to	$17.85072		$458	0.53%	0.10%		to	0.25%		9.37%	to	9.53%
December 31, 2015	20	$9.77318		to	$16.29734	(5)	$328	0.33%	0.10%	(5)	to	0.25%		-3.07%	to	-0.69%	(3)
December 31, 2014	19	$16.41052		to	$16.41052		$310	0.13%	0.10%		to	0.10%		3.83%	to	10.00%
December 31, 2013	17	$14.91861		to	$14.91861		$261	0.69%	0.10%		to	0.10%		37.28%	to	37.28%

	American Century VP Mid Cap Value Fund (Class I)
December 31, 2017	299	$27.95151		to	$28.22292		$8,360	1.55%	0.00%		to	0.10%		11.58%	to	11.69%
December 31, 2016	266	$25.05009		to	$25.26816		$6,680	1.72%	0.00%		to	0.10%		22.73%	to	22.85%
December 31, 2015	203	$20.41040		to	$20.56755		$4,147	1.67%	0.00%		to	0.10%		-3.04%	to	-1.43%
December 31, 2014	201	$20.72782		to	$20.86638		$4,168	1.19%	0.00%		to	0.10%		3.86%	to	16.42%
December 31, 2013	128	$17.82173		to	$17.92297		$2,291	1.23%	0.00%		to	0.10%		29.98%	to	30.12%

	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (expired May 19, 2017)
December 31, 2017	—	$10.86763		to	$21.76798		$—	0.00%	0.00%		to	0.25%		4.89%	to	4.99%
December 31, 2016	311	$10.36081		to	$20.73300		$5,013	0.61%	0.00%		to	0.25%		11.75%	to	12.03%
December 31, 2015	140	$9.27113		to	$18.50636		$2,311	0.61%	0.00%		to	0.25%		-8.00%	to	-5.87%	(3)
December 31, 2014	82	$19.53004		to	$19.66072		$1,605	0.58%	0.00%		to	0.10%		3.99%	to	15.86%
December 31, 2013	58	$16.87307		to	$16.96908		$979	0.81%	0.00%		to	0.10%		40.45%	to	40.59%

	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
December 31, 2017	63	$11.93523		to	$22.12720		$1,089	0.88%	0.00%		to	0.25%		14.75%	to	15.04%
December 31, 2016	52	$10.40072		to	$19.23447		$807	0.95%	0.00%		to	0.25%		9.80%	to	10.08%
December 31, 2015	33	$9.47222		to	$17.47378		$526	0.73%	0.00%		to	0.25%		-6.51%	to	-3.42%	(3)
December 31, 2014	22	$17.97133		to	$17.97133		$403	0.74%	0.10%		to	0.10%		1.82%	to	13.02%
December 31, 2013	14	$15.90122		to	$15.90122		$215	0.97%	0.10%		to	0.10%		33.86%	to	33.86%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)
December 31, 2017	263	$12.49630		to	$24.33158		$4,320	0.56%	0.00%		to	0.25%		14.75%	to	15.04%
December 31, 2016	97	$10.88965		to	$21.15057		$1,550	0.71%	0.00%		to	0.25%		14.91%	to	15.20%
December 31, 2015	47	$9.47628		to	$18.35969		$808	0.41%	0.00%		to	0.25%		-6.23%	to	-2.52%	(3)
December 31, 2014	38	$18.70855		to	$18.83357		$709	0.70%	0.00%		to	0.10%		0.32%	to	11.76%
December 31, 2013	34	$16.75664		to	$16.85170		$562	0.98%	0.00%		to	0.10%		34.56%	to	34.70%
A94

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Utilities Series (Initial Class)
December 31, 2017	711	$10.54938	to	$17.48031	$10,705	4.49%	0.00%	to	0.25%	14.55%	to	14.83%
December 31, 2016	506	$9.20972	to	$15.22264	$7,056	3.97%	0.00%	to	0.25%	11.19%	to	11.47%
December 31, 2015	364	$8.28255	to	$13.65611	$4,854	4.42%	0.00%	to	0.25%	-17.36%	to	-4.95%
December 31, 2014	291	$15.86916	to	$15.97543	$4,622	2.20%	0.00%	to	0.10%	-2.92%	to	12.73%
December 31, 2013	211	$14.09086	to	$14.17104	$2,968	2.52%	0.00%	to	0.10%	20.40%	to	20.52%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2017	4,311	$10.45483	to	$13.15831	$55,270	0.00%	0.00%	to	0.90%	3.43%	to	4.36%
December 31, 2016	4,379	$10.04289	to	$12.60839	$54,184	0.00%	0.00%	to	0.90%	3.30%	to	4.23%
December 31, 2015	4,261	$9.65966	to	$12.09710	$50,787	0.00%	0.00%	to	0.90%	-3.10%	to	-2.11%	(3)
December 31, 2014	4,669	$11.80815	to	$12.35754	$56,990	0.00%	0.00%	to	0.90%	0.52%	to	4.23%
December 31, 2013	5,396	$11.43076	to	$11.85595	$63,362	0.00%	0.00%	to	0.90%	-2.71%	to	-1.84%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2017	1,000	$24.12525	to	$24.12525	$24,124	0.00%	0.25%	to	0.25%	15.12%	to	15.12%
December 31, 2016	818	$20.95670	to	$20.95670	$17,135	0.00%	0.25%	to	0.25%	7.27%	to	7.27%
December 31, 2015	652	$19.53551	to	$19.53551	$12,738	0.00%	0.25%	to	0.25%	-3.76%	to	1.69%
December 31, 2014	383	$19.57608	to	$19.57608	$7,498	0.00%	0.25%	to	0.25%	3.52%	to	5.62%
December 31, 2013	194	$18.53521	to	$18.53521	$3,591	0.00%	0.25%	to	0.25%	16.54%	to	16.54%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2017	3,720	$11.73967	to	$19.20301	$69,884	0.00%	0.00%	to	0.90%	12.58%	to	13.59%
December 31, 2016	3,879	$10.36073	to	$16.90512	$64,699	0.00%	0.00%	to	0.90%	5.58%	to	6.52%
December 31, 2015	3,955	$9.75054	to	$15.86981	$62,132	0.00%	0.00%	to	0.90%	-2.87%	to	2.04%
December 31, 2014	3,934	$15.25259	to	$15.97078	$62,318	0.00%	0.00%	to	0.90%	1.82%	to	5.51%
December 31, 2013	3,904	$14.58693	to	$15.07499	$58,697	0.00%	0.10%	to	0.90%	19.43%	to	20.38%

	AST Balanced Asset Allocation Portfolio
December 31, 2017	8,244	$18.07964	to	$19.44524	$157,924	0.00%	0.00%	to	0.90%	8.89%	to	14.90%
December 31, 2016	7,941	$15.87561	to	$16.92294	$132,630	0.00%	0.00%	to	0.90%	5.35%	to	6.30%
December 31, 2015	7,510	$15.06917	to	$15.92044	$118,230	0.00%	0.00%	to	0.90%	-2.86%	to	0.48%
December 31, 2014	7,035	$15.13278	to	$15.84493	$110,420	0.00%	0.00%	to	0.90%	0.72%	to	6.52%
December 31, 2013	6,619	$14.33414	to	$14.87479	$97,708	0.00%	0.00%	to	0.90%	16.60%	to	17.65%

	AST Preservation Asset Allocation Portfolio
December 31, 2017	1,768	$15.45249	to	$16.61673	$28,853	0.00%	0.00%	to	0.90%	5.98%	to	10.13%
December 31, 2016	2,396	$14.15713	to	$15.08850	$35,619	0.00%	0.00%	to	0.90%	4.58%	to	5.52%
December 31, 2015	1,687	$13.53655	to	$14.29868	$23,815	0.00%	0.00%	to	0.90%	-2.27%	to	0.14%
December 31, 2014	1,656	$13.63878	to	$14.27814	$23,383	0.00%	0.00%	to	0.90%	0.55%	to	5.78%
December 31, 2013	1,642	$13.01018	to	$13.49858	$21,961	0.00%	0.00%	to	0.90%	8.24%	to	9.21%

	AST FI Pyramis Quantitative Portfolio
December 31, 2017	318	$22.10568	to	$22.10568	$7,021	0.00%	0.25%	to	0.25%	8.93%	to	16.18%
December 31, 2016	262	$19.02692	to	$19.02692	$4,978	0.00%	0.25%	to	0.25%	3.99%	to	3.99%
December 31, 2015	214	$18.29645	to	$18.29645	$3,909	0.00%	0.25%	to	0.25%	-4.01%	to	0.74%
December 31, 2014	149	$18.16218	to	$18.16218	$2,702	0.00%	0.25%	to	0.25%	2.89%	to	2.89%
December 31, 2013	109	$17.65126	to	$17.65126	$1,921	0.00%	0.25%	to	0.25%	14.47%	to	14.47%

	AST Prudential Growth Allocation Portfolio
December 31, 2017	1,354	$24.89644	to	$24.89644	$33,715	0.00%	0.25%	to	0.25%	15.81%	to	15.81%
December 31, 2016	760	$21.49826	to	$21.49826	$16,346	0.00%	0.25%	to	0.25%	9.82%	to	9.82%
December 31, 2015	578	$19.57619	to	$19.57619	$11,306	0.00%	0.25%	to	0.25%	-4.30%	to	-0.86%	(3)
December 31, 2014	352	$19.74597	to	$19.74597	$6,957	0.00%	0.25%	to	0.25%	5.66%	to	8.93%
December 31, 2013	150	$18.12798	to	$18.12798	$2,715	0.00%	0.25%	to	0.25%	16.73%	to	16.73%

	AST Advanced Strategies Portfolio
December 31, 2017	372	$25.06915	to	$25.06915	$9,332	0.00%	0.25%	to	0.25%	9.92%	to	16.63%
December 31, 2016	303	$21.49382	to	$21.49382	$6,523	0.00%	0.25%	to	0.25%	6.84%	to	6.84%
December 31, 2015	251	$20.11804	to	$20.11804	$5,050	0.00%	0.25%	to	0.25%	-3.31%	to	0.55%
December 31, 2014	212	$20.00776	to	$20.00776	$4,249	0.00%	0.25%	to	0.25%	3.22%	to	5.84%
December 31, 2013	127	$18.90316	to	$18.90316	$2,398	0.00%	0.25%	to	0.25%	16.27%	to	16.27%

A95

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Schroders Global Tactical Portfolio (expired April 28, 2017)
December 31, 2017	—	$22.15600	to	$22.15600	$—	0.00%	0.25%	to	0.25%	4.50%	to	4.50%
December 31, 2016	443	$21.20150	to	$21.20150	$9,389	0.00%	0.25%	to	0.25%	6.55%	to	6.55%
December 31, 2015	397	$19.89794	to	$19.89794	$7,907	0.00%	0.25%	to	0.25%	-4.96%	to	-0.79%	(4)
December 31, 2014	188	$20.13806	to	$20.13806	$3,779	0.00%	0.25%	to	0.25%	4.34%	to	5.60%
December 31, 2013	100	$19.07059	to	$19.07059	$1,899	0.00%	0.25%	to	0.25%	17.76%	to	17.76%

	AST RCM World Trends Portfolio
December 31, 2017	206	$20.80907	to	$20.80907	$4,283	0.00%	0.25%	to	0.25%	15.94%	to	15.94%
December 31, 2016	181	$17.94782	to	$17.94782	$3,241	0.00%	0.25%	to	0.25%	4.55%	to	4.55%
December 31, 2015	147	$17.16630	to	$17.16630	$2,521	0.00%	0.25%	to	0.25%	-4.14%	to	-0.41%	(3)
December 31, 2014	116	$17.23773	to	$17.23773	$2,005	0.00%	0.25%	to	0.25%	2.20%	to	4.88%
December 31, 2013	80	$16.43612	to	$16.43612	$1,315	0.00%	0.25%	to	0.25%	12.16%	to	12.16%

	AST BlackRock Global Strategies Portfolio
December 31, 2017	13,698	$13.27441	to	$14.09159	$190,644	0.00%	0.00%	to	0.90%	11.61%	to	12.61%
December 31, 2016	13,614	$11.89359	to	$12.51364	$168,562	0.00%	0.00%	to	0.90%	6.01%	to	6.96%
December 31, 2015	13,410	$11.21955	to	$11.69950	$155,517	0.00%	0.00%	to	0.90%	-5.91%	to	0.44%
December 31, 2014	13,042	$11.67068	to	$12.06137	$156,237	0.00%	0.00%	to	0.90%	-0.69%	to	4.89%
December 31, 2013	12,775	$11.22618	to	$11.49857	$146,159	0.00%	0.00%	to	0.90%	9.86%	to	10.85%

	TOPS Aggressive Growth ETF Portfolio (Class 2)
December 31, 2017	400	$12.49541	to	$20.80059	$6,800	1.38%	0.10%	to	0.25%	20.09%	to	20.27%
December 31, 2016	223	$10.40479	to	$17.29453	$3,486	1.12%	0.10%	to	0.25%	12.88%	to	13.05%
December 31, 2015	149	$9.21769	to	$15.29872	$2,196	1.13%	0.10%	to	0.25%	-8.60%	to	-3.76%
December 31, 2014	93	$15.89646	to	$15.89646	$1,484	0.97%	0.10%	to	0.10%	-1.71%	to	4.71%
December 31, 2013	42	$15.18158	to	$15.18158	$634	0.90%	0.10%	to	0.10%	22.51%	to	22.51%

	TOPS Balanced ETF Portfolio (Class 2)
December 31, 2017	473	$11.27745	to	$15.12326	$5,918	1.49%	0.10%	to	0.25%	6.59%	to	10.84%
December 31, 2016	289	$10.18999	to	$13.64469	$3,349	1.11%	0.10%	to	0.25%	7.65%	to	7.81%
December 31, 2015	126	$9.46629	to	$12.65664	$1,482	1.38%	0.10%	to	0.25%	-5.58%	to	-2.66%
December 31, 2014	71	$13.00234	to	$13.00234	$930	1.89%	0.10%	to	0.10%	-1.46%	to	3.44%
December 31, 2013	41	$12.57021	to	$12.57021	$510	1.45%	0.10%	to	0.10%	8.99%	to	8.99%

	TOPS Conservative ETF Portfolio (Class 2)
December 31, 2017	82	$10.80993	to	$13.20460	$946	0.75%	0.10%	to	0.25%	6.56%	to	6.72%
December 31, 2016	70	$10.14404	to	$12.37284	$749	0.42%	0.10%	to	0.25%	5.56%	to	5.72%
December 31, 2015	23	$9.60974	to	$11.70357	$243	1.52%	0.10%	to	0.25%	-4.07%	to	-2.19%
December 31, 2014	10	$11.96563	to	$11.96563	$122	0.60%	0.10%	to	0.10%	-1.31%	to	2.02%
December 31, 2013	6	$11.72864	to	$11.72864	$71	1.37%	0.10%	to	0.10%	4.46%	to	4.46%

	TOPS Growth ETF Portfolio (Class 2)
December 31, 2017	583	$12.10311	to	$20.48029	$9,360	1.44%	0.10%	to	0.25%	17.65%	to	17.82%
December 31, 2016	303	$10.28761	to	$17.38233	$4,507	1.38%	0.10%	to	0.25%	12.05%	to	12.21%
December 31, 2015	166	$9.18167	to	$15.49062	$2,469	1.65%	0.10%	to	0.25%	-8.78%	to	-4.44%
December 31, 2014	85	$16.21004	to	$16.21004	$1,371	1.39%	0.10%	to	0.10%	-2.29%	to	3.55%
December 31, 2013	55	$15.65369	to	$15.65369	$856	0.96%	0.10%	to	0.10%	18.77%	to	18.77%

	TOPS Moderate Growth ETF Portfolio (Class 2)
December 31, 2017	710	$11.71550	to	$16.81098	$10,369	1.24%	0.10%	to	0.25%	13.83%	to	14.00%
December 31, 2016	604	$10.29216	to	$14.74651	$8,171	0.93%	0.10%	to	0.25%	10.24%	to	10.41%
December 31, 2015	253	$9.33593	to	$13.35641	$2,963	2.03%	0.10%	to	0.25%	-7.13%	to	-3.53%
December 31, 2014	89	$13.84521	to	$13.84521	$1,227	2.31%	0.10%	to	0.10%	-1.84%	to	3.38%
December 31, 2013	56	$13.39250	to	$13.39250	$756	1.12%	0.10%	to	0.10%	12.90%	to	12.90%

	TOPS Managed Risk Balanced ETF Portfolio (Class 2)
December 31, 2017	287	$12.80170	to	$13.35270	$3,816	1.53%	0.10%	to	0.25%	10.31%	to	10.47%
December 31, 2016	245	$11.58804	to	$12.10502	$2,948	1.33%	0.10%	to	0.25%	5.96%	to	6.12%
December 31, 2015	194	$10.91989	to	$11.42410	$2,203	1.34%	0.10%	to	0.25%	-7.37%	to	-4.59%
December 31, 2014	120	$11.44556	to	$11.99196	$1,433	1.11%	0.10%	to	0.25%	-1.44%	to	2.96%
December 31, 2013	67	$11.11688	to	$11.66510	$787	0.88%	0.10%	to	0.25%	7.66%	to	7.82%

A96

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS Managed Risk Growth ETF Portfolio (Class 2)
December 31, 2017	492	$13.54969	to	$14.18395	$6,963	1.64%	0.10%	to	0.25%	17.37%		to	17.54%
December 31, 2016	419	$11.52771	to	$12.08530	$5,053	1.15%	0.10%	to	0.25%	5.31%		to	5.46%
December 31, 2015	648	$10.93062	to	$11.47637	$7,275	1.48%	0.10%	to	0.25%	-11.85%		to	-9.24%
December 31, 2014	548	$12.04300	to	$12.66329	$6,775	0.95%	0.10%	to	0.25%	-3.18%		to	1.21%
December 31, 2013	140	$11.89877	to	$12.53053	$1,745	1.03%	0.10%	to	0.25%	15.67%		to	15.84%

	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
December 31, 2017	359	$13.43861	to	$14.06283	$4,999	1.67%	0.10%	to	0.25%	13.56%		to	13.73%
December 31, 2016	315	$11.81600	to	$12.38337	$3,865	1.57%	0.10%	to	0.25%	6.05%		to	6.21%
December 31, 2015	259	$11.12558	to	$11.67720	$2,992	1.43%	0.10%	to	0.25%	-9.68%		to	-6.45%
December 31, 2014	183	$11.89298	to	$12.50138	$2,261	1.38%	0.10%	to	0.25%	-2.00%		to	2.71%
December 31, 2013	80	$11.57948	to	$12.19007	$965	0.87%	0.10%	to	0.25%	12.11%		to	12.28%

	American Funds IS Growth Fund (Class 2) (available October 7, 2013)
December 31, 2017	1,114	$14.08949	to	$17.41347	$16,527	0.64%	0.10%	to	0.25%	13.86%		to	28.16%
December 31, 2016	574	$11.00983	to	$13.58701	$6,725	1.03%	0.10%	to	0.25%	9.22%		to	9.38%
December 31, 2015	170	$10.08083	to	$12.42196	$1,918	0.99%	0.10%	to	0.25%	0.03%	(3)	to	6.75%
December 31, 2014	42	$11.63643	to	$11.63643	$492	1.37%	0.10%	to	0.10%	1.12%		to	8.40%
December 31, 2013	5	$10.73463	to	$10.73463	$50	0.84%	0.10%	to	0.10%	8.55%		to	8.55%

	American Funds IS Growth-Income Fund (Class 2) (available October 7, 2013)
December 31, 2017	1,886	$14.95132	to	$16.73142	$28,531	1.62%	0.10%	to	0.25%	13.18%		to	22.26%
December 31, 2016	1,325	$12.24736	to	$13.68515	$16,394	1.73%	0.10%	to	0.25%	11.24%		to	11.41%
December 31, 2015	707	$11.00941	to	$12.28365	$7,866	1.98%	0.10%	to	0.25%	-3.10%		to	1.35%
December 31, 2014	148	$10.87872	to	$12.11965	$1,654	3.14%	0.10%	to	0.25%	0.74%		to	10.52%
December 31, 2013	1	$10.96565	to	$10.96565	$16	0.70%	0.10%	to	0.10%	10.61%		to	10.61%

	American Funds IS International Fund (Class 2) (available October 7, 2013)
December 31, 2017	1,694	$11.97244	to	$13.47894	$20,650	1.59%	0.10%	to	0.25%	16.07%		to	32.01%
December 31, 2016	825	$9.08268	to	$10.21031	$7,636	2.35%	0.10%	to	0.25%	3.27%		to	3.43%
December 31, 2015	148	$8.79468	to	$9.87177	$1,377	2.78%	0.10%	to	0.25%	-12.57%		to	-0.66%
December 31, 2014	21	$10.34997	to	$10.34997	$214	2.39%	0.10%	to	0.10%	-4.97%		to	-2.75%
December 31, 2013	1	$10.64264	to	$10.64264	$8	0.48%	0.10%	to	0.10%	7.18%		to	7.18%

	Fidelity VIP Contrafund Portfolio (Service Class 2) (available October 7, 2013)
December 31, 2017	937	$12.71370	to	$15.95327	$12,706	0.90%	0.10%	to	0.25%	21.28%		to	21.47%
December 31, 2016	535	$10.48261	to	$13.13404	$6,046	0.89%	0.10%	to	0.25%	7.46%		to	7.62%
December 31, 2015	217	$9.75473	to	$12.20387	$2,353	1.51%	0.10%	to	0.25%	-3.48%		to	3.98%
December 31, 2014	40	$12.16547	to	$12.16547	$489	1.49%	0.10%	to	0.10%	2.54%		to	11.54%
December 31, 2013	1	$10.90655	to	$10.90655	$11	1.59%	0.10%	to	0.10%	10.13%		to	10.13%

	Fidelity VIP Mid Cap Portfolio (Service Class 2) (available October 7, 2013)
December 31, 2017	829	$12.73494	to	$15.25715	$11,116	0.57%	0.10%	to	0.25%	20.24%		to	20.42%
December 31, 2016	430	$10.59163	to	$12.67031	$4,862	0.43%	0.10%	to	0.25%	11.64%		to	11.81%
December 31, 2015	197	$9.48692	to	$11.33184	$2,043	0.50%	0.10%	to	0.25%	-6.25%		to	-0.61%
December 31, 2014	39	$11.53092	to	$11.53092	$444	0.03%	0.10%	to	0.10%	-0.32%		to	5.93%
December 31, 2013	2	$10.88577	to	$10.88577	$27	0.57%	0.10%	to	0.10%	10.23%		to	10.23%

	Franklin Income VIP Fund (Class 2) (available October 7, 2013)
December 31, 2017	480	$11.27120	to	$12.73414	$5,583	3.98%	0.10%	to	0.25%	9.40%		to	9.56%
December 31, 2016	270	$10.30279	to	$11.62259	$2,899	4.47%	0.10%	to	0.25%	13.74%		to	13.91%
December 31, 2015	114	$9.05827	to	$10.20342	$1,112	3.69%	0.10%	to	0.25%	-9.75%		to	-0.77%
December 31, 2014	38	$10.98888	to	$10.98888	$415	5.00%	0.10%	to	0.10%	-4.16%		to	4.51%
December 31, 2013	1	$10.51449	to	$10.51449	$9	0.00%	0.10%	to	0.10%	5.42%		to	5.42%

	Franklin Mutual Shares VIP Fund (Class 2) (available October 7, 2013)
December 31, 2017	346	$11.41491	to	$13.63353	$4,081	2.43%	0.10%	to	0.25%	8.08%		to	8.24%
December 31, 2016	225	$10.56183	to	$12.59571	$2,467	2.15%	0.10%	to	0.25%	15.77%		to	15.94%
December 31, 2015	139	$9.12311	to	$10.86373	$1,332	5.09%	0.10%	to	0.25%	-9.31%		to	-5.03%	(3)
December 31, 2014	21	$11.43933	to	$11.43933	$238	3.60%	0.10%	to	0.10%	-1.25%		to	7.02%
December 31, 2013	0(1)	$10.68946	to	$10.68946	$2	0.00%	0.10%	to	0.10%	7.59%		to	7.59%

A97

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Templeton Growth VIP Fund (Class 2) (available October 7, 2013)
December 31, 2017	225	$11.42555	to	$12.59914	$2,632	1.40%	0.10%	to	0.25%	18.20%	to	18.38%
December 31, 2016	113	$9.66588	to	$10.64287	$1,125	2.00%	0.10%	to	0.25%	9.35%	to	9.51%
December 31, 2015	63	$8.83960	to	$9.71867	$579	1.78%	0.10%	to	0.25%	-11.89%	to	-6.58%	(3)
December 31, 2014	15	$10.40322	to	$10.40322	$159	1.41%	0.10%	to	0.10%	-6.67%	to	-2.91%
December 31, 2013	0(1)	$10.71524	to	$10.71524	$1	0.00%	0.10%	to	0.10%	7.61%	to	7.61%

	Hartford Capital Appreciation HLS Fund (Class IB) (available October 7, 2013)
December 31, 2017	78	$15.00928	to	$15.00928	$1,172	0.99%	0.10%	to	0.10%	21.69%	to	21.69%
December 31, 2016	62	$12.33366	to	$12.33366	$769	1.05%	0.10%	to	0.10%	5.14%	to	5.14%
December 31, 2015	46	$11.73112	to	$11.73112	$542	0.86%	0.10%	to	0.10%	-4.86%	to	0.69%
December 31, 2014	24	$11.65121	to	$11.65121	$280	1.09%	0.10%	to	0.10%	-0.57%	to	6.93%
December 31, 2013	1	$10.89612	to	$10.89612	$13	1.00%	0.10%	to	0.10%	10.05%	to	10.05%

	Hartford Disciplined Equity HLS Fund (Class IB) (available October 7, 2013)
December 31, 2017	79	$17.32933	to	$17.32933	$1,361	0.81%	0.10%	to	0.10%	21.51%	to	21.51%
December 31, 2016	58	$14.26173	to	$14.26173	$829	0.80%	0.10%	to	0.10%	5.38%	to	5.38%
December 31, 2015	35	$13.53309	to	$13.53309	$472	0.87%	0.10%	to	0.10%	1.75%	to	6.49%
December 31, 2014	7	$12.70877	to	$12.70877	$92	1.83%	0.10%	to	0.10%	5.02%	to	15.75%
December 31, 2013	0(1)	$10.97952	to	$10.97952	$ 0(1)	1.86%	0.10%	to	0.10%	10.92%	to	10.92%

	Hartford Dividend and Growth HLS Fund (Class IB) (available October 7, 2013)
December 31, 2017	235	$16.37604	to	$16.37604	$3,854	1.56%	0.10%	to	0.10%	17.99%	to	17.99%
December 31, 2016	198	$13.87897	to	$13.87897	$2,750	2.28%	0.10%	to	0.10%	14.47%	to	14.47%
December 31, 2015	126	$12.12459	to	$12.12459	$1,529	2.36%	0.10%	to	0.10%	-3.85%	to	-1.51%
December 31, 2014	46	$12.31025	to	$12.31025	$562	2.94%	0.10%	to	0.10%	2.52%	to	12.57%
December 31, 2013	1	$10.93550	to	$10.93550	$14	5.11%	0.10%	to	0.10%	10.27%	to	10.27%

	Hartford Growth Opportunities HLS Fund (Class IB) (available October 7, 2013)
December 31, 2017	170	$17.49245	to	$17.49245	$2,977	0.00%	0.10%	to	0.10%	30.01%	to	30.01%
December 31, 2016	147	$13.45476	to	$13.45476	$1,976	0.16%	0.10%	to	0.10%	-0.87%	to	-0.87%
December 31, 2015	111	$13.57310	to	$13.57310	$1,510	0.00%	0.10%	to	0.10%	2.35%	to	11.36%
December 31, 2014	19	$12.18890	to	$12.18890	$229	0.01%	0.10%	to	0.10%	4.26%	to	13.71%
December 31, 2013	1	$10.71959	to	$10.71959	$8	0.00%	0.10%	to	0.10%	8.60%	to	8.60%

	MFS Total Return Bond Series (Initial Class) (available October 7, 2013)
December 31, 2017	899	$10.62551	to	$11.50215	$9,662	3.77%	0.10%	to	0.25%	4.20%	to	4.35%
December 31, 2016	411	$10.19747	to	$11.02237	$4,257	3.85%	0.10%	to	0.25%	3.97%	to	4.13%
December 31, 2015	129	$9.80769	to	$10.58522	$1,298	3.50%	0.10%	to	0.25%	-1.71%	to	-0.40%	(3)
December 31, 2014	9	$10.62803	to	$10.62803	$94	4.48%	0.10%	to	0.10%	0.94%	to	5.74%
December 31, 2013	0(1)	$10.05117	to	$10.05117	$1	0.00%	0.10%	to	0.10%	0.44%	to	0.44%

	MFS Value Series (Initial Class) (available October 7, 2013)
December 31, 2017	684	$13.08115	to	$16.19033	$9,379	2.07%	0.10%	to	0.25%	17.36%	to	17.53%
December 31, 2016	432	$11.14633	to	$13.77505	$5,122	2.20%	0.10%	to	0.25%	13.81%	to	13.98%
December 31, 2015	264	$9.79414	to	$12.08598	$2,747	2.17%	0.10%	to	0.25%	-2.81%	to	-0.84%	(3)
December 31, 2014	25	$12.18782	to	$12.18782	$311	1.94%	0.10%	to	0.10%	4.38%	to	10.40%
December 31, 2013	2	$11.03975	to	$11.03975	$18	0.00%	0.10%	to	0.10%	11.16%	to	11.16%

	Invesco V.I. Growth and Income Fund (Series I) (available May 1, 2014)
December 31, 2017	928	$14.17112	to	$14.17112	$13,154	1.66%	0.25%	to	0.25%	14.03%	to	14.03%
December 31, 2016	638	$12.42713	to	$12.42713	$7,923	1.23%	0.25%	to	0.25%	19.40%	to	19.40%
December 31, 2015	417	$10.40823	to	$10.40823	$4,344	4.18%	0.25%	to	0.25%	-5.48%	to	-3.30%	(3)
December 31, 2014	65	$10.76384	to	$10.76384	$703	0.55%	0.25%	to	0.25%	7.84%	to	7.84%

	Fidelity VIP Index 500 Portfolio (Service Class 2) (available May 1, 2014)
December 31, 2017	1,560	$15.00511	to	$15.00511	$23,407	1.79%	0.25%	to	0.25%	13.05%	to	21.10%
December 31, 2016	1,116	$12.39026	to	$12.39026	$13,831	1.70%	0.25%	to	0.25%	11.30%	to	11.30%
December 31, 2015	670	$11.13193	to	$11.13193	$7,459	2.44%	0.25%	to	0.25%	-1.94%	to	5.14%
December 31, 2014	191	$11.04025	to	$11.04025	$2,113	3.51%	0.25%	to	0.25%	10.41%	to	10.41%

A98

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)	Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest				Total Return*** Lowest — Highest
	American Funds IS Blue Chip Income and Growth Fund (Class 2) (available April 30, 2014)
December 31, 2017	702	$14.83429		to	$14.83429	$10,412	2.18%	0.25%	to	0.25%		16.75%	to	16.75%
December 31, 2016	562	$12.70611		to	$12.70611	$7,141	2.38%	0.25%	to	0.25%		18.40%	to	18.40%
December 31, 2015	265	$10.73113		to	$10.73113	$2,843	2.68%	0.25%	to	0.25%		-6.31%	to	3.26%
December 31, 2014	51	$11.08255		to	$11.08255	$564	8.31%	0.25%	to	0.25%		10.83%	to	10.83%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2017	287	$13.11797		to	$28.96944	$8,307	0.00%	0.10%	to	0.25%		27.37%	to	27.56%
December 31, 2016	279	$22.71027		to	$22.71027	$6,346	0.00%	0.10%	to	0.10%		7.59%	to	7.59%
December 31, 2015	254	$21.10806	(5)	to	$21.10806	$5,370	0.00%	0.10%	to	0.10%	(5)	-4.50%	to	1.23%
December 31, 2014	237	$20.85085		to	$20.85085	$4,938	0.00%	0.10%	to	0.10%		1.03%	to	4.84%
December 31, 2013	221	$19.88901		to	$19.88901	$4,405	0.00%	0.10%	to	0.10%		40.67%	to	40.67%

	AST International Value Portfolio (available April 24, 2015)
December 31, 2017	3,841	$11.08265		to	$11.35253	$43,363	0.00%	0.00%	to	0.90%		12.20%	to	22.81%
December 31, 2016	3,692	$9.10505		to	$9.24971	$34,006	0.00%	0.00%	to	0.90%		-0.31%	to	0.58%
December 31, 2015	3,580	$9.13382		to	$9.21939	$32,851	0.00%	0.00%	to	0.90%		-9.14%	to	-8.11%	(3)

___________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2017 or from the effective date of the subaccount through the end of the reporting period. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

(1)	Amounts less than 1,000 units and/or $1,000 in net assets.

(2)	Amount is less than 0.01%.

(3)
In the December 31, 2015 financial statements, the total return (lowest or highest) for this subaccount was misstated. The total return (lowest or highest) in Note 7 to the December 31, 2015 financial statements was presented as 0.00%. The ratios, which were corrected in the December 31, 2016 financial statements, are shown in the table above. These misstatements had no impact on the subaccount’s statements of net assets, operations or changes in net assets. The misstatements are not considered material to the previously issued financial statements.

A99

Note 7:	Financial Highlights (continued)

(4)
In the December 31, 2015 financial statements, the highest total return for this subaccount was misstated. The highest total return in Note 7 to the December 31, 2015 financial statements was presented as -1.19%. The ratio, which was corrected in the December 31, 2016 financial statements, is shown in the table above. This misstatement had no impact on the subaccount’s statements of net assets, operations or changes in net assets. The misstatement is not considered material to the previously issued financial statements.

(5)
In the December 31, 2015 financial statements, the subaccounts below revised certain unit value or expense ratio (lowest or highest) disclosure due to error. The unit value/expense ratio (lowest or highest) presented in the previously filed December 31, 2015 financial statements was presented as shown below, which represent products within the subaccount that had no units outstanding during the reporting period. The amounts, which were corrected in the December 31, 2016 financial statements, are disclosed in the table above. These misstatements had no impact on the subaccount’s statements of net assets, operations or changes in net assets. The misstatements are not considered material to the previously issued financial statements.

As originally filed:
Fund	Janus Henderson VIT Overseas Portfolio (Service Shares)	M Large Cap Value Fund	AST T. Rowe Price Natural Resources Portfolio	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	AST Small-Cap Growth Opportunities Portfolio
Unit value (lowest)		$10.21449	$9.74897		$9.58685
Unit value (highest)	$10.29152			$16.42308
Expense ratio (lowest)				0.00%
Expense ratio (highest)	0.25%	0.25%	0.25%		0.25%

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

The expense ratio represents the annualized Contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%. In addition, CVUL1 and CVUL2 contracts also deduct a $2 premium processing charge for each premium paid.

The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•The Account charges from $0.00001 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•The Account charges surrender fees that range from 0% to 100% of the sales load target premium, except for Protector based contracts (VULP, VULP14, VULP15, SVULP, and MPVULP), where the fees range from $0 to $54.56 per $1,000 of Basic Insurance Amount.

•The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount, except for VULPAS, PS3, VULP*, SVUL2, PCP*, PCP2, SVULP, MPVUL and MPVULP where the fee is up to $25.

•The Account charges monthly administrative fees that range from $3 to $30 per Contract plus $0 to $10.00 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

A100

Note 7:	Financial Highlights (continued)

•The Account also charges up to $25 per change to the basic insurance amount, except for CVUL1 and CVUL2 where the charge is up to $15.

* Includes the 2014 and 2015 versions of the product.

Expense Reimbursement

The Account is reimbursed by Pruco Life, on a non-guaranteed basis, for expenses incurred by The Prudential Series Fund in excess of the effective rate of 0.40% for the Prudential Stock Index Portfolio, 0.50% for the Prudential Value Portfolio, 0.55% for the Prudential Natural Resources Portfolio, and 0.65% for the Prudential High Yield Bond Portfolio of the average daily net assets of these portfolios. During the year ended December 31, 2017, there was no expense reimbursement.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contract owners using the Contract as the security for the loan.

Policy loan repayments and interest—represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions—amount represents primarily timing related adjustments to contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges—are various Contract level charges as described in Charges and Expenses in Note 7, which are assessed through the redemptions of units.

A101

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Pruco Life Insurance Company and
the Contract Owners of Pruco Life Variable Universal Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets for each of the subaccounts of Pruco Life Variable Universal Account listed in the table below as of the dates indicated in the table below, the related statements of operations and the statements of changes in net assets for each of the periods listed in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of the dates indicated in the table below, the results of each of their operations and the changes in each of their net assets for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	M Large Cap Growth Fund (1)
Prudential Diversified Bond Portfolio (1)	M Capital Appreciation Fund (1)
Prudential Equity Portfolio (Class I) (1)	M International Equity Fund (1)
Prudential Flexible Managed Portfolio (1)	M Large Cap Value Fund (1)
Prudential Conservative Balanced Portfolio (1)	ProFund VP Asia 30 (1)
Prudential Value Portfolio (Class I) (1)	ProFund VP Basic Materials (1)
Prudential High Yield Bond Portfolio (1)	ProFund VP Bear (1)
Prudential Natural Resources Portfolio (Class I) (1)	ProFund VP Biotechnology (1)
Prudential Stock Index Portfolio (1)	ProFund VP UltraBull (1)
Prudential Global Portfolio (1)	ProFund VP Consumer Services (1)
Prudential Government Income Portfolio (1)	ProFund VP Oil & Gas (1)
Prudential Jennison Portfolio (Class I) (1)	ProFund VP Europe 30 (1)
Prudential Small Capitalization Stock Portfolio (1)	ProFund VP Financials (1)
T. Rowe Price International Stock Portfolio (1)	ProFund VP Health Care (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	ProFund VP Japan (1)
MFS Growth Series (Initial Class) (1)	ProFund VP Mid-Cap Growth (1)
American Century VP Value Fund (Class I) (1)	ProFund VP Mid-Cap Value (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	ProFund VP Government Money Market (1)
American Century VP Income & Growth Fund (Class I) (1)	ProFund VP NASDAQ-100 (1)
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares) (1)	ProFund VP Pharmaceuticals (1)
Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares) (1)	ProFund VP Precious Metals (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	ProFund VP Real Estate (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	ProFund VP Short NASDAQ-100 (1)
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class) (1)	ProFund VP Short Small-Cap (1)
Invesco V.I. Managed Volatility Fund (Series I) (1)	ProFund VP Small-Cap (1)
Invesco V.I. Technology Fund (Series I) (1)	ProFund VP Small-Cap Growth (1)
Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	ProFund VP Technology (1)
Janus Henderson VIT Balanced Portfolio (Service Shares) (1)	ProFund VP Telecommunications (1)
Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares) (1)	AST Advanced Strategies Portfolio (1)
ProFund VP U.S. Government Plus (1)	AST Schroders Global Tactical Portfolio (2)
ProFund VP UltraMid-Cap (1)	AST RCM World Trends Portfolio (1)

A102

ProFund VP UltraNASDAQ-100 (1)	AST BlackRock Global Strategies Portfolio (1)
ProFund VP UltraSmall-Cap (1)	TOPS Aggressive Growth ETF Portfolio (Class 2) (1)
ProFund VP Bull (1)	TOPS Balanced ETF Portfolio (Class 2) (1)
ProFund VP Utilities (1)	TOPS Conservative ETF Portfolio (Class 2) (1)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	TOPS Growth ETF Portfolio (Class 2) (1)
AST Cohen & Steers Realty Portfolio (1)	TOPS Moderate Growth ETF Portfolio (Class 2) (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	TOPS Managed Risk Balanced ETF Portfolio (Class 2) (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	TOPS Managed Risk Growth ETF Portfolio (Class 2) (1)
AST Small-Cap Value Portfolio (1)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2) (1)
AST Goldman Sachs Mid-Cap Growth Portfolio (1)	American Funds IS Growth Fund (Class 2) (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	American Funds IS Growth-Income Fund (Class 2) (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	American Funds IS International Fund (Class 2) (1)
AST MFS Growth Portfolio (1)	Fidelity VIP Contrafund Portfolio (Service Class 2) (1)
AST Small-Cap Growth Portfolio (1)	Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)
AST BlackRock Low Duration Bond Portfolio (1)	Franklin Income VIP Fund (Class 2) (1)
AST T. Rowe Price Natural Resources Portfolio (1)	Franklin Mutual Shares VIP Fund (Class 2) (1)
AST MFS Global Equity Portfolio (1)	Templeton Growth VIP Fund (Class 2) (1)
AST J.P. Morgan International Equity Portfolio (1)	Hartford Capital Appreciation HLS Fund (Class IB) (1)
AST Templeton Global Bond Portfolio (1)	Hartford Disciplined Equity HLS Fund (Class IB) (1)
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S) (1)	Hartford Dividend and Growth HLS Fund (Class IB) (1)
American Century VP Mid Cap Value Fund (Class I) (1)	Hartford Growth Opportunities HLS Fund (Class IB) (1)
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (3)	MFS Total Return Bond Series (Initial Class) (1)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares) (1)	MFS Value Series (Initial Class) (1)
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares) (1)	Invesco V.I. Growth and Income Fund (Series I) (1)
MFS Utilities Series (Initial Class) (1)	Fidelity VIP Index 500 Portfolio (Service Class 2) (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	American Funds IS Blue Chip Income and Growth Fund (Class 2) (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Small-Cap Growth Opportunities Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST International Value Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	ProFund VP Banks (1)
AST Preservation Asset Allocation Portfolio (1)	ProFund VP Rising Rates Opportunity (1)
AST FI Pyramis Quantitative Portfolio (1)	ProFund VP Industrials (1)
AST Prudential Growth Allocation Portfolio (1)	ProFund VP Consumer Goods (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	ProFund VP Internet (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	ProFund VP Semiconductor (1)
Janus Henderson VIT Overseas Portfolio (Service Shares) (1)	ProFund VP Small-Cap Value (1)
Prudential SP International Growth Portfolio (Class I) (1)
(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the years ended December 31, 2017 and 2016.

(2) Statement of net assets as of April 28, 2017 (date of expiration), statement of operations for the period January 1, 2017 through April 28, 2017, and statements of changes in net assets for the period January 1, 2017 through April 28, 2017 and the year ended December 31, 2016.

(3) Statement of net assets as of May 19, 2017 (date of expiration), statement of operations for the period January 1, 2017 through May 19, 2017, and statements of changes in net assets for the period January 1, 2017 through May 19, 2017 and the year ended December 31, 2016.

A103

Basis for Opinions

These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 6, 2018

We have served as the auditor of one or more of the subaccounts in Pruco Life Variable Universal Account since 1996.

A104

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2017, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2017.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 8, 2018

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2017 and December 31, 2016 (in thousands, except share amounts)

	December 31, 2017	December 31, 2016
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2017 – $4,941,944; 2016 – $5,552,911)	$5,223,302	$5,617,549
Equity securities, available for sale, at fair value (cost: 2017 – $20,754; 2016 – $16,390)	23,122	16,756
Trading account assets, at fair value	56,281	35,328
Policy loans	1,161,101	1,166,456
Short-term investments	1,339	36,657
Commercial mortgage and other loans	1,083,419	1,150,381
Other long-term investments	263,074	344,463
Total investments	7,811,638	8,367,590
Cash and cash equivalents	212,569	96,157
Deferred policy acquisition costs	1,376,211	1,341,093
Accrued investment income	82,341	87,322
Reinsurance recoverables	32,555,500	28,674,226
Receivables from parent and affiliates	300,116	213,952
Other assets	465,467	279,222
Separate account assets	129,655,734	116,606,428
TOTAL ASSETS	$172,459,576	$155,665,990
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$20,036,134	$18,894,893
Future policy benefits	18,593,130	16,503,260
Securities sold under agreements to repurchase	0	68,904
Cash collateral for loaned securities	33,169	74,976
Income taxes	32,440	97,400
Payables to parent and affiliates	228,210	73,628
Other liabilities	1,060,123	849,698
Separate account liabilities	129,655,734	116,606,428
Total liabilities	169,638,940	153,169,187
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,141,092	986,062
Retained earnings	1,511,698	1,437,266
Accumulated other comprehensive income	165,346	70,975
Total equity	2,820,636	2,496,803
TOTAL LIABILITIES AND EQUITY	$172,459,576	$155,665,990
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2017, 2016, and 2015 (in thousands)

	2017	2016	2015
REVENUES
Premiums	$54,706	$(825,942)	$77,634
Policy charges and fee income	254,542	787,195	2,156,387
Net investment income	352,410	375,950	416,587
Asset administration fees	17,593	84,443	362,321
Other income	67,749	31,107	55,515
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(8,374)	(18,020)	(1,514)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	995	343	51
Other realized investment gains (losses), net	(72,807)	776,126	(207,075)
Total realized investment gains (losses), net	(80,186)	758,449	(208,538)
Total revenues	666,814	1,211,202	2,859,906
BENEFITS AND EXPENSES
Policyholders’ benefits	(38,380)	(260,200)	299,150
Interest credited to policyholders’ account balances	168,391	301,220	374,211
Amortization of deferred policy acquisition costs	95,007	628,101	659,169
General, administrative and other expenses	271,533	220,733	1,030,014
Total benefits and expenses	496,551	889,854	2,362,544
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	170,263	321,348	497,362
Total income tax expense (benefit)	(154,654)	(73,869)	(10,641)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	324,917	395,217	508,003
Equity in earnings of operating joint venture, net of taxes	(485)	0	0
NET INCOME (LOSS)	$324,432	$395,217	$508,003
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	259	(8)	(507)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	164,482	74,040	(164,799)
Reclassification adjustment for (gains) losses included in net income	(26,998)	(64,540)	(9,902)
Net unrealized investment gains (losses)	137,484	9,500	(174,701)
Other comprehensive income (loss), before tax	137,743	9,492	(175,208)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	91	(3)	(177)
Net unrealized investment gains (losses)	43,281	3,325	(61,145)
Total	43,372	3,322	(61,322)
Other comprehensive income (loss), net of tax	94,371	6,170	(113,886)
Comprehensive income (loss)	$418,803	$401,387	$394,117

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2014	$2,500	$792,153	$3,557,144	$178,691	$4,530,488
Contributed capital		0			0
Dividend to parent			(430,000)		(430,000)
Contributed (distributed) capital-parent/child asset transfers		(12,180)			(12,180)
Comprehensive income:
Net income (loss)			508,003		508,003
Other comprehensive income (loss), net of tax				(113,886)	(113,886)
Total comprehensive income (loss)					394,117
Balance, December 31, 2015	$2,500	$779,973	$3,635,147	$64,805	$4,482,425
Contributed capital		205,000			205,000
Dividend to parent			(2,593,098)		(2,593,098)
Contributed (distributed) capital-parent/child asset transfers		1,089			1,089
Comprehensive income:
Net income (loss)			395,217		395,217
Other comprehensive income (loss), net of tax				6,170	6,170
Total comprehensive income (loss)					401,387
Balance, December 31, 2016	$2,500	$986,062	$1,437,266	$70,975	$2,496,803
Contributed capital		153,500			153,500
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,530			1,530
Comprehensive income:
Net income (loss)			324,432		324,432
Other comprehensive income (loss), net of tax				94,371	94,371
Total comprehensive income (loss)					418,803
Balance, December 31, 2017	$2,500	$1,141,092	$1,511,698	$165,346	$2,820,636
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$324,432	$395,217	$508,003
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(142,781)	113,501	(8,770)
Interest credited to policyholders’ account balances	168,391	301,220	374,211
Realized investment (gains) losses, net	80,186	(758,449)	208,538
Amortization and other non-cash items	(65,536)	(70,104)	(68,070)
Change in:
Future policy benefits	1,934,713	1,816,665	1,534,228
Reinsurance recoverables	(2,080,452)	(1,764,242)	(1,559,165)
Accrued investment income	(3,692)	12,709	(9,525)
Net payables to/receivables from parent and affiliates	43,913	(9,851)	20,299
Deferred policy acquisition costs	(183,884)	311,273	43,168
Income taxes	(74,156)	(45,147)	(36,879)
Derivatives, net	55,104	(198,861)	60,517
Other, net	47,594	(110,850)	76,374
Cash flows from (used in) operating activities	103,832	(6,919)	1,142,929
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	1,062,236	1,371,000	813,721
Short-term investments	72,725	260,027	823,112
Policy loans	143,655	137,778	135,449
Ceded policy loans	(15,188)	(8,989)	(9,129)
Commercial mortgage and other loans	254,635	209,263	219,379
Other long-term investments	31,192	12,479	15,633
Equity securities, available-for-sale	510	34,618	5,760
Trading account assets	214	1,595	1,500
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,315,508)	(2,465,763)	(1,719,015)
Short-term investments	(37,407)	(241,827)	(755,145)
Policy loans	(123,645)	(120,628)	(110,165)
Ceded policy loans	18,942	18,054	13,850
Commercial mortgage and other loans	(180,929)	(312,898)	(196,538)
Other long-term investments	(32,275)	(32,307)	(49,004)
Equity securities, available-for-sale	(5,000)	(5,000)	(31,063)
Trading account assets	(15,019)	0	(19,001)
Notes receivable from parent and affiliates, net	5,731	20,463	35,350
Derivatives, net	(17,569)	20,954	(12,164)
Other, net	(152,576)	(261)	(584)
Cash flows from (used in) investing activities	(305,276)	(1,101,442)	(838,054)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	4,540,655	4,289,697	3,839,784
Ceded policyholders’ account deposits	(3,083,049)	(2,430,570)	(1,109,311)
Policyholders’ account withdrawals	(2,682,445)	(2,505,219)	(2,134,373)
Ceded policyholders’ account withdrawals	1,692,756	1,072,151	50,016
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(110,710)	103,463	(25,002)
Dividend to parent	(250,000)	0	(430,000)

Contributed capital	148,500	405,321	0
Contributed (distributed) capital - parent/child asset transfers	2,354	1,676	(18,739)
Proceeds from the issuance of debt (maturities longer than 90 days)	0	0	412,000
Repayments of debt (maturities longer than 90 days)	0	(125,000)	(739,000)
Drafts outstanding	59,795	22,713	5,084
Cash flows from (used in) financing activities	317,856	834,232	(149,541)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	116,412	(274,129)	155,334
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	96,157	370,286	214,952
CASH AND CASH EQUIVALENTS, END OF YEAR	$212,569	$96,157	$370,286
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$(45,538)	$(28,772)	$26,237
Interest paid	$2,179	$16,263	$53,122
Significant Non-Cash Transactions
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $837 million of decreases in fixed maturities, available-for-sale, related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Gibraltar Universal Life Reinsurance Company ("GUL Re"), an affiliate, in the third quarter of 2017.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $35 million of decreases in other long-term investments related to the tax settlements with Prudential Financial, Inc., which are related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and Pruco Life Insurance Company and GUL Re, an affiliate, in the third quarter of 2017.
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.
See Note 12 for more information on the reinsurance transactions mentioned above.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has two subsidiaries, including one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”) and one indirect subsidiary formed in 2009 for the purpose of holding certain commercial loan and other investments. Pruco Life and its subsidiaries are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.
PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.
Variable Annuities Recapture
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and Prudential Insurance, as applicable. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and Prudential Insurance, as applicable. These series of transactions are collectively referred to as the "Variable Annuities Recapture".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The financial statement impacts of these transactions were as follows:
Affected Financial Statement Lines Only
Interim Statement of Financial Position

	Balance as of March 31, 2016	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$10,702	$4,166	$(7,719)	$7,149
Cash and cash equivalents	496	0	12	508
Deferred policy acquisition costs	4,565	0	(3,449)	1,116
Reinsurance recoverables	24,781	(6,312)	10,267	28,736
Deferred sales inducements	550	0	(550)	0
Other assets	94	0	211	305
Income taxes	0	0	23	23
TOTAL ASSETS	151,859	(2,146)	(1,205)	148,508
LIABILITIES AND EQUITY
LIABILITIES
Income taxes	$91	$17	$0	$108
Short-term and long-term debt to affiliates(2)	1,385	0	(1,384)	1
Other liabilities	870	0	0	870
TOTAL LIABILITIES	147,554	17	(1,384)	146,187
EQUITY
Retained earnings(3)	3,337	(2,163)	258	1,432
Accumulated other comprehensive income	180	0	(79)	101
TOTAL EQUITY	4,305	(2,163)	179	2,321
TOTAL LIABILITIES AND EQUITY	151,859	(2,146)	(1,205)	148,508
Significant Non-Cash Transactions

(1)
The decline in total investments includes non-cash activities of $7.7 billion for asset transfers related to the reinsurance transaction with PALAC and Prudential Insurance, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

(2)
The Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively.

(3)	Retained earnings includes dividends of $2.8 billion to Prudential Insurance, and then distributed to Prudential Financial, as part of the Variable Annuities Recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Statement of Operations and Comprehensive Income (Loss)
Day 1 Impact of the Variable Annuities Recapture

	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(880)	$(880)
Realized investment gains (losses), net	(2,146)	2,951	805
TOTAL REVENUES	(2,146)	2,071	(75)
BENEFITS AND EXPENSES
Policyholders' benefits	0	(547)	(547)
General, administrative and other expenses	0	(211)	(211)
TOTAL BENEFITS AND EXPENSES	0	(758)	(758)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,146)	2,829	683
Income tax expense (benefit)	17	(23)	(6)
NET INCOME (LOSS)	$(2,163)	$2,852	$689
As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016 and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.
As part of the Variable Annuities Recapture, the Company transferred invested assets of $7 billion and $0.7 billion to PALAC and Prudential Insurance, respectively, and established reinsurance recoverables of $10.3 billion. In addition, the Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively. Also, the Company unwound its deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through "General, administrative and other expenses". For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.8 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.
The Company paid a dividend of $2.6 billion to Prudential Insurance, which was then distributed to Prudential Financial.
The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC and Retained Earnings Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$4,166	$4,166	$0	$0
PALAC	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Commercial Mortgages, Derivatives and JV/LP Investments	$(6,994)	$(6,872)	$0	$122
Prudential Insurance	Apr - June 2016	Dividend	Fixed Maturity	$(19)	$(19)	$(19)	$0
Prudential Insurance	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Equity Securities, Commercial Mortgages and Derivatives	$(717)	$(703)	$15	$0
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.
Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income”.
Equity securities, available-for-sale, at fair value is comprised of mutual funds and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.
In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Deferred policy acquisition costs are related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.
Deferred sales inducements represent various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. There was no deferred sales inducements balance at December 31, 2017 and 2016. See Note 6 for additional information regarding sales inducements.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 12.
Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real-estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 6 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.
LIABILITIES
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 5 for additional information regarding policyholders’ account balances.
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase and resale agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”; however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 8 for a discussion of provisional amounts related to the U.S. Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017").
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 8 for additional information regarding income taxes.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.
Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 14). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets” and “Other long-term investments” for which the Company has elected the fair value option, and consolidated entities that follow specialized investment company fair value accounting.
OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Other long-term investments”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net".
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to an affiliate, Pruco Re through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net".
The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that was reinsured with an affiliate, UPARC. The reinsurance of this no-lapse guarantee resulted in an embedded derivative that incurred market risk primarily in the form of interest rate risk which at times resulted in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” for which charges are recorded in “Realized investment gains (losses), net". The Company amended or entered into multiple reinsurance transactions (see Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative. As a result of the recapture of the no-lapse guarantee risk from UPARC by Pruco Life on July 1, 2017, as described in Note 12, this embedded derivative was eliminated.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
During the second quarter of 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(236)
Decrease in Policyholders' benefits	253
Increase in Amortization of deferred policy acquisition costs	(19)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $284 million increase in "Other liabilities", a $247 million increase in "Reinsurance recoverables", a $48 million decrease in "Policyholders’ account balances", a $19 million decrease in "Deferred policy acquisition costs" and a $6 million decrease in "Future policy benefits".

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification.
The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.
There have been no ASU adopted during the year ended December 31, 2017.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the recognition and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU requires equity investments, except for those accounted for using the equity method, to be measured at fair value with changes in fair value recognized in net income. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.
January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment to retained earnings.
Adoption of this guidance will result in 1) the reclassification of net unrealized gains on equity securities currently classified as available-for-sale from accumulated other comprehensive income to retained earnings and 2) adjustment of the basis of equity investments currently accounted for using the cost method to fair value with the embedded net unrealized gain included in retained earnings. The cumulative effect of adoption is expected to increase retained earnings by $7.9 million and total equity by $6.4 million after giving effect to offsetting items. See table below for the impact to the line items in the Consolidated Statements of
Financial Position. There will be no impact to net income on the adoption date. Subsequent to the adoption date, the change in fair value of these equity investments will be reported in net income.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statements
of Financial Position upon Adoption on January 1, 2018
(in thousands)
Increase / (Decrease)
Other long-term investments	$8,097
Total assets	$8,097
Policyholders’ dividends	$0
Income taxes	1,700
Total liabilities	1,700
Accumulated other comprehensive income (loss)	(1,539)
Retained earnings	7,936
Total equity	6,397
Total liabilities and equity	$8,097

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified
retrospective method (with early adoption
permitted) which will include a
cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified
retrospective method (with early adoption
permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
3. INVESTMENTS
Fixed Maturities and Equity Securities
The following tables set forth information relating to fixed maturities and equity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2017
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$95,851	$3,964	$0	$99,815	$0
Obligations of U.S. states and their political subdivisions	597,254	38,204	0	635,458	0
Foreign government bonds	128,058	7,536	496	135,098	0
Public utilities	677,702	61,588	1,058	738,232	0
Redeemable preferred stock	4,053	957	0	5,010	0
All other U.S. public corporate securities	1,254,140	105,524	2,580	1,357,084	(215)
All other U.S. private corporate securities	710,424	18,306	1,644	727,086	0
All other foreign public corporate securities	168,399	12,522	732	180,189	0
All other foreign private corporate securities	737,037	41,405	9,598	768,844	0
Asset-backed securities(1)	179,935	2,519	26	182,428	(138)
Commercial mortgage-backed securities	320,223	5,148	2,539	322,832	0
Residential mortgage-backed securities(2)	68,868	2,527	169	71,226	(220)
Total fixed maturities, available-for-sale	$4,941,944	$300,200	$18,842	$5,223,302	$(573)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$20,700	$2,291	$0	$22,991
Public utilities	54	40	0	94
Industrial, miscellaneous & other	0	37	0	37
Total equity securities, available-for-sale	$20,754	$2,368	$0	$23,122

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $2.2 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2016
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$154,180	$6,593	$33	$160,740	$0
Obligations of U.S. states and their political subdivisions	618,447	14,592	6,553	626,486	0
Foreign government bonds	111,025	2,143	4,386	108,782	0
Public utilities	706,536	33,950	10,519	729,967	0
Redeemable preferred stock	4,136	834	156	4,814	0
All other U.S. public corporate securities	1,802,350	67,908	28,846	1,841,412	(215)
All other U.S. private corporate securities	714,776	14,555	7,702	721,629	(236)
All other foreign public corporate securities	216,428	7,371	4,127	219,672	0
All other foreign private corporate securities	577,761	4,866	33,455	549,172	0
Asset-backed securities(1)	184,414	5,164	562	189,016	(2,534)
Commercial mortgage-backed securities	382,717	5,783	5,829	382,671	0
Residential mortgage-backed securities(2)	80,141	3,355	308	83,188	(274)
Total fixed maturities, available-for-sale	$5,552,911	$167,114	$102,476	$5,617,549	$(3,259)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$16,324	$441	$124	$16,641
Public utilities	66	2	28	40
Industrial, miscellaneous & other	0	75	0	75
Total equity securities, available-for-sale	$16,390	$518	$152	$16,756

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $8.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity and equity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2017
	Less than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$0	$0	$0
Obligations of U.S. states and their political subdivisions	0	0	0	0	0	0
Foreign government bonds	16,522	210	11,959	286	28,481	496
Public utilities	26,466	380	27,354	678	53,820	1,058
Redeemable preferred stock	0	0	0	0	0	0
All other U.S. public corporate securities	36,100	304	102,490	2,276	138,590	2,580
All other U.S. private corporate securities	79,495	781	36,642	863	116,137	1,644
All other foreign public corporate securities	27,078	190	8,390	542	35,468	732
All other foreign private corporate securities	48,109	472	133,055	9,126	181,164	9,598
Asset-backed securities	6,351	22	317	4	6,668	26
Commercial mortgage-backed securities	49,823	285	93,403	2,254	143,226	2,539
Residential mortgage-backed securities	8,030	28	6,160	141	14,190	169
Total fixed maturities, available-for-sale	$297,974	$2,672	$419,770	$16,170	$717,744	$18,842
Equity securities, available-for-sale	$0	$0	$0	$0	$0	$0

	December 31, 2016
	Less than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$603	$33	$0	$0	$603	$33
Obligations of U.S. states and their political subdivisions	239,146	6,553	0	0	239,146	6,553
Foreign government bonds	81,074	4,055	1,690	331	82,764	4,386
Public utilities	207,226	7,847	21,394	2,672	228,620	10,519
Redeemable preferred stock	0	0	0	156	0	156
All other U.S. public corporate securities	568,763	20,695	73,575	8,151	642,338	28,846
All other U.S. private corporate securities	232,561	6,082	29,071	1,620	261,632	7,702
All other foreign public corporate securities	86,492	3,188	5,433	939	91,925	4,127
All other foreign private corporate securities	236,512	13,604	101,858	19,851	338,370	33,455
Asset-backed securities	37,355	492	49,346	70	86,701	562
Commercial mortgage-backed securities	191,674	5,827	947	2	192,621	5,829
Residential mortgage-backed securities	36,224	302	1,045	6	37,269	308
Total fixed maturities, available-for-sale	$1,917,630	$68,678	$284,359	$33,798	$2,201,989	$102,476
Equity securities, available-for-sale	$0	$0	$2,965	$152	$2,965	$152

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2017 and 2016, the gross unrealized losses on fixed maturity securities were composed of $13.9 million and $93.3 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $4.9 million and $9.2 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2017, the $16.2 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company's corporate securities within the energy and finance sectors. As of December 31, 2016, the $33.8 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company's corporate securities within the energy, finance and utility sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2017 or 2016. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2017, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.
As of December 31, 2017, there were no gross unrealized losses on equity securities. As of December 31, 2016, $0.0 million of the gross unrealized losses on equity securities represented declines in value of 20% or more, all of which had been in that position for more than twelve months. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2017 or 2016.
The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2017
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$87,018	$87,741
Due after one year through five years	707,958	722,359
Due after five years through ten years	1,064,550	1,107,779
Due after ten years	2,513,392	2,728,937
Asset-backed securities	179,935	182,428
Commercial mortgage-backed securities	320,223	322,832
Residential mortgage-backed securities	68,868	71,226
Total fixed maturities, available-for-sale	$4,941,944	$5,223,302
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$569,151	$833,562	$171,589
Proceeds from maturities/prepayments	492,944	495,969	642,503
Gross investment gains from sales and maturities	44,458	94,262	12,496
Gross investment losses from sales and maturities	(9,956)	(10,475)	(1,528)
OTTI recognized in earnings(2)	(7,379)	(17,677)	(1,463)
Equity securities, available-for-sale:
Proceeds from sales(3)	$510	$34,618	$5,732
Gross investment gains from sales	11	363	400
Gross investment losses from sales	0	(1,933)	0
OTTI recognized in earnings	(136)	0	(3)

(1)	Includes $(0.1) million, $(1.5) million and $0.4 million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)
Excludes the portion of OTTI recorded in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

(3)	Includes $(0.0) million of non-cash related proceeds for the year ended December 31, 2015. There were no non-cash related proceeds for the years ended December 31, 2017 and 2016.
The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI and the corresponding changes in such amounts, for the periods indicated:

	Years Ended December 31,
	2017	2016
	(in thousands)
Credit loss impairments:
Balance, beginning of period	$5,520	$7,041
New credit loss impairments	424	522
Additional credit loss impairments on securities previously impaired	664	6
Increases due to the passage of time on previously recorded credit losses	106	242
Reductions for securities which matured, paid down, prepaid or were sold during the period	(1,909)	(1,294)
Reductions for securities impaired to fair value during the period(1)	(327)	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(104)	(339)
Assets transferred to parent and affiliates	0	(658)
Balance, end of period	$4,374	$5,520

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Trading Account Assets
The following table sets forth the composition of “Trading account assets,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in thousands)
Fixed maturities	$38,279	$38,793	$23,555	$19,558
Equity securities	11,940	17,488	11,929	15,770
Total trading account assets	$50,219	$56,281	$35,484	$35,328
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $6.2 million, $0.6 million and $(3.4) million during the years ended December 31, 2017, 2016 and 2015, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$356,694	32.9%	$318,667	27.7%
Hospitality	16,529	1.5	54,597	4.7
Industrial	180,619	16.7	185,682	16.1
Office	159,646	14.7	161,980	14.1
Other	99,119	9.1	124,465	10.8
Retail	205,367	18.9	243,225	21.1
Total commercial mortgage loans	1,017,974	93.8	1,088,616	94.5
Agricultural property loans	67,239	6.2	63,323	5.5
Total commercial mortgage and agricultural property loans by property type	1,085,213	100.0%	1,151,939	100.0%
Valuation allowance	(1,794)		(1,558)
Total commercial mortgage and other loans	$1,083,419		$1,150,381
As of December 31, 2017, the commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in California (25%), Texas (12%) and New York (6%)) and included loans secured by properties in Australia and Europe.
The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$1,513	$45	$1,558
Addition to (release of) allowance for losses	215	21	236
Charge-offs, net of recoveries	0	0	0
Total ending balance	$1,728	$66	$1,794

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$2,587	$64	$2,651
Addition to (release of) allowance for losses	(1,074)	(19)	(1,093)
Charge-offs, net of recoveries	0	0	0
Total ending balance	$1,513	$45	$1,558
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,728	66	1,794
Total ending balance(1)	$1,728	$66	$1,794
Recorded investment(2):
Individually evaluated for impairment	$2,316	$1,153	$3,469
Collectively evaluated for impairment	1,015,658	66,086	1,081,744
Total ending balance(1)	$1,017,974	$67,239	$1,085,213

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,513	45	1,558
Total ending balance(1)	$1,513	$45	$1,558
Recorded investment(2):
Individually evaluated for impairment	$2,528	$0	$2,528
Collectively evaluated for impairment	1,086,088	63,323	1,149,411
Total ending balance(1)	$1,088,616	$63,323	$1,151,939

(1)	As of December 31, 2016, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2017
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$606,846	$21,709	$705	$629,260
60%-69.99%	333,185	9,594	2,010	344,789
70%-79.99%	84,492	26,439	0	110,931
80% or greater	0	0	233	233
Total commercial mortgage and agricultural property loans	$1,024,523	$57,742	$2,948	$1,085,213

	December 31, 2016
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$732,473	$19,844	$0	$752,317
60%-69.99%	267,122	7,515	900	275,537
70%-79.99%	88,811	30,533	0	119,344
80% or greater	4,503	0	238	4,741
Total commercial mortgage and agricultural property loans	$1,092,909	$57,892	$1,138	$1,151,939
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,017,974	$0	$0	$0	$1,017,974	$0
Agricultural property loans	67,239	0	0	0	67,239	0
Total	$1,085,213	$0	$0	$0	$1,085,213	$0

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,088,616	$0	$0	$0	$1,088,616	$0
Agricultural property loans	63,323	0	0	0	63,323	0
Total	$1,151,939	$0	$0	$0	$1,151,939	$0

(1)	As of December 31, 2016, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For the years ended December 31, 2017 and 2016, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the year ended December 31, 2017, there were $147 million of commercial mortgage and other loans sold. For the year ended December 31, 2016, there were no commercial mortgage and other loans sold. For the year ended December 31, 2017, there were no transfers of commercial mortgage and other loans to related parties. For the year ended December 31, 2016, the Company transferred $631 million of commercial mortgage and other loans to related parties.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2017 and 2016, there were no new troubled debt restructurings related to commercial mortgage or other loans and no payment defaults on commercial mortgage or other loans that were modified as a troubled debt restructuring within the twelve months preceding. As of both December 31, 2017 and 2016, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. For additional information relating to the accounting for troubled debt restructurings, see Note 2.
Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments,” as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Company's investment in separate accounts	$37,404	$34,088
Joint ventures and limited partnerships:
Private equity	159,643	139,493
Hedge funds	53,792	81,104
Real estate-related	12,226	11,912
Total joint ventures and limited partnerships	225,661	232,509
Derivatives	9	77,866
Total other long-term investments	$263,074	$344,463
As of both December 31, 2017 and 2016, the Company had no significant equity method investments.
Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities, available-for-sale	$230,060	$242,351	$269,073
Equity securities, available-for-sale	0	1	2
Trading account assets	1,718	2,051	2,800
Commercial mortgage and other loans	52,127	58,940	86,354
Policy loans	63,884	62,735	62,304
Short-term investments and cash equivalents	1,090	1,767	1,042
Other long-term investments	23,518	29,512	17,739
Gross investment income	372,397	397,357	439,314
Less: investment expenses	(19,987)	(21,407)	(22,727)
Net investment income	$352,410	$375,950	$416,587
The carrying value of non-income producing assets included $0.4 million in fixed maturities as of December 31, 2017. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2017.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities	$27,123	$66,110	$9,505
Equity securities	(125)	(1,570)	397
Commercial mortgage and other loans	(337)	29,584	1,503
Joint ventures and limited partnerships	(221)	(229)	320
Derivatives(1)	(106,625)	664,533	(220,292)
Short-term investments and cash equivalents	(1)	21	29
Realized investment gains (losses), net	$(80,186)	$758,449	$(208,538)

(1)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.
Net Unrealized Gains (Losses) on Investments
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2017	2016	2015
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$1,609	$4,883	$5,196
Fixed maturity securities, available-for-sale—all other	279,749	59,755	59,930
Equity securities, available-for-sale	2,368	366	(2,636)
Derivatives designated as cash flow hedges(1)	(17,678)	40,931	48,271
Affiliated notes	4,782	5,056	5,064
Other investments	3,588	1,441	1,208
Net unrealized gains (losses) on investments	$274,418	$112,432	$117,033

(1)	See Note 10 for more information on cash flow hedges.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. The following table sets forth the composition of “Securities sold under agreements to repurchase,” as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)			(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$68,904	$0	$68,904
Total securities sold under agreements to repurchase(1)	$0	$0	$0	$68,904	$0	$68,904

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)			(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$22,460	$22,460	$0	$0	$0
Foreign government bonds	6,157	0	6,157	6,827	0	6,827
U.S. public corporate securities	4,074	0	4,074	62,584	0	62,584
Foreign public corporate securities	478	0	478	5,565	0	5,565
Total cash collateral for loaned securities(1)	$10,709	$22,460	$33,169	$74,976	$0	$74,976

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$32,109	$140,810
Total securities pledged	$32,109	$140,810
Liabilities supported by pledged collateral:
Cash collateral for loaned securities	$33,169	$74,976
Securities sold under agreements to repurchase	0	68,904
Total liabilities supported by pledged collateral	$33,169	$143,880
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral were securities purchased under agreements to resell. As of December 31, 2017 and 2016, the fair value of this collateral was $148.0 million and $58.4 million, respectively, none of which had either been sold or repledged.
As of December 31, 2017, there were fixed maturities of $3.8 million on deposit with governmental authorities or trustees as required by certain insurance laws. As of December 31, 2016, there were fixed maturities and short-term investments of $3.2 million and $0.6 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

4. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2017	2016	2015
	(in thousands)
Balance, beginning of year	$1,341,093	$5,129,931	$5,081,938
Capitalization of commissions, sales and issue expenses	278,892	316,828	616,002
Amortization-Impact of assumption and experience unlocking and true-ups	(16,140)	130,652	112,039
Amortization-All other	(78,867)	(758,753)	(771,208)
Change in unrealized investment gains and losses	(5,363)	(28,723)	91,160
Other(1)	(143,404)	(3,448,842)	0
Balance, end of year	$1,376,211	$1,341,093	$5,129,931

(1)	Represents ceded DAC upon reinsurance agreements with GUL Re in 2017 and PALAC and Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.

5. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2017	2016
	(in thousands)
Life insurance – domestic	$11,144,405	$9,643,227
Life insurance – Taiwan	1,400,050	1,240,353
Individual and group annuities and supplementary contracts	565,971	548,064
Other contract liabilities	5,482,704	5,071,616
Total future policy benefits	$18,593,130	$16,503,260
Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 14.8%, with approximately 0.7% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 2.0% to 3.6%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2017	2016
	(in thousands)
Interest-sensitive life contracts	$15,460,543	$14,593,376
Individual annuities	3,132,751	2,861,882
Guaranteed interest accounts	264,239	310,321
Other	1,178,601	1,129,314
Total policyholders’ account balances	$20,036,134	$18,894,893
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.8% to 4.4% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.5% to 8.0% for other.
6. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2017 and 2016, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2017		December 31, 2016
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death(2)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$94,605,484	N/A	$85,056,405	N/A
Net amount at risk	$23,143	N/A	$178,806	N/A
Average attained age of contractholders	65 years	N/A	64 years	N/A
Minimum return or contract value
Account value	$21,331,358	$105,887,964	$20,091,528	$95,908,923
Net amount at risk	$1,309,080	$1,729,783	$2,039,249	$2,875,524
Average attained age of contractholders	69 years	66 years	68 years	65 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Includes income and withdrawal benefits.

(2)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

	December 31, 2017	December 31, 2016(2)

	In the Event of Death(1)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees
Separate account value	$3,496,913	$3,125,804
General account value	$7,209,522	$6,234,678
Net amount at risk	$135,077,843	$119,838,053
Average attained age of contractholders	55 years	55 years

(1)	Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.

(2)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2017	December 31, 2016(1)
	(in thousands)
Equity funds	$65,755,874	$59,482,605
Bond funds	44,672,897	36,221,736
Money market funds	2,415,670	6,557,987
Total	$112,844,441	$102,262,328

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

In addition to the amounts invested in separate account investment options above, $3.1 billion at December 31, 2017 and $2.9 billion at December 31, 2016 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2017, 2016 and 2015 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 12 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2014	$321,217	$2,921,933	$39,681	$4,993,610	$8,276,441
Incurred guarantee benefits(1)	95,747	538,906	(6,900)	211,825	839,578
Paid guarantee benefits	(34,021)	(21,811)	(1,938)	0	(57,770)
Changes in unrealized investment gains and losses	(6,049)	(193,207)	(225)	0	(199,481)
Balance as of December 31, 2015	376,894	3,245,821	30,618	5,205,435	8,858,768
Incurred guarantee benefits(1)	48,832	746,130	(1,693)	(164,427)	628,842
Paid guarantee benefits	(38,661)	(35,894)	(1,892)	0	(76,447)
Changes in unrealized investment gains and losses	928	102,124	5	0	103,057
Balance as of December 31, 2016	387,993	4,058,181	27,038	5,041,008	9,514,220
Incurred guarantee benefits(1)	16,999	808,834	(8,653)	411,575	1,228,755
Paid guarantee benefits	(25,942)	(14,642)	(1,377)	0	(41,961)
Changes in unrealized investment gains and losses	11,288	144,937	123	0	156,348
Balance as of December 31, 2017	$390,338	$4,997,310	$17,131	$5,452,583	$10,857,362

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. There was no deferred sales inducements balance at December 31, 2017 and 2016. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in thousands)
Balance as of December 31, 2014	$836,791
Capitalization	6,462
Amortization-Impact of assumption and experience unlocking and true-ups	21,829
Amortization-All other	(183,843)
Change in unrealized investment gains (losses)	3,605
Balance as of December 31, 2015	684,844
Capitalization	932
Amortization-Impact of assumption and experience unlocking and true-ups	11,817
Amortization-All other	(144,670)
Change in unrealized investment gains (losses)	(2,802)
Other(1)	(550,121)
Balance as of December 31, 2016	0
Capitalization	0
Amortization-Impact of assumption and experience unlocking and true-ups	0
Amortization-All other	0
Change in unrealized investment gains (losses)	0
Other	0
Balance as of December 31, 2017	$0

(1)	Represents ceded DSI upon reinsurance agreements with PALAC and Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.
7. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance ("AZDOI"). Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $(503) million, $578 million and $593 million for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,365 million and $1,250 million at December 31, 2017 and 2016, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is no capacity to pay a dividend in 2018 without prior approval. The Company paid dividends to Prudential Insurance of $250 million, $2,593 million and $430 million in 2017, 2016 and 2015, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$(52,501)	$(99,443)	$105,992
State and local	0	49	129
Total	(52,501)	(99,394)	106,121
Deferred tax expense (benefit):
U.S. Federal	(102,153)	25,525	(116,762)
Total	(102,153)	25,525	(116,762)
Total income tax expense (benefit)	(154,654)	(73,869)	(10,641)
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	43,372	3,322	(61,322)
Additional paid-in capital	824	587	(6,560)
Total income tax expense (benefit)	$(110,458)	$(69,960)	$(78,523)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 35% and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Expected federal income tax expense	$59,591	$112,472	$174,077
Non-taxable investment income	(157,408)	(146,324)	(161,407)
Tax credits	(29,506)	(30,916)	(24,232)
Domestic production activities deduction, net	(10,448)	(9,488)	0
Changes in tax law	(17,576)	0	0
Other	693	387	921
Reported income tax expense (benefit)	$(154,654)	$(73,869)	$(10,641)
Effective tax rate	(90.8)%	(22.9)%	(2.1)%
The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2017, 2016 and 2015 was (90.8)%, (22.9)% and (2.1)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 35% and the Company’s effective tax rate during the periods presented:
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”). On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions. Under U.S. GAAP, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.
The Company has not fully completed its accounting for the tax effects of the Tax Act of 2017. However, we have recorded the effects of the Tax Act of 2017 as reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of the Tax Act of 2017, the Company recognized a $17.6 million tax benefit in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. This net tax benefit was comprised of the following component:

•	$17.6 million tax benefit from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%
As we complete the collection, preparation and analysis of data relevant to the Tax Act of 2017, interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $155 million of the total $157 million of 2017 non-taxable investment income, $142 million of the total $146 million of 2016 non-taxable investment income, and $161 million of the total $161 million of 2015 non-taxable investment income. The DRD for the current period was estimated using information from 2016, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2017	2016
	(in thousands)
Deferred tax assets:
Insurance reserves	$171,504	$148,115
Other	0	1,966
Deferred tax assets	171,504	150,081
Deferred tax liabilities:
Deferred policy acquisition costs	39,501	45,405
Net unrealized gains on securities	61,294	24,949
Investments	96,385	171,303
Other	7,944	0
Deferred tax liabilities	205,124	241,657
Net deferred tax asset (liability)	$(33,620)	$(91,576)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2017 and 2016. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $170 million, $321 million and $497 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2017	2016	2015
	(in thousands)
Balance at January 1,	$9,488	$0	$0
Increases in unrecognized tax benefits-prior years	12,373	4,744	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	8,335	4,744	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	0
Balance at December 31,	$30,196	$9,488	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$30,196	$9,488	$0
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2017, the Company remains subject to examination in the U.S. for tax years 2014 through 2016.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

9. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$80,611	$19,204	$0	$99,815
Obligations of U.S. states and their political subdivisions	0	635,458	0	0	635,458
Foreign government bonds	0	134,924	174	0	135,098
U.S. corporate public securities	0	1,779,935	1,154	0	1,781,089
U.S. corporate private securities	0	901,080	60,158	0	961,238
Foreign corporate public securities	0	182,243	209	0	182,452
Foreign corporate private securities	0	837,766	13,900	0	851,666
Asset-backed securities(4)	0	71,400	111,028	0	182,428
Commercial mortgage-backed securities	0	322,832	0	0	322,832
Residential mortgage-backed securities	0	71,226	0	0	71,226
Subtotal	0	5,017,475	205,827	0	5,223,302
Trading account assets:
Corporate securities	0	38,793	0	0	38,793
Asset-backed securities(4)	0	0	0	0	0
Equity securities	0	0	17,488	0	17,488
Subtotal	0	38,793	17,488	0	56,281
Equity securities, available-for-sale	94	22,991	37	0	23,122
Short-term investments	0	0	1,339	0	1,339
Cash equivalents	0	28,007	0	0	28,007
Other long-term investments(6)	0	115,094	0	(115,086)	8
Reinsurance recoverables(5)	0	0	5,457,649	0	5,457,649
Receivables from parent and affiliates	0	132,571	0	0	132,571
Subtotal excluding separate account assets	94	5,354,931	5,682,340	(115,086)	10,922,279
Separate account assets(2)(7)	0	125,543,035	0	0	125,543,035
Total assets	$94	$130,897,966	$5,682,340	$(115,086)	$136,465,314
Future policy benefits(3)	$0	$0	$5,452,583	$0	$5,452,583
Policyholders' account balances	0	0	46,651	0	46,651
Payables to parent and affiliates	0	74,378	0	(69,718)	4,660
Total liabilities	$0	$74,378	$5,499,234	$(69,718)	$5,503,894

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$160,740	$0	$0	$160,740
Obligations of U.S. states and their political subdivisions	0	626,486	0	0	626,486
Foreign government bonds	0	108,782	0	0	108,782
U.S. corporate public securities	0	2,306,409	55,109	0	2,361,518
U.S. corporate private securities	0	851,585	32,699	0	884,284
Foreign corporate public securities	0	221,848	0	0	221,848
Foreign corporate private securities	0	584,268	14,748	0	599,016
Asset-backed securities(4)	0	169,160	19,856	0	189,016
Commercial mortgage-backed securities	0	382,671	0	0	382,671
Residential mortgage-backed securities	0	83,188	0	0	83,188
Subtotal	0	5,495,137	122,412	0	5,617,549
Trading account assets:
Corporate securities	0	19,256	0	0	19,256
Asset-backed securities(4)	0	302	0	0	302
Commercial mortgage-backed securities	0	0	0	0	—
Equity securities	0	0	15,770	0	15,770
Subtotal	0	19,558	15,770	0	35,328
Equity securities, available-for-sale	41	16,640	75	0	16,756
Short-term investments	31,007	5,650	0	0	36,657
Cash equivalents	5,644	1,998	0	0	7,642
Other long-term investments(6)	0	90,884	0	(13,019)	77,865
Reinsurance recoverables	0	0	5,474,263	0	5,474,263
Receivables from parent and affiliates	0	131,144	6,493	0	137,637
Subtotal excluding separate account assets	36,692	5,761,011	5,619,013	(13,019)	11,403,697
Separate account assets(2)(7)	0	116,040,888	0	0	116,040,888
Total assets	$36,692	$121,801,899	$5,619,013	$(13,019)	$127,444,585
Future policy benefits(3)	$0	$0	$5,041,007	$0	$5,041,007
Policyholders' account balances	0	0	20,337	0	20,337
Payables to parent and affiliates	0	12,854	0	(12,854)	0
Total liabilities	$0	$12,854	$5,061,344	$(12,854)	$5,061,344

(1)
“Netting” amounts represent cash collateral of $45.4 million and $0.2 million as of December 31, 2017 and 2016, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
As of December 31, 2017, the net embedded derivative liability position of $5,453 million includes $823 million of embedded derivatives in an asset position and $6,276 million of embedded derivatives in a liability position. As of December 31, 2016, the net embedded derivative liability position of $5,041 million includes $1,157 million of embedded derivatives in an asset position and $6,198 million of embedded derivatives in a liability position.

(4)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(5)	Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.

(6)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2017 and December 31, 2016, the fair values of these investments, which include certain hedge funds, private equity funds and other funds were $0.7 million and $0.9 million, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(7)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at net asset value per share (or its equivalent). At December 31, 2017 and December 31, 2016, the fair values of separate account assets excluded from the fair value hierarchy were $4,113 million and $566 million, respectively.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2017 and 2016, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets - Trading account assets consist primarily of fixed maturity securities and equity securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds, and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
The Company also had an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (see Note 12). Under this agreement, the Company paid a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk was accounted for as an embedded derivative which was included in “Reinsurance recoverables” as of December 31, 2016. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that are attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative included capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders' account balances is related to certain embedded derivative instruments associated with certain policyholders' account balances. The fair values are determined consistent with similar derivative instruments described under "Derivative Instruments".
Transfers between Levels 1 and 2 - Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company's Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the years ended December 31, 2017 and 2016, there were no transfers between Level 1 and Level 2.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(12)	$36,966	Discounted cash flow	Discount rate	5.06%	22.23%	7.33%	Decrease
		Liquidation	Liquidation value	25%	25%	25%	Increase
Reinsurance recoverables(13)	$5,457,649	Fair values are determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(7)	$5,452,583	Discounted cash flow	Lapse rate(8)	1%	12%		Decrease
			Spread over LIBOR(4)	0.12%	1.10%		Decrease
			Utilization rate(9)	52%	97%		Increase
			Withdrawal rate	See table footnote (10) below
			Mortality rate(11)	0%	14%		Decrease
			Equity volatility curve	13%	24%		Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(12)	$45,715	Discounted cash flow	Discount rate	4.54%		15.00%		8.06%		Decrease
		Market comparables	EBITDA multiples(2)	4.0	X	4.0	X	4.0	X	Increase
		Liquidation	Liquidation value	98.21%		98.21%		98.21%		Increase
Reinsurance recoverables - Living Benefits	$5,041,262	Fair values are determined in the same manner as future policy benefits
Reinsurance recoverables - No Lapse Guarantee	$433,001	Discounted cash flow	Lapse rate(3)	0%		12%				Decrease
			Spread over LIBOR(4)	0.25%		1.50%				Decrease
			Mortality rate(5)	0%		31%				Decrease
			Premium payment(6)	0.65	X	0.95	X			Decrease
Liabilities:
Future policy benefits(7)	$5,041,007	Discounted cash flow	Lapse rate(8)	0%		13%				Decrease
			Spread over LIBOR(4)	0.25%		1.50%				Decrease
			Utilization rate(9)	52%		96%				Increase
			Withdrawal rate	See table footnote (10) below
			Mortality rate(11)	0%		14%				Decrease
			Equity volatility curve	16%		25%				Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)
Represents multiples of earnings before interest, taxes, depreciation and amortization, ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(3)	For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.

(4)
The spread over LIBOR swap curve represents the premium added to the risk-free discount rate (i.e., LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(5)	Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

(6)
For universal life, policyholders are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as "X"). The multiples vary by funding level and policy duration. If the resulting premium in any duration is smaller than the minimum annual premium required to maintain the no-lapse guarantee, policyholders are assumed to pay the minimum annual premium. Policyholders are assumed to stop premium payments once the no-lapse guarantee is fully funded. The range shown as of December 31, 2016 excludes multiples for the first duration since all contracts are beyond the first duration. Assumption ranges for prior periods include first duration multiples.

(7)
Future policy benefits primarily represent general account liabilities for the living benefit guarantees of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(8)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(9)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(10)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2017 and 2016, the minimum withdrawal assumption rate is 78% and the maximum withdrawal assumption rate may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(11)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

(12)	Includes assets classified as fixed maturities available-for-sale.

(13)	Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data, and actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2017
	Fixed Maturities Available-For-Sale
	U.S. Government	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities
	(in thousands)
Fair value, beginning of period	$0	$102,556	$19,856	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(2,198)	4,199	0
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	1,590	(3,178)	0
Net investment income	0	158	112	0
Purchases	15,634	18,022	108,731	1,493
Sales	0	(52,287)	(7,471)	0
Issuances	0	0	0	0
Settlements	0	(24,770)	(55,372)	0
Transfers into Level 3(1)	0	42,125	78,159	0
Transfers out of Level 3(1)	0	(6,193)	(34,008)	(1,493)
Other(3)	3,570	(3,582)	0	0
Fair value, end of period	$19,204	$75,421	$111,028	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$(2,736)	$0	$0
Asset management fees and other income	$0	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017
	Trading Account Assets
	Asset-Backed Securities (6)	Equity Securities	Equity Securities, Available-for-Sale	Short term Investments	Other Long- term Investments
	(in thousands)
Fair value, beginning of period	$0	$15,770	$75	$0	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0
Asset management fees and other income	0	1,707	0	0	0
Included in other comprehensive income (loss)	0	0	(38)	0	0
Net investment income	0	0	0	0	0
Purchases	0	0	0	8,425	0
Sales	0	0	0	(1)	0
Issuances	0	0	0	0	0
Settlements	0	0	0	(7,085)	0
Transfers into Level 3(1)	0	0	0	0	16
Transfers out of Level 3(1)	0	0	0	0	(16)
Other(3)	0	11	0	0	0
Fair value, end of period	$0	$17,488	$37	$1,339	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$2,345	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Fair value, beginning of period	$5,474,263	$6,493	$(5,041,007)	$(20,337)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	(158,623)	0	463,432	(30,991)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	0	0	0
Net investment income	0	0	0	0
Purchases	902,110	0	0	0
Sales	0	0	0	0
Issuances	0	0	(875,008)	0
Settlements	0	0	0	4,677
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	(6,493)	0	0
Other(3)	(760,101)	0	0	0
Fair value, end of period	$5,457,649	$0	$(5,452,583)	$(46,651)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$(315,998)	$0	$313,532	$(30,991)
Asset management fees and other income	$0	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Fixed Maturities, Available-for-Sale
	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities
	(in thousands)
Fair value, beginning of period	$95,492	$173,347	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(277)	(891)	0
Asset management fees and other income	0	0	0
Included in other comprehensive income (loss)	(1,018)	158	0
Net investment income	54	149	0
Purchases	5,459	21,473	0
Sales	(9,928)	(44,486)	0
Issuances	0	0	0
Settlements	(10,728)	(1,071)	0
Transfers into Level 3(1)	29,881	48,957	0
Transfers out of Level 3(1)	(6,379)	(177,780)	0
Other(3)	0	0	0
Fair value, end of period	$102,556	$19,856	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$(560)	$(1,378)	$0
Asset management fees and other income	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Trading Account Assets
	Asset-Backed Securities (6)	Equity Securities	Equity Securities Available-For-Sale	Other Long-term Investments
	(in thousands)
Fair value, beginning of period	$0	$18,248	$165	$5,704
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	0	0	0	0
Asset management fees and other income	(32)	192	0	0
Included in other comprehensive income (loss)	0	0	(90)	0
Net investment income	0	0	0	(67)
Purchases	0	0	0	102
Sales	0	(5,930)	0	0
Issuances	0	0	0	0
Settlements	(527)	0	0	0
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	0	0	(2,479)
Other	559	3,260	0	(3,260)
Fair value, end of period	$0	$15,770	$75	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0
Asset management fees and other income	$0	$(769)	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Fair value, beginning of period	$4,940,011	$5,000	$(5,205,434)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	(281,009)	(13)	975,823	(8,463)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	16	0	0
Net investment income	0	0	0	0
Purchases	815,261	6,500	0	0
Sales	0	(1,987)	0	0
Issuances	0	0	(811,396)	0
Settlements	0	0	0	(5,972)
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	(2,464)	0	0
Other	0	(559)	0	(5,902)
Fair value, end of period	$5,474,263	$6,493	$(5,041,007)	$(20,337)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$4,326,977	$0	$866,386	$(8,463)
Asset management fees and other income	$0	$0	$0	$0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2015, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2015.

	Year Ended December 31, 2015
	Fixed Maturities, Available-for-Sale
	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$(1,533)	$42	$0
Asset management fees and other income	$0	$0	$0
Included in other comprehensive income (loss)	$262	$(939)	$0
Net investment income	$30	$52	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$(1,392)	$0	$0
Asset management fees and other income	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Trading Account Assets
	Asset-Backed Securities (6)	Equity Securities	Equity Securities, Available-for-Sale	Other Long- term Investments
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$337	$1,912
Asset management fees and other income	$0	$2,207	$0	$0
Included in other comprehensive income (loss)	$0	$0	$(245)	$0
Net investment income	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$1,744
Asset management fees and other income	$0	$2,162	$0	$0

	Year Ended December 31, 2015
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net (4)	$(635,006)	$0	$505,416	$0
Asset management fees and other income	$0	$0	$0	$0
Included in other comprehensive income (loss)	$0	$(17)	$0	$0
Net investment income	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$(482,828)	$0	$381,057	$0
Asset management fees and other income	$0	$0	$0	$0

(1)	Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfer occurs for any such assets still held at the end of the quarter.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)
Other, except for Reinsurance recoverables, primarily represents reclassifications of certain assets and liabilities between reporting categories. Other for Reinsurance Recoverables for the year ended December 31, 2017, represents the Company's recapture of the risks related to the no-lapse guarantees that were previously reinsured to UPARC and the discontinuation of embedded derivative accounting, effective July 1, 2017.

(4)
Realized investment gains (losses) on Future Policy Benefits and Reinsurance Recoverables primarily represents the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investment gains (losses) related to the Variable Annuities Recapture.

(5)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(6)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2017(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,111,625	$1,111,625	$1,083,419
Policy loans	0	0	1,161,101	1,161,101	1,161,101
Cash and cash equivalents	36,562	148,000	0	184,562	184,562
Accrued investment income	0	82,341	0	82,341	82,341
Receivables from parent and affiliates	0	167,545	0	167,545	167,545
Other assets	0	50,407	0	50,407	50,407
Total assets	$36,562	$448,293	$2,272,726	$2,757,581	$2,729,375
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,178,583	$276,435	$1,455,018	$1,458,599
Securities sold under agreements to repurchase	0	0	0	0	0
Cash collateral for loaned securities	0	33,169	0	33,169	33,169
Payables to parent and affiliates	0	223,550	0	223,550	223,550
Other liabilities	0	362,592	0	362,592	362,592
Total liabilities	$0	$1,797,894	$276,435	$2,074,329	$2,077,910

	December 31, 2016(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,181,582	$1,181,582	$1,150,381
Policy loans	0	0	1,166,456	1,166,456	1,166,456
Cash and cash equivalents	30,149	58,366	0	88,515	88,515
Accrued investment income	0	87,322	0	87,322	87,322
Receivables from parent and affiliates	0	76,315	0	76,315	76,315
Other assets	0	37,969	0	37,969	37,969
Total assets	$30,149	$259,972	$2,348,038	$2,638,159	$2,606,958
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,129,378	$253,007	$1,382,385	$1,386,099
Securities sold under agreements to repurchase	0	68,904	0	68,904	68,904
Cash collateral for loaned securities	0	74,976	0	74,976	74,976
Payables to parent and affiliates	0	73,628	0	73,628	73,628
Other liabilities	0	305,969	0	305,969	305,969
Total liabilities	$0	$1,652,855	$253,007	$1,905,862	$1,909,576

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of these cost method investments were $49 million and $35 million, respectively. The carrying values of these investments were $41 million and $32 million as of December 31, 2017 and 2016, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Securities Sold Under Agreements to Repurchase
The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

10. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells variable annuity products which may include guaranteed benefit features that are accounted for as embedded derivatives; related to these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements (previously reinsured to Pruco Re) with affiliates, PALAC and Prudential Insurance. See Note 1 for additional information on the reinsurance agreements. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton").
In regard to no-lapse guarantee provision on certain universal life products, the Company had reinsured a portion of it to an affiliate, UPARC, through June 30, 2017 and recaptured the reinsurance effective July 1, 2017. See Note 12 for additional information on the recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

These embedded derivatives and reinsurance agreements, also accounted as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.
Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives which are recorded with the associated host and related reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2017			December 31, 2016
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$649,905	$18,243	$(44,806)	$435,602	$44,040	$(1,835)
Total Qualifying Hedges	$649,905	$18,243	$(44,806)	$435,602	$44,040	$(1,835)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$246,925	$23,032	$0	$101,076	$8,215	$0
Foreign Currency
Foreign Currency Forwards	16,320	0	(376)	13,447	216	(20)
Credit
Credit Default Swaps	1,594	0	(96)	3,000	0	(281)
Currency/Interest Rate
Foreign Currency Swaps	95,145	4,347	(5,600)	56,626	7,789	(211)
Equity
Equity Options	1,277,102	69,472	(23,500)	649,807	30,624	(10,507)
Total Non-Qualifying Hedges	$1,637,086	$96,851	$(29,572)	$823,956	$46,844	$(11,019)
Total Derivatives (1)	$2,286,991	$115,094	$(74,378)	$1,259,558	$90,884	$(12,854)

(1)	Excludes embedded derivatives and related reinsurance recoverables which contain multiple underlyings.
The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $5,453 million and $5,041 million as of December 31, 2017 and December 31, 2016, respectively. The fair value of the related reinsurance recoverables, included in "Reinsurance recoverables," was an asset of $5,458 million and $5,474 million as of December 31, 2017 and December 31, 2016, respectively. Of these reinsurance recoverables, the fair value related to the living benefits guarantee from PALAC and Prudential Insurance was an asset of $5,445 million and $5,041 million and the fair value related to the Prudential Premier® Retirement Variable Annuity from Union Hamilton was an asset of $13 million and $0 million of December 31, 2017 and December 31, 2016, respectively. Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting. The fair value related to the no-lapse guarantee from UPARC was an asset of $433 million as of December 31, 2016. See Note 12 for additional information on these reinsurance agreements.
The fair value of the embedded derivatives, included in "Policyholders' account balances," was a net liability of $47 million and $20 million as of December 31, 2017 and December 31, 2016, respectively. There was no related reinsurance recoverable.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$115,086	$(115,086)	$0	$0	$0
Securities purchased under agreements to resell	148,000	0	148,000	(148,000)	0
Total Assets	$263,086	$(115,086)	$148,000	$(148,000)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$74,378	$(69,718)	$4,660	$(245)	$4,415
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$74,378	$(69,718)	$4,660	$(245)	$4,415

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$90,877	$(13,019)	$77,858	$(77,858)	$0
Securities purchased under agreements to resell	58,366	0	58,366	(58,366)	0
Total Assets	$149,243	$(13,019)	$136,224	$(136,224)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$12,854	$(12,854)	$0	$0	$0
Securities sold under agreements to repurchase	68,904	0	68,904	(68,904)	0
Total Liabilities	$81,758	$(12,854)	$68,904	$(68,904)	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 14. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$6,071	$(8,234)	$(58,609)
Total qualifying hedges	0	6,071	(8,234)	(58,609)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,565)	0	0	0
Currency	(1,316)	0	0	0
Currency/Interest Rate	(7,245)	0	(71)	0
Credit	(46)	0	0	0
Equity	30,466	0	0	0
Embedded Derivatives	(126,919)	0	0	0
Total non-qualifying hedges	(106,625)	0	(71)	0
Total	$(106,625)	$6,071	$(8,305)	$(58,609)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$4,055	$1,638	$(7,340)
Total qualifying hedges	0	4,055	1,638	(7,340)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	186,419	0	0	0
Currency	1,657	0	0	0
Currency/Interest Rate	8,960	0	(15)	0
Credit	(535)	0	0	0
Equity	350	0	0	0
Embedded Derivatives	467,682	0	0	0
Total non-qualifying hedges	664,533	0	(15)	0
Total	$664,533	$4,055	$1,623	$(7,340)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$3,297	$1,879	$36,686
Total qualifying hedges	0	3,297	1,879	36,686
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	77,158	0	0	0
Currency	211	0	0	0
Currency/Interest Rate	11,533	0	209	0
Credit	90	0	0	0
Equity	(35,276)	0	0	0
Embedded Derivatives	(274,008)	0	0	0
Total non-qualifying hedges	(220,292)	0	209	0
Total	$(220,292)	$3,297	$2,088	$36,686

(1)	Amounts deferred in AOCI.
For the years ended December 31, 2017, 2016 and 2015, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2014	$11,585
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	40,972
Amount reclassified into current period earnings	(4,286)
Balance, December 31, 2015	48,271
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	575
Amount reclassified into current period earnings	(7,915)
Balance, December 31, 2016	40,931
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(59,712)
Amount reclassified into current period earnings	1,103
Balance, December 31, 2017	$(17,678)
The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements Comprehensive Income; these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2017 values, it is estimated that a pre-tax gain of $6 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2018, offset by amounts pertaining to the hedged items.

As of December 31, 2017, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 39 years.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
As of December 31, 2017 and 2016, the Company has not written credit protection.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $2 million and $3 million reported at fair value as a liability of $0.1 million and $0.3 million as of December 31, 2017 and 2016, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through a central clearing and OTC; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
11. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2017 and 2016, the outstanding balances on these commitments were $15 million and $49 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2017 and 2016, $196 million and $133 million, respectively, of these commitments were outstanding.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that set out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2017, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $30 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Wells Fargo MyTerm Sales
In December 2016, Prudential Financial announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Prudential Financial-initiated review of how the product was being sold through Wells Fargo. Prudential Financial has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial's total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.
Prudential Financial has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the New Jersey Department of Banking and Insurance ("NJDOBI"), state attorneys general and federal legislators, and is responding to these requests. Prudential Financial has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. Prudential Financial may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. Prudential Financial has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers.
Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, et al.
In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (i) alleges that defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act ("RICO")) and New Jersey law (Consumer Fraud Act); and (ii) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the complaint. In February 2017, the amended complaint was withdrawn with prejudice. This case is now closed.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Escheatment Litigation
State of West Virginia ex. Rel. John D. Perdue v. Pruco Life
In October 2012, the State of West Virginia commenced a second action against Pruco Life making the same allegations stated in the action against Prudential Insurance. In April 2013, Pruco Life filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted Pruco Life’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Pruco Life's rehearing petition. In November 2015, Pruco Life filed its answer.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company. During 2017, audits were satisfactorily completed by the third party auditor of the Global Resolution Agreement and by the regulators for the Regulatory Settlement Agreement to assure that the Company had complied with the terms of both agreements.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In 2016, Prudential Financial self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial is cooperating with regulators in their review of this matter (which includes a review of the remediation plan) and has entered into discussions with the SEC staff regarding a possible settlement that would potentially involve charges under the Investment Advisers Act and financial remedies. Prudential Financial cannot predict the outcome of these discussions.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

12. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), PAR U, Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, GUL Re, its parent company Prudential Insurance, as well as third parties, and participated in reinsurance with its affiliate Pruco Re through March 31, 2016 and its affiliate UPARC through June 30, 2017. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, facilitate the Company's capital market hedging program, and align accounting methodology for the assets and liabilities of living benefit guarantees contained in annuities contracts. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Through June 30, 2017, the Company had an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. See below for additional information on the change effective July 1, 2017 related to the recapture of the no-lapse guarantee risks that were previously reinsured to UPARC. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2017	2016
	(in thousands)
Reinsurance recoverables	$32,555,500	$28,674,226
Policy loans	(124,843)	(87,112)
Deferred policy acquisition costs	(6,832,729)	(6,482,889)
Deferred sales inducements	(638,065)	(615,117)
Other assets(1)	205,430	226,347
Policyholders’ account balances	5,004,885	4,978,859
Future policy benefits	3,301,841	2,833,327
Other liabilities(2)	626,306	410,376

(1)	"Other assets" includes $0.1 million of unaffiliated activity as of both December 31, 2017 and 2016.

(2)	"Other liabilities" includes $73 million and $28 million of unaffiliated activity as of December 31, 2017 and 2016, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The reinsurance recoverables by counterparty are broken out below:

	December 31, 2017	December 31, 2016
	(in thousands)
PAR U	$11,111,272	$10,514,125
PALAC	8,388,988	7,706,860
PURC	3,577,962	3,153,449
PARCC	2,546,673	2,589,397
GUL Re	1,772,950	0
PAR Term	1,559,618	1,403,738
Prudential of Taiwan	1,406,686	1,246,241
Prudential Insurance	1,152,241	976,652
Term Re	966,509	593,084
UPARC	0	467,904
Unaffiliated	72,601	22,776
Total reinsurance recoverables	$32,555,500	$28,674,226
Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2017	2016	2015
	(in thousands)
Premiums:
Direct	$1,720,896	$1,621,531	$1,519,992
Assumed(1)	194	359	0
Ceded(2)	(1,666,384)	(2,447,832)	(1,442,358)
Net premiums	54,706	(825,942)	77,634
Policy charges and fee income:
Direct	3,459,134	2,804,446	2,933,271
Assumed	473,573	533,648	434,560
Ceded(3)	(3,678,165)	(2,550,899)	(1,211,444)
Net policy charges and fee income	254,542	787,195	2,156,387
Net investment income:
Direct	356,291	378,969	419,357
Assumed	1,484	1,411	1,394
Ceded	(5,365)	(4,430)	(4,164)
Net investment income	352,410	375,950	416,587
Asset administration fees:
Direct	340,461	310,178	362,321
Assumed	0	0	0
Ceded	(322,868)	(225,735)	0
Net asset administration fees	17,593	84,443	362,321
Other income:
Direct	62,830	50,475	44,223
Assumed(4)	390	(161)	0
Ceded	(77)	21	0
Amortization of reinsurance income	4,606	(19,228)	11,292
Net other income	67,749	31,107	55,515
Realized investment gains (losses), net:
Direct	478,117	1,263,088	571,702
Assumed	0	0	0
Ceded(5)	(558,303)	(504,639)	(780,240)
Realized investment gains (losses), net	(80,186)	758,449	(208,538)
Policyholders’ benefits (including change in reserves):
Direct	2,450,810	2,456,262	2,064,906
Assumed(6)	584,909	596,196	541,371
Ceded(7)	(3,074,099)	(3,312,658)	(2,307,127)
Net policyholders’ benefits (including change in reserves)	(38,380)	(260,200)	299,150
Interest credited to policyholders’ account balances:
Direct	350,262	413,328	477,667
Assumed	135,123	131,953	124,954
Ceded	(316,994)	(244,061)	(228,410)
Net interest credited to policyholders’ account balances	168,391	301,220	374,211
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization(8)	(1,302,020)	(840,010)	(354,372)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	"Premiums assumed" includes $0.2 million, $0.4 million and $0 million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)	"Premiums ceded" includes $0.0 million of unaffiliated activity for the year ended December 31, 2017.

(3)	"Policy charges ceded" includes $(8) million, $(4) million and $(4) million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(4)	"Other income assumed" includes $0.4 million, $(0.2) million and $0.0 million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(5)	"Realized investment gains (losses), net ceded" includes $(20) million, $(30) million and $2 million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(6)	"Policyholders' benefits (including change in reserves) assumed" includes $0.4 million of unaffiliated activity for the year ended December 31, 2017.

(7)
"Policyholders' benefits (including change in reserves) ceded" includes $4 million, $5 million and $(14) million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(8)	Prior period amount for the year ended December 31, 2015 has been corrected to exclude non-reinsurance expenses.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2017	2016	2015
	(in thousands)
Direct gross life insurance face amount in force	$882,333,743	$827,832,976	$770,427,543
Assumed gross life insurance face amount in force	41,782,959	42,566,514	43,552,313
Reinsurance ceded	(854,053,110)	(805,796,078)	(752,647,594)
Net life insurance face amount in force	$70,063,592	$64,603,412	$61,332,262
Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011.
Effective July 1, 2011, PLNJ reinsures an amount equal to 95% of all the risks associated with its universal life policies with PAR U.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement with PALAC, to reinsure its variable annuity base contracts, along with the living benefit guarantees, excluding business reinsured externally, and the PLNJ business, which was reinsured to Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as Universal Plus policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as Universal Plus policies, with effective dates on or after January 1, 2017, excluding those policies that are subject to principles-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector and Universal Life policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. Effective July 1, 2017, the Company will reinsure a portion of the mortality risk directly to third-party reinsurers and retain all of the non-reinsured portion of the mortality risk.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In December 2017, Hartford Financial announced a definitive agreement to sell a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There is no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there is no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. See Note 1 for additional information related to the Variable Annuities Recapture.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through an automatic coinsurance agreement with Term Re.
UPARC
Through June 30, 2017, Pruco Life reinsured Universal Protector policies having no-lapse guarantees with effective dates through December 31, 2013 with UPARC. UPARC reinsured an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
Effective July 1, 2017, Pruco Life recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and subsequently included these risks as part of the business ceded to GUL Re under the amended coinsurance agreement on that date. As part of the recapture, the Company received invested assets of $557 million as consideration from UPARC and unwound the associated reinsurance recoverable of $760 million. As a result, the Company recognized a loss of $203 million immediately.
Pruco Re
Through March 31, 2016, the Company, including its wholly-owned subsidiary PLNJ, entered into various automatic coinsurance agreements with Pruco Re to reinsure its living benefit guarantees sold on certain of its annuities. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Information regarding significant third party reinsurance arrangements is described below.
Union Hamilton
Effective April 1, 2015, the Company, excluding its subsidiaries, entered into an agreement with Union Hamilton, an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covered most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, with Union Hamilton’s cumulative quota share amounting to $2.9 billion of new rider premiums as of December 31, 2016. As of December 31, 2017, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton. Reinsurance on business subject to this agreement remains in force for the duration of the underlying annuity contracts. New sales subsequent to December 31, 2016 is not covered by this external reinsurance agreement. These guaranteed benefit features are accounted for as embedded derivatives.
13. EQUITY
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, were as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2014	$(67)	$178,758	$178,691
Change in OCI before reclassifications	(507)	(164,799)	(165,306)
Amounts reclassified from AOCI	0	(9,902)	(9,902)
Income tax benefit (expense)	177	61,145	61,322
Balance, December 31, 2015	$(397)	$65,202	$64,805
Change in OCI before reclassifications	(8)	74,040	74,032
Amounts reclassified from AOCI	0	(64,540)	(64,540)
Income tax benefit (expense)	3	(3,325)	(3,322)
Balance, December 31, 2016	$(402)	$71,377	$70,975
Change in OCI before reclassifications	259	164,482	164,741
Amounts reclassified from AOCI	0	(26,998)	(26,998)
Income tax benefit (expense)	(91)	(43,281)	(43,372)
Balance, December 31, 2017	$(234)	$165,580	$165,346

(1)	Includes cash flow hedges of $(18) million, $41 million, and $48 million as of December 31, 2017, 2016 and 2015, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$(1,103)	$7,915	$4,286
Net unrealized investment gains (losses) on available-for-sale securities(4)	28,101	56,625	5,616
Total net unrealized investment gains (losses)	26,998	64,540	9,902
Total reclassifications for the period	$26,998	$64,540	$9,902

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Reinsurance Recoverable and Other Costs	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2014(2)	$5,333	$(2,709)	$1,399	$(1,440)	$2,583
Net investment gains (losses) on investments arising during the period	107	0	0	(37)	70
Reclassification adjustment for (gains) losses included in net income	(251)	0	0	88	(163)
Reclassification adjustment for OTTI losses excluded from net income(1)	7	0	0	(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and deferred sales inducements(2)	0	1,404	0	(492)	912
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(2)	0	0	(330)	116	(214)
Balance, December 31, 2015(2)	$5,196	$(1,305)	$1,069	$(1,767)	$3,193
Net investment gains (losses) on investments arising during the period	1,238	0	0	(433)	805
Reclassification adjustment for (gains) losses included in net income	(1,107)	0	0	387	(720)
Reclassification adjustment for OTTI losses excluded from net income(1)	(444)	0	0	155	(289)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(2)	0	393	0	(138)	255
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(2)	0	0	(437)	153	(284)
Balance, December 31, 2016(2)	$4,883	$(912)	$632	$(1,643)	$2,960
Net investment gains (losses) on investments arising during the period	375	0	0	(119)	256
Reclassification adjustment for (gains) losses included in net income	(3,699)	0	0	1,171	(2,528)
Reclassification adjustment for OTTI losses excluded from net income(1)	50	0	0	(16)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs	0	813	0	(289)	524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and reinsurance payables	0	0	(610)	214	(396)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs, Reinsurance Recoverable and Other Costs	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2014(3)	$344,577	$(256,260)	$182,553	$(94,695)	$176,175
Net investment gains (losses) on investments arising during the period	(223,082)	0	0	78,078	(145,004)
Reclassification adjustment for (gains) losses included in net income	(9,651)	0	0	3,378	(6,273)
Reclassification adjustment for OTTI losses excluded from net income(1)	(7)	0	0	2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and deferred sales inducements(3)	0	159,640	0	(55,874)	103,766
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(3)	0	0	(102,538)	35,888	(66,650)
Balance, December 31, 2015(3)	$111,837	$(96,620)	$80,015	$(33,223)	$62,009
Net investment gains (losses) on investments arising during the period	(70,379)	0	0	24,633	(45,746)
Reclassification adjustment for (gains) losses included in net income	65,647	0	0	(22,976)	42,671
Reclassification adjustment for OTTI losses excluded from net income(1)	444	0	0	(155)	289
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(3)	0	(132)	0	46	(86)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(3)	0	0	14,276	(4,996)	9,280
Balance, December 31, 2016(3)	$107,549	$(96,752)	$94,291	$(36,671)	$68,417
Net investment gains (losses) on investments arising during the period	134,613	0	0	(42,628)	91,985
Reclassification adjustment for (gains) losses included in net income	30,697	0	0	(9,721)	20,976
Reclassification adjustment for OTTI losses excluded from net income(1)	(50)	0	0	16	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs	0	98,584	0	(35,060)	63,524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and reinsurance payables	0	0	(123,289)	43,151	(80,138)
Balance, December 31, 2017	$272,809	$1,832	$(28,998)	$(80,913)	$164,730

(1)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(3)	Prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

14.    RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2017, 2016 and 2015. The expense charged to the Company for the deferred compensation program was $9 million, $8 million and $7 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $26 million, $23 million and $22 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $28 million, $28 million and $26 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $10 million, $10 million and $8 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $633 million, $709 million and $771 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $66 million, $58 million and $51 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Corporate Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $3,688 million at December 31, 2017 and $3,367 million at December 31, 2016. Fees related to these COLI policies were $44 million, $42 million and $45 million for the years ended December 31, 2017, 2016 and 2015, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $14 million, $15 million and $17 million for the years ended December 31, 2017, 2016 and 2015, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 10 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other long-term investments" includes $79 million and $100 million as of December 31, 2017 and 2016, respectively. "Net investment income" related to these ventures includes a gain of $8 million, $2 million and $0.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $323 million, $295 million and $347 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $14 million, $13 million and $13 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2017	2016
							(in thousands)
U.S. Dollar floating rate notes			2028	2.77%	-	3.12%	$6,551	$0
U.S. Dollar fixed rate notes	2022	-	2028	0.00%	-	14.85%	126,020	137,636
Total long-term notes receivable - affiliated(1)							$132,571	$137,636

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2017 and 2016, and is included in “Other assets”. Revenues related to these loans were $5 million, $6 million and $7 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are included in “Other income”.
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2017 and 2016, excluding those related to the Variable Annuities Recapture effective April 1, 2016, as described in Note 1.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	March 2016	Sale	Fixed Maturities & Short-Term Investments	$88,783	$88,875	$(60)	$0
PALAC	January 2017	Purchase	Fixed Maturities & Short-Term Investments	$29	$29	$0	$0
Prudential Insurance	June 2017	Sale	Fixed Maturities & Short-Term Investments	$16,965	$16,515	$293	$0
Prudential Insurance	June 2017	Sale	Commercial Mortgages	$43,198	$42,301	$584	$0
UPARC	September 2017	Transfer In	Other Long-Term Investments	$37,354	$37,354	$0	$0
GUL Re	September 2017	Transfer Out	Other Long-Term Investments	$72,354	$72,354	$0	$0
GUL Re	September 2017	Transfer Out	Fixed Maturities & Short-Term Investments	$1,254,457	$1,195,697	$0	$58,760
Prudential Financial	September 2017	Transfer In	Fixed Maturities & Short-Term Investments	$415,271	$376,412	$25,259	$0
Prudential Financial	September 2017	Transfer Out	Fixed Maturities & Short-Term Investments	$415,271	$376,412	$25,259	$0
UPARC	September 2017	Transfer In	Fixed Maturities & Short-Term Investments	$417,067	$385,459	$0	$31,608
UPARC	September 2017	Transfer In	Trading Account Assets	$6,225	$5,002	$0	$1,223
GUL Re	September 2017	Transfer Out	Trading Account Assets	$6,225	$5,002	$0	$1,223
UPARC	September 2017	Purchase	Other Long-Term Investments - Derivatives	$20,685	$20,685	$0	$0
UPARC	November 2017	Purchase	Fixed Maturities & Short-Term Investments	$41,250	$34,332	$0	$6,919
Prudential Insurance	December 2017	Sale	Commercial Mortgages	$106,199	$105,191	$655	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company prepaid $125 million of its debt and reassigned all the remaining debt to PALAC and Prudential Insurance as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment effective April 1, 2016. As of December 31, 2017 and 2016, there was no debt outstanding.
The total interest expense to the Company related to loans payable to affiliates was $0.8 million, $13 million and $51 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Contributed Capital and Dividends
In March and July of 2017, the Company received capital contributions in the amounts of $5 million and $149 million, respectively, from Prudential Insurance. In March and June of 2016, the Company received capital contributions in the amounts of $5 million and $200 million, respectively, from Prudential Insurance. For the year ended December 31, 2015, the Company did not receive any capital contributions.
In December of 2017, the Company paid a dividend in the amount of $250 million to Prudential Insurance. In April of 2016, the Company paid a dividend in the amount of $2,593 million to Prudential Insurance. In June and December of 2015, the Company paid dividends in the amounts of $230 million and $200 million, respectively, to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 12, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2017 and 2016 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2017 (1)
Total revenues	$210,959	$270,721	$(24,256)	$209,390
Total benefits and expenses	189,338	(67,282)	193,689	180,806
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	21,621	338,003	(217,945)	28,584
Net income (loss)	$40,072	$349,164	$(178,496)	$113,692
2016 (2)
Total revenues	$791,393	$140,925	$231,010	$47,874
Total benefits and expenses	1,163,700	(588,114)	182,006	132,262
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	(372,307)	729,039	49,004	(84,388)
Net income (loss)	$(328,199)	$723,984	$84,897	$(85,465)
(1) The variability in the quarterly results for 2017 was primarily due to the recapture of the risks related to the no-lapse guarantees that were previously reinsured to UPARC. See Note 12 for additional information.
(2) The variability in the quarterly results for 2016 was primarily due to the Variable Annuities Recapture. See Note 1 for additional information.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of operations and comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As described in Note 14 to the consolidated financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, and other affiliates.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 8, 2018

We have served as the Company's auditor since 1996.

PART C:

OTHER INFORMATION

Item 26. Exhibits

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 4)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 6)
(ii)	Selling Agreement used from 11-2008 to current. (Note 5)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract (ICC14 VULNLG-2014). (Note 16)
(ii)	Variable Universal Life Insurance Contract (ICC15 VULNLG-2015). (Note 20)
(iii)	Rider for Insured's Accidental Death Benefit - VL110B 2000. (Note 4)
(iv)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B3-2005. (Note 4)
(v)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182 B-2005. (Note 4)
(vi)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184 B- 2005. (Note 4)
(vii)	Rider for Enhanced Cash Value – ICC14 PLI 496-2014. (Note 16)
(viii)	Rider for Lapse Protection - ICC14 PLI 522-2014. (Note 16)
(ix)	Rider to Provide Lapse Protection - ICC15 PLI 522-2015 (Note 20)
(x)	Rider for Overloan Protection - PLI 518-2008. (Note 4)
(xi)	Rider for Settlement Options to Provide Acceleration of Death Benefits: All states except FL - ORD87241-90-P. (Note 4)
(xii)	Rider for Settlement Options to Provide Acceleration of Death Benefits: FL only - ORD87241-89-P. (Note 4)
(xiii)	Rider to Provide Acceleration of Death Benefit – ICC14 VL 145 B3-2014. (Note 16)
(xiv)	Rider to Provide Acceleration of Death Benefit – ICC16 VL 145 B4-2016. (Note 22)
(xv)	Rider to Provide Acceleration of Death Benefit – ICC17 VL 145 B5-2017. (Note 26)
(xvi)	Endorsement: MT only - ICC14 PLI 542-2014. (Note 16)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 11)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 4)
(ii)	By‑laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Prudential. (Note 3)
(ii)	Amendments (1-13) to the Agreement between Pruco Life and Prudential. (Note 13)
(iii)	Agreement between Pruco Life and Munich American Reassurance. (Note 7)
(iv)	Amendment (2) to the Agreement between Pruco Life and Munich American Reassurance. (Note 11)
(v)	Amendments (3-4) to the Agreement between Pruco Life and Munich American Reinsurance. (Note 15)
(vi)	Agreement between Pruco Life and RGA Reinsurance Company. (Note 8)
(vii)	Amendment (2) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 11)
(viii)	Amendment (3) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 13)
(ix)	Agreement between Pruco Life and SCOR Global Life US Re Insurance Company. (Note 9)

(x)	Amendment (2) to the Agreement between Pruco Life and SCOR Global Life US Re Insurance Company. (Note 11)
(xi)	Amendments (3-4) to the Agreement between Pruco Life and SCOR Global Life US Re Insurance Company. (Note 15)
(xii)	Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 15)
(xiii)	Amendment (1) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 15)
(xiv)	Amendment (2) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 15)
(xv)	Amendments (3-4) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 15)
(xvi)	Agreement between Pruco Life and ACE Tempest Life Re. (Note 10)
(xvii)	Amendment (2) to the Agreement between Pruco Life and ACE Tempest Life Re. (Note 11)
(xviii)	Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd. (Note 13)
(xix)	Amendment (2) to the Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd. (Note 15)

(h)	Participation Agreements:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005. (Note 2)
(ii)	Amendment #1 to the Participation Agreement between Pruco Life and Advanced Series Trust (Note13)
(iii)	Participation Agreement between Pruco Life and American Funds (Note 18)
(iv)	Participation Agreement between Pruco Life and Dreyfus (Note 17)
(v)	Amendment #3 to the Participation Agreement between Pruco Life and Dreyfus (Note 25)
(vi)	Amendment #4 to the Participation Agreement between Pruco Life and Dreyfus (Note 25)
(vii)	Amendment #5 to the Participation Agreement between Pruco Life and Dreyfus (Note 25)
(viii)	Amendment #6 to the Participation Agreement between Pruco Life and Dreyfus (Note 19)
(ix)	Participation Agreement between Pruco Life and Fidelity (Note 18)
(x)	Amendment #1 to the Participation Agreement between Pruco Life and Fidelity (Note 18)
(xi)	Amendment #2 to the Participation Agreement between Pruco Life and Fidelity (Note 25)
(xii)	Participation Agreement between Pruco Life and Franklin (Note 18)
(xiii)	Amendment #1 to the Participation Agreement between Pruco Life and Franklin (Note 25)
(xiv)	Amendment #2 to the Participation Agreement between Pruco Life and Franklin (Note 25)
(xv)	Amendment #5 to the Participation Agreement between Pruco Life and Franklin (Note 25)
(xvi)	Amendment #6 to the Participation Agreement between Pruco Life and Franklin (Note 25)
(xvii)	Amendment #7 to the Participation Agreement between Pruco Life and Franklin (Note 23)
(xviii)	Participation Agreement between Pruco Life and AIM Funds. (Note 21)
(xix)	Amendment to the Participation Agreement between Pruco Life and AIM Funds. (Note 21)
(xx)	Amendment to the Participation Agreement between Pruco Life and Invesco (formerly AIM Funds). (Note 1)
(xxi)	Amendment to the Participation Agreement between Pruco Life and Invesco (formerly AIM Funds). (Note 21)
(xxii)	Amendment to the Participation Agreement between Pruco Life and Invesco. (Note 21)
(xxiii)	Participation Agreement between Pruco Life and MFS (Note 17)
(xxiv)	Amendment #7 to the Participation Agreement between Pruco Life and MFS (Note 18)
(xxv)	Participation Agreement between Pruco Life and Neuberger Berman (Note 17)
(xxvi)	Amendment No. 1 to the Participation Agreement between Pruco Life and Neuberger Berman (Note 19)
(xxvii)	Amendment No. 2 to the Participation Agreement between Pruco Life and Neuberger Berman (Note 25)
(xxviii)	Participation Agreement between Pruco Life and Northern Lights (Note 12)
(xxix)	Amendment #2 to the Participation Agreement between Pruco Life and Northern Lights (Note 14)
(xxx)	Participation Agreement between Pruco Life and The Prudential Series Fund (Note 25)
(xxxi)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and Advanced Series Trust (Note 24)
(xxxii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and American Fund (Note 25)
(xxxiii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and Dreyfus (Note 24)
(xxxiv)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and Franklin (Note 24)
(xxxv)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and Invesco (formerly AIM funds) (Note 1)

(xxxvi)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and MFS (Note 24)
(xxxvii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and Neuberger Berman (Note 25)
(xxxviii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and The Prudential Series Fund (Note 24)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 11)
(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 14)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 20)

(j)	Not Applicable.

(k)	Opinion and Consent of William J. Evers, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: John Chieffo, Caroline A. Feeney, Lori D. Fouché, Christine Knight, Kent D. Sluyter, Kenneth Y. Tanji, Candace Woods. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6, Registration No. 333-112808, filed April 12, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-109284, filed April 20, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Form N-6 to this Registration Statement, filed April 17, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed July 6, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-109284, filed April 17, 2008 on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6, Registration No. 333-112808, filed April 12, 2007 on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6, Registration No. 333-112808, filed April 22, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6, Registration No. 333-112808, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 12, 2011 on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed April 23, 2012 on behalf of the Pruco Life Variable Universal Account.

(Note 13)	Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed April 12, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed February 6, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed April 22, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 17)	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-112808, filed April 18, 2008, on behalf of the Pruco Life Variable Universal Account.
(Note 18)	Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6, Registration No. 333-112808, filed June 28, 2013, on behalf of the Pruco Life Variable Universal Account.
(Note 19)	Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6, Registration No. 333-112808, filed June 27, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 20)	Incorporated by reference to Post-Effective Amendment No. 11 to this Registration Statement, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account.
(Note 21)	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6, Registration No. 333-205092, filed September 10, 2015, on behalf of the Pruco Life Variable Universal Account.
(Note 22)	Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed December 16, 2016, on behalf of the Pruco Life Variable Universal Account.
(Note 23)	Incorporated by reference to Post-Effective Amendment No. 20 to this Registration Statement, filed April 6, 2017, on behalf of the Pruco Life Variable Universal Account.
(Note 24)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-215544, filed June 16, 2017, on behalf of the Pruco Life Variable Universal Account.
(Note 25)	Incorporated by reference to Pre-Effective Amendment No. 40 to Form N-6, Registration No. 333-112808, filed April 6, 2018, on behalf of the Pruco Life Variable Universal Account.
(Note 26)	Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement, filed September 22, 2017, on behalf of the Pruco Life Variable Universal Account.

Item 27. Directors and Officers of Pruco Life Insurance Company

The directors and officers of Pruco Life Insurance Company ("Pruco Life"), listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JOHN CHIEFFO – Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

CAROLINE FEENEY – Director

LORI D. FOUCHÉ – Director

CHRISTINE KNIGHT – Vice President and Director

KENT D. SLUYTER – President, Chief Executive Officer, and Director

KENNETH Y. TANJI – Treasurer and Director

CANDACE WOODS – Director

OFFICERS WHO ARE NOT DIRECTORS

WILLIAM J. EVERS - Vice President and Corporate Counsel

LYNN K. STONE - Vice President, Chief Legal Officer, and Secretary

JORDAN K. THOMSEN - Vice President and Corporate Counsel

ARTHUR W. WALLACE - Senior Vice President, Chief Actuary, Appointed Actuary, and Actuary

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 17, 2009, as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Pruco Securities"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•The Prudential Variable Appreciable Account

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC

Name and Principal Business Address -------------------------------------------------------	Position and Office with Pruco Securities -----------------------------------------------------------
Caroline Feeney (Note 1)	Chairman of the Board, Manager
Kevin M. Brayton (Note 6)	Vice President, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Anthony M. Fontano (Note 1)	Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Patrick L. Hynes (Note 4)	Vice President, Manager
Peter C. Gayle (Note 5)	Vice President, Manager
Charles H. Smith (Note 2)	Anti-Money Laundering Officer
David S. Campen (Note 3)	Assistant Controller
Michael J. McQuade (Note 3)	Assistant Controller
Robert P. Smit (Note 3)	Assistant Controller
Mary E. Yourth (Note 3)	Assistant Controller
Maggie Palen (Note 2)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
Dexter M. Feliciano (Note 1)	Assistant Secretary
Jordan K. Thomsen (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Hasan Ibrahim (Note 1)	Chief Legal Officer, Vice President, Assistant Secretary
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Joseph B. McCarthy (Note 6)	Assistant Treasurer
Michele E. Talafha (Note 8)	Assistant Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Conway Lee (Note 1)	Secretary
Jason R. Chupak (Note 2)	Treasurer
Charles M. O'Donnell (Note 5)	Vice President
Milton T. Landes (Note 1)	Vice President
John F. Keenan (Note 7)	Vice President

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 1 Mill Ridge Lane, Chester, NJ 07930
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 280 Trumbull Street, 1 Commercial Plaza, Hartford, CT 06103
(Note 7) 655 Broad Street, Newark, NJ 07102
(Note 8) 2 Gateway Center, Newark, NJ 07102

(c) Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,855,401 in 2017, $2,574,216 in 2016, and $2,464,259 in 2015. Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $120,592,554, which represents Pruco Securities’ total 2017 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$57,777,270	$-0-	$62,815,284	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 6th day of April, 2018.

(Seal)

Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

By: /s/ William J. Evers William J. Evers Vice President and Corporate Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 6th day of April, 2018.

Signature and Title

/s/ *
John Chieffo
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
Caroline Feeney
Director

/s/ *
Lori D. Fouché
Director
	*By:	/s/ William J. Evers
/s/ *		William J. Evers
Christine Knight		(Attorney-in-Fact)
Vice President and Director

/s/ *
Kent D. Sluyter
President, Chief Executive Officer, and Director

/s/ *
Kenneth Y. Tanji
Treasurer and Director

/s/ *
Candace Woods
Director

EXHIBIT INDEX

Item 26.

(h) Participation Agreements:	(xx)	Amendment to the Participation Agreement between Pruco Life and Invesco (formerly AIM Funds).
	(xxxv)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and Invesco (formerly AIM funds)

(k) Legal Opinion and Consent:		Opinion and Consent of William J. Evers, Esq., as to the legality of the securities being registered.

(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(ii)	Powers of Attorney: John Chieffo, Caroline A. Feeney, Lori D. Fouché, Christine Knight, Kent D. Sluyter, Kenneth Y. Tanji, Candace Woods.

(q) Redeemability Exemption:	(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).